DECEMBER 31, 2007

RYDEX VARIABLE TRUST ANNUAL REPORT

BENCHMARK FUNDS

NOVA FUND

RUSSELL 2000® 2x STRATEGY FUND

JAPAN 1.25x STRATEGY FUND

(Formerly, Dynamic Russell 2000® Fund)

(Formerly, Japan Advantage Fund)

INVERSE S&P 500 STRATEGY FUND

(Formerly, Inverse S&P 500 Fund)

RUSSELL 2000® 1.5x STRATEGY FUND

DOW 2x STRATEGY FUND

(Formerly, Russell 2000® Advantage Fund)

(Formerly, Dynamic Dow Fund)

OTC FUND

INVERSE RUSSELL 2000®

INVERSE DOW 2x STRATEGY FUND

INVERSE OTC STRATEGY FUND

STRATEGY FUND

(Formerly, Inverse Dynamic Dow Fund)

(Formerly, Inverse OTC Fund)

(Formerly, Inverse Russell 2000® Fund)

SMALL-CAP VALUE FUND

S&P 500 2x STRATEGY FUND

GOVERNMENT LONG BOND

(Formerly, Dynamic S&P 500 Fund)

1.2x STRATEGY FUND

MID-CAP VALUE FUND

(Formerly, Government Long Bond

OTC 2x STRATEGY FUND

Advantage Fund)

LARGE-CAP VALUE FUND

(Formerly, Dynamic OTC Fund)

INVERSE GOVERNMENT LONG BOND

SMALL-CAP GROWTH FUND

MID-CAP 1.5x STRATEGY FUND

STRATEGY FUND

(Formerly, Mid-Cap Advantage Fund)

(Formerly, Inverse Government

MID-CAP GROWTH FUND

Long Bond Fund)

INVERSE MID-CAP STRATEGY FUND

LARGE-CAP GROWTH FUND

(Formerly, Inverse Mid-Cap Fund)

EUROPE 1.25x STRATEGY FUND

(Formerly, Europe Advantage Fund)

U.S. GOVERNMENT

MONEY MARKET FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

PERFORMANCE REPORTS AND FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

30

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

102

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

106

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

110

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

118

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

122

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

. . . . . . . . . . . . . . . . . . . . . . . . . . . .

133

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

134

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

139

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER,

By the last three months of 2007 the stock market gains of summer and fall seemed like a distant memory.

The intertwined crises in the nation’s housing and credit markets had, by the fourth quarter, led to huge drops in stock prices and unprecedented volatility. Despite the end of year turmoil, stocks actually turned in a respectable performance in 2007 with the bellwether Dow Jones Industrial AverageSM (“DJIA”) and

S&P 500® indexes up 8.88% and 5.49% respectively on a total return basis. The tech-heavy Nasdaq 100

Index® , which was up 19.24%, showed that investors had a robust appetite for risk for much of the year.

Despite the fact that calendar year returns were strong, 2007 will in all likelihood be remembered for the housing debacle that hammered stocks and sent the economy to the brink of recession.

The unfolding housing crisis began to ripple through the world’s financial markets as far back as July, but it was in the fourth quarter that both the U.S. economy and global financial markets lost momentum—with the contagion effects of the subprime debt crisis reaching deeper into the global financial system. The credit crunch that began in the third quarter enveloped the G-7 economies as traditional sources of credit dried up. As asset values plummeted, financial institutions throughout the developed world found themselves suddenly undercapitalized. With a full-blown financial crisis unfolding, central banks moved into crisis prevention mode by pumping capital into their respective financial systems and slashing interest rates. In perhaps one of the most important developments of the year, the outlines of a coordinated,

global easing campaign began to emerge.

In this uncertain environment fears grew that the Federal Reserve (“Fed”) was “behind the curve,” adding to the volatility in stock prices. In fact, the Fed’s initial responses to the unfolding crisis were tempered by inflationary concerns as high energy and commodity prices and a weak U.S. dollar drove inflation significantly higher towards year end.

Risk appetites that had been running high disappeared, and the avoidance of risk became the dominant theme as investors fled financial, consumer discretionary, value and small-cap stocks. The small-cap

Russell 2000® Index fell 1.57%, confirming the rotation away from small caps that began to unfold early in the year. Value stocks also underperformed in 2007 with the S&P 500/Citigroup Pure Value Index underperforming its growth counterpart by more than 10 points. Both of these trends dovetailed in the

S&P SmallCap 600/Citigroup Pure Value Index which dropped nearly 18.60%, vastly underperforming all other “style-box” exposures.

Predictably, defensive sectors such as utilities and consumer staples were favored. And, reflecting the

“decoupling” theory—which assumes growth in the developing world can continue in the face of slowing growth elsewhere—energy, materials and technology stocks rose stratospherically as the respective S&P

500 sector indices rose 34.41%, 22.53% and 16.30%.

Returns for U.S. investors in international stock markets were also boosted by the ongoing decline in the exchange value of the U.S. dollar, which fell 8.31% against a basket of the world’s major currencies. The currency effect helped to propel full-year gains for the MSCI EAFE and Emerging Market indices to

11.66% and 38.79%, respectively.

With the flight-to-quality trade fully in motion, interest rates declined and the yield curve steepened.

We think that, as we move into the early months of 2008, stock market volatility will remain a fact of life.

Defensive exposures that performed well should continue to do so, at least on a relative basis until recession fears abate. Uncorrelated investment strategies, such as absolute return, long/short, commodity,

managed futures and the like, should also provide refuge in a challenging investment climate.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director, Portfolio Strategies

2

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Fund

Level

Performance

Expectation

NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$

9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2007 and ending December 31, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

June 30, 2007

December 31, 2007

Period*

Table 1. Based on actual Fund return

Nova Fund

1.41%

$1,000.00

$

934.40

$

6.87

Inverse S&P 500 Strategy Fund

1.63%

1,000.00

1,040.50

8.38

OTC Fund

1.51%

1,000.00

1,072.30

7.89

Inverse OTC Strategy Fund

1.72%

1,000.00

941.90

8.42

S&P 500 2x Strategy Fund

1.59%

1,000.00

917.00

7.68

OTC 2x Strategy Fund

1.67%

1,000.00

1,097.70

8.83

Mid-Cap 1.5x Strategy Fund

1.60%

1,000.00

895.00

7.64

Inverse Mid-Cap Strategy Fund

1.67%

1,000.00

1,063.60

8.69

Russell 2000® 2x Strategy Fund

1.60%

1,000.00

801.30

7.26

Russell 2000® 1.5x Strategy Fund

1.61%

1,000.00

863.40

7.56

Inverse Russell 2000® Strategy Fund

1.68%

1,000.00

1,090.90

8.85

Government Long Bond 1.2x Strategy Fund

1.20%

1,000.00

949.10

5.90

Inverse Government Long Bond Strategy Fund

2.94%

1,000.00

891.60

14.02

Europe 1.25x Strategy Fund

1.61%

1,000.00

1,000.80

8.12

Japan 1.25x Strategy Fund

1.60%

1,000.00

884.10

7.60

Dow 2x Strategy Fund

1.60%

1,000.00

952.90

7.88

Inverse Dow 2x Strategy Fund

1.62%

1,000.00

1,019.30

8.25

Small-Cap Value Fund

1.45%

1,000.00

768.50

6.46

Mid-Cap Value Fund

1.45%

1,000.00

882.50

6.88

Large-Cap Value Fund

1.45%

1,000.00

878.30

6.86

Small-Cap Growth Fund

1.46%

1,000.00

920.80

7.07

Mid-Cap Growth Fund

1.46%

1,000.00

970.10

7.25

Large-Cap Growth Fund

1.46%

1,000.00

980.10

7.29

U.S. Government Money Market Fund

1.18%

1,000.00

1,012.30

5.99

Table 2. Based on hypothetical 5% return

Nova Fund

1.41%

1,000.00

1,018.01

7.20

Inverse S&P 500 Strategy Fund

1.63%

1,000.00

1,016.88

8.32

OTC Fund

1.51%

1,000.00

1,017.50

7.71

Inverse OTC Strategy Fund

1.72%

1,000.00

1,016.43

8.78

S&P 500 2x Strategy Fund

1.59%

1,000.00

1,017.09

8.12

OTC 2x Strategy Fund

1.67%

1,000.00

1,016.68

8.52

Mid-Cap 1.5x Strategy Fund

1.60%

1,000.00

1,017.04

8.17

Inverse Mid-Cap Strategy Fund

1.67%

1,000.00

1,016.68

8.52

Russell 2000® 2x Strategy Fund

1.60%

1,000.00

1,017.04

8.17

Russell 2000® 1.5x Strategy Fund

1.61%

1,000.00

1,016.99

8.22

Inverse Russell 2000® Strategy Fund

1.68%

1,000.00

1,016.63

8.58

Government Long Bond 1.2x Strategy Fund

1.20%

1,000.00

1,019.08

6.13

Inverse Government Long Bond Strategy Fund

2.94%

1,000.00

1,010.20

15.01

Europe 1.25x Strategy Fund

1.61%

1,000.00

1,016.99

8.22

Japan 1.25x Strategy Fund

1.60%

1,000.00

1,017.04

8.17

Dow 2x Strategy Fund

1.60%

1,000.00

1,017.04

8.17

Inverse Dow 2x Strategy Fund

1.62%

1,000.00

1,016.94

8.27

Small-Cap Value Fund

1.45%

1,000.00

1,017.80

7.40

Mid-Cap Value Fund

1.45%

1,000.00

1,017.80

7.40

Large-Cap Value Fund

1.45%

1,000.00

1,017.80

7.40

Small-Cap Growth Fund

1.46%

1,000.00

1,017.75

7.45

Mid-Cap Growth Fund

1.46%

1,000.00

1,017.75

7.45

Large-Cap Growth Fund

1.46%

1,000.00

1,017.75

7.45

U.S. Government Money Market Fund

1.18%

1,000.00

1,019.18

6.02

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365. Expenses shown do not include fees charged by insurance companies.

† This ratio represents annualized Total Expenses, which include interest expense from securities sold short. Excluding short interest expense,

the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.34% lower.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

NOVA FUND

Cumulative Fund Performance:

December 31, 1997 – December 31, 2007

OBJECTIVE: To provide investment results that match the

performance of a specific benchmark on a daily basis. The

NOVA FUND

S&P 500 INDEX

Fund’s current benchmark is 150% of the daily performance of

$25,000

the S&P 500 Index.

Inception: May 7, 1997

$20,000

$17,756

The 5.49% total return of the benchmark S&P 500 Index in

$15,000

2007 masked one of the widest divergences in stock market

$12,557

returns seen in years. In the highly chaotic atmosphere that

$10,000

came to characterize the U.S. equity markets over the past 12 months, stock prices were buffeted by strong crosscurrents that

$5,000

showed up most starkly in returns at the sector level. Investors continued to seek exposure to the rapidly growing global econ-

$0

omy by investing in energy, materials and technology stocks.

12/31/97

12/31/99

12/31/01

12/31/03

12/31/05

12/31/07

Companies involved in these industries are characterized by

strong revenue exposure outside the U.S. with half or more of the S&P 500 Consumer Discretionary Index. Not surprisingly,

their sales in overseas markets. The S&P 500 sector indices repre-

investors sought the safety associated with traditional defensive senting these industries rose between 15% and 34% in 2007.

sectors such as utilities and consumer staples which generated double digit returns in a very difficult environment.

While investors sought growth, they also sought to shield them-

selves from the fallout from the collapse of the nation’s housing

For the year-long period, Rydex Nova Fund produced returns of market. Financial services stocks were hit the hardest as shown

1.13%. It achieved a daily correlation of 99% to its benchmark of by the 19% decline in the S&P 500 Financials Index. The outright

150% of the daily price movement of the S&P 500 Index.

implosion in the housing-backed debt markets brought credit

The effects of compounding may cause the longer-term correla-

markets to an abrupt halt and the balance sheets of financial tion of the Fund to its benchmark to diminish. The apparent dis-

service providers were decimated by write-downs that would ulti-

crepancy between the leveraged and unleveraged indices is the mately total over $100 billion. Moreover, with consumers reeling result of compounding, which is described briefly on page 3 of from falling home values and high energy prices, consumer dis-

this report.

cretionary stocks were avoided as seen from the -13% return of

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Ten

Year

Year

Year

NOVA FUND

1.13%

14.88%

2.30%

S&P 500 INDEX

5.49%

12.83%

5.91%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.

3.2%

150%

Equity Index Swap

General Electric Co.

2.1%

Agreements

Microsoft Corp.

1.8%

AT&T, Inc.

1.6%

Futures

Chevron Corp.

1.3%

100%

Contracts

Consumer Discretionary

Procter & Gamble Co.

1.2%

Consumer Staples

Bank of America Corp.

1.2%

Consumer Discretionary

Industrials

Consumer Staples

Cisco Systems, Inc.

1.1%

Health Care

Industrials

International Business Machines Corp.

1.0%

50%

Health Care

Energy

Energy

JPMorgan Chase & Co.

1.0%

Information Technology

Information Technology

Top Ten Total

15.5%

Financials

Financials

“Ten Largest Holdings” exclude any

Other

Other

temporary cash or derivative investments.

0%

Nova Fund

S&P 500 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

6

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE S&P 500 STRATEGY FUND

Cumulative Fund Performance:

December 31, 1997 – December 31, 2007

OBJECTIVE: To provide investment results that will inversely correlate to the performance of the S&P 500 Index.

INVERSE S&P 500 STRATEGY FUND

S&P 500 INDEX

Inception: June 9, 1997

$20,000

The 5.49% total return of the benchmark S&P 500 Index in

$17,756

2007 masked one of the widest divergences in stock market

$15,000

returns seen in years. In the highly chaotic atmosphere that came to characterize the U.S. equity markets over the past 12

$10,000

months, stock prices were buffeted by strong crosscurrents

that showed up most starkly in returns at the sector level.

$6,830

Investors continued to seek exposure to the rapidly growing

$5,000

global economy by investing in energy, materials and technol-

ogy stocks. Companies involved in these industries are charac-

$0

terized by strong revenue exposure outside the U.S. with half

12/31/97

12/31/99

12/31/01

12/31/03

12/31/05

12/31/07

or more of their sales in overseas markets. The S&P 500 sector indices representing these industries rose between 15% and

with traditional defensive sectors such as utilities and consumer

34% in 2007.

staples which generated double digit returns in a very difficult environment.

While investors sought growth, they also sought to shield

themselves from the fallout from the collapse of the nation’s

For the year-long period, Rydex Inverse S&P 500 Strategy Fund housing market. Financial services stocks were hit the hardest produced returns of 0.83%. It achieved a daily correlation of as shown by the 19% decline in the S&P 500 Financials Index.

99% to its benchmark of of -100% of the daily price movement

The outright implosion in the housing-backed debt markets

of the S&P 500 Index.

brought credit markets to an abrupt halt and the balance

The effects of compounding may cause the longer-term corre-

sheets of financial service providers were decimated by write-

lation of the Fund to its benchmark to diminish. The apparent downs that would ultimately total over $100 billion. Moreover,

discrepancy between the leveraged and unleveraged indices is with consumers reeling from falling home values and high ener-

the result of compounding, which is described briefly on page gy prices, consumer discretionary stocks were avoided as seen

3 of this report.

from the -13% return of the S&P 500 Consumer Discretionary

Index. Not surprisingly, investors sought the safety associated

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Ten

Year

Year

Year

INVERSE S&P 500 STRATEGY FUND

0.83%

-8.70%

-3.74%

S&P 500 INDEX

5.49%

12.83%

5.91%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative

instruments such as equity index swap

100%

agreements, futures contracts, and options on

Consumer Discretionary

Consumer Staples

index futures.

80%

Industrials

60%

Health Care

Energy

40%

Information Technology

20%

Financials

Other

0%

-20%

Futures Contracts

Short Sales

-40%

-60%

Equity Index

-80%

Swap Agreements

Short Sales

-100%

Inverse S&P 500

S&P 500 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

OTC FUND

Cumulative Fund Performance:

December 31, 1997 – December 31, 2007

OBJECTIVE: To provide investment results that correspond

to a benchmark for over-the-counter securities. The Fund’s cur-

OTC FUND

NASDAQ 100 INDEX*

rent benchmark is the Nasdaq 100 Index.

$50,000

Inception: May 7, 1997

$40,000

Tech stocks were one of the big winners in 2007 as shown by

the Nasdaq 100 Index’s 19.24% return for the year. While the

$30,000

broader market averages struggled to generate single digit

returns, prices of technology stocks were buoyed by two pow-

$20,000

$21,042

erful forces. Although the economy began to fade as the year

$18,163

wore on and consumers pulled back from discretionary spend-

$10,000

ing in an attempt to cope with rising energy costs and lower home values, corporations continued to spend aggressively on

$0

infrastructure by, among other things, upgrading their informa-

12/31/97

12/31/99

12/31/01

12/31/03

12/31/05

12/31/07

tion management systems. With growth opportunities in the

U.S. becoming scarcer as the year unfolded, technology stood

Apple, Cisco, Dell and Intel were major beneficiaries.

out as a bright spot. The other major dynamic that drove tech-

Information technology providers here in the U.S. source nearly nology stock prices higher during the year was the rapid,

one-half of their revenues outside the U.S. and, as investors unprecedented and seemingly unstoppable growth in the

sought to expose themselves to the global growth play, tech-

global economy. With emerging powerhouse economies such

nology stocks were ideally positioned to provide that exposure.

as China, Brazil, India and Russia industrializing rapidly and spending heavily on technology in the process, firms such as

For the year-long period, Rydex OTC Fund produced returns of

17.82%.

* Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Ten

Year

Year

Year

OTC FUND

17.82%

14.91%

6.15%

NASDAQ 100 INDEX

19.24%

16.62%

7.96%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Nasdaq 100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.

10.7%

Equity Index Swap

Agreements

Microsoft Corp.

5.4%

100%

Industrials

Google, Inc. — Class A

4.2%

Qualcomm, Inc.

3.8%

Futures Contracts

Consumer Discretionary

Cisco Systems, Inc.

2.9%

75%

Health Care

Consumer Discretionary

Research In Motion Ltd.

2.9%

Oracle Corp.

2.5%

Health Care

Intel Corp.

2.1%

50%

Gilead Sciences, Inc.

1.9%

Comcast Corp. — Class A

1.5%

Information

Information

Top Ten Total

37.9%

Technology

Technology

25%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Other

Other

0%

OTC Fund

Nasdaq 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

8

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE OTC STRATEGY FUND

Cumulative Fund Performance:

May 21, 2001 – December 31, 2007

OBJECTIVE: To provide investment results that will match

the performance of a specific benchmark. The Fund’s current

INVERSE OTC STRATEGY FUND

NASDAQ 100 INDEX*

benchmark is the inverse of the performance of the Nasdaq

$25,000

100 Index.

Inception: May 21, 2001

$20,000

Tech stocks were one of the big winners in 2007 as shown by

the Nasdaq 100 Index’s 19.24% return for the year. While the

$15,000

broader market averages struggled to generate single digit

$10,000

$10,158

returns, prices of technology stocks were buoyed by two pow-

$7,721

erful forces. Although the economy began to fade as the year

$5,000

wore on and consumers pulled back from discretionary spend-

ing in an attempt to cope with rising energy costs and lower

$0

home values, corporations continued to spend aggressively on

05/21/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

infrastructure by, among other things, upgrading their informa-

tion management systems. With growth opportunities in the

sought to expose themselves to the global growth play, tech-

U.S. becoming scarcer as the year unfolded, technology stood nology stocks were ideally positioned to provide that exposure.

out as a bright spot. The other major dynamic that drove tech-

For the year-long period, Rydex Inverse OTC Strategy Fund

nology stock prices higher during the year was the rapid,

produced returns of -11.28%. It achieved a daily correlation of unprecedented and seemingly unstoppable growth in the

99% to its benchmark of -100% of the daily price movement

global economy. With emerging powerhouse economies such

of the Nasdaq 100 Index.

as China, Brazil, India and Russia industrializing rapidly and

The effects of compounding may cause the longer-term corre-

spending heavily on technology in the process, firms such as lation of the Fund to its benchmark to diminish. The apparent

Apple, Cisco, Dell and Intel were major beneficiaries.

discrepancy between the leveraged and unleveraged indices is

Information technology providers here in the U.S. source nearly the result of compounding, which is described briefly on page one-half of their revenues outside the U.S. and, as investors

3 of this report.

* Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Since Inception

Year

Year

(05/21/01)

INVERSE OTC STRATEGY FUND

-11.28%

-13.32%

-3.84%

NASDAQ 100 INDEX

19.24%

16.62%

0.54%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Nasdaq 100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative

instruments such as equity index swap

Industrials

agreements, futures contracts, and options on

100%

index futures.

Consumer Discretionary

80%

Health Care

60%

Information

40%

Technology

20%

Other

0%

Futures Contracts

-20%

Short Sales

-40%

-60%

Equity Index Swap

-80%

Agreements

-100%

Inverse OTC Strategy Fund

Nasdaq 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P 500 2x STRATEGY FUND

Cumulative Fund Performance:

October 1, 2001 – December 31, 2007

OBJECTIVE: To provide investment results that will match

the performance of a specific benchmark on a daily basis. The

S&P 500 2x STRATEGY FUND

S&P 500 INDEX

Fund’s current benchmark is 200% of the performance of the

$20,000

S&P 500 Index.

Inception: October 1, 2001

$15,803

$15,000

$15,035

The 5.49% total return of the benchmark S&P 500 Index in

2007 masked one of the widest divergences in stock market

$10,000

returns seen in years. In the highly chaotic atmosphere that came to characterize the U.S. equity markets over the past 12 months, stock prices were buffeted by strong crosscurrents

$5,000

that showed up most starkly in returns at the sector level.

Investors continued to seek exposure to the rapidly growing

$0

global economy by investing in energy, materials and technol-

10/01/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

ogy stocks. Companies involved in these industries are charac-

terized by strong revenue exposure outside the U.S. with half from the -13% return of the S&P 500 Consumer Discretionary

or more of their sales in overseas markets. The S&P 500 sector

Index. Not surprisingly, investors sought the safety associated indices representing these industries rose between 15% and

with traditional defensive sectors such as utilities and consumer

34% in 2007.

staples which generated double digit returns in a very difficult environment.

While investors sought growth, they also sought to shield

themselves from the fallout from the collapse of the nation’s

For the year-long period, Rydex S&P 500 2x Strategy Fund

housing market. Financial services stocks were hit the hardest produced returns of 0.61%. It achieved a daily correlation of as shown by the 19% decline in the S&P 500 Financials Index.

100% to its benchmark of 200% of the daily price movement of

The outright implosion in the housing-backed debt markets

the S&P 500 Index.

brought credit markets to an abrupt halt and the balance

The effects of compounding may cause the longer-term corre-

sheets of financial service providers were decimated by write-

lation of the Fund to its benchmark to diminish. The apparent downs that would ultimately total over $100 billion. Moreover,

discrepancy between the leveraged and unleveraged indices is with consumers reeling from falling home values and high ener-

the result of compounding, which is described briefly on page gy prices, consumer discretionary stocks were avoided as seen

3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Since Inception

Year

Year

(10/01/01)

S&P 500 2x STRATEGY FUND

0.61%

18.44%

6.74%

S&P 500 INDEX

5.49%

12.83%

7.60%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.

1.4%

200%

General Electric Co.

1.0%

Microsoft Corp.

0.8%

Equity Index Swap

AT&T, Inc.

0.7%

150%

Agreements

Information Technology

Procter & Gamble Co.

0.6%

Financials

Chevron Corp.

0.5%

Consumer Discretionary

Johnson & Johnson, Inc.

0.5%

100%

Consumer Staples

Bank of America Corp.

0.5%

Futures Contracts

Industrials

Apple, Inc.

0.5%

Health Care

Cisco Systems, Inc.

0.4%

50%

Energy

Information Technology

Top Ten Total

6.9%

Financials

“Ten Largest Holdings” exclude any temporary cash

Other

Other

or derivative investments.

0%

S&P 500 2x Strategy Fund

S&P 500 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

10

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

OTC 2x STRATEGY FUND

Cumulative Fund Performance:

October 1, 2001 – December 31, 2007

OBJECTIVE: To provide investment results that will match

the performance of a specific benchmark on a daily basis. The

OTC 2x STRATEGY FUND

NASDAQ 100 INDEX*

Fund’s current benchmark is 200% of the performance of the

$20,000

Nasdaq 100 Index.

$18,110

Inception: October 1, 2001

$15,000

Tech stocks were one of the big winners in 2007 as shown by

$14,077

the Nasdaq 100 Index’s 19.24% return for the year. While the

$10,000

broader market averages struggled to generate single digit

returns, prices of technology stocks were buoyed by two pow-

erful forces. Although the economy began to fade as the year

$5,000

wore on and consumers pulled back from discretionary spend-

ing in an attempt to cope with rising energy costs and lower

$0

home values, corporations continued to spend aggressively on

10/01/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

infrastructure by, among other things, upgrading their informa-

tion management systems. With growth opportunities in the

sought to expose themselves to the global growth play, tech-

U.S. becoming scarcer as the year unfolded, technology stood nology stocks were ideally positioned to provide that exposure.

out as a bright spot. The other major dynamic that drove tech-

For the year-long period, Rydex OTC 2x Strategy Fund pro-

nology stock prices higher during the year was the rapid,

duced returns of 28.20%. It achieved a daily correlation of

unprecedented and seemingly unstoppable growth in the

100% to its benchmark of 200% of the daily price movement of global economy. With emerging powerhouse economies such

the Nasdaq 100 Index.

as China, Brazil, India and Russia industrializing rapidly and spending heavily on technology in the process, firms such as

The effects of compounding may cause the longer-term corre-

Apple, Cisco, Dell and Intel were major beneficiaries.

lation of the Fund to its benchmark to diminish. The apparent

Information technology providers here in the U.S. source nearly discrepancy between the leveraged and unleveraged indices is one-half of their revenues outside the U.S. and, as investors the result of compounding, which is described briefly on page

3 of this report.

* Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Since Inception

Year

Year

(10/01/01)

OTC 2x STRATEGY FUND

28.20%

24.22%

5.62%

NASDAQ 100 INDEX

19.24%

16.62%

10.31%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Nasdaq 100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.

8.7%

200%

Microsoft Corp.

4.1%

Google, Inc. — Class A

3.6%

Qualcomm, Inc.

2.8%

150%

Equity Index Swap

Agreements

Research In Motion Ltd.

2.3%

Consumer

Discretionary

Cisco Systems, Inc.

2.1%

Industrials

Intel Corp.

2.0%

100%

Consumer Discretionary

Oracle Corp.

1.7%

Futures Contracts

Health Care

Gilead Sciences, Inc.

1.5%

eBay, Inc.

1.2%

50%

Health Care

Information

Top Ten Total

30.0%

Information

Technology

Technology

Other

“Ten Largest Holdings” exclude any temporary cash

or derivative investments.

0%

OTC 2x Strategy Fund

Nasdaq 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP 1.5x STRATEGY FUND

Cumulative Fund Performance:

October 1, 2001 – December 31, 2007

OBJECTIVE: To provide investment results that correlate to

the performance of a specific benchmark for mid-cap securi-

MID-CAP 1.5x STRATEGY FUND

S&P MIDCAP 400 INDEX

ties. The Fund’s current benchmark is the S&P MidCap 400®

$30,000

Index.

Inception: October 1, 2001

$23,262

$21,755

Mid-cap stocks had a surprisingly good year in 2007, outper-

$20,000

forming the broader market indices in an environment charac-

terized by volatility and risk aversion. The S&P MidCap 400

Index generated a total return of 7.98%, exceeding the

$10,000

returns of the benchmark DJIA and S&P 500 Index. This per-

formance represents something of a departure from historical relationships as the performance of mid-cap stocks is usually

$0

highly correlated with that of small-cap stocks over time. A

10/01/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

good deal of the favorable performance of mid-cap stocks

was generated in the first six months of the year. Like the rest large caps—and, at the same time, offer superior liquidity char-

of the equity market, mid-caps struggled in the latter part of acteristics versus small caps should market sentiment decline as

2007 as markets hunkered down in the face of the housing and it did in the latter half of the year.

credit market crisis and fears of an economic recession.

With mid-cap stocks delivering solid performance in 2007,

Although stocks rallied in the first half, investors were cognizant

Rydex Mid-Cap 1.5x Strategy Fund handed in a 3.60% total

of the accumulating risks in the economy and financial markets.

return as compared to the S&P MidCap 400 Index, which had a

Investors wanted to remain exposed to stocks but wanted to be return of 7.98% for the same period. It achieved a daily correla-

ready to head for the exits when stock prices turned down. That tion of 99% to its benchmark of 150% of the daily price move-

balancing act of trying to generate excess return, or alpha, and ment of the S&P MidCap 400 Index.

the ability to close out positions in a hurry if conditions deterio-

The effects of compounding may cause the longer-term corre-

rated seemed to find a home in mid-cap stocks. Opportunistic lation of the Fund to its benchmark to diminish. The apparent investors, such as long-only mutual fund managers, hedge funds discrepancy between the leveraged and unleveraged indices is and private equity managers, were drawn to the potential to

the result of compounding, which is described briefly on page generate alpha through fundamental research—mid-cap stocks

3 of this report.

tend not to be as excessively covered by Wall Street research as

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Since Inception

Year

Year

(10/01/01)

MID-CAP 1.5x STRATEGY FUND

3.60%

19.44%

14.46%

S&P MIDCAP 400 INDEX

7.98%

16.20%

13.24%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Intuitive Surgical, Inc.

1.0%

150%

Equity Index

Cameron International Corp.

0.8%

Swap Agreements

DENTSPLY International, Inc.

0.8%

Telephone & Data Systems, Inc.

0.8%

Futures Contracts

Lam Research Corp.

0.7%

100%

Materials

Henry Schein, Inc.

0.7%

Materials

Utilities

Energy

Western Digital Corp.

0.7%

Utilities

Energy

Consumer Discretionary

MDU Resources Group, Inc.

0.7%

Consumer Discretionary

Health Care

Grant Prideco, Inc.

0.7%

50%

Health Care

AMB Property Corp.

0.7%

Information Technology

Information Technology

Top Ten Total

7.6%

Financials

Financials

“Ten Largest Holdings” exclude any

Industrials

Other

Industrials

temporary cash or derivative investments.

0%

Mid-Cap 1.5x Strategy Fund

S&P MidCap 400 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

12

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE MID-CAP STRATEGY FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that will match

the performance of a specific benchmark. The Fund’s current

INVERSE MID-CAP STRATEGY FUND

S&P MIDCAP 400 INDEX

benchmark is the inverse of the performance of the S&P

$20,000

MidCap 400 Index.

Inception: May 3, 2004

$15,000

$15,228

Mid-cap stocks had a surprisingly good year in 2007, outper-

forming the broader market indices in an environment charac-

$10,000

terized by volatility and risk aversion. The S&P MidCap 400

$7,624

Index generated a total return of 7.98%, exceeding the returns of the benchmark DJIA and S&P 500 Index. This performance

$5,000

represents something of a departure from historical relation-

ships as the performance of mid-cap stocks is usually highly

$0

correlated with that of small-cap stocks over time. A good deal

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

of the favorable performance of mid-cap stocks was generated in the first six months of the year. Like the rest of the equity tend not to be as excessively covered by Wall Street research as market, mid-caps struggled in the latter part of 2007 as mar-

large caps—and, at the same time, offer superior liquidity char-

kets hunkered down in the face of the housing and credit

acteristics versus small caps should market sentiment decline as market crisis and fears of an economic recession.

it did in the latter half of the year.

Although stocks rallied in the first half, investors were cognizant

With mid-cap stocks delivering positive returns in 2007, Rydex of the accumulating risks in the economy and financial markets.

Inverse Mid-Cap Strategy Fund performed as expected with a

Investors wanted to remain exposed to stocks but wanted to be

–1.98% return for the period. It achieved a daily correlation of ready to head for the exits when stock prices turned down. That

99% to its benchmark of 150% of the daily price movement of

balancing act of trying to generate excess return, or alpha, and the S&P MidCap 400 Index.

the ability to close out positions in a hurry if conditions deterio-

The effects of compounding may cause the longer-term corre-

rated seemed to find a home in mid-cap stocks. Opportunistic lation of the Fund to its benchmark to diminish. The apparent investors, such as long-only mutual fund managers, hedge funds discrepancy between the leveraged and unleveraged indices is and private equity managers, were drawn to the potential to

the result of compounding, which is described briefly on page generate alpha through fundamental research—mid-cap stocks

3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

INVERSE MID-CAP STRATEGY FUND

-1.98%

-7.14%

S&P MIDCAP 400 INDEX

7.98%

12.17%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative

instruments such as equity index swap

100%

Materials

agreements, futures contracts, and options on

Utilities

80%

Energy

index futures.

Consumer Discretionary

60%

Health Care

40%

Information Technology

Financials

20%

Other

Industrials

0%

-20%

Futures Contracts

-40%

Short Sales

-60%

Equity Index

-80%

Swap Agreements

Short Sales

-100%

Inverse Mid-Cap

S&P MidCap 400 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 2x STRATEGY FUND

Cumulative Fund Performance:

October 27, 2006 – December 31, 2007

OBJECTIVE: To provide investment results that will match

the performance of a specific benchmark on a daily basis. The

RUSSELL 2000

®

2x STRATEGY FUND

RUSSELL 2000 INDEX

Fund’s current benchmark is 200% of the performance of the

$15,000

Russell 2000 Index.

Inception: October 27, 2006

Small-capitalization stocks struggled in 2007 as risk appetites

$10,000

$10,151

$9,096

abated with the unfolding crises in the U.S housing and credit markets. Small-cap stocks, as shown by the Russell 2000

Index’s -1.57% return, underperformed large-cap stocks by

$5,000

wide margins. Indeed, small-cap stocks had enjoyed a long

and nearly unprecedented run of strong performance for over

six years. In an environment of easy credit and robust risk

$0

appetites, small-cap stocks came to embody the bull market

10/27/06

12/31/06

06/30/07

12/31/07

years of 2003-2007. As is often the case with bull markets how-

ever, valuations began to run away from the fundamentals and

With the Russell 2000 Index delivering negative returns for the by early 2007 large-cap stocks were looking like a better value.

year, Rydex Russell 2000® 2x Strategy Fund also saw returns in

And to validate Murphy’s Law, the deteriorating valuation pic-

negative territory, with an annual return of -12.59%. It achieved ture also coincided with a sharp rotation away from risk in the a daily correlation of 99% to its benchmark of 200% of the

face of slowing economic growth. Historically small-cap stocks daily price movement of the Russell 2000 Index.

tend to underperform in the late stages of an economic expan-

The effects of compounding may cause the longer-term corre-

sion and, as the year wore on, it was becoming evident that was lation of the Fund to its benchmark to diminish. The apparent exactly where we were in the business cycle. Moreover, the

discrepancy between the leveraged and unleveraged indices is unfolding crisis in the subprime housing market generated a

the result of compounding, which is described briefly on page massive flight-to-quality in the second half which only served to

3 of this report.

darken the investment climate for small-cap stocks

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(10/27/06)

RUSSELL 2000® 2x STRATEGY FUND

-12.59%

-7.73%

RUSSELL 2000 INDEX

-1.57%

1.28%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Hologic, Inc.

0.5%

200%

Equity Index

CF Industries Holdings, Inc.

0.4%

Swap Agreements

Terra Industries, Inc.

0.3%

Priceline.com, Inc.

0.3%

150%

Exterran Holdings, Inc.

0.2%

Futures Contracts

BioMarin Pharmaceutical, Inc.

0.2%

Energy

MGI Pharma, Inc.

0.2%

100%

Industrials

Ansys, Inc.

0.2%

Energy

Health Care

Alexandria Real Estate Equities, Inc.

0.2%

Industrials

Consumer Discretionary

DeVry, Inc.

0.2%

50%

Health Care

Consumer Discretionary

Information Technology

Top Ten Total

2.7%

Information Technology

Financials

Financials

“Ten Largest Holdings” exclude any temporary cash

Other

Other

0%

or derivative investments.

Russell 2000®

Russell 2000 Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

14

14

|

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 1.5x STRATEGY FUND

Cumulative Fund Performance:

October 1, 2001 – December 31, 2007

OBJECTIVE: To provide investment results that correlate to

the performance of a specific benchmark for small-cap securi-

RUSSELL 2000

®

1.5x STRATEGY FUND

RUSSELL 2000 INDEX

ties. The Fund’s current benchmark is the Russell 2000 Index.

$25,000

Inception: October 1, 2001

$20,811

$20,000

Small-capitalization stocks struggled in 2007 as risk appetites

$20,054

abated with the unfolding crises in the U.S housing and credit

$15,000

markets. Small-cap stocks, as shown by the Russell 2000

Index’s -1.57% return, underperformed large-cap stocks by

$10,000

wide margins. Indeed, small-cap stocks had enjoyed a long

and nearly unprecedented run of strong performance for over

$5,000

six years. In an environment of easy credit and robust risk

appetites, small-cap stocks came to embody the bull market

$0

years of 2003-2007. As is often the case with bull markets how-

10/01/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

ever, valuations began to run away from the fundamentals and by early 2007 large-cap stocks were looking like a better value.

With the Russell 2000 Index delivering negative returns for the

And to validate Murphy’s Law, the deteriorating valuation pic-

year, Rydex Russell 2000® 1.5x Strategy Fund produced returns ture also coincided with a sharp rotation away from risk in the of -6.74%. It achieved a daily correlation of 99% to its bench-

face of slowing economic growth. Historically small-cap stocks mark of 150% of the daily price movement of the Russell 2000 tend to underperform in the late stages of an economic expan-

Index.

sion and, as the year wore on, it was becoming evident that was

The effects of compounding may cause the longer-term corre-

exactly where we were in the business cycle. Moreover, the

lation of the Fund to its benchmark to diminish. The apparent unfolding crisis in the subprime housing market generated a

discrepancy between the leveraged and unleveraged indices is massive flight-to-quality in the second half which only served to the result of compounding, which is described briefly on page darken the investment climate for small-cap stocks.

3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Since Inception

Year

Year

(10/01/01)

RUSSELL 2000® 1.5X STRATEGY FUND

-6.74%

19.22%

11.78%

RUSSELL 2000 INDEX

-1.57%

16.25%

12.44%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

150%

Hologic, Inc.

0.5%

Equity Index

CF Industries Holdings, Inc.

0.3%

Swap Agreements

Terra Industries, Inc.

0.3%

Priceline.com, Inc.

0.3%

Energy

100%

Exterran Holdings, Inc.

0.2%

Futures Contracts

Futures Contracts

Industrials

BioMarin Pharmaceutical, Inc.

0.2%

Ansys, Inc.

0.2%

Health Care

Energy

Energy

MGI Pharma, Inc.

0.2%

Industrials

Consumer Discretionary

50%

Alexandria Real Estate Equities, Inc.

0.2%

Health Care

Health Care

Consumer Discretionary

Information Technology

Onyx Pharmaceuticals, Inc.

0.2%

Information Technology

Top Ten Total

2.6%

Financials

Financials

"Ten Largest Holdings" exclude any temporary cash

0%

Other

Other

or derivative investments.

Russell 2000®

Russell 2000 Index

1.5x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE RUSSELL 2000® STRATEGY FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that will match

the performance of a specific benchmark. The Fund’s current

INVERSE RUSSELL 2000

®

STRATEGY FUND

RUSSELL 2000 INDEX

benchmark is the inverse of the performance of the Russell

$20,000

2000 Index.

Inception: May 3, 2004

$15,000

$14,150

Small-capitalization stocks struggled in 2007 as risk appetites abated with the unfolding crises in the U.S housing and credit

$10,000

markets. Small-cap stocks, as shown by the Russell 2000 Index’s

$7,702

-1.57% return, underperformed large-cap stocks by wide mar-

gins. Indeed, small-cap stocks had enjoyed a long and nearly

$5,000

unprecedented run of strong performance for over six years. In an environment of easy credit and robust risk appetites, small-

$0

cap stocks came to embody the bull market years of 2003-

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

2007. As is often the case with bull markets however, valuations began to run away from the fundamentals and by early 2007

As expected, in contrast to the negative returns delivered by large-cap stocks were looking like a better value. And to vali-

its benchmark, Rydex Inverse Russell 2000® Strategy Fund pro-

date Murphy’s Law, the deteriorating valuation picture also coin-

duced returns of 5.37%. It achieved a daily correlation of 99%

cided with a sharp rotation away from risk in the face of slowing to its benchmark of -100% of the daily price movement of the economic growth. Historically small-cap stocks tend to under-

Russell 2000 Index.

perform in the late stages of an economic expansion and, as the year wore on, it was becoming evident that was exactly where

The effects of compounding may cause the longer-term corre-

we were in the business cycle. Moreover, the unfolding crisis in lation of the Fund to its benchmark to diminish. The apparent the subprime housing market generated a massive flight-to-

discrepancy between the leveraged and unleveraged indices is quality in the second half which only served to darken the

the result of compounding, which is described briefly on page investment climate for small-cap stocks.

3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

INVERSE RUSSELL 2000® STRATEGY FUND

5.37%

-6.88%

RUSSELL 2000 INDEX

-1.57%

9.94%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative

Energy

instruments such as equity index swap

100%

agreements, futures contracts, and

Industrials

80%

options on index futures.

Health Care

60%

Consumer Discretionary

40%

Information Technology

20%

Financials

0%

Other

Futures Contracts

-20%

-40%

Equity Index Swap

Agreements Short Sales

-60%

-80%

-100%

Inverse Russell

Russell 2000 Index

2000® Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

16

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

GOVERNMENT LONG BOND 1.2x

Cumulative Fund Performance:

STRATEGY FUND

December 31, 1997 – December 31, 2007

OBJECTIVE: To provide investment results that correspond

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

PRICE MOVEMENT OF LONG TREASURY BOND

LEHMAN LONG TREASURY BOND INDEX

to a benchmark for U.S. Government securities. The Fund's

current benchmark is 120% of the price movement of the Long

$20,000

$19,938

Treasury Bond. The Long Treasury Bond is the U.S. Treasury

bond with the longest maturity, which is currently 30 years.

$15,800

$15,000

Inception: August 18, 1997

A yield of 4.79% was recorded for the 30-year Treasury bond

$10,912

$10,000

at the beginning of 2007. As the Fed worked to interpret eco-

nomic data and decide whether inflation concerns outweighed

the threat of slower growth, the economy remained in a

$5,000

growth mode through July. When the subprime crisis erupted,

the Long Bond yield, which peaked in June at 5.41%, began

$0

its gradual, yet, volatile descent. Increasing subprime mort-

12/31/97

12/31/99

12/31/01

12/31/03

12/31/05

12/31/07

gage write-downs prompted periodic flights to quality.

Investors wondered if the Fed would continue to cut short-

Rydex Government Long Bond 1.2x Strategy Fund benefits

term rates enough to stabilize an economy fighting subprime

from a falling interest rate environment. Since year-to-date issues, falling home prices, rising oil prices and the threat of yields were on average lower, the Fund adhered to its objec-

recession. A tone of fear and uncertainty claimed the Treasury tive and closed up 9.77%.

market for the remainder of the year. The 30-year bond yield

The Fund achieved a daily correlation of more than 99% to its closed lower at 4.45%.

benchmark of 120% of the daily price performance of the cur-

rent long Treasury bond for the year ended December 31, 2007.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Ten

Year

Year

Year

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

9.77%

4.29%

4.68%

PRICE MOVEMENT OF LONG TREASURY BOND

14.39%

-0.02%

0.88%

LEHMAN LONG TREASURY BOND INDEX

9.81%

5.63%

7.14%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Lehman Long Treasury

Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in U.S.

Government securities and in derivative

instruments such as futures and options

120%

contracts.

100%

80%

Futures Contracts

60%

40%

U.S. Treasury

20%

Obligations

0%

Government Long Bond 1.2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

17

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE GOVERNMENT LONG BOND

Cumulative Fund Performance:

STRATEGY FUND

May 1, 2003 – December 31, 2007

OBJECTIVE: To provide total returns that will inversely cor-

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

PRICE MOVEMENT OF LONG TREASURY BOND

LEHMAN LONG TREASURY BOND INDEX

relate to the price movements of a benchmark for U.S.

Treasury debt instruments or futures contracts on a specified

$15,000

debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The

$12,837

Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.

$10,000

$9,978

$8,676

Inception: May 1, 2003

During the first half of 2007, amid uncertainty regarding eco-

$5,000

nomic growth and inflation, the Fed kept short-term interest rates on hold. The 30-year bond yield rose slightly higher

through periods of volatility and an inverted yield curve began

$0

to normalize. The benchmark Long Bond moved to a mid-year

05/01/03

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

high yield of 5.41% from the year’s opening yield of 4.79%. As oil prices rose, housing prices continued to fall and the sub-

Investors in this Fund benefit from a rising interest rate environ-

prime mortgage crisis unfolded, the benchmark Long Bond

ment. Since Long Bond yields were on average lower than

began its rocky decline. By year-end, the Fed lowered its target higher, the fund delivered a -4.51% total return for the one-

rate three times from 5.25% to 4.25%. Increasing talk of a

year period.

recession and further easing by the Fed encouraged investors

The Fund achieved a daily correlation of more than 99% to its to buy Treasuries. On the last day of the year, the Long

benchmark of -100% of the daily price performance of the cur-

Treasury bond yield closed at 4.45%.

rent long Treasury bond for the year ended December 31, 2007.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/01/03)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

-4.51%

-3.00%

PRICE MOVEMENT OF LONG TREASURY BOND

14.39%

-0.05%

LEHMAN LONG TREASURY BOND INDEX

9.81%

5.50%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Lehman Long Treasury

Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in short sales

0%

and derivative instruments such as futures

contracts, and options on index futures.

-20%

-40%

U.S. Treasury Obligations

Short Sales

-60%

-80%

Futures Contracts

Short Sales

-100%

Inverse Government

Long Bond Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

18

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

EUROPE 1.25x STRATEGY FUND

Cumulative Fund Performance:

October 1, 2001 – December 31, 2007

OBJECTIVE: To provide investment results that correlate to

the performance of a specific benchmark. The Fund's current

EUROPE 1.25x STRATEGY FUND

DOW JONES STOXX 50 INDEX

benchmak is the Dow Jones STOXX 50 Index.

$25,000

Inception: October 1, 2001

$21,345

$20,000

$20,775

European markets tended to outperform U.S. markets in

2007. Perceived value relative to other markets, as well as

$15,000

avoidance of weakening economies elsewhere, drove invest-

ment flows into Europe. As a result, the Dow Jones STOXX 50

$10,000

rose 13.78%, and Rydex Europe 1.25x Strategy Fund rose

13.06% for the year. It achieved a daily correlation of 98% to its benchmark of 125% of the daily price movement of the

$5,000

Dow Jones STOXX 50 Index.

$0

The effects of compounding may cause the longer-term corre-

10/01/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

12/31/01

lation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page

3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Since Inception

Year

Year

(10/01/01)

EUROPE 1.25X STRATEGY FUND

13.06%

20.95%

12.41%

DOW JONES STOXX 50 INDEX

13.78%

19.73%

12.90%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones Stoxx 50 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

125%

HSBC Holdings PLC — SP ADR

3.7%

BP PLC — SP ADR

3.6%

Total SA — SP ADR

3.3%

100%

Equity Index Swap

Materials

Vodafone Group PLC — SP ADR

3.2%

Agreements

Consumer Staples

Energy

Telefonica SA — SP ADR

3.1%

75%

Materials

Telecommunication Services

Telecommunication Services

GlaxoSmithKline PLC — SP ADR

3.0%

Consumer Staples

Health Care

Novartis AG — SP ADR

2.8%

Energy

Energy

Royal Dutch Shell PLC — SP ADR

2.8%

50%

Telecommunication Services

Banco Santander Central Hispano SA —

Health Care

Financials

SP ADR

2.5%

25%

Nokia Oyj — SP ADR

2.3%

Financials

Top Ten Total

30.3%

Other

Other

0%

"Ten Largest Holdings" exclude any

Europe 1.25x Strategy Fund

Dow Jones STOXX 50 Index

temporary cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

JAPAN 1.25x STRATEGY FUND

Cumulative Fund Performance:

October 1, 2001 – December 31, 2007

OBJECTIVE: To provide investment results that correlate to

the performance of a specific benchmark. The Fund’s current

JAPAN 1.25x STRATEGY FUND

TOPIX 100 INDEX

benchmark is the Topix 100 Index.

$20,000

Inception: October 1, 2001

A slowing economy in Japan, characterized by anemic retail

$15,000

$14,884

spending, took a toll on the Japanese equity markets. The

$12,525

Topix Index underperformed U.S. markets, falling 5.56% in

2007. As a result, the Rydex Japan 1.25x Strategy Fund lost

$10,000

11.23% for the period. It achieved a daily correlation of 99%

to its benchmark of 125% of the daily price movement of the

$5,000

Topix Index.

The effects of compounding may cause the longer-term corre-

$0

lation of the Fund to its benchmark to diminish. The apparent

10/01/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

discrepancy between the leveraged and unleveraged indices

12/31/01

is the result of compounding, which is described briefly on

page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Since Inception

Year

Year

(10/01/01)

JAPAN 1.25x STRATEGY FUND

-11.23%

11.27%

3.67%

TOPIX 100 INDEX

-5.56%

12.91%

6.57%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Topix 100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative

instruments such as equity index swap

125%

agreements, futures contracts, and

options on index futures.

100%

Telecommunication Services

Materials

Equity Index

75%

Swap Agreements

Information Technology

Industrials

50%

Consumer Discretionary

25%

Financials

Futures Contracts

Other

0%

Japan 1.25x Strategy Fund

Topix 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

20

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

DOW 2x STRATEGY FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that will match

the performance of a specific benchmark on a daily basis. The

DOW 2x STRATEGY FUND

DOW JONES INDUSTRIAL AVERAGE INDEX

Fund’s current benchmark is 200% of the performance of the

$20,000

Dow Jones Industrial Average Index.

Inception: May 3, 2004

$15,000

$14,755

$13,986

Stocks managed to generate positive returns in 2007 despite

a supercharged atmosphere characterized by a recession in

$10,000

the U.S. housing market that approached depression-like con-

ditions, a freezing of global credit markets and fears of eco-

nomic contraction here in the U.S. In this environment, the

$5,000

DJIA rose 8.88% on a total return basis. Representing some of the most visible companies in the U.S. economy, the Dow

$0

benefited from its focus on many of the largest companies as

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

measured by stock market capitalization. The near crisis-like conditions that came to dominate market sentiment in the lat-

Propelled by positive performance from its benchmark index,

ter half of the year played to the perceived safety of larger

Rydex Dow 2x Strategy Fund delivered an annual return of

stocks as did the boom in exports, which was a byproduct of

8.15%. It achieved a daily correlation of 100% to its benchmark the declining exchange value of the dollar. In the face of lower of 200% of the daily price movement of the DJIA.

home values, skyrocketing energy prices and static labor mar-

kets, consumers began to pull in their reins in the latter half of

The effects of compounding may cause the longer-term corre-

the year, which drove a general preference for the safety of lation of the Fund to its benchmark to diminish. The apparent large stocks. As the year wore on, stock prices were pulled

discrepancy between the leveraged and unleveraged indices is between fears of slower economic growth and decelerating

the result of compounding, which is described briefly on page corporate earnings and the panacea of lower interest rates.

3 of this report.

The Fed’s transition to easier monetary policy in September,

with its first interest rate reduction in four years, trumped concerns over slow growth and a reduced profits outlook.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

DOW 2x STRATEGY FUND

8.15%

11.20%

DOW JONES INDUSTRIAL AVERAGE INDEX

8.88%

9.59%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones Industrial

Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

200%

International Business Machines Corp.

4.8%

Exxon Mobil Corp.

4.1%

Equity Index

Boeing Co.

3.8%

Swap Agreements

150%

3M Co.

3.7%

Telecommunication Services

United Technologies Corp.

3.4%

Energy

Altria Group, Inc.

3.3%

Health Care

100%

Futures Contracts

Procter & Gamble Co.

3.2%

Consumer Discretionary

Caterpillar, Inc.

3.2%

Consumer Discretionary

Financials

Johnson & Johnson, Inc.

2.9%

50%

Financials

Information Technology

Honeywell International, Inc.

2.7%

Information Technology

Consumer Staples

Consumer Staples

Top Ten Total

35.1%

Industrials

Other

Industrials

“Ten Largest Holdings” exclude any

0%

temporary cash or derivative investments.

Dow 2x Strategy Fund

Dow Jones Industrial

Average Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

21

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE DOW 2x STRATEGY FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that will match

the performance of a specific benchmark on a daily basis. The

INVERSE DOW 2x STRATEGY FUND

DOW JONES INDUSTRIAL AVERAGE INDEX

Fund's current benchmark is 200% of the inverse performance

$15,000

of the Dow Jones Industrial Average Index.

$13,986

Inception: May 3, 2004

Stocks managed to generate positive returns in 2007 despite

$10,000

a supercharged atmosphere characterized by a recession in

the U.S. housing market that approached depression-like con-

$6,406

ditions, a freezing of global credit markets and fears of eco-

$5,000

nomic contraction here in the U.S. In this environment, the

DJIA rose 8.88% on a total return basis. Representing some of the most visible companies in the U.S. economy, the Dow

benefited from its focus on many of the largest companies as

$0

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

measured by stock market capitalization. The near crisis-like conditions that came to dominate market sentiment in the lat-

With the Dow in positive territory for the year, Rydex Inverse ter half of the year played to the perceived safety of larger

Dow 2x Strategy Fund performed as expected with an annual

stocks as did the boom in exports, which was a byproduct of

return of –8.99%. It achieved a daily correlation of 99% to its the declining exchange value of the dollar. In the face of lower benchmark of -200% of the daily price movement of the DJIA.

home values, skyrocketing energy prices and static labor mar-

The effects of compounding may cause the longer-term corre-

kets, consumers began to pull in their reins in the latter half of lation of the Fund to its benchmark to diminish. The apparent the year, which drove a general preference for the safety of discrepancy between the leveraged and unleveraged indices is large stocks. As the year wore on, stock prices were pulled

the result of compounding, which is described briefly on page between fears of slower economic growth and decelerating

3 of this report.

corporate earnings and the panacea of lower interest rates.

The Fed’s transition to easier monetary policy in September,

with its first interest rate reduction in four years, trumped con-

cerns over slow growth and a reduced profits outlook.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

INVERSE DOW 2x STRATEGY FUND

-8.99%

-11.45%

DOW JONES INDUSTRIAL AVERAGE INDEX

8.88%

9.59%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones Industrial

Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative

Telecommunication Services

instruments such as equity index swap

100%

Energy

agreements, futures contracts, and

Consumer Discretionary

Health Care

Financials

options on index futures.

50%

Information Technology

Consumer Staples

Other

Industrials

0%

Futures Contracts

Short Sales

-50%

Equity Index

-100%

Swap Agreements

Short Sales

-150%

-200%

Inverse Dow 2x

Dow Jones Industrial

Strategy Fund

Average Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

22

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP VALUE FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that match the

performance of a benchmark for small-cap value securities.

SMALL-CAP VALUE FUND

S&P SMALLCAP 600/

The Fund’s current benchmark is the S&P SmallCap

CITIGROUP PURE VALUE INDEX

600/Citigroup Pure Value Index.

$20,000

Inception: May 3, 2004

With both small-cap and value stocks out of favor in 2007,

$15,000

$13,382

Rydex Small-Cap Value Fund turned in a return of -20.36%

$11,613

versus its benchmark S&P SmallCap 600/Citigroup Pure Value

$10,000

Index’s annual return of -18.60%. The worst performing sec-

tors were the hard-hit consumer discretionary and financials.

The best performing sector was health care, to which the

$5,000

benchmark index has limited exposure.

$0

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

SMALL-CAP VALUE FUND

-20.36%

4.17%

S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX

-18.60%

8.28%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap

600/Citigroup Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

LandAmerica Financial Group, Inc.

1.5%

Information Technology

Information Technology

Utilities

Utilities

Stein Mart, Inc.

1.4%

Materials

Materials

Gevity HR, Inc.

1.4%

75%

La-Z-Boy, Inc.

1.4%

Industrials

Industrials

Lithia Motors, Inc. — Class A

1.3%

Stewart Information Services Corp.

1.3%

50%

Financials

Financials

Kellwood Co.

1.3%

Standard Motor Products, Inc.

1.3%

Wabash National Corp.

1.3%

25%

Flagstar Bancorp, Inc.

1.3%

Consumer Discretionary

Consumer Discretionary

Top Ten Total

13.5%

“Ten Largest Holdings” exclude any

Other

Other

0%

temporary cash or derivative investments.

Small-Cap Value Fund

S&P SmallCap 600/

Citigroup Pure Value Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

23

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP VALUE FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that match

the performance of the benchmark for mid-cap value securi-

MID-CAP VALUE FUND

S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX

ties. The Fund’s current benchmark is the S&P MidCap

$20,000

400/Citigroup Pure Value Index.

Inception: May 3, 2004

$15,000

$14,990

$13,902

With value stocks out of favor in 2007, Rydex Mid-Cap Value

Fund delivered a -4.85% for the year as compared to its bench-

mark S&P MidCap 400/Citigroup Pure Value Index which deliv-

$10,000

ered a -3.17% return. Energy and telecommunications were the sectors that reigned supreme in 2007, but the Fund’s bench-

$5,000

mark index has limited exposure to these sectors. With a slow-

ing economy, the worst performing sectors were consumer dis-

$0

cretionary, financials and industrials.

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

MID-CAP VALUE FUND

-4.85%

9.41%

S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX

-3.17%

11.69%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400/Citigroup

Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

ArvinMeritor, Inc.

2.5%

100%

Materials

Materials

IndyMac Bancorp, Inc.

2.3%

Information Technology

Information Technology

Furniture Brands International, Inc.

2.2%

Industrials

Industrials

Lee Enterprises, Inc.

2.1%

75%

Utilities

Utilities

YRC Worldwide, Inc.

2.0%

Fidelity National Financial, Inc. — Class A

1.9%

Kelly Services, Inc. — Class A

1.8%

50%

Consumer Discretionary

Consumer Discretionary

Charming Shoppes, Inc.

1.8%

Ryland Group, Inc.

1.8%

Media General, Inc. — Class A

1.7%

25%

Financials

Financials

Top Ten Total

20.1%

“Ten Largest Holdings” exclude any

Other

Other

0%

temporary cash or derivative investments.

Mid-Cap Value Fund

S&P MidCap 400/Citigroup

Pure Value Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

24

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP VALUE FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that match

the performance of the benchmark for large-cap value securi-

LARGE-CAP VALUE FUND

S&P 500/CITIGROUP PURE VALUE INDEX

ties. The Fund’s current benchmark is the S&P 500/Citigroup

$20,000

Pure Value Index.

Inception: May 3, 2004

$15,881

$15,000

While large-cap stocks did well in 2007, value stocks did not.

$13,050

Rydex Large-Cap Value Fund was in negative territory for the

$10,000

year with a -5.37% return as compared to the S&P

500/Citigroup Pure Value Index, which saw a -3.69% return for the same period. Financials, consumer discretionary and infor-

$5,000

mation technology were the worst performers in the S&P

500/Citigroup Pure Value index, with energy and industrials

$0

coming out as the best.

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

LARGE-CAP VALUE FUND

-5.37%

7.54%

S&P 500/CITIGROUP PURE VALUE INDEX

-3.69%

13.46%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500/Citigroup Pure

Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

KB Home

2.2%

Utilities

Utilities

Lennar Corp. — Class A

2.1%

DR Horton, Inc.

2.1%

75%

Dillard’s, Inc. — Class A

1.9%

Consumer Discretionary

Consumer Discretionary

OfficeMax, Inc.

1.8%

Circuit City Stores, Inc.

1.8%

50%

Spectra Energy Corp.

1.8%

Financials

Washington Mutual, Inc.

1.7%

Financials

Freddie Mac

1.6%

25%

CIT Group, Inc.

1.6%

Top Ten Total

18.6%

Other

Other

“Ten Largest Holdings” exclude any

0%

temporary cash or derivative investments.

Large-Cap Value Fund

S&P 500/Citigroup

Pure Value Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

25

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP GROWTH FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that match the

performance of a benchmark for small-cap growth securities.

SMALL-CAP GROWTH FUND

S&P SMALLCAP 600/

The Fund’s current benchmark is the S&P SmallCap

CITIGROUP PURE GROWTH INDEX

600/Citigroup Pure Growth Index.

$15,000

Inception: May 3, 2004

$14,403

$13,236

With small-cap stocks underperforming in 2007 and growth

$10,000

back in favor, Rydex Small-Cap Growth Fund was relatively flat for the year delivering a return of -0.11% compared to the

S&P SmallCap 600/Citigroup Pure Growth Index’s return of

1.51%. Top performing sectors were information technology

$5,000

and energy, while telecommunications and financials were the worst performing sectors.

$0

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

SMALL-CAP GROWTH FUND

-0.11%

7.95%

S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX

1.51%

10.47%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap

600/Citigroup Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Wright Express Corp.

1.2%

100%

Industrials

Industrials

Netgear, Inc.

1.2%

Energy

Energy

LCA-Vision, Inc.

1.2%

Financials

Financials

LHC Group, Inc.

1.2%

75%

Bankrate, Inc.

1.2%

Consumer Discretionary

Consumer Discretionary

TradeStation Group, Inc.

1.2%

HealthExtras, Inc.

1.2%

50%

optionsXpress Holdings, Inc.

1.2%

Health Care

Health Care

Sierra Health Services, Inc.

1.2%

j2 Global Communications, Inc.

1.2%

25%

Information Technology

Information Technology

Top Ten Total

12.0%

“Ten Largest Holdings” exclude any

Other

Other

0%

temporary cash or derivative investments.

Small-Cap Growth Fund

S&P SmallCap 600/Citigroup

Pure Growth Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

26

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP GROWTH FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that match the

performance of a benchmark for mid-cap growth securities.

MID-CAP GROWTH FUND

S&P MIDCAP 400/

The Fund’s current benchmark is the S&P MidCap

CITIGROUP PURE GROWTH INDEX

400/Citigroup Pure Growth Index.

$20,000

Inception: May 3, 2004

Growth was a winner in 2007 and Rydex Mid-Cap Growth

$15,000

$14,845

$13,529

Fund reaped the rewards with a return of 8.42% for the year,

compared to the S&P MidCap 400/Citigroup Pure Growth

$10,000

Index’s return of 10.29% for the same period. Energy and

materials were the winning sectors, while consumer discre-

tionary was the worst performer.

$5,000

$0

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

MID-CAP GROWTH FUND

8.42%

8.60%

S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX

10.29%

11.38%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400/Citigroup

Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

Encore Acquisition Co.

1.7%

Materials

Materials

Sepracor, Inc.

1.7%

Energy

Energy

Digital River, Inc.

1.7%

Industrials

Industrials

75%

Psychiatric Solutions, Inc.

1.7%

Information Technology

Ventana Medical Systems

1.6%

Information Technology

Hansen Natural Corp.

1.6%

50%

Aeropostale, Inc.

1.5%

Consumer Discretionary

Consumer Discretionary

NVR, Inc.

1.5%

Intuitive Surgical, Inc.

1.5%

25%

F5 Networks, Inc.

1.4%

Health Care

Health Care

Top Ten Total

15.9%

Other

“Ten Largest Holdings” exclude any

Other

0%

temporary cash or derivative investments.

Mid-Cap Growth Fund

S&P MidCap 400/Citigroup

Pure Growth Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

27

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP GROWTH FUND

Cumulative Fund Performance:

May 3, 2004 – December 31, 2007

OBJECTIVE: To provide investment results that match the

performance of a benchmark for large-cap growth securities.

LARGE-CAP GROWTH FUND

S&P 500/CITIGROUP PURE

The Fund’s current benchmark is the S&P 500/Citigroup Pure

GROWTH INDEX

Growth Index.

$15,000

Inception: May 3, 2004

$13,659

$11,734
2007 marked a shift towards strength in growth and large-cap

$10,000

stocks. Rydex Large-Cap Growth Fund delivered a 4.87% total

return for the year as compared to S&P 500/Citigroup Pure

Growth Index’s return of 6.64%. Within the index, all sectors delivered positive returns with the exception of financials and

$5,000

consumer discretionary. The best performing sectors were

energy, utilities and industrials.

$0

05/03/04

12/31/04

06/30/05

12/31/05

06/30/06

12/31/06

06/30/07

12/31/07

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Since Inception

Year

(05/03/04)

LARGE-CAP GROWTH FUND

4.87%

4.46%

S&P 500/CITIGROUP PURE GROWTH INDEX

6.64%

8.88%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500/Citigroup Pure

Growth Index is and unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

Google, Inc. — Class A

1.4%

Materials

Materials

Sears Holdings Corp.

Consumer Staples

Consumer Staples

1.3%

Industrials

Industrials

IntercontinentalExchange, Inc.

1.2%

75%

Financials

Sunoco, Inc.

1.2%

Financials

CB Richard Ellis Group, Inc. — Class A

1.2%

Energy

Energy

United States Steel Corp.

1.2%

50%

Information Technology

Information Technology

Coach, Inc.

1.2%

Amazon.com, Inc.

1.2%

Expedia, Inc.

1.1%

Consumer Discretionary

Consumer Discretionary

25%

XTO Energy, Inc.

1.0%

Top Ten Total

12.0%

Health Care

Health Care

Other

“Ten Largest Holdings” exclude any

0%

temporary cash or derivative investments.

Large-Cap Growth Fund

S&P 500/Citigroup

Pure Growth Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

28

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: To provide security of principal, high current income and liquidity by investing in securities issued by the U.S.

Government, its agencies or instrumentalities.

Inception: May 7, 1997

During the first quarter of 2007, short-term rates moved slightly higher as economic indicators lent credence to the Fed’s inflation worries.

Money market rates stabilized mid-year when the subprime mortgage crisis broke. Some money market funds were under scrutiny for holding riskier investments, such as Structured Investment Vehicles (SIVs) and asset-backed securities collateralized by subprimes.

Rydex Government Money Market Fund holds government-sponsored agencies (GSEs) and government-collateralized securities only.

As the Fed responded to the subprime fallout by lowering the Fed funds and discount rates to encourage banks to lend, help the consumer to delay mortgage resets, induce the consumer to spend and reduce the chance of recession, money markets yields declined.

At year end, the Rydex Variable U.S. Government Money Market Fund provided a return of 3.90%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

One

Five

Ten

Year

Year

Year

U.S. GOVERNMENT MONEY MARKET FUND

3.90%

1.98%

2.51%

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests primarily in money

market instruments issued or guar-

100%

anteed as to principal and interest

by the U.S. Government, its agencies

Fannie Mae – FADN

or instrumentalities.

80%

Farmer Mac – FADN

Federal Farm Credit Bank – FADN

60%

Freddie Mac – FADN

40%

Repurchase Agreements

20%

0%

U.S. Government Money Market Fund

FADN - Federal Agency Discount Notes

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS

December 31, 2007

NOVA FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 75.6%

E*Trade Financial Corp.*†

7,900

$

28,045

AvalonBay Communities, Inc.†

270

25,418

FINANCIALS 13.1%

AFLAC, Inc.

290

18,163

Bank of America Corp.

23,280

$

960,533

Total Financials

10,771,809

JPMorgan Chase & Co.

19,010

829,786

INFORMATION TECHNOLOGY 12.2%

Wells Fargo & Co.†

20,190

609,536

Microsoft Corp.

42,450

1,511,220

American International

Cisco Systems, Inc.*

33,680

911,718

Group, Inc.

10,180

593,494

International Business

Citigroup, Inc.

19,940

587,034

Machines Corp.

7,710

833,451

American Express Co.

8,020

417,200

Hewlett-Packard Co.

14,850

749,628

Bank of New York Mellon Corp.

8,070

393,493

Apple, Inc.*

3,530

699,222

Morgan Stanley†

7,090

376,550

Google, Inc. — Class A*

940

649,991

Prudential Financial, Inc.

3,540

329,362

Intel Corp.

23,490

626,243

Travelers Cos, Inc.

5,470

294,286

Oracle Corp.*

24,770

559,307

Goldman Sachs Group, Inc.

1,360

292,468

Texas Instruments, Inc.

10,650

355,710

State Street Corp.

3,480

282,576

Qualcomm, Inc.

8,810

346,673

Hartford Financial Services

EMC Corp*†

16,490

305,560

Group, Inc.

2,920

254,595

Applied Materials, Inc.

13,480

239,405

Loews Corp.

4,760

239,618

Xerox Corp.

12,000

194,280

Wachovia Corp.

6,050

230,082

eBay, Inc.*

5,480

181,881

SunTrust Banks, Inc.†

3,590

224,339

Fiserv, Inc.*†

3,100

172,019

Franklin Resources, Inc.†

1,870

213,984

Electronic Data Systems Corp.

8,260

171,230

ACE Ltd.

3,290

203,256

KLA-Tencor Corp.

3,420

164,707

Regions Financial Corp.†

8,500

201,025

BMC Software, Inc.*

4,540

161,806

Lincoln National Corp.

3,450

200,859

Computer Sciences Corp.*

3,230

159,788

ProLogis†

3,060

193,943

Novellus Systems, Inc.*†

5,350

147,500

Capital One Financial Corp.†

3,860

182,424

Dell, Inc.*

5,680

139,217

Allstate Corp.

3,470

181,238

Convergys Corp.*

7,740

127,400

Genworth Financial, Inc. —

Compuware Corp.*

13,720

121,834

Class A

6,990

177,896

MEMC Electronic Materials,

Legg Mason, Inc.†

2,320

169,708

Inc.*

1,310

115,922

Bear Stearns Cos., Inc.†

1,810

159,733

Teradyne, Inc.*

9,510

98,333

Assurant, Inc.

2,380

159,222

Tellabs, Inc.*†

14,570

95,288

Torchmark Corp.†

2,500

151,325

Corning, Inc.

2,510

60,215

Marshall & Ilsley Corp.†

5,600

148,288

Motorola, Inc.

3,360

53,894

Janus Capital Group, Inc.†

4,400

144,540

Yahoo!, Inc.*

1,350

31,401

U.S. Bancorp†

4,510

143,147

Affiliated Computer

Zions Bancorporation†

2,970

138,669

Services, Inc. — Class A*

480

21,648

M&T Bank Corp.†

1,630

132,959

LSI Logic Corp.*

2,230

11,841

Safeco Corp.

2,140

119,155

Fannie Mae

2,840

113,543

Total Information Technology

10,018,332

Merrill Lynch & Co., Inc.†

2,010

107,897

ENERGY 9.9%

KIMCO Realty Corp.†

2,820

102,648

Exxon Mobil Corp.

28,060

2,628,941

MetLife, Inc.

1,570

96,743

Chevron Corp.

11,630

1,085,428

Washington Mutual, Inc.†

6,080

82,749

ConocoPhillips

9,340

824,722

Federated Investors, Inc. —

Schlumberger Ltd.

4,530

445,616

Class B†

1,990

81,908

Occidental Petroleum Corp.

5,740

441,923

SLM Corp.†

2,470

49,746

Transocean, Inc.†

2,399

343,417

CME Group Inc.†

70

48,020

Marathon Oil Corp.

5,560

338,382

Comerica, Inc.†

1,070

46,577

Valero Energy Corp.

4,560

319,337

Lehman Brothers Holdings,

Devon Energy Corp.

3,530

313,852

Inc.†

520

34,029

National-Oilwell Varco, Inc.*

3,390

249,029

30

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

NOVA FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Noble Corp.

3,630

$

205,131

UnitedHealth Group, Inc.

8,570

$

498,774

ENSCO International, Inc.†

2,950

175,879

Merck & Co., Inc.

8,360

485,800

Tesoro Corp.

3,370

160,749

Medtronic, Inc.

7,980

401,155

BJ Services Co.†

6,300

152,838

Wyeth

9,060

400,361

Rowan Cos., Inc.†

3,770

148,764

WellPoint, Inc.*

4,240

371,975

Smith International, Inc.

1,930

142,530

Amgen, Inc.*†

7,460

346,442

Apache Corp.

400

43,016

Schering-Plough Corp.

12,140

323,410

Noble Energy, Inc.

540

42,941

Baxter International, Inc.

5,230

303,601

Halliburton Co.

1,020

38,668

Abbott Laboratories

5,270

295,910

Anadarko Petroleum Corp.

250

16,423

Aetna, Inc.

4,640

267,867

Baker Hughes, Inc.

70

5,677

Thermo Fisher Scientific, Inc.*

4,250

245,140

Total Energy

8,123,263

Biogen Idec, Inc.*†

3,050

173,606

INDUSTRIALS 9.1%

Coventry Health Care, Inc.*

2,920

173,010

General Electric Co.

45,930

1,702,625

Laboratory Corporation of

Boeing Co.

4,680

409,313

America Holdings*†

2,260

170,698

Honeywell International, Inc.

5,780

355,875

AmerisourceBergen Corp.

3,540

158,840

Caterpillar, Inc.

4,780

346,837

Mylan Laboratories, Inc.†

10,760

151,286

Emerson Electric Co.

6,050

342,793

King Pharmaceuticals, Inc.*†

13,460

137,830

Lockheed Martin Corp.

2,830

297,886

Bristol-Myers Squibb Co.

5,160

136,843

General Dynamics Corp.

3,330

296,337

PerkinElmer, Inc.

5,190

135,044

Union Pacific Corp.

2,230

280,133

Eli Lilly & Co.

2,420

129,204

Northrop Grumman Corp.

3,210

252,434

Watson Pharmaceuticals, Inc.*

4,740

128,644

United Technologies Corp.

3,180

243,397

Medco Health Solutions, Inc.*

1,260

127,764

United Parcel Service, Inc. —

Gilead Sciences, Inc.*

1,770

81,438

Class B†

3,350

236,912

Humana, Inc.*

690

51,964

Illinois Tool Works, Inc.†

4,270

228,616

Forest Laboratories, Inc.*

1,000

36,450

CSX Corp.

5,030

221,219

Zimmer Holdings, Inc.*

410

27,122

Norfolk Southern Corp.

4,370

220,423

C.R. Bard, Inc.†

280

26,544

Eaton Corp.

2,050

198,747

CIGNA Corp.

210

11,283

L-3 Communications Holdings,

Total Health Care

7,240,423

Inc.

1,760

186,454

CONSUMER DISCRETIONARY 7.1%

Parker Hannifin Corp.†

2,440

183,756

Walt Disney Co.

13,240

427,387

Dover Corp.

3,730

171,916

Time Warner, Inc.

25,370

418,859

Cooper Industries Ltd. —

Viacom, Inc. — Class A*

6,210

272,743

Class A†

3,250

171,860

News Corp. — Class A

13,000

266,370

3M Co.

1,990

167,797

Nike, Inc. — Class B

3,810

244,754

Danaher Corp.†

1,710

150,035

Carnival Corp.

4,920

218,891

W.W. Grainger, Inc.

1,670

146,158

McDonald’s Corp.

3,690

217,378

Robert Half International, Inc.†

4,940

133,578

CBS Corp.

7,930

216,092

Allied Waste Industries, Inc.*

11,510

126,840

Johnson Controls, Inc.

5,830

210,113

Cummins, Inc.

960

122,275

Comcast Corp. — Class A*†

9,450

172,557

Textron, Inc.

1,710

121,923

Genuine Parts Co.

3,430

158,809

Burlington Northern Santa Fe

Sherwin-Williams Co.†

2,590

150,324

Corp.

850

70,746

Expedia, Inc.*

4,730

149,563

Deere & Co.

700

65,184

AutoZone, Inc.*

1,230

147,489

FedEx Corp.†

500

44,585

Hasbro, Inc.†

5,510

140,946

Raytheon Co.†

430

26,101

Stanley Works†

2,860

138,653

Total Industrials

7,522,755

Snap-On, Inc.

2,830

136,519

HEALTH CARE 8.8%

IAC/ InterActiveCorp*

4,930

132,716

Johnson & Johnson, Inc.

12,070

805,069

RadioShack Corp.†

7,550

127,293

Pfizer, Inc.

28,040

637,349

Meredith Corp.

2,300

126,454

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

NOVA FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Big Lots, Inc.*†

7,790

$

124,562

TELECOMMUNICATION SERVICES 3.2%

Polo Ralph Lauren Corp.†

1,980

122,344

AT&T, Inc.

32,370

$

1,345,297

Leggett & Platt, Inc.

6,890

120,162

Verizon Communications, Inc.

16,010

699,477

Harley-Davidson, Inc.†

2,460

114,907

American Tower Corp. —

Family Dollar Stores, Inc.†

5,650

108,649

Class A*

4,980

212,148

Black & Decker Corp.†

1,520

105,868

CenturyTel, Inc.

3,560

147,598

Office Depot, Inc.*

7,600

105,716

Citizens Communications Co.†

9,210

117,243

Darden Restaurants, Inc.†

3,790

105,021

Sprint Nextel Corp.†

6,520

85,608

Brunswick Corp.†

6,120

104,346

Total Telecommunication Services

2,607,371

Home Depot, Inc.

3,860

103,988

UTILITIES 2.9%

OfficeMax, Inc.†

4,440

91,730

FPL Group, Inc.

3,780

256,208

Target Corp.

1,710

85,500

Public Service Enterprise

Clear Channel

Group, Inc.

2,520

247,565

Communications, Inc.

2,400

82,848

Duke Energy Corp.

12,230

246,679

Harrah’s Entertainment, Inc.

900

79,875

FirstEnergy Corp.

3,200

231,488

DIRECTV Group, Inc.*

3,170

73,290

Edison International

3,820

203,873

Dillard’s, Inc. — Class A†

3,580

67,232

Consolidated Edison, Inc.

3,840

187,584

Lowe’s Cos., Inc.†

2,790

63,110

Pepco Holdings, Inc.

5,270

154,569

Centex Corp.†

1,560

39,406

DTE Energy Co.

3,410

149,904

Harman International

Pinnacle West Capital Corp.

3,390

143,770

Industries, Inc.

290

21,376

TECO Energy, Inc.†

8,260

142,155

Amazon.com, Inc.*†

90

8,338

Exelon Corp.

1,730

141,237

Total Consumer Discretionary

5,802,178

Entergy Corp.

1,130

135,058

CONSUMER STAPLES 7.0%

Dynegy Inc.*

16,160

115,382

Procter & Gamble Co.

13,380

982,360

Southern Co.†

370

14,337

PepsiCo, Inc.

9,320

707,388

Dominion Resources, Inc.

170

8,067

Altria Group, Inc.

8,510

643,186

Total Utilities

2,377,876

Coca-Cola Co.

7,600

466,412

MATERIALS 2.3%

Wal-Mart Stores, Inc.

8,940

424,918

Freeport-McMoRan Copper &

CVS Caremark Corp.

10,290

409,027

Gold, Inc

3,030

310,393

Anheuser-Busch Cos., Inc.

5,980

312,993

Dow Chemical Co.

7,500

295,650

Kroger Co.

8,250

220,357

Alcoa, Inc.

7,630

278,876

General Mills, Inc.

3,710

211,470

United States Steel Corp.†

1,680

203,129

Kellogg Co.

3,620

189,797

Monsanto Co.

1,400

156,366

Reynolds American, Inc.†

2,680

176,773

Pactiv Corp.*

5,470

145,666

SUPERVALU, Inc.

4,320

162,086

Sigma-Aldrich Corp.†

2,550

139,230

Coca-Cola Enterprises, Inc.†

6,220

161,907

Hercules, Inc.†

6,780

131,193

Pepsi Bottling Group, Inc.

3,770

148,764

Bemis Co.†

4,720

129,234

Kraft Foods, Inc. — Class A

4,010

130,846

E.I. du Pont de Nemours

Clorox Co.

1,570

102,317

and Co.

1,680

74,071

Colgate-Palmolive Co.†

880

68,605

Allegheny Technologies, Inc.

380

32,832

Walgreen Co.

1,380

52,550

Praxair, Inc.

100

8,871

Safeway, Inc.

1,010

34,552

Air Products & Chemicals, Inc.

70

6,904

Tyson Foods, Inc. — Class A

2,030

31,120

Sealed Air Corp.

270

6,248

H.J. Heinz Co.

650

30,342

Molson Coors Brewing Co. —

Total Materials

1,918,663

Class B

560

28,907

Total Common Stocks

Costco Wholesale Corp.†

310

21,626

(Cost $54,049,915)

62,117,615

Kimberly-Clark Corp.

240

16,642

Total Consumer Staples

5,734,945

32

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

NOVA FUND

MARKET

UNREALIZED

FACE

VALUE

GAIN (LOSS)

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

REPURCHASE AGREEMENTS 17.2%

FUTURES CONTRACTS PURCHASED

Repurchase Agreement (Note 5)

March 2008 S&P 500 Index

Mizuho Financial Group, Inc.

Mini Futures Contracts

issued 12/31/07 at 1.40%

(Aggregate Market Value

due 01/02/08

$3,848,020

$

3,848,020

of Contracts $37,378,575)

507

$

233,232

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

3,848,020

3,848,020

UNITS

UBS Financial Services, Inc.

EQUITY INDEX SWAP AGREEMENTS

issued 12/31/07 at 1.14%

March 2008 S&P 500 Index

due 01/02/08

3,848,020

3,848,020

Swap, Terminating 03/14/08**

Lehman Brothers Holdings, Inc.

(Notional Market Value

issued 12/31/07 at 1.00%

$9,217,986)

6,278

$

(77,342)

due 01/02/08††

2,596,331

2,596,331

March 2008 S&P 500 Index

Total Repurchase Agreements

Swap, Terminating 03/28/08**

(Cost $14,140,391)

14,140,391

(Notional Market Value

$15,050,216)

10,250

(109,299)

SECURITIES LENDING COLLATERAL 7.6%

(Total Notional Market

Investment in Securities Lending Short Term

Value $24,268,202)

$

(186,641)

Investment Portfolio Held by

U.S. Bank (Note 8)

6,277,357

6,277,357

Total Securities Lending Collateral

(Cost $6,277,357)

6,277,357

Total Investments 100.4%

(Cost $74,467,663)

$  82,535,363

Liabilities in Excess of

Other Assets – (0.4)%

$

(344,037)

Net Assets – 100.0%

$ 82,191,326

*

Non-Income Producing Security.

**

Price Return based on S&P 500 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

All or a portion of this security is held as equity index swap collateral at December 31, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS

December 31, 2007

INVERSE S&P 500 STRATEGY FUND

MARKET

UNREALIZED

FACE

VALUE

GAIN

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 37.1%

FUTURES CONTRACTS SOLD SHORT

Federal Home Loan Bank*

March 2008 S&P 500 Index

4.23% due 01/03/08

$3,000,000

$

2,999,648

Mini Futures Contracts

4.34% due 01/02/08

2,000,000

2,000,000

(Aggregate Market Value

Freddie Mac*

of Contracts $12,164,625)

165

$

102,045

4.26% due 01/08/08

3,000,000

2,997,870

Total Federal Agency Discount Notes

UNITS

(Cost $7,997,518)

7,997,518

EQUITY INDEX SWAP AGREEMENTS

REPURCHASE AGREEMENTS 99.0%

SOLD SHORT

Repurchase Agreement (Note 5)

March 2008 S&P 500 Index

Mizuho Financial Group, Inc.

Swap, Terminating 03/28/08**

issued 12/31/07 at 1.40%

(Notional Market Value

due 01/02/08

5,800,782

5,800,782

$7,437,648)

5,065

$

53,950

Morgan Stanley

March 2008 S&P 500 Index

issued 12/31/07 at 1.20%

Swap, Terminating 03/14/08**

due 01/02/08

5,800,782

5,800,782

(Notional Market Value

UBS Financial Services, Inc.

$1,848,980)

1,259

41,706

issued 12/31/07 at 1.14%

(Total Notional Market

due 01/02/08

5,800,782

5,800,782

Value $9,286,628)

$

95,656

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08†

3,973,930

3,973,930

Total Repurchase Agreements

(Cost $21,376,276)

21,376,276

Total Investments 136.1%

(Cost $29,373,794)

$ 29,373,794

Liabilities in Excess of

Other Assets – (36.1)%

$

(7,792,485)

Net Assets – 100.0%

$ 21,581,309

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Price Return based on S&P 500 Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as equity index swap collateral at December 31, 2007.

34

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

OTC FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 78.5%

CONSUMER DISCRETIONARY 10.8%

Comcast Corp. — Class A*

66,860

$

1,220,864

INFORMATION TECHNOLOGY 51.0%

Sears Holdings Corp.*†

7,858

801,909

Apple, Inc.*

44,460

$

8,806,637

Amazon.com, Inc.*†

8,490

786,514

Microsoft Corp.

125,900

4,482,040

Garmin Ltd.

8,060

781,820

Google, Inc. — Class A*

4,993

3,452,560

Bed Bath & Beyond, Inc.*

21,450

630,416

Qualcomm, Inc.

80,533

3,168,974

Staples, Inc.

26,117

602,519

Cisco Systems, Inc.*

89,710

2,428,450

Wynn Resorts Ltd.†

5,180

580,833

Research In Motion Ltd.*

20,885

2,368,359

Expedia, Inc.*†

18,020

569,792

Oracle Corp.*

91,094

2,056,903

IAC/ InterActiveCorp*

20,704

557,352

Intel Corp.

65,480

1,745,697

Starbucks Corp.*†

26,220

536,723

eBay, Inc.*

33,770

1,120,826

Apollo Group, Inc. —

Nvidia Corp.*

26,813

912,178

Class A*†

6,620

464,393

Applied Materials, Inc.

40,960

727,450

Liberty Global, Inc. —

Fiserv, Inc.*†

12,480

692,515

Class A*†

7,070

277,073

Flextronics International Ltd.*†

55,888

674,009

Virgin Media, Inc.

14,690

251,787

KLA-Tencor Corp.

13,600

654,976

EchoStar Communications

Adobe Systems, Inc.*

15,310

654,196

Corp.*

6,600

248,952

Xilinx, Inc.†

26,729

584,563

Sirius Satellite Radio, Inc.*†

57,600

174,528

Network Appliance, Inc.*

22,593

563,921

Liberty Media Corp -

Symantec Corp.*

31,670

511,154

Interactive*

8,800

167,904

Intuit, Inc.*†

16,020

506,392

Ross Stores, Inc.

6,016

153,829

Dell, Inc.*

20,370

499,269

Discovery Holding Co. —

Check Point Software

Class A*

3,950

99,303

Technologies Ltd.*

21,268

467,045

Total Consumer Discretionary

8,906,511

Lam Research Corp.*†

10,708

462,907

HEALTH CARE 10.3%

Juniper Networks, Inc.*†

13,850

459,820

Gilead Sciences, Inc.*

33,740

1,552,378

Cadence Design Systems,

Amgen, Inc.*†

24,016

1,115,303

Inc.*†

26,196

445,594

Teva Pharmaceutical

Autodesk, Inc.*

8,480

421,965

Industries Ltd. — SP ADR†

22,660

1,053,237

Electronic Arts, Inc.*†

6,950

405,949

Biogen Idec, Inc.*†

15,060

857,215

Baidu.com - SP ADR*

930

363,063

Genzyme Corp.*

8,860

659,538

Altera Corp.

16,010

309,313

Express Scripts, Inc.*

9,010

657,730

Yahoo!, Inc.*

13,240

307,962

DENTSPLY International, Inc.

11,408

513,588

Sun Microsystems, Inc.*

16,720

303,134

Henry Schein, Inc.*

7,810

479,534

Cognizant Technology Solutions

Patterson Cos., Inc.*†

13,319

452,180

Corp. — Class A*

8,810

299,011

Intuitive Surgical, Inc.*†

1,390

451,055

Paychex, Inc.†

6,960

252,091

Celgene Corp.*

8,670

400,641

Citrix Systems, Inc.*

5,990

227,680

Sepracor, Inc.*

9,035

237,169

Logitech International SA*

4,930

180,635

Cephalon, Inc.*†

1,420

101,899

Broadcom Corp. — Class A*

6,610

172,785

Telefonaktiebolaget LM

Total Health Care

8,531,467

Ericsson — SP ADR

5,180

120,953

INDUSTRIALS 3.8%

Tellabs, Inc.*†

16,581

108,440

Paccar, Inc.†

15,050

819,924

Linear Technology Corp.

2,530

80,530

Foster Wheeler Ltd.*

2,720

421,654

Marvell Technology Group

CH Robinson Worldwide, Inc.

6,240

337,709

Ltd.*

3,110

43,478

Expeditors International

SanDisk Corp.*

870

28,858

Washington, Inc.

7,550

337,334

VeriSign, Inc.*†

740

27,831

Joy Global, Inc.

3,850

253,407

Total Information Technology

42,100,113

Cintas Corp.†

7,020

236,012

Fastenal Co.†

5,290

213,822

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

OTC FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Ryanair Holdings PLC —

SECURITIES LENDING COLLATERAL 9.2%

SP ADR*†

4,180

$

164,859

Investment in Securities Lending Short Term

Monster Worldwide, Inc.*

4,890

158,436

Investment Portfolio Held by

UAL Corp.*†

4,060

144,780

U.S. Bank (Note 8)

$7,604,902

$

7,604,902

Total Industrials

3,087,937

Total Securities Lending Collateral

TELECOMMUNICATION SERVICES 1.2%

(Cost $7,604,902)

7,604,902

Millicom International

Total Investments 108.8%

Cellular SA*

3,340

393,919

(Cost $66,160,557)

$ 89,767,636

NII Holdings, Inc. — Class B*†

6,600

318,912

Liabilities in Excess of

Level 3 Communications, Inc.*†

55,950

170,088

Other Assets – (8.8)%

$  (7,275,140)

Leap Wireless International,

Net Assets – 100.0%

$ 82,492,496

Inc. — Class B*†

2,450

114,268

Total Telecommunication Services

997,187

UNREALIZED

CONSUMER STAPLES 1.0%

GAIN (LOSS)

Costco Wholesale Corp.

8,560

597,146

CONTRACTS

(NOTE 1)

Whole Foods Market, Inc.†

4,990

203,592

FUTURES CONTRACTS PURCHASED

Total Consumer Staples

800,738

March 2008 Nasdaq 100 Index

MATERIALS 0.3%

Mini Futures Contracts

Sigma-Aldrich Corp.†

4,600

251,160

(Aggregate Market Value

of Contracts $11,779,600)

280

$

56,266

Total Materials

251,160

ENERGY 0.1%

Patterson-UTI Energy, Inc.†

5,680

110,874

UNITS

Total Energy

110,874

EQUITY INDEX SWAP AGREEMENTS

Total Common Stocks

March 2008 Nasdaq 100 Index

(Cost $41,178,908)

64,785,987

Swap, Terminating 03/28/08**

(Notional Market Value

FACE

AMOUNT

$197,268)

95

$

(2,169)

March 2008 Nasdaq 100 Index

REPURCHASE AGREEMENTS 21.1%

Swap, Terminating 03/14/08**

Repurchase Agreement (Note 5)

(Notional Market Value

Mizuho Financial Group, Inc.

$6,195,406)

2,972

(89,351)

issued 12/31/07 at 1.40%

(Total Notional Market

due 01/02/08

$4,788,005

4,788,005

Value $6,392,674)

$

(91,520)

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

4,788,005

4,788,005

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

4,788,005

4,788,005

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08††

3,012,732

3,012,732

Total Repurchase Agreements

(Cost $17,376,747)

17,376,747

*

Non-Income Producing Security.

**

Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

All or a portion of this security is pledged as equity index swap collateral at December 31, 2007.

ADR — American Depository Receipt.

36

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

INVERSE OTC STRATEGY FUND

MARKET

UNREALIZED

FACE

VALUE

GAIN

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 29.3%

FUTURES CONTRACTS SOLD SHORT

Federal Home Loan Bank*

March 2008 Nasdaq 100 Index

4.23% due 01/03/08

$2,000,000

$

1,999,765

Mini Futures Contracts

Freddie Mac*

(Aggregate Market Value

4.26% due 01/08/08

2,000,000

1,998,580

of Contracts $5,048,400)

120

$

74,992

Total Federal Agency Discount Notes

UNITS

(Cost $3,998,345)

3,998,345

EQUITY INDEX SWAP AGREEMENTS

REPURCHASE AGREEMENTS 65.0%

SOLD SHORT†

Repurchase Agreement (Note 5)

March 2008 Nasdaq 100 Index

Mizuho Financial Group, Inc.

Swap, Terminating 3/28/08**

issued 12/31/07 at 1.40%

(Notional Market Value

due 01/02/08

2,309,981

2,309,981

$7,726,150)

3,706

$

103,748

Morgan Stanley

March 2008 Nasdaq 100 Index

issued 12/31/07 at 1.20%

Swap, Terminating 3/14/08**

due 01/02/08

2,309,981

2,309,981

(Notional Market Value

UBS Financial Services, Inc.

$776,395)

372

3,035

issued 12/31/07 at 1.14%

(Total Notional Market

due 01/02/08

2,309,981

2,309,981

Value $8,502,545)

$

106,783

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

1,931,394

1,931,394

Total Repurchase Agreements

(Cost $8,861,337)

8,861,337

Total Investments 94.3%

(Cost $12,859,682)

$ 12,859,682

Other Assets in Excess

of Liabilities – 5.7%

$

780,405

Net Assets – 100.0%

$ 13,640,087

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

†

Cash was pledged as equity index swap collateral at December 31, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS

December 31, 2007

S&P 500 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 34.1%

Boston Properties, Inc.

120

$

11,017

Genworth Financial, Inc. —

FINANCIALS 6.0%

Class A

420

10,689

Bank of America Corp.

4,280

$

176,593

SLM Corp.†

500

10,070

American International

National City Corp.

610

10,041

Group, Inc.

2,450

142,835

General Growth Properties, Inc.

240

9,883

Citigroup, Inc.

4,820

141,901

Bear Stearns Cos., Inc.†

110

9,708

JPMorgan Chase & Co.

3,240

141,426

Legg Mason, Inc.†

130

9,510

Wells Fargo & Co.†

3,260

98,419

Equity Residential

260

9,482

Goldman Sachs Group, Inc.

380

81,719

KeyCorp†

380

8,911

Wachovia Corp.

1,910

72,637

Public Storage, Inc.

120

8,809

American Express Co.

1,130

58,783

KIMCO Realty Corp.

240

8,736

Morgan Stanley

1,020

54,172

XL Capital Ltd.

170

8,553

Bank of New York Mellon Corp.

1,100

53,636

Host Hotels & Resorts, Inc.

500

8,520

U.S. Bancorp†

1,670

53,006

UnumProvident Corp.†

350

8,327

Merrill Lynch & Co., Inc.†

830

44,554

Plum Creek Timber Co., Inc.

MetLife, Inc.

710

43,750

(REIT)†

170

7,827

Prudential Financial, Inc.

440

40,938

Synovus Financial Corp.

320

7,706

Fannie Mae

940

37,581

Leucadia National Corp.†

160

7,536

CME Group Inc.†

50

34,300

AvalonBay Communities, Inc.†

80

7,531

Lehman Brothers Holdings,

Hudson City Bancorp, Inc.

500

7,510

Inc.†

510

33,374

Moody’s Corp.†

210

7,497

Travelers Cos, Inc.

620

33,356

Commerce Bancorp, Inc.†

190

7,247

State Street Corp.

370

30,044

Discover Financial Services†

460

6,937

AFLAC, Inc.

470

29,436

Marshall & Ilsley Corp.†

250

6,620

Allstate Corp.

550

28,726

Comerica, Inc.†

150

6,530

Hartford Financial Services

Cincinnati Financial Corp.

160

6,326

Group, Inc.

300

26,157

American Capital Strategies

Charles Schwab Corp.

900

22,995

Ltd.†

190

6,262

NYSE Euronext†

260

22,820

Assurant, Inc.

90

6,021

PNC Financial Services Group,

M&T Bank Corp.

70

5,710

Inc.†

340

22,321

Torchmark Corp.

90

5,448

Freddie Mac

640

21,805

Huntington Bancshares, Inc.†

350

5,166

SunTrust Banks, Inc.†

340

21,247

Safeco Corp.

90

5,011

Loews Corp.

420

21,143

Countrywide Financial Corp.†

560

5,006

Chubb Corp.

370

20,195

Janus Capital Group, Inc.

150

4,928

ACE Ltd.

320

19,770

Zions Bancorporation†

100

4,669

Simon Property Group, Inc.†

220

19,109

Developers Diversified Realty

Franklin Resources, Inc.

160

18,309

Corp.†

120

4,595

Capital One Financial Corp.†

380

17,959

CIT Group, Inc.

180

4,325

Principal Financial Group, Inc.

250

17,210

CB Richard Ellis Group, Inc. —

BB&T Corp.

530

16,255

Class A*

190

4,095

Regions Financial Corp.†

670

15,845

Sovereign Bancorp, Inc.

350

3,990

ProLogis†

250

15,845

Federated Investors, Inc. —

T. Rowe Price Group, Inc.†

250

15,220

Class B†

80

3,293

Lincoln National Corp.

260

15,137

Apartment Investment &

Northern Trust Corp.

180

13,784

Management Co. —

IntercontinentalExchange, Inc.*

70

13,475

Class A†

88

3,056

Aon Corp.

280

13,353

Ambac Financial Group, Inc.†

100

2,577

Marsh & McLennan Cos., Inc.

500

13,235

MBIA, Inc.†

120

2,236

Progressive Corp.

670

12,837

First Horizon National Corp.†

120

2,178

Fifth Third Bancorp†

510

12,816

MGIC Investment Corp.†

80

1,794

Ameriprise Financial, Inc.

220

12,124

E*Trade Financial Corp.*†

410

1,456

Vornado Realty Trust†

130

11,433

Total Financials

2,188,356

Washington Mutual, Inc.†

840

11,432

38

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

S&P 500 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

INFORMATION TECHNOLOGY 5.7%

Microchip Technology, Inc.

210

$

6,598

Microsoft Corp.

7,760

$

276,256

Altera Corp.

320

6,182

Apple, Inc.*

840

166,387

Xilinx, Inc.

280

6,124

Cisco Systems, Inc.*

5,850

158,359

Akamai Technologies, Inc.*†

160

5,536

Google, Inc. — Class A*

220

152,126

Micron Technology, Inc.*†

730

5,292

Intel Corp.

5,640

150,362

National Semiconductor Corp.

230

5,207

International Business

Teradata Corp.*

170

4,660

Machines Corp.

1,330

143,773

Affiliated Computer

Hewlett-Packard Co.

2,490

125,695

Services, Inc. — Class A*

100

4,510

Oracle Corp.*

3,810

86,030

Advanced Micro Devices,

Qualcomm, Inc.

1,580

62,173

Inc.*†

580

4,350

Dell, Inc.*

2,160

52,942

Molex, Inc.

140

3,822

Texas Instruments, Inc.

1,350

45,090

LSI Logic Corp.*

680

3,611

EMC Corp*†

2,020

37,431

Lexmark International, Inc.*†

90

3,137

eBay, Inc.*

1,100

36,509

Jabil Circuit, Inc.

200

3,054

Corning, Inc.

1,520

36,465

Novellus Systems, Inc.*†

110

3,033

Motorola, Inc.

2,200

35,288

JDS Uniphase Corp.*

210

2,793

Yahoo!, Inc.*

1,290

30,005

Tellabs, Inc.*†

420

2,747

Applied Materials, Inc.

1,330

23,621

Ciena Corp.*

80

2,729

Adobe Systems, Inc.*

550

23,501

Compuware Corp.*

280

2,486

Automatic Data Processing,

Novell, Inc.*

340

2,336

Inc.

510

22,710

Convergys Corp.*

130

2,140

MEMC Electronic Materials,

QLogic Corp.*

130

1,846

Inc.*

220

19,468

Teradyne, Inc.*

170

1,758

Nvidia Corp.*

540

18,371

Unisys Corp.*

340

1,608

Tyco Electronics Ltd.

480

17,822

Total System Services, Inc.

35

980

Electronic Arts, Inc.*†

300

17,523

Total Information Technology

2,074,003

Western Union Co.

720

17,482

ENERGY 4.4%

Juniper Networks, Inc.*

500

16,600

Exxon Mobil Corp.

5,270

493,746

Sun Microsystems, Inc.*

800

14,504

Chevron Corp.

2,040

190,393

Xerox Corp.

890

14,409

ConocoPhillips

1,540

135,982

Agilent Technologies, Inc.*

370

13,594

Schlumberger Ltd.

1,150

113,126

Symantec Corp.*

840

13,558

Occidental Petroleum Corp.

800

61,592

Broadcom Corp. — Class A*

450

11,763

Transocean, Inc.†

310

44,377

Paychex, Inc.†

320

11,590

Marathon Oil Corp.

690

41,993

Autodesk, Inc.*

220

10,947

Devon Energy Corp.

430

38,231

Electronic Data Systems Corp.

490

10,158

Valero Energy Corp.

530

37,116

Intuit, Inc.*†

320

10,115

Apache Corp.

320

34,413

Cognizant Technology Solutions

Halliburton Co.

850

32,224

Corp. — Class A*

280

9,503

Anadarko Petroleum Corp.

450

29,561

CA, Inc.

380

9,481

Hess Corp.†

270

27,232

Analog Devices, Inc.

290

9,193

Baker Hughes, Inc.

310

25,141

Fiserv, Inc.*†

160

8,878

National-Oilwell Varco, Inc.*

340

24,976

KLA-Tencor Corp.

180

8,669

XTO Energy, Inc.

470

24,139

Computer Sciences Corp.*

170

8,410

Weatherford International Ltd.*

330

22,638

Network Appliance, Inc.*

330

8,237

EOG Resources, Inc.

240

21,420

VeriSign, Inc.*†

210

7,898

Williams Cos., Inc.

570

20,395

SanDisk Corp.*

220

7,297

Chesapeake Energy Corp.†

440

17,248

Linear Technology Corp.†

220

7,003

Peabody Energy Corp.†

260

16,026

Citrix Systems, Inc.*†

180

6,842

Spectra Energy Corp.†

610

15,750

BMC Software, Inc.*

190

6,772

Murphy Oil Corp.†

180

15,271

Fidelity National Information

Noble Corp.

260

14,693

Services, Inc.

160

6,654

Smith International, Inc.

190

14,032

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

39

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

S&P 500 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Noble Energy, Inc.

170

$

13,518

Applera Corp. - Applied Biosystems

Consol Energy, Inc.

180

12,874

Group

160

$

5,427

El Paso Corp.

680

11,723

Barr Pharmaceuticals, Inc.*

100

5,310

ENSCO International, Inc.†

140

8,347

Patterson Cos., Inc.*†

130

4,414

Sunoco, Inc.†

110

7,968

IMS Health, Inc.

190

4,378

Nabors Industries Ltd.*

270

7,395

Mylan Laboratories, Inc.†

290

4,077

Range Resources Corp.

140

7,190

Millipore Corp.*†

50

3,659

BJ Services Co.†

280

6,793

PerkinElmer, Inc.

110

2,862

Tesoro Corp.

130

6,201

Watson Pharmaceuticals, Inc.*

100

2,714

Rowan Cos., Inc.†

110

4,341

King Pharmaceuticals, Inc.*†

240

2,458

Total Energy

1,598,065

Tenet Healthcare Corp.*

460

2,337

HEALTH CARE 4.1%

Total Health Care

1,485,963

Johnson & Johnson, Inc.

2,760

184,092

INDUSTRIALS 3.9%

Pfizer, Inc.

6,590

149,791

General Electric Co.

9,750

361,432

Merck & Co., Inc.

2,100

122,031

United Technologies Corp.

950

72,713

Abbott Laboratories

1,490

83,663

United Parcel Service, Inc. —

UnitedHealth Group, Inc.

1,250

72,750

Class B†

1,010

71,427

Wyeth

1,290

57,005

Boeing Co.

750

65,595

Medtronic, Inc.

1,090

54,794

3M Co.

690

58,181

Eli Lilly & Co.

950

50,720

Honeywell International, Inc.

720

44,330

Bristol-Myers Squibb Co.

1,910

50,653

Caterpillar, Inc.

610

44,261

Amgen, Inc.*

1,050

48,762

Emerson Electric Co.

760

43,061

WellPoint, Inc.*

550

48,251

Deere & Co.

430

40,042

Schering-Plough Corp.

1,560

41,558

Lockheed Martin Corp.

330

34,736

Gilead Sciences, Inc.*

900

41,409

General Dynamics Corp.

390

34,706

Baxter International, Inc.

610

35,410

Union Pacific Corp.

250

31,405

Aetna, Inc.

480

27,710

FedEx Corp.†

300

26,751

Medco Health Solutions, Inc.*

260

26,364

Northrop Grumman Corp.

330

25,951

Thermo Fisher Scientific, Inc.*

410

23,649

Raytheon Co.†

410

24,887

Covidien Ltd.

480

21,259

Burlington Northern Santa Fe

Cardinal Health, Inc.†

350

20,213

Corp.

290

24,137

Becton, Dickinson & Co.

240

20,059

Illinois Tool Works, Inc.†

400

21,416

Genzyme Corp.*

260

19,354

Danaher Corp.†

240

21,058

Allergan, Inc.

300

19,272

Paccar, Inc.†

360

19,613

McKesson Corp.

280

18,343

Tyco International Ltd.†

480

19,032

Express Scripts, Inc.*

240

17,520

Norfolk Southern Corp.

370

18,663

Stryker Corp.†

230

17,186

CSX Corp.

410

18,032

Celgene Corp.*

370

17,098

Precision Castparts Corp.

130

18,031

Biogen Idec, Inc.*†

280

15,938

Textron, Inc.

240

17,112

Zimmer Holdings, Inc.*

230

15,215

Waste Management, Inc.

490

16,008

Boston Scientific Corp.*

1,290

15,003

Eaton Corp.

140

13,573

CIGNA Corp.

270

14,507

Fluor Corp.†

90

13,115

St. Jude Medical, Inc.*

330

13,411

Cummins, Inc.

100

12,737

Humana, Inc.*

160

12,050

L-3 Communications Holdings,

Forest Laboratories, Inc.*

300

10,935

Inc.

120

12,713

C.R. Bard, Inc.†

100

9,480

Ingersoll-Rand Co. — Class A

260

12,082

Coventry Health Care, Inc.*

150

8,888

Parker Hannifin Corp.†

160

12,050

Laboratory Corporation of America

Rockwell Collins, Inc.

160

11,515

Holdings*†

110

8,308

Jacobs Engineering Group,

Quest Diagnostics, Inc.

150

7,935

Inc.*†

120

11,473

Waters Corp.*

100

7,907

ITT Industries, Inc.

170

11,227

AmerisourceBergen Corp.

160

7,179

Rockwell Automation, Inc.†

140

9,654

Hospira, Inc.*

150

6,396

Expeditors International

Varian Medical Systems, Inc.*

120

6,259

Washington, Inc.

210

9,383

40

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

S&P 500 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Cooper Industries Ltd. —

Hershey Co.

160

$

6,304

Class A†

170

$

8,990

Brown-Forman Corp. —

Dover Corp.

190

8,757

Class B†

80

5,929

Southwest Airlines Co.†

710

8,662

Whole Foods Market, Inc.†

130

5,304

CH Robinson Worldwide, Inc.

160

8,659

Pepsi Bottling Group, Inc.

130

5,130

Goodrich Corp.

120

8,473

Estee Lauder Cos., Inc. —

Pitney Bowes, Inc.†

210

7,988

Class A

110

4,797

Trane, Inc.

170

7,941

McCormick & Co., Inc.†

120

4,549

RR Donnelley & Sons Co.

210

7,925

Constellation Brands, Inc. —

Masco Corp.†

360

7,780

Class A*

190

4,492

Terex Corp.*

100

6,557

Tyson Foods, Inc. — Class A

260

3,986

Manitowoc Co., Inc.

130

6,348

Dean Foods Co.

130

3,362

Avery Dennison Corp.†

100

5,314

Total Consumer Staples

1,270,257

W.W. Grainger, Inc.

60

5,251

CONSUMER DISCRETIONARY 2.9%

Pall Corp.

120

4,838

McDonald’s Corp.

1,140

67,157

Equifax, Inc.

130

4,727

Walt Disney Co.

1,840

59,395

Cintas Corp.

130

4,371

Time Warner, Inc.

3,490

57,620

Robert Half International, Inc.†

160

4,326

Comcast Corp. — Class A*

2,970

54,232

Monster Worldwide, Inc.*

120

3,888

News Corp. — Class A

2,230

45,693

Allied Waste Industries, Inc.*

280

3,086

Home Depot, Inc.

1,630

43,912

Ryder System, Inc.

60

2,821

Target Corp.

800

40,000

Total Industrials

1,428,804

Lowe’s Cos., Inc.

1,410

31,894

CONSUMER STAPLES 3.5%

Amazon.com, Inc.*†

300

27,792

Procter & Gamble Co.

3,000

220,260

Viacom, Inc. — Class A*

630

27,670

Altria Group, Inc.

2,030

153,427

Nike, Inc. — Class B

370

23,769

Coca-Cola Co.

1,920

117,830

Johnson Controls, Inc.

570

20,543

PepsiCo, Inc.

1,550

117,645

Yum! Brands, Inc.

490

18,752

Wal-Mart Stores, Inc.

2,280

108,368

Carnival Corp.

420

18,686

CVS Caremark Corp.

1,430

56,843

CBS Corp.

660

17,985

Kraft Foods, Inc. — Class A

1,490

48,619

Best Buy Co., Inc.†

340

17,901

Colgate-Palmolive Co.

490

38,200

Clear Channel Communications,

Anheuser-Busch Cos., Inc.

710

37,161

Inc.

480

16,570

Walgreen Co.

960

36,557

Harrah’s Entertainment, Inc.

180

15,975

Costco Wholesale Corp.

420

29,299

DIRECTV Group, Inc.*

690

15,953

Archer-Daniels-Midland Co.

620

28,787

Staples, Inc.

680

15,688

Kimberly-Clark Corp.

410

28,429

Omnicom Group, Inc.†

320

15,210

General Mills, Inc.

330

18,810

Starbucks Corp.*†

700

14,329

Sysco Corp.

590

18,414

McGraw-Hill Cos., Inc.

320

14,019

Kroger Co.

660

17,629

Kohl’s Corp.*

300

13,740

Avon Products, Inc.†

410

16,207

Ford Motor Co.*†

2,040

13,729

Safeway, Inc.

430

14,710

General Motors Corp.†

550

13,689

H.J. Heinz Co.

310

14,471

International Game Technology,

Kellogg Co.

250

13,108

Inc.†

300

13,179

WM Wrigley Jr Co.

210

12,296

TJX Cos., Inc.

420

12,067

Sara Lee Corp.

700

11,242

Coach, Inc.*

360

11,009

Reynolds American, Inc.†

170

11,213

Macy’s, Inc.

420

10,865

ConAgra Foods, Inc.

470

11,181

Fortune Brands, Inc.

150

10,854

Clorox Co.

130

8,472

Harley-Davidson, Inc.

230

10,743

UST, Inc.†

150

8,220

Marriott International, Inc. —

SUPERVALU, Inc.

200

7,504

Class A

300

10,254

Campbell Soup Co.

210

7,503

The Gap, Inc.†

450

9,576

Coca-Cola Enterprises, Inc.†

280

7,288

GameStop Corp. — Class A*

150

9,316

Molson Coors Brewing Co. —

J.C. Penney Co., Inc.

210

9,238

Class B

130

6,711

Apollo Group, Inc. — Class A*†

130

9,120

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

41

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

S&P 500 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Gannett Co., Inc.

220

$

8,580

Jones Apparel Group, Inc.

80

$

1,279

Starwood Hotels & Resorts

Dillard’s, Inc. — Class A†

60

1,127

Worldwide, Inc.

190

8,366

Circuit City Stores, Inc.†

160

672

Washington Post Co. —

Total Consumer Discretionary

1,055,144

Class B

10

7,914

TELECOMMUNICATION SERVICES 1.3%

Bed Bath & Beyond, Inc.*

260

7,641

AT&T, Inc.

5,850

243,126

Genuine Parts Co.

160

7,408

Verizon Communications, Inc.

2,790

121,895

Sears Holdings Corp.*†

70

7,144

Sprint Nextel Corp.†

2,740

35,976

Newell Rubbermaid, Inc.

270

6,988

American Tower Corp. —

Mattel, Inc.

350

6,664

Class A*

390

16,614

Nordstrom, Inc.†

180

6,611

Qwest Communications

Goodyear Tire & Rubber Co.*

230

6,491

International, Inc.*†

1,520

10,655

Abercrombie & Fitch Co. —

Embarq Corp.†

150

7,429

Class A

80

6,398

Windstream Corp.†

460

5,989

Expedia, Inc.*†

200

6,324

CenturyTel, Inc.

110

4,561

Eastman Kodak Co.†

280

6,124

Citizens Communications Co.

320

4,074

Tiffany & Co.†

130

5,984

Sherwin-Williams Co.

100

5,804

Total Telecommunication Services

450,319

H&R Block, Inc.

310

5,757

UTILITIES 1.2%

Whirlpool Corp.

70

5,714

Exelon Corp.

640

52,250

Limited Brands, Inc.†

300

5,679

Southern Co.†

730

28,287

VF Corp.

80

5,493

Dominion Resources, Inc.

560

26,572

IAC/ InterActiveCorp*

180

4,846

FPL Group, Inc.

390

26,434

AutoZone, Inc.*

40

4,796

Duke Energy Corp.

1,220

24,607

Harman International Industries,

Public Service Enterprise

Inc.

60

4,423

Group, Inc.

250

24,560

Black & Decker Corp.†

60

4,179

Entergy Corp.

190

22,709

EW Scripps Co. — Class A†

90

4,051

FirstEnergy Corp.

290

20,979

Wyndham Worldwide Corp.

170

4,005

PPL Corp.

360

18,752

Darden Restaurants, Inc.†

140

3,879

American Electric Power Co.,

Stanley Works†

80

3,878

Inc.

390

18,158

Polo Ralph Lauren Corp.

60

3,707

Constellation Energy Group,

Interpublic Group of Cos.,

Inc.

170

17,430

Inc.*†

450

3,650

Edison International

310

16,545

Office Depot, Inc.*

260

3,617

Sempra Energy

250

15,470

Hasbro, Inc.

140

3,581

PG&E Corp.†

340

14,651

D.R. Horton, Inc.†

270

3,556

AES Corp.*

650

13,903

Centex Corp.†

120

3,031

Consolidated Edison, Inc.

260

12,701

Snap-On, Inc.

60

2,894

Progress Energy, Inc.†

250

12,108

Leggett & Platt, Inc.

160

2,790

Ameren Corp.

200

10,842

Family Dollar Stores, Inc.†

140

2,692

Allegheny Energy, Inc.

160

10,178

New York Times Co. —

Xcel Energy, Inc.†

410

9,254

Class A†

140

2,454

Questar Corp.

170

9,197

Lennar Corp. — Class A†

130
2,326

DTE Energy Co.

160

7,034

Pulte Homes, Inc.

210

2,213

Pepco Holdings, Inc.

190

5,573

Meredith Corp.

40

2,199

CenterPoint Energy, Inc.

310

5,310

RadioShack Corp.†

130

2,192

NiSource, Inc.

260

4,911

Wendy’s International, Inc.

80

2,067

Pinnacle West Capital Corp.

100

4,241

AutoNation, Inc.*†

130

2,036

CMS Energy Corp.†

220

3,824

Liz Claiborne, Inc.†

100

2,035

Integrys Energy Group, Inc.

70

3,618

KB HOME†

70

1,512

TECO Energy, Inc.

200

3,442

OfficeMax, Inc.†

70

1,446

Dynegy Inc.*

480

3,427

Big Lots, Inc.*†

90

1,439

Nicor, Inc.†

40

1,694

Brunswick Corp.†

80

1,364

Total Utilities

448,661

42

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

S&P 500 2x STRATEGY FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

MATERIALS 1.1%

Lehman Brothers Holdings, Inc.

Monsanto Co.

530

$

59,196

issued 12/31/07 at 1.00%

E.I. du Pont de Nemours and

due 01/02/08††

$4,355,737

$

4,355,737

Co.

870

38,358

Total Repurchase Agreements

Freeport-McMoRan Copper &

(Cost $21,052,513)

21,052,513

Gold, Inc.

370

37,903

Dow Chemical Co.

910

35,872

SECURITIES LENDING COLLATERAL 2.8%

Alcoa, Inc.

820

29,971

Investment in Securities Lending Short Term

Praxair, Inc.

300

26,613

Investment Portfolio Held by

Newmont Mining Corp.

440

21,485

U.S. Bank (Note 8)

1,030,640

1,030,640

Air Products & Chemicals, Inc.

210

20,712

Total Securities Lending Collateral

Nucor Corp.

280

16,582

(Cost $1,030,640)

1,030,640

Weyerhaeuser Co.†

200

14,748

Total Investments 94.7%

United States Steel Corp.

110

13,300

(Cost $31,323,998)

$ 34,496,089

International Paper Co.

410

13,276

Other Assets in Excess

PPG Industries, Inc.

160

11,237

of Liabilities – 5.3%

$

1,932,833

Ecolab, Inc.

170

8,706

Allegheny Technologies, Inc.

100

8,640

Net Assets – 100.0%

$ 36,428,922

Vulcan Materials Co.†

100

7,909

UNREALIZED

Sigma-Aldrich Corp.†

130

7,098

GAIN (LOSS)

Rohm & Haas Co.

120

6,368

CONTRACTS

(NOTE 1)

MeadWestvaco Corp.

180

5,634

Eastman Chemical Co.†

80

4,887

FUTURES CONTRACTS PURCHASED

Ball Corp.

100

4,500

March 2008 S&P 500 Index

International Flavors & Fragrances,

Mini Futures Contracts

Inc.

80

3,850

(Aggregate Market Value

Sealed Air Corp.†

160

3,702

of Contracts $29,784,900)

404

$

195,094

Pactiv Corp.*

130

3,462

Bemis Co.†

100

2,738

UNITS

Ashland, Inc.

50

2,372

Hercules, Inc.†

110

2,129

EQUITY INDEX SWAP AGREEMENTS

Titanium Metals Corp.†

80

2,116

March 2008 S&P 500 Index

Swap, Terminating 03/28/08**

Total Materials

413,364

(Notional Market Value

Total Common Stocks

$14,863,256)

10,122

$

(107,941)

(Cost $9,240,845)

12,412,936

March 2008 S&P 500 Index

FACE

Swap, Terminating 03/14/08**

AMOUNT

(Notional Market Value

$16,228,537)

11,052

(239,237)

REPURCHASE AGREEMENTS 57.8%

Repurchase Agreement (Note 5)

(Total Notional Market

Mizuho Financial Group, Inc.

Value $31,091,793)

$

(347,178)

issued 12/31/07 at 1.40%

due 01/02/08

$5,565,592

5,565,592

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

5,565,592

5,565,592

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

5,565,592

5,565,592

*

Non-Income Producing Security.

**

Price Return based on S&P 500 Index +/- financing at a variable data.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

All or a portion of this security is pledged as equity index swap collateral at December 31, 2007.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

43

SCHEDULE OF INVESTMENTS

December 31, 2007

OTC 2x STRATEGY FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 63.2%

CONSUMER DISCRETIONARY 8.1%

Comcast Corp. — Class A*†

33,980

$

620,475

INFORMATION TECHNOLOGY 41.5%

Amazon.com, Inc.*†

6,444

596,972

Apple, Inc.*

28,520

$

5,649,241

Starbucks Corp.*†

23,710

485,344

Microsoft Corp.

75,180

2,676,408

Garmin Ltd.

4,700

455,900

Google, Inc. — Class A*

3,353

2,318,532

Sears Holdings Corp.*†

3,360

342,888

Qualcomm, Inc.

46,090

1,813,641

Wynn Resorts Ltd.†

2,910

326,298

Research In Motion Ltd.*

13,080

1,483,272

Apollo Group, Inc. — Class A*†

3,940

276,391

Cisco Systems, Inc.*

50,610

1,370,013

Staples, Inc.

11,090

255,846

Intel Corp.

47,810

1,274,614

Liberty Media Corp -

Oracle Corp.*

49,860

1,125,839

Interactive*

13,030

248,612

eBay, Inc.*

23,570

782,288

Bed Bath & Beyond, Inc.*

8,320

244,525

Adobe Systems, Inc.*

13,130

561,045

Expedia, Inc.*†

6,530

206,479

Dell, Inc.*

19,250

471,817

EchoStar Communications

Nvidia Corp.*

12,743

433,517

Corp.*

5,060

190,863

Electronic Arts, Inc.*†

7,410

432,818

IAC/InterActiveCorp*

6,880

185,210

Yahoo!, Inc.*

15,000

348,900

Liberty Global, Inc. —

Symantec Corp.*

21,180

341,845

Class A*†

4,420

173,220

Intuit, Inc.*†

9,790

309,462

Virgin Media, Inc.

8,340

142,948

Paychex, Inc.†

8,300

300,626

Focus Media Holding —

Applied Materials, Inc.

16,640

295,526

SP ADR*†

2,500

142,025

Autodesk, Inc.*

5,620

279,651

Discovery Holding Co. —

Fiserv, Inc.*†

4,810

266,907

Class A*

5,580

140,281

Juniper Networks, Inc.*†

8,000

265,600

Sirius Satellite Radio, Inc.*†

37,150

112,564

Broadcom Corp. — Class A*

10,034

262,289

Lamar Advertising Co. —

Flextronics International Ltd.*

21,080

254,225

Class A†

1,770

85,084

KLA-Tencor Corp.†

5,150

248,024

Petsmart, Inc.

2,980

70,119

Cognizant Technology Solutions

Total Consumer Discretionary

5,302,044

Corp. — Class A*

6,610

224,343

HEALTH CARE 8.0%

Linear Technology Corp.†

6,970

221,855

Gilead Sciences, Inc.*

21,400

984,614

Baidu.com - SP ADR*

560

218,618

Teva Pharmaceutical

Altera Corp.

11,030

213,100

Industries Ltd. — SP ADR†

14,450

671,636

Network Appliance, Inc.*

8,400

209,664

Genzyme Corp.*

7,785

579,515

Citrix Systems, Inc.*†

5,260

199,933

Amgen, Inc.*†

11,840

549,850

Xilinx, Inc.†

9,110

199,236

Biogen Idec, Inc.*†

7,450

424,054

Marvell Technology Group

Celgene Corp.*

8,935

412,886

Ltd.*

13,210

184,676

Express Scripts, Inc.*

5,250

383,250

VeriSign, Inc.*†

4,860

182,785

Intuitive Surgical, Inc.*†

890

288,805

Activision, Inc.*

6,080

180,576

Hologic, Inc.*†

3,080

211,411

SanDisk Corp.*

4,910

162,865

DENTSPLY International, Inc.

3,390

152,618

Sun Microsystems, Inc.*

8,420

152,655

Henry Schein, Inc.*

2,080

127,712

Logitech International SA*†

4,130

151,323

Amylin Pharmaceuticals, Inc.*†

3,030

112,110

BEA Systems, Inc.*

8,770

138,391

Cephalon, Inc.*†

1,520

109,075

Microchip Technology, Inc.

4,160

130,707

Patterson Cos., Inc.*†

3,130

106,264

Lam Research Corp.*

3,000

129,690

Vertex Pharmaceuticals, Inc.*

3,230

75,033

Akamai Technologies, Inc.*†

3,720

128,712

Infosys Technologies Ltd. —

Total Health Care

5,188,833

SP ADR

2,610

118,390

INDUSTRIALS 3.2%

Check Point Software

Paccar, Inc.†

9,640

525,187

Technologies Ltd.*

5,140

112,874

Foster Wheeler Ltd.*

1,750

271,285

Cadence Design Systems,

Expeditors International

Inc.*†

6,580

111,926

Washington, Inc.

4,890

218,485

Tellabs, Inc.*†

5,840

38,194

CH Robinson Worldwide, Inc.

3,920

212,151

Total Information Technology

26,976,613

Joy Global, Inc.

2,480

163,234

44

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

OTC 2x STRATEGY FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Cintas Corp.

4,450

$

149,609

SECURITIES LENDING COLLATERAL 8.2%

Fastenal Co.†

3,350

135,407

Investment in Securities Lending Short Term

Stericycle, Inc.*†

2,120

125,928

Investment Portfolio Held by

Ryanair Holdings PLC —

U.S. Bank (Note 8)

$5,336,798

$

5,336,798

SP ADR*†

2,710

106,882

Total Securities Lending Collateral

Monster Worldwide, Inc.*

3,050

98,820

(Cost $5,336,798)

5,336,798

UAL Corp.*†

2,550

90,933

Total Investments 96.2%

Total Industrials

2,097,921

(Cost $52,494,686)

$ 62,571,528

TELECOMMUNICATION SERVICES 1.0%

Other Assets in Excess

Millicom International

of Liabilities – 3.8%

$

2,497,454

Cellular SA*

2,280

268,903

Net Assets – 100.0%

$ 65,068,982

NII Holdings, Inc. — Class B*†

3,930

189,898

Level 3 Communications, Inc.*†

34,980

106,339

UNREALIZED

Leap Wireless International,

GAIN (LOSS)

Inc. — Class B*†

1,580

73,691

CONTRACTS

(NOTE 1)

Total Telecommunication Services

638,831

FUTURES CONTRACTS PURCHASED

CONSUMER STAPLES 0.9%

March 2008 Nasdaq 100 Index

Costco Wholesale Corp.

5,340

372,518

Mini Futures Contracts

Whole Foods Market, Inc.†

3,190

130,152

(Aggregate Market Value

Hansen Natural Corp.*

2,120

93,895

of Contracts $22,633,660)

538

$

81,268

Total Consumer Staples

596,565

MATERIALS 0.5%

UNITS

Sigma-Aldrich Corp.†

2,920

159,432

Steel Dynamics, Inc.†

2,310

137,607

EQUITY INDEX SWAP AGREEMENTS

March 2008 Nasdaq 100 Index

Total Materials

297,039

Swap, Terminating 03/14/08**

Total Common Stocks

(Notional Market Value

(Cost $31,021,004)

41,097,846

$46,686,020)

22,392

$

115,180

FACE

March 2008 Nasdaq 100 Index

AMOUNT

Swap, Terminating 03/28/08**

(Notional Market Value

REPURCHASE AGREEMENTS 24.8%

$20,318,325)

9,745

(114,540)

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

(Total Notional Market

issued 12/31/07 at 1.00%

Value $67,004,345)

$

640

due 01/02/08††

$6,274,309

6,274,309

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40%

due 01/02/08

3,287,525

3,287,525

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

3,287,525

3,287,525

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

3,287,525

3,287,525

Total Repurchase Agreements

(Cost $16,136,884)

16,136,884

*

Non-Income Producing Security.

**

Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

All or a portion of this security is pledged as equity index swap collateral at December 31, 2007.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

45

SCHEDULE OF INVESTMENTS

December 31, 2007

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 88.2%

INDUSTRIALS 13.1%

Republic Services, Inc.

5,840

$

183,084

INFORMATION TECHNOLOGY 13.4%

URS Corp.*

3,200

173,856

Lam Research Corp.*

4,580

$

197,993

BE Aerospace, Inc.*†

3,200

169,280

Western Digital Corp.*

6,230

188,208

SPX Corp.

1,630

167,645

Avnet, Inc.*

5,270

184,292

Joy Global, Inc.

2,440

160,601

Arrow Electronics, Inc.*†

4,600

180,688

Roper Industries, Inc.†

2,520

157,601

Harris Corp.

2,730

171,116

Manpower, Inc.

2,650

150,785

Synopsys, Inc.*†

5,970

154,802

Pentair, Inc.

4,300

149,683

Cadence Design Systems,

Lincoln Electric Holdings, Inc.

1,970

140,225

Inc.*†

8,480

144,245

Oshkosh Truck Corp.†

2,940

138,944

Intersil Corp. — Class A

5,790

141,739

Dun & Bradstreet Corp.†

1,560

138,263

Alliance Data Systems Corp.*†

1,700

127,483

KBR Inc.*

3,510

136,188

CommScope, Inc.*

2,570

126,470

AGCO Corp.*

1,960

133,241

Sybase, Inc.*†

4,720

123,145

Thomas & Betts Corp.*

2,560

125,542

Vishay Intertechnology, Inc.*

10,510

119,919

AMETEK, Inc.

2,550

119,442

Metavante Technologies, Inc.*†

5,040

117,533

Herman Miller, Inc.

3,520

114,013

Jack Henry & Associates, Inc.

4,560

110,990

Con-way, Inc.

2,690

111,743

ADC Telecommunications,

IDEX Corp.

2,850

102,970

Inc.*†

7,030

109,317

Flowserve Corp.

1,000

96,200

Amphenol Corp. — Class A†

2,330

108,042

Kansas City Southern*†

2,690

92,348

F5 Networks, Inc.*†

3,710

105,809

Copart, Inc.*

1,750

74,463

Integrated Device Technology,

Quanta Services, Inc.*†

2,560

67,174

Inc.*

9,320

105,409

Hubbell, Inc. — Class B

1,290

66,564

DST Systems, Inc.*†

1,210

99,886

MSC Industrial Direct Co. —

Activision, Inc.*

3,340

99,198

Class A†

1,620

65,561

Cypress Semiconductor

Carlisle Cos., Inc.†

1,720

63,692

Corp.*†

2,750

99,083

Stericycle, Inc.*†

1,070

63,558

MPS Group, Inc.*†

8,560

93,646

Fastenal Co.†

1,470

59,417

Fair Isaac Corp.

2,910

93,557

Kennametal, Inc.

1,560

59,062

ValueClick, Inc.*

3,410

74,679

Korn/Ferry International, Inc.*

3,130

58,907

Global Payments, Inc.

1,600

74,432

Teleflex, Inc.

880

55,449

Polycom, Inc.*

2,270

63,061

Deluxe Corp.

1,500

49,335

McAfee, Inc.*

1,580

59,250

Harsco Corp.

690

44,208

Advent Software, Inc.*†

1,070

57,887

DRS Technologies, Inc.†

700

37,989

CSG Systems International,

Alliant Techsystems, Inc.*†

300

34,128

Inc.*

3,870

56,966

United Rentals, Inc.*

1,580

29,009

Foundry Networks, Inc.*

3,240

56,765

Wabtec Corp.

730

25,141

SRA International, Inc. —

Trinity Industries, Inc.†

720

19,987

Class A*

1,720

50,654

HNI Corp.†

440

15,426

Broadridge Financial

Granite Construction, Inc.

250

9,045

Solutions, Inc.

2,060

46,206

GATX Corp.†

150

5,502

RF Micro Devices, Inc.*†

6,640

37,914

Total Industrials

3,665,271

NCR Corp.*†

1,450

36,395

FINANCIALS 12.7%

Atmel Corp.*

8,130

35,122

AMB Property Corp.†

3,210

184,767

MoneyGram International,

HCC Insurance Holdings, Inc.

5,000

143,400

Inc.†

2,140

32,892

SEI Investments Co.†

4,290

138,009

Avocent Corp.*†

830

19,347

Eaton Vance Corp.

2,850

129,418

Acxiom Corp.

1,490

17,478

Hanover Insurance Group, Inc.

2,800

128,240

Imation Corp.†

230

4,830

W.R. Berkley Corp.

4,190

124,904

Cree, Inc.*†

120

3,296

Everest Re Group Ltd.

1,220

122,488

Total Information Technology

3,729,744

SVB Financial Group*†

2,240

112,896

46

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Potlatch Corp.†

2,460

$

109,322

HEALTH CARE 11.6%

Cullen/Frost Bankers, Inc.†

2,150

108,919

Intuitive Surgical, Inc.*†

820

$

266,090

Wilmington Trust Corp.†

3,050

107,360

DENTSPLY International, Inc.

4,970

223,749

Federal Realty Investment Trust

1,260

103,509

Henry Schein, Inc.*

3,160

194,024

Hospitality Properties Trust†

3,070

98,915

Hologic, Inc.*†

2,630

180,523

First Community Bancorp

2,360

97,326

Invitrogen Corp.*†

1,810

169,072

Cathay General Bancorp†

3,620

95,894

Lincare Holdings, Inc.*†

3,780

132,905

First Niagara Financial Group,

Charles River Laboratories

Inc.†

7,670

92,347

International, Inc.*†

1,960

128,968

Horace Mann Educators Corp.

4,690

88,829

Techne Corp.*†

1,950

128,797

Stancorp Financial Group, Inc.

1,700

85,646

Edwards Lifesciences Corp.*†

2,790

128,312

Nationwide Health Properties,

Endo Pharmaceuticals Holdings,

Inc.†

2,730

85,640

Inc.*

4,400

117,348

Highwoods Properties, Inc.†

2,870

84,321

Steris Corp.†

4,050

116,802

Health Care REIT, Inc.†

1,740

77,761

VCA Antech, Inc.*

2,620

115,883

Raymond James Financial, Inc.

2,370

77,404

Varian, Inc.*

1,730

112,969

Jones Lang LaSalle, Inc.†

1,010

71,872

Cephalon, Inc.*†

1,530

109,793

Duke Realty Corp.†

2,750

71,720

Health Net, Inc.*

2,060

99,498

Liberty Property Trust

2,480

71,449

Covance, Inc.*

1,120

97,014

Old Republic International

Apria Healthcare Group, Inc.*

4,340

93,614

Corp.

4,540

69,961

Community Health Systems,

Alexandria Real Estate Equities,

Inc.*†

2,340

86,252

Inc.†

680

69,136

Par Pharmaceutical Cos., Inc.*

3,410

81,840

Associated Banc-Corp.

2,410

65,287

Perrigo Co.†

2,280

79,823

AmeriCredit Corp.*†

5,030

64,334

Sepracor, Inc.*

2,910

76,388

Regency Centers Corp.†

940

60,621

Hillenbrand Industries, Inc.

1,370

76,350

Realty Income Corp.†

2,160

58,363

Millennium Pharmaceuticals,

Protective Life Corp.

1,200

49,224

Inc.*†

4,880

73,102

New York Community Bancorp,

Ventana Medical Systems, Inc.*

630

54,955

Inc.†

2,700

47,466

WellCare Health Plans, Inc.*

1,170

49,620

Macerich Co.†

630

44,768

Omnicare, Inc.

2,010

45,848

BRE Properties, Inc. —

PDL BioPharma, Inc.*†

2,180

38,194

Class A†

1,090

44,178

Valeant Pharmaceuticals

Camden Property Trust†

740

35,631

International*†

2,820

33,755

The PMI Group, Inc.

2,670

35,458

Psychiatric Solutions, Inc.*†

940

30,550

Colonial BancGroup, Inc.

2,510

33,985

Beckman Coulter, Inc.

280

20,384

Webster Financial Corp.

990

31,650

Pharmaceutical Product

First American Corp.†

920

31,390

Development, Inc.†

480

19,378

Mack-Cali Realty Corp.

860

29,240

LifePoint Hospitals, Inc.*†

580

17,249

Fidelity National Financial, Inc. —

Medicis Pharmaceutical Corp. —

Class A†

2,000

29,220

Class A†

640

16,621

American Financial Group, Inc.

940

27,147

Gen-Probe, Inc.*

150

9,440

Waddell & Reed Financial, Inc. —

ResMed, Inc.*†

130

6,829

Class A†

710

25,624

Cerner Corp.*

100

5,640

City National Corp.

390

23,224

Health Management

Bank of Hawaii Corp.

420

21,479

Associates, Inc. — Class A

490

2,930

Radian Group, Inc.†

1,690

19,739

Total Health Care

3,240,509

Commerce Group, Inc.

170

6,117

CONSUMER DISCRETIONARY 11.3%

IndyMac Bancorp, Inc.†

900

5,355

BorgWarner, Inc.

3,340

161,689

FirstMerit Corp.†

200

4,002

Mohawk Industries, Inc.*†

2,170

161,448

Rayonier, Inc.

50

2,362

Advance Auto Parts, Inc.

4,120

156,519

Total Financials

3,547,317

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

47

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Service Corporation

ENERGY 8.7%

International

9,030

$

126,871

Cameron International Corp.*

4,780

$

230,062

Barnes & Noble, Inc.†

3,210

110,585

Grant Prideco, Inc.*

3,340

185,403

Ross Stores, Inc.

4,120

105,348

Pride International, Inc.*†

4,930

167,127

Belo Corp. — Class A†

6,030

105,163

Cimarex Energy Co.†

3,630

154,384

Thor Industries, Inc.†

2,690

102,247

FMC Technologies, Inc.*

2,600

147,420

AnnTaylor Stores Corp.*

3,940

100,706

Denbury Resources, Inc.*

4,940

146,965

Callaway Golf Co.†

5,700

99,351

Frontier Oil Corp.†

3,550

144,059

Dollar Tree Stores, Inc.*

3,710

96,163

Plains Exploration &

Scholastic Corp.*

2,650

92,459

Production Co.*

2,550

137,700

American Eagle Outfitters, Inc.

4,450

92,427

Southwestern Energy Co.*

2,360

131,499

American Greetings Corp. —

Patterson-UTI Energy, Inc.†

6,470

126,294

Class A†

4,370

88,711

Tidewater, Inc.†

2,270

124,532

Bob Evans Farms, Inc.

3,260

87,792

Forest Oil Corp.*

2,070

105,239

Chipotle Mexican Grill, Inc. —

Exterran Holdings, Inc.*†

1,160

94,888

Class A*†

580

85,301

Overseas Shipholding Group,

DeVry, Inc.†

1,570

81,577

Inc.†

1,100

81,873

Regis Corp.

2,650

74,094

Arch Coal, Inc.†

1,740

78,178

Warnaco Group, Inc.*

2,100

73,080

Newfield Exploration Co.*

1,410

74,307

Phillips-Van Heusen Corp.

1,890

69,665

Bill Barrett Corp.*

1,750

73,273

NVR, Inc.*†

130

68,120

Helmerich & Payne, Inc.†

1,760

70,523

Charming Shoppes, Inc.*†

11,410

61,728

Pioneer Natural Resources

CarMax, Inc.*†

3,030

59,843

Co.†

1,400

68,376

Sotheby’s Holdings, Inc. —

Superior Energy Services*

1,330

45,779

Class A†

1,560

59,436

Quicksilver Resources, Inc.*†

410

24,432

Foot Locker, Inc.

4,340

59,284

Encore Acquisition Co.*†

70

2,336

ITT Educational Services, Inc.*

680

57,984

Total Energy

2,414,649

International Speedway

MATERIALS 6.6%

Corp. — Class A

1,350

55,593

Carpenter Technology Corp.

2,090

157,105

Lear Corp.*†

1,930

53,384

Lubrizol Corp.

2,700

146,232

Career Education Corp.*

1,810

45,503

Cytec Industries, Inc.

2,110

129,934

Aeropostale, Inc.*†

1,710

45,315

Steel Dynamics, Inc.†

2,120

126,288

Gentex Corp.†

2,480

44,070

CF Industries Holdings, Inc.†

1,120

123,267

Guess?, Inc.†

1,150

43,574

Reliance Steel & Aluminum Co.

2,270

123,034

Toll Brothers, Inc.*†

2,010

40,321

Cabot Corp.

3,650

121,691

Ruby Tuesday, Inc.†

3,980

38,805

Sonoco Products Co.

3,680

120,262

Hanesbrands, Inc.*†

1,340

36,408

Albemarle Corp.†

2,870

118,387

Getty Images, Inc.*

1,160

33,640

Minerals Technologies, Inc.

1,510

101,095

O’Reilly Automotive, Inc.*

1,010

32,754

Ferro Corp.

4,010

83,127

M.D.C. Holdings, Inc.†

860

31,932

Martin Marietta Materials, Inc.†

610

80,886

Collective Brands, Inc.*

1,720

29,911

Commercial Metals Co.

2,630

77,454

CBRL Group, Inc.

880

28,503

Airgas, Inc.

1,400

72,954

Strayer Education, Inc.†

150

25,587

Cleveland-Cliffs, Inc.†

720

72,576

Lee Enterprises, Inc.

1,680

24,612

Packaging Corporation

Rent-A-Center, Inc.*†

1,690

24,539

of America

2,570

72,474

Ryland Group, Inc.†

760

20,938

Sensient Technologies Corp.

2,300

65,044

Lamar Advertising Co. —

FMC Corp.†

630

34,367

Class A†

320

15,382

Olin Corp.

400

7,732

Brinker International, Inc.

580

11,345

Chico’s FAS, Inc.*

1,210

10,926

Total Materials

1,833,909

Dick’s Sporting Goods, Inc.*

340

9,438

UTILITIES 6.2%

Petsmart, Inc.

180

4,235

MDU Resources Group, Inc.

6,730

185,815

Total Consumer Discretionary

3,144,306

Energen Corp.

2,680

172,136

Alliant Energy Corp.

4,190

170,491

48

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

NSTAR†

4,390

$

159,006

UBS Financial Services, Inc.

Sierra Pacific Resources†

9,190

156,046

issued 12/31/07 at 1.14%

Westar Energy, Inc.†

4,790

124,253

due 01/02/08

$

467,637

$

467,637

AGL Resources, Inc.

3,070

115,555

Lehman Brothers Holdings, Inc.

WGL Holdings, Inc.†

3,370

110,401

issued 12/31/07 at 1.00%

Aquila, Inc.*†

26,730

99,703

due 01/02/08

232,803

232,803

SCANA Corp.

2,230

93,994

Total Repurchase Agreements

Energy East Corp.

3,420

93,058

(Cost $1,635,714)

1,635,714

Equitable Resources, Inc.

1,570

83,650

Wisconsin Energy Corp.

1,000

48,710

SECURITIES LENDING COLLATERAL 23.9%

Black Hills Corp.

980

43,218

Investment in Securities Lending Short Term

Oneok, Inc.

780

34,921

Investment Portfolio Held by

Northeast Utilities

980

30,684

U.S. Bank (Note 8)

6,665,093

6,665,093

National Fuel Gas Co.†

250

11,670

Total Securities Lending Collateral

Hawaiian Electric Industries,

(Cost $6,665,093)

6,665,093

Inc.

280

6,376

Total Investments 117.9%

Total Utilities

1,739,687

(Cost $33,091,339)

$ 32,897,585

CONSUMER STAPLES 3.7%

Liabilities in Excess of

Church & Dwight Co., Inc.†

2,770

149,774

Other Assets – (17.9)%

$  (5,004,267)

Energizer Holdings, Inc.*

1,310

146,890

Net Assets – 100.0%

$ 27,893,318

J.M. Smucker Co.

2,750

141,460

Corn Products International,

UNREALIZED

Inc.

3,540

130,095

GAIN (LOSS)

BJ’s Wholesale Club, Inc.*

3,490

118,067

CONTRACTS

(NOTE 1)

Universal Corp.†

2,070

106,025

FUTURES CONTRACTS PURCHASED

PepsiAmericas, Inc.

2,980

99,293

March 2008 S&P MidCap 400 Index

NBTY, Inc.*

3,460

94,804

Mini Futures Contracts

Hansen Natural Corp.*†

1,140

50,491

(Aggregate Market Value

Total Consumer Staples

1,036,899

of Contracts $12,155,610)

141

$

(215,652)

TELECOMMUNICATION SERVICES 0.9%

Telephone & Data Systems, Inc.

3,470

217,222

UNITS

Cincinnati Bell, Inc.*†

5,740

27,265

Total Telecommunication Services

244,487

EQUITY INDEX SWAP AGREEMENT††

February 2008 S&P MidCap 400 Index

Total Common Stocks

Swap, Terminating 02/18/08**

(Cost $24,790,532)

24,596,778

(Notional Market Value

FACE

$5,063,637)

5,900

$

101,759

AMOUNT

REPURCHASE AGREEMENTS 5.8%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40%

due 01/02/08

$

467,637

467,637

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

467,637

467,637

*

Non-Income Producing Security.

**

Price Return based on S&P MidCap 400 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

Cash was pledged as equity index swap collateral at December 31, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

49

SCHEDULE OF INVESTMENTS

December 31, 2007

INVERSE MID-CAP STRATEGY FUND

MARKET

UNREALIZED

FACE

VALUE

GAIN

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 13.2%

FUTURES CONTRACTS SOLD SHORT

Federal Home Loan Bank*

March 2008 S&P MidCap 400 Index

4.23% due 01/03/08

$100,000

$

99,988

Mini Futures Contracts

Federal Farm Credit Bank*

(Aggregate Market Value

4.05% due 01/04/08

100,000

99,978

of Contracts $1,637,990)

19

$

30,185

Freddie Mac*

4.26% due 01/08/08

100,000

99,929

UNITS

Fannie Mae*

4.05% due 01/09/08

100,000

99,921

EQUITY INDEX SWAP AGREEMENT

Total Federal Agency Discount Notes

SOLD SHORT†

(Cost $399,816)

399,816

February 2008 S&P MidCap 400 Index

Swap, Terminating 02/18/08**

REPURCHASE AGREEMENTS 80.4%

(Notional Market Value

Repurchase Agreement (Note 5)

$1,356,548)

1,581

$

33,461

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40%

due 01/02/08

696,220

696,220

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

696,220

696,220

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

696,220

696,220

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

346,597

346,597

Total Repurchase Agreements

(Cost $2,435,257)

2,435,257

Total Investments 93.6%

(Cost $2,835,073)

$ 2,835,073

Other Assets in Excess

of Liabilities – 6.4%

$

194,143

Net Assets – 100.0%

$ 3,029,216

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Price Return based on S&P MidCap 400 Index +/- financing at a variable rate.

†

Cash was pledged as equity index swap collateral at December 31, 2007.

50

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 66.9%

j2 Global Communications, Inc.*†

250

$

5,293

FEI Co.*

210

5,214

INFORMATION TECHNOLOGY 12.2%

Entegris, Inc.*

600

5,178

Ansys, Inc.*

300

$

12,438

Macrovision Corp.*†

280

5,132

Flir Systems, Inc.*

360

11,268

Standard Microsystems Corp.*

130

5,079

Micros Systems, Inc.*†

160

11,226

Brooks Automation, Inc.*

380

5,020

Polycom, Inc.*

380

10,556

Semtech Corp.*†

320

4,966

Foundry Networks, Inc.*

590

10,337

Amkor Technology, Inc.*†

580

4,947

Equinix, Inc.*†

100

10,107

Synaptics, Inc.*

120

4,939

Sybase, Inc.*†

380

9,914

Insight Enterprises, Inc.*

270

4,925

ON Semiconductor Corp.*†

1,020

9,058

Mantech International Corp. —

Arris Group, Inc.*

898

8,963

Class A*

110

4,820

Parametric Technology Corp.*†

490

8,746

ViaSat, Inc.*

140

4,820

Anixter International, Inc.*

130

8,095

MicroStrategy, Inc. — Class A*

50

4,755

Jack Henry & Associates, Inc.

330

8,032

MTS Systems Corp.†

110

4,694

3Com Corp.*

1,710

7,729

Cabot Microelectronics Corp.*†

130

4,668

ValueClick, Inc.*

350

7,665

Ariba, Inc.*

410

4,572

Atheros Communications, Inc.*

250

7,635

SonicWALL, Inc.*

420

4,502

TIBCO Software, Inc.*†

900

7,263

Brightpoint, Inc.*

290

4,454

Informatica Corp.*

400

7,208

SPSS, Inc.*

120

4,309

RF Micro Devices, Inc.*†

1,210

6,909

Littelfuse, Inc.*

130

4,285

Concur Technologies, Inc.*

190

6,880

Blue Coat Systems, Inc.*

130

4,273

Progress Software Corp.*

200

6,736

Epicor Software Corp.*

360

4,241

Rofin-Sinar Technologies, Inc.*

140

6,735

Hutchinson Technology, Inc.*

160

4,211

Itron, Inc.*†

70

6,718

Tessera Technologies, Inc.*†

100

4,160

CACI International, Inc. — Class A*

150

6,715

Methode Electronics, Inc. —

Skyworks Solutions, Inc.*

750

6,375

Class A

250

4,110

PMC - Sierra, Inc.*

970

6,344

United Online, Inc.†

340

4,019

Euronet Worldwide, Inc.*†

210

6,300

Electro Scientific Industries, Inc.*

200

3,970

Electronics for Imaging, Inc.*†

280

6,294

THQ, Inc.*†

140

3,947

Quest Software, Inc.*

340

6,270

VistaPrint Ltd.*

90

3,857

Lawson Software, Inc.*

610

6,246

Bankrate, Inc.*†

80

3,847

SAIC, Inc.*†

310

6,237

Pericom Semiconductor Corp.*

200

3,740

Benchmark Electronics, Inc.*†

350

6,205

Novatel Wireless, Inc.*†

230

3,726

Net 1 UEPS Technologies, Inc.*†

210

6,166

Sycamore Networks, Inc.*

960

3,686

Netgear, Inc.*†

170

6,064

JDA Software Group, Inc.*

180

3,683

Technitrol, Inc.

210

6,002

EMS Technologies, Inc.*

120

3,629

Plantronics, Inc.†

230

5,980

Mattson Technology, Inc.*

420

3,595

Nuance Communications, Inc.*†

320

5,978

Microsemi Corp.*

160

3,542

Comtech Telecommunications

TheStreet.com, Inc.†

220

3,502

Corp.*

110

5,941

AMIS Holdings, Inc.*

340

3,407

Perot Systems Corp. — Class A*†

440

5,940

CMGI, Inc.*

260

3,403

SRA International, Inc. — Class A*

200

5,890

CSG Systems International, Inc.*

230

3,386

Cymer, Inc.*†

150

5,839

Immersion Corp.*†

260

3,367

Avocent Corp.*†

250

5,827

Vignette Corp.*

230

3,360

MPS Group, Inc.*†

530

5,798

Palm, Inc.†

530

3,360

Checkpoint Systems, Inc.*

220

5,716

Sigma Designs, Inc.*†

60

3,312

Zoran Corp.*

250

5,628

Formfactor, Inc.*†

100

3,310

Dycom Industries, Inc.*†

210

5,597

Sonus Networks, Inc.*†

560

3,265

ATMI, Inc.*

170

5,483

Black Box Corp.

90

3,255

Advent Software, Inc.*†

100

5,410

Excel Technology, Inc.*

120

3,252

MKS Instruments, Inc.*†

280

5,359

RealNetworks, Inc.*†

530

3,228

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

51

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

LoJack Corp.*

190

$

3,194

Manhattan Associates, Inc.*

80

$

2,109

AsiaInfo Holdings, Inc.*

290

3,190

Diodes, Inc.*†

70

2,105

CTS Corp.†

320

3,178

Trident Microsystems, Inc.*†

320

2,099

SYNNEX Corp.*

160

3,136

Harmonic, Inc.*

200

2,096

Digi International, Inc.*

220

3,122

Adaptec, Inc.*

620

2,096

Rimage Corp.*†

120

3,114

EPIQ Systems, Inc.*

120

2,089

Loral Space &

The Knot, Inc.*

130

2,072

Communications, Inc.*

90

3,083

Kulicke & Soffa Industries, Inc.*†

300

2,058

SYKES Enterprises, Inc.*

170

3,060

Intermec, Inc.*†

100

2,031

Gerber Scientific, Inc.*

280

3,024

Blackboard, Inc.*†

50

2,013

Digital River, Inc.*†

90

2,976

LivePerson, Inc.*

370

1,976

infoUSA, Inc. — Class B

330

2,947

L-1 Identity Solutions, Inc.*†

110

1,975

KEMET Corp.*

440

2,917

LoopNet, Inc.*†

140

1,967

Art Technology Group, Inc.*†

670

2,894

Blackbaud, Inc.

70

1,963

Keynote Systems, Inc.*

200

2,810

Mentor Graphics Corp.*

180

1,940

Vasco Data Security International*

100

2,792

Ness Technologies, Inc.*

210

1,938

SiRF Technology Holdings, Inc.*†

110

2,764

Gartner, Inc. — Class A*†

110

1,932

Sohu.com, Inc.*

50

2,726

MAXIMUS, Inc.

50

1,931

Quantum Corp.*

1,010

2,717

Rudolph Technologies, Inc.*†

170

1,924

iGate Corp.*

320

2,710

Greenfield Online, Inc.*

130

1,899

Cass Information Systems, Inc.

80

2,673

Ultimate Software Group, Inc.*

60

1,888

Smart Modular Technologies

Anadigics, Inc.*†

160

1,851

WWH, Inc.*

260

2,647

Marchex, Inc.†

170

1,846

Photronics, Inc.*†

210

2,619

Plexus Corp.*

70

1,838

Emulex Corp.*†

160

2,611

Ciber, Inc.*

300

1,833

Aspen Technology, Inc.*†

160

2,595

Imergent, Inc.†

170

1,800

Ultra Clean Holdings*

210

2,562

Measurement Specialties, Inc.*

80

1,768

Wright Express Corp.*†

70

2,484

DSP Group, Inc.*

140

1,708

Cogent, Inc.*

220

2,453

Avid Technology, Inc.*†

60

1,700

Micrel, Inc.

290

2,451

Wind River Systems, Inc.*†

190

1,697

TTM Technologies, Inc.*†

210

2,449

Exar Corp.*

210

1,674

Cirrus Logic, Inc.*†

460

2,429

DealerTrack Holdings, Inc.*†

50

1,674

CPI International, Inc.*

140

2,394

Chordiant Software, Inc.*

180

1,539

Hittite Microwave Corp.*†

50

2,388

Cybersource Corp.*†

80

1,422

Triquint Semiconductor, Inc.*†

360

2,387

Agilysys, Inc.

90

1,361

CNET Networks, Inc.*†

260

2,376

Omniture, Inc.*†

40

1,332

Advanced Energy Industries, Inc.*

180

2,354

Coherent, Inc.*

50

1,254

InterDigital, Inc.*

100

2,333

BearingPoint, Inc.*†

435

1,231

Radiant Systems, Inc.*

130

2,240

Cognex Corp.

60

1,209

Mastec, Inc.*†

220

2,237

OmniVision Technologies, Inc.*†

60

939

Take-Two Interactive

Rogers Corp.*

20

867

Software, Inc.*†

120

2,214

ACI Worldwide, Inc.*†

40

762

SI International, Inc.*

80

2,198

Mercadolibre, Inc.*†

10

739

Faro Technologies, Inc.*

80

2,174

Scansource, Inc.*†

20

647

Newport Corp.*†

170

2,174

CommScope, Inc.*

11

559

Extreme Networks, Inc.*

610

2,159

SAVVIS, Inc.*

20

558

Super Micro Computer, Inc.*

280

2,148

Websense, Inc.*†

30

509

Heartland Payment Systems, Inc.†

80

2,144

Daktronics, Inc.†

20

451

Cohu, Inc.

140

2,142

Sapient Corp.*

50

441

ADTRAN, Inc.†

100

2,138

Commvault Systems, Inc.*

20

424

EarthLink, Inc.*

300

2,121

Imation Corp.†

20

420

S1 Corp.*

290

2,117

Tekelec*

30

375

52

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Synchronoss Technologies, Inc.*†

10

$

354

Boston Private Financial

Applied Micro Circuits Corp.*

40

350

Holdings, Inc.†

180

$

4,874

PC Connection, Inc.*

30

341

Pacific Capital Bancorp

240

4,831

Total Information Technology

758,376

Lexington Realty Trust†

330

4,798

FINANCIALS 12.1%

Provident Financial Services, Inc.

330

4,759

Alexandria Real Estate

Umpqua Holding Corp.†

310

4,755

Equities, Inc.†

120

12,200

Horace Mann Educators Corp.

250

4,735

Nationwide Health Properties, Inc.†

350

10,979

Stifel Financial Corp.*†

90

4,731

Aspen Insurance Holdings Ltd.†

350

10,094

Extra Space Storage, Inc.†

330

4,716

Platinum Underwriters

Sterling Savings Bank

280

4,701

Holdings Ltd.†

250

8,890

Alabama National Bancorporation

60

4,669

ProAssurance Corp.*†

150

8,238

Piper Jaffray Cos., Inc.*

100

4,632

Senior Housing Properties Trust

360

8,165

Acadia Realty Trust†

180

4,610

IPC Holdings Ltd.†

270

7,795

FNB Corp.†

310

4,557

Montpelier Re Holdings Ltd.†

450

7,654

Glacier Bancorp, Inc.†

235

4,404

Waddell & Reed Financial, Inc. —

Sterling Bancshares, Inc.

380

4,241

Class A

210

7,579

National Western Life

SVB Financial Group*

150

7,560

Insurance Co. — Class A

20

4,147

Max Capital Group Ltd.†

270

7,557

Parkway Properties, Inc.

110

4,068

Apollo Investment Corp.†

440

7,502

Commerce Group, Inc.†

110

3,958

National Retail Properties, Inc.†

320

7,482

Ashford Hospitality Trust, Inc.†

550

3,954

Delphi Financial Group, Inc. —

United Community Banks, Inc.

250

3,950

Class A

200

7,056

Harleysville Group, Inc.

110

3,892

BioMed Realty Trust, Inc.†

300

6,951

Gramercy Capital Corp.†

160

3,890

Knight Capital Group, Inc. —

MFA Mortgage Investments, Inc.†

420

3,885

Class A*†

470

6,768

The Midland Co.

60

3,881

Realty Income Corp.†

250

6,755

NBT Bancorp, Inc.

170

3,879

DiamondRock Hospitality Co.†

430

6,441

Chemical Financial Corp.†

160

3,806

Phoenix Cos., Inc.

540

6,410

IBERIABANK Corp.†

80

3,740

UCBH Holdings, Inc.†

450

6,372

MCG Capital Corp.

320

3,709

Cathay General Bancorp†

240

6,358

Renasant Corp.

170

3,667

Entertainment Properties Trust†

130

6,110

National Financial Partners Corp.†

80

3,649

Strategic Hotels & Resorts, Inc.†

360

6,023

Hercules Technology Growth

First Niagara Financial Group, Inc.†

500

6,020

Capital, Inc.

290

3,602

RLI Corp.

100

5,679

FirstFed Financial Corp.*†

100

3,582

Citizens Banking Corp.†

390

5,659

Medical Properties Trust Inc.†

350

3,566

South Financial Group, Inc.†

360

5,627

Potlatch Corp.

80

3,555

Prosperity Bancshares, Inc.

190

5,584

Highwoods Properties, Inc.†

120

3,526

MB Financial Corp.

180

5,549

First Merchants Corp.

160

3,494

Odyssey Re Holdings Corp.

150

5,506

GAMCO Investors, Inc. — Class A

50

3,460

Sunstone Hotel Investors, Inc.†

300

5,487

FBL Financial Group, Inc. —

American Financial Realty Trust

680

5,454

Class A

100

3,453

International Bancshares Corp.

259

5,423

Banco Latinoamericano de

First Community Bancorp

130

5,361

Exportaciones SA

210

3,425

United Bankshares, Inc.

190

5,324

First Financial Corp.

120

3,401

Ares Capital Corp.

360

5,267

Validus Holdings Ltd.*†

130

3,377

Navigators Group, Inc.*

80

5,200

Sandy Spring Bancorp, Inc.

120

3,338

Cash America International, Inc.†

160

5,168

Presidential Life Corp.

190

3,327

Omega Healthcare Investors, Inc.

320

5,136

American Physicians Capital, Inc.†

80

3,317

Signature Bank*†

150

5,062

Texas Capital Bancshares, Inc.*

180

3,285

Digital Realty Trust, Inc.†

130

4,988

First Charter Corp.†

110

3,285

Chittenden Corp.

90

3,206

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

53

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Assured Guaranty Ltd.

120

$

3,185

Interactive Brokers Group, Inc. —

Portfolio Recovery Associates, Inc.†

80

3,174

Class A*

80

$

2,586

First Mercury Financial Corp.*

130

3,172

Arbor Realty Trust, Inc.

160

2,578

Amtrust Financial Services, Inc.†

230

3,167

Mission West Properties

270

2,568

SeaBright Insurance Holdings, Inc.*

210

3,167

Washington Real Estate

CNA Surety Corp.*

160

3,166

Investment Trust†

80

2,513

Post Properties, Inc.

90

3,161

Sierra Bancorp

100

2,489

First Bancorp Puerto Rico†

430

3,135

Anworth Mortgage Asset Corp.†

297

2,453

Zenith National Insurance Corp.†

70

3,131

Castlepoint Holdings Ltd.

200

2,400

Financial Federal Corp.†

140

3,121

United America Indemnity Ltd. —

First Industrial Realty Trust, Inc.†

90

3,114

Class A*

120

2,390

Amerisafe, Inc.*

200

3,102

Anthracite Capital, Inc.†

330

2,389

DCT Industrial Trust, Inc.

330

3,072

Columbia Banking Systems, Inc.†

80

2,378

Capital Trust, Inc. — Class A†

100

3,065

Cedar Shopping Centers, Inc.

230

2,353

Marathon Acquisition Corp.*†

390

3,034

Corus Bankshares, Inc.†

220

2,347

WSFS Financial Corp.

60

3,012

NewAlliance Bancshares, Inc.

200

2,304

LTC Properties, Inc.†

120

3,006

BRT Realty Trust†

150

2,295

FirstMerit Corp.†

150

3,001

WesBanco, Inc.

110

2,266

Prospect Capital Corp.

230

3,001

Advanta Corp.

280

2,260

Bancfirst Corp.

70

2,999

BankAtlantic Bancorp, Inc. —

AmericanWest Bancorp

170

2,997

Class A

550

2,255

Ramco-Gershenson Properties Trust

140

2,992

Triad Guaranty, Inc.*†

230

2,254

Peoples Bancorp, Inc.

120

2,987

LaSalle Hotel Properties†

70

2,233

Community Bank System, Inc.

150

2,981

National Health Investors, Inc.

80

2,232

Winthrop Realty Trust

560

2,962

Westamerica Bancorporation†

50

2,228

West Coast Bancorp

160

2,960

Hallmark Financial Services, Inc.*†

140

2,220

Central Pacific Financial Corp.

160

2,954

Corporate Office Properties

Susquehanna Bancshares, Inc.†

160

2,950

Trust SBI†

70

2,205

SWS Group, Inc.

230

2,914

Thomas Weisel Partners

United Fire & Casualty Co.

100

2,909

Group, Inc.*

160

2,197

Federal Agricultural

Deerfield Capital Corp.†

270

2,160

Mortgage Corp.

110

2,895

World Acceptance Corp.*†

80

2,158

GFI Group, Inc.*

30

2,872

Ezcorp, Inc. — Class A*

190

2,145

Berkshire Hills Bancorp, Inc.

110

2,860

Brookline Bancorp, Inc.

210

2,134

Great Southern Bancorp, Inc.

130

2,855

Bank Mutual Corp.

200

2,114

NorthStar Realty Finance Corp.†

320

2,854

Green Bankshares, Inc.

110

2,112

Sun Bancorp, Inc.*

180

2,840

Selective Insurance Group, Inc.

90

2,069

Hilb Rogal & Hobbs Co.

70

2,840

Ocwen Financial Corp.*†

370

2,050

First Bancorp

150

2,834

Resource Capital Corp.

220

2,048

JER Investors Trust, Inc.†

260

2,800

Frontier Financial Corp.†

110

2,043

PFF Bancorp, Inc.†

230

2,769

Healthcare Realty Trust, Inc.†

80

2,031

First Midwest Bancorp, Inc.†

90

2,754

Sovran Self Storage, Inc.†

50

2,005

Baldwind & Lyons, Inc. — Class B

100

2,746

Independent Bank Corp.

210

1,995

optionsXpress Holdings, Inc.†

80

2,706

Greenhill & Co., Inc.†

30

1,994

Home Properties, Inc.†

60

2,691

Midwest Banc Holdings, Inc.

160

1,987

Darwin Professional

TrustCo Bank Corp.†

200

1,984

Underwriters, Inc.*

110

2,659

Inland Real Estate Corp.†

140

1,982

Asta Funding, Inc.†

100

2,644

First State Bancorporation

140

1,946

Flagstone Reinsurance Holdings

190

2,641

Bankunited Financial Corp. —

Kohlberg Capital Corp.

220

2,640

Class A†

280

1,932

Hilltop Holdings, Inc.*

240

2,621

MarketAxess Holdings, Inc.*†

150

1,925

Community Bancorp*

150

2,606

UMB Financial Corp.†

50

1,918

54

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Tanger Factory Outlet

HEALTH CARE 10.2%

Centers, Inc.†

50

$

1,886

Hologic, Inc.*†

430

$

29,515

Security Bank Corp.†

200

1,828

BioMarin Pharmaceuticals, Inc.*

380

13,452

Preferred Bank

70

1,821

MGI Pharma, Inc.*

310

12,564

Newcastle Investment Corp.†

140

1,814

Onyx Pharmaceuticals, Inc.*

210

11,680

Hanmi Financial Corp.

210

1,810

OSI Pharmaceuticals, Inc.*

230

11,157

Trustmark Corp.†

70

1,775

Perrigo Co.†

310

10,853

FelCor Lodging Trust, Inc.†

110

1,715

Inverness Medical

Mid-America Apartment

Innovations, Inc.*†

180

10,112

Communities, Inc.†

40

1,710

Adams Respiratory

Irwin Financial Corp.†

230

1,691

Therapeutics, Inc.*

150

8,961

Argo Group International

United Therapeutics Corp.*†

90

8,788

Holdings Ltd.*

40

1,685

Varian, Inc.*†

130

8,489

Saul Centers, Inc.

30

1,603

AMERIGROUP Corp.*†

230

8,383

Royal Bancshares of Pennsylvania,

Myriad Genetics, Inc.*†

180

8,356

Inc. — Class A

140

1,540

Illumina, Inc.*†

140

8,296

Maguire Properties, Inc.†
50

1,474

Bio-Rad Laboratories, Inc. —

First Indiana Corp.

40

1,280

Class A*

80

8,290

Eastgroup Properties, Inc.†

30

1,256

Steris Corp.†

280

8,075

Franklin Bank Corp.*

290

1,250

Magellan Health Services, Inc.*

170

7,927

Enstar Group*

10

1,224

Ventana Medical Systems, Inc.*

90

7,851

Pennsylvania Real Estate

Owens & Minor, Inc.†

180

7,637

Investment Trust

40

1,187

Haemonetics Corp.*

120

7,562

Hancock Holding Co.†

30

1,146

Psychiatric Solutions, Inc.*†

230

7,475

Old National Bancorp†

70

1,047

Dionex Corp.*

90

7,457

Meadowbrook Insurance

Affymetrix, Inc.*†

320

7,405

Group, Inc.*

100

941

Alkermes, Inc.*

460

7,171

Equity Lifestyle Properties, Inc.

20

913

LifeCell Corp.*†

160

6,898

Franklin Street Properties

Alexion Pharmaceuticals, Inc.*†

90

6,753

Corp., Inc.†

60

888

Medicis Pharmaceutical Corp. —

Cousins Properties, Inc.†

40

884

Class A†

260

6,752

Employers Holdings, Inc.

50

836

Universal American Financial Corp.*

250

6,397

Equity One, Inc.†

30

691

NuVasive, Inc.*

160

6,323

Wintrust Financial Corp.†

20

663

Amedisys, Inc.*†

130

6,308

Park National Corp.†

10

645

Parexel International Corp.*

130

6,279

American Campus

Applera Corp. - Celera Group*

390

6,189

Communities, Inc.

20

537

Chemed Corp.

110

6,147

First Commonwealth

XenoPort, Inc.*†

110

6,147

Financial Corp.†

50

533

Medarex, Inc.*†

580

6,044

Simmons First National Corp.

20

530

Centene Corp.*†

220

6,037

PS Business Parks, Inc.

10

526

Meridian Bioscience, Inc.

200

6,016

KBW, Inc.*†

20

512

Eclipsys Corp.*†

230

5,821

National Penn Bancshares, Inc.†

30

454

ArthroCare Corp.*†

120

5,766

Provident Bankshares Corp.

20

428

Valeant Pharmaceuticals

Investors Bancorp, Inc.*†

30

424

International*†

480

5,746

CVB Financial Corp.†

40

414

Cubist Pharmaceuticals, Inc.*†

280

5,743

First Financial Bankshares, Inc.

10

377

Martek Biosciences Corp.*†

190

5,620

RAIT Financial Trust†

40

345

Immucor, Inc.*

160

5,438

Redwood Trust, Inc.†

10

342

American Medical Systems

Downey Financial Corp.†

10

311

Holdings, Inc.*†

370

5,350

S&T Bancorp, Inc.

10

276

inVentiv Health, Inc.*

170

5,263

Alfa Corp.

10

217

Orthofix International NV*

90

5,217

Total Financials

749,992

Align Technology, Inc.*†

310

5,171

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

55

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Omnicell, Inc.*

190

$

5,117

Emergency Medical Services

Par Pharmaceutical Cos., Inc.*

210

5,040

Corp. — Class A*†

100

$

2,928

Apria Healthcare Group, Inc.*

230

4,961

Quidel Corp.*

150

2,921

AmSurg Corp.*

180

4,871

Medical Action Industries, Inc.*†

140

2,919

Alpharma, Inc. — Class A*

240

4,836

Regeneron Pharmaceuticals, Inc.*†

120

2,898

Phase Forward, Inc.*

220

4,785

Viropharma, Inc.*†

360

2,858

Analogic Corp.

70

4,740

Dendreon Corp.*†

430

2,675

Healthways, Inc.*†

80

4,675

Zoll Medical Corp.*

100

2,672

Sun Healthcare Group, Inc.*

270

4,636

Cynosure, Inc.*†

100

2,646

Integra LifeSciences

Salix Pharmaceuticals Ltd.*†

330

2,600

Holdings Corp.*†

110

4,612

Isis Pharmaceuticals, Inc.*†

160

2,520

Healthspring, Inc.*

240

4,572

Human Genome Sciences, Inc.*†

240

2,506

Invacare Corp.†

180

4,536

Cantel Medical Corp.*

170

2,479

Kendle International, Inc.*†

90

4,403

Sunrise Senior Living, Inc.*

80

2,454

Bruker BioSciences Corp.*

330

4,389

Seattle Genetics, Inc.*†

210

2,394

PharmaNet Development

Halozyme Therapeutics, Inc.*†

330

2,346

Group, Inc.*

110

4,313

Mentor Corp.†

60

2,346

Sciele Pharma, Inc.*†

210

4,295

Cross Country Healthcare, Inc.*

160

2,278

Symmetry Medical, Inc.*

240

4,183

Geron Corp.*†

380

2,158

Conmed Corp.*†

180

4,160

PSS World Medical, Inc.*

110

2,153

AMN Healthcare Services, Inc.*

240

4,121

OraSure Technologies, Inc.*

240

2,134

Matria Healthcare, Inc.*

170

4,041

Exelixis, Inc.*

240

2,071

Res-Care, Inc.*

160

4,026

Nabi Biopharmaceuticals*†

570

2,058

Sirona Dental Systems, Inc.*†

120

4,018

Wright Medical Group, Inc.*†

70

2,042

The Trizetto Group, Inc.*†

230

3,995

West Pharmaceutical Services, Inc.

50

2,030

Air Methods Corp.*

80

3,974

KV Pharmaceutical Co.*†

70

1,998

Molina Healthcare, Inc.*†

100

3,870

Ariad Pharmaceuticals, Inc.*

450

1,913

Gentiva Health Services, Inc.*†

200

3,808

Obagi Medical Products, Inc.*

100

1,829

SurModics, Inc.*†

70

3,799

AMAG Pharmaceuticals, Inc.*†

30

1,804

Alnylam Pharmaceuticals, Inc.*†

130

3,780

CytRx Corp.*†

630

1,789

SonoSite, Inc.*†

110

3,704

Allscripts Healthcare

Datascope Corp.

100

3,640

Solutions, Inc.*

70

1,359

National Healthcare Corp.

70

3,619

Thoratec Corp.*

60

1,091

Greatbatch, Inc.*†

180

3,598

Medicines Co.*

50

958

Vital Signs, Inc.†

70

3,578

Neurocrine Biosciences, Inc.*

210

953

eResearch Technology, Inc.*

300

3,546

Auxilium Pharmaceuticals, Inc.*

30

900

Enzon Pharmaceuticals, Inc.*†

370

3,526

Incyte Corp.*

70

704

Natus Medical, Inc.*

180

3,483

Savient Pharmaceuticals, Inc.*†

30

689

Cepheid, Inc.*

130

3,426

HealthExtras, Inc.*

20

522

ICU Medical, Inc.*

95

3,421

Abaxis, Inc.*

10

359

RehabCare Group, Inc.*

150

3,384

Kindred Healthcare, Inc.*

10

250

LHC Group, Inc.*

130

3,247

Total Health Care

634,025

MWI Veterinary Supply, Inc.*

80

3,200

INDUSTRIALS 9.8%

Merit Medical Systems, Inc.*

230

3,197

FTI Consulting, Inc.*†

190

11,712

Bentley Pharmaceuticals, Inc.*†

210

3,169

Genlyte Group, Inc.*

110

10,472

Albany Molecular Research, Inc.*

220

3,164

Bucyrus International, Inc. —

Nektar Therapeutics*

470

3,154

Class A

100

9,939

Healthsouth Corp.*†

150

3,150

Herman Miller, Inc.

280

9,069

Pharmion Corp.*†

50

3,143

Waste Connections, Inc.*

280

8,652

Cypress Bioscience, Inc.*†

280

3,088

Acuity Brands, Inc.†

190

8,550

Medcath Corp.*

120

2,947

Belden, Inc.†

190

8,455

Watson Wyatt & Co. Holdings†

180

8,354

56

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Actuant Corp. — Class A

240

$

8,162

Clarcor, Inc.

110

$

4,177

Teledyne Technologies, Inc.*

150

7,999

Old Dominion Freight Line, Inc.*†

180

4,160

GrafTech International Ltd.*

450

7,987

Werner Enterprises, Inc.†

240

4,087

Deluxe Corp.

230

7,565

Nordson Corp.†

70

4,057

SkyWest, Inc.†

280

7,518

NCI Building Systems, Inc.*†

140

4,031

Barnes Group, Inc.†

220

7,346

Comfort Systerms USA, Inc.

310

3,962

Esterline Technologies Corp.*

140

7,245

Walter Industries, Inc.†

110

3,952

EMCOR Group, Inc.*

290

6,853

Interline Brands, Inc.*

180

3,944

Regal-Beloit Corp.

150

6,742

Brady Corp. — Class A†

110

3,860

Baldor Electric Co.

200

6,732

School Specialty, Inc.*

110

3,800

IKON Office Solutions, Inc.

510

6,640

Bowne & Co., Inc.

210

3,696

Triumph Group, Inc.

80

6,588

Moog, Inc. — Class A*†

80

3,665

Wabtec Corp.

190

6,544

LB Foster Co. — Class A*

70

3,621

Granite Construction, Inc.

170

6,151

Superior Essex, Inc.*

150

3,600

Applied Industrial

Valmont Industries, Inc.

40

3,565

Technologies, Inc.

210

6,094

Dollar Thrifty Automotive

United Stationers, Inc.*

120

5,545

Group, Inc.*

150

3,552

Mueller Industries, Inc.

190

5,508

Twin Disc, Inc.

50

3,538

Mueller Water Products, Inc. —

Universal Forest Products, Inc.

120

3,535

Class A†

570

5,426

TrueBlue, Inc.*

240

3,475

Perini Corp.*†

130

5,385

Chart Industries, Inc.*

110

3,399

Hexcel Corp.*

220

5,342

Gibraltar Industries, Inc.

220

3,392

Robbins & Myers, Inc.

70

5,294

AirTran Holdings, Inc.*

470

3,365

Alaska Air Group, Inc.*

210

5,252

II-VI, Inc.*

110

3,360

Kaman Corp. — Class A

140

5,153

Spherion Corp.*

460

3,349

Goodman Global, Inc.*

210

5,153

Consolidated Graphics, Inc.*

70

3,347

Simpson Manufacturing Co., Inc.†

190

5,052

Michael Baker Corp.*

80

3,288

Curtiss-Wright Corp.†

100

5,020

Navigant Consulting, Inc.*

240

3,281

Watsco, Inc.†

130

4,779

Kadant, Inc.*

110

3,264

Woodward Governor Co.†

70

4,756

Apogee Enterprises, Inc.

190

3,251

Korn/Ferry International, Inc.*

250

4,705

Integrated Electrical Services, Inc.*

170

3,194

Circor International, Inc.

100

4,636

Encore Wire Corp.†

200

3,184

Interface, Inc. — Class A†

280

4,570

Northwest Pipe Co.*

80

3,131

G & K Services, Inc. — Class A

120

4,502

AZZ, Inc.*

110

3,118

ABM Industries, Inc.

220

4,486

LSI Industries, Inc.

170

3,094

Heidrick & Struggles

Hurco Cos., Inc.*†

70

3,055

International, Inc.†

120

4,453

Ampco-Pittsburgh Corp.

80

3,050

GeoEye, Inc.*†

130

4,374

Park-Ohio Holdings Corp.*

120

3,012

Atlas Air Worldwide

PHH Corp.*

170

2,999

Holdings Co., Inc.*

80

4,338

COMSYS IT Partners, Inc.*

190

2,998

Cubic Corp.

110

4,312

Dynamex, Inc.*

110

2,977

Republic Airways Holdings, Inc.*

220

4,310

Schawk, Inc.

190

2,949

M&F Worldwide Corp.*†

80

4,308

Kforce, Inc.*

300

2,925

DynCorp International, Inc. —

CDI Corp.†

120

2,911

Class A*

160

4,301

Waste Industries USA, Inc.

80

2,904

EnPro Industries, Inc.*

140

4,291

Pinnacle Airlines Corp.*

190

2,897

UAP Holding Corp.

110

4,246

Federal Signal Corp.

250

2,805

Columbus McKinnon Corp. —

EnerSys*

110

2,746

Class A*

130

4,241

Kaydon Corp.†

50

2,727

IHS, Inc.*

70

4,239

Hardinge, Inc.

160

2,685

A.O. Smith Corp.

120

4,206

Pacer International, Inc.

180

2,628

Rush Enterprises, Inc. — Class A*

230

4,181

Standex International Corp.

150

2,617

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

57

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Mine Safety Appliances Co.†

50

$

2,594

Healthcare Services Group†

40

$

847

Tredegar Corp.

160

2,573

ACCO Brands Corp.*†

50

802

Celadon Group, Inc.*†

280

2,565

Heartland Express, Inc.†

50

709

American Reprographics Co.*†

150

2,472

Lindsay Manufacturing Co.†

10

707

Orbital Sciences Corp.*†

100

2,452

Amerco, Inc.*

10

657

Huron Consulting Group, Inc.*

30

2,419

Force Protection, Inc.*†

140

655

Arkansas Best Corp.†

110

2,413

American Commercial Lines, Inc.*†

40

650

ESCO Technologies, Inc.*†

60

2,396

Titan International, Inc.

20

625

Preformed Line Products Co.†

40

2,380

Dynamic Materials Corp.

10

589

Energy Conversion Devices, Inc.*†

70

2,356

Rollins, Inc.

30

576

Ceradyne, Inc.*

50

2,347

Clean Harbors, Inc.*†

10

517

Pike Electric Corp.*

140

2,346

Layne Christensen Co.*

10

492

Barrett Business Services, Inc.

130

2,341

Gencorp, Inc.*†

40

466

Ennis Inc.

130

2,340

Tennant Co.†

10

443

Blount International, Inc.*

190

2,339

RBC Bearings, Inc.*†

10

435

Kenexa Corp. — Class A*

120

2,330

FuelCell Energy, Inc.*†

40

397

Cascade Corp.

50

2,323

Franklin Electric Co., Inc.

10

383

AAR Corp.*

60

2,282

Astec Industries, Inc.*

10

372

TransDigm Group, Inc.*

50

2,259

Mobile Mini, Inc.*

20

371

Evergreen Solar, Inc.*†

130

2,245

Viad Corp.

10

316

Geo Group, Inc.*†

80

2,240

Administaff, Inc.

10

283

Kelly Services, Inc.

120

2,239

Total Industrials

605,006

Heico Corp.†

40

2,179

CONSUMER DISCRETIONARY 9.3%

Taser International, Inc.*†

150

2,159

Priceline.com, Inc.*†

140

16,080

Eagle Bulk Shipping, Inc.†

80

2,124

DeVry, Inc.†

230

11,951

Wabash National Corp.†

270

2,076

Chipotle Mexican Grill, Inc.*

90

11,074

Aecom Technology Corp.*

70

2,000

Bally Technologies Inc.*

220

10,938

NACCO Industries, Inc. — Class A

20

1,994

Sotheby’s Holdings, Inc. —

Courier Corp.

60

1,981

Class A†

270

10,287

Knoll, Inc.

120

1,972

Lear Corp.*†

320

8,851

Tetra Tech, Inc.*†

90

1,935

Aeropostale, Inc.*†

330

8,745

Genesee & Wyoming, Inc. —

J. Crew Group, Inc.*†

170

8,196

Class A*

80

1,934

Tempur-Pedic International, Inc.†

310

8,051

Advisory Board Co.*

30

1,926

Fossil, Inc.*†

190

7,976

Griffon Corp.*†

150

1,868

Polaris Industries, Inc.†

160

7,643

JetBlue Airways Corp.*†

290

1,711

Jack in the Box, Inc.*

280

7,216

Genco Shipping & Trading Ltd.

30

1,643

Belo Corp. — Class A†

400

6,976

Briggs & Stratton Corp.†

70

1,586

WMS Industries, Inc.*†

190

6,962

Middleby Corp.*†

20

1,532

Warnaco Group, Inc.*

200

6,960

Albany International Corp. —

Strayer Education, Inc.

40

6,823

Class A

40

1,484

Men’s Wearhouse, Inc.†

240

6,475

American Superconductor Corp.*†

50

1,367

Wolverine World Wide, Inc.

260

6,375

HUB Group, Inc. — Class A*†

50

1,329

Regis Corp.

220

6,151

Cenveo, Inc.*†

70

1,223

Interactive Data Corp.

180

5,942

Midwest Air Group, Inc.*

80

1,184

Callaway Golf Co.

330

5,752

CoStar Group, Inc.*

20

945

Collective Brands, Inc.*

330

5,739

Forward Air Corp.†

30

935

Gemstar-TV Guide

Ameron International Corp.

10

922

International, Inc.*†

1,190

5,664

Resources Connection, Inc.

50

908

Scholastic Corp.*

160

5,582

Watts Industries, Inc. — Class A†

30

894

American Greetings Corp. —

Knight Transportation, Inc.†

60

889

Class A†

270

5,481

Teletech Holdings, Inc.*

40

851

58

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Cooper Tire & Rubber Co.

330

$

5,471

Fisher Communications, Inc.*

82

$

3,113

LKQ Corp.*†

260

5,465

Systemax, Inc.†

150

3,048

Rent-A-Center, Inc.*†

360

5,227

Movado Group, Inc.

120

3,035

Iconix Brand Group, Inc.*

260

5,112

Russ Berrie & Co., Inc.*

180

2,945

Bob Evans Farms, Inc.

180

4,847

CSS Industries, Inc.

80

2,936

Bright Horizons Family

Avatar Holdings, Inc.*†

70

2,927

Solutions, Inc.*†

140

4,836

Group 1 Automotive, Inc.†

120

2,850

Jackson Hewitt Tax Service, Inc.

150

4,762

Monaco Coach Corp.

320

2,842

Stewart Enterprises, Inc. —

Hooker Furniture Corp.†

140

2,814

Class A†

530

4,717

Matthews International Corp. —

American Axle & Manufacturing

Class A

60

2,812

Holdings, Inc.†

250

4,655

Steinway Musical Instruments

100

2,757

Deckers Outdoor Corp.*

30

4,652

Weyco Group, Inc.

100

2,750

Tupperware Brands Corp.†

140

4,624

Entravision Communications

Ethan Allen Interiors, Inc.†

160

4,560

Corp. — Class A*

350

2,740

Zale Corp.*†

280

4,497

Ruby Tuesday, Inc.†

280

2,730

Steiner Leisure Ltd.*†

100

4,416

FTD Group, Inc.

210

2,705

Lee Enterprises, Inc.

290

4,248

Marvel Entertainment, Inc.*

100

2,671

CEC Entertainment, Inc.*†

160

4,154

G-III Apparel Group Ltd.*

180

2,659

DG FastChannel, Inc.*

160

4,102

Build-A-Bear Workshop, Inc.*†

190

2,650

Aftermarket Technology Corp.*

150

4,089

Genesco, Inc.*†

70

2,646

Jakks Pacific, Inc.*

170

4,014

Modine Manufacturing Co.

160

2,642

Stage Stores, Inc.†

270

3,996

Pinnacle Entertainment, Inc.*†

110

2,592

Jos. A. Bank Clothiers, Inc.*†

140

3,983

Sealy Corp.†

230

2,574

Columbia Sportswear Co.†

90

3,968

Conn’s, Inc.*†

150

2,566

Brown Shoe Co., Inc.†

260

3,944

Exide Technologies*†

320

2,560

Blockbuster, Inc. — Class A*†

1,000

3,900

Amerigon, Inc.*

120

2,537

Dress Barn, Inc.*

310

3,878

Furniture Brands International, Inc.†

250

2,515

Pre-Paid Legal Services, Inc.*†

70

3,874

INVESTools, Inc.*

140

2,484

Champion Enterprises, Inc.*†

410

3,862

Global Sources Ltd.*

88

2,483

Unifirst Corp.

100

3,800

Charter Communications, Inc. —

Helen of Troy Ltd.*

220

3,771

Class A*

2,120

2,480

Cato Corp. — Class A†

240

3,758

Corinthian Colleges, Inc.*†

160

2,464

Valassis Communications, Inc.*†

320

3,741

Perry Ellis International, Inc.*

160

2,461

Blyth, Inc.

170

3,730

PEP Boys-Manny Moe & Jack†

210

2,411

Sonic Automotive, Inc.

190

3,678

Sonic Corp.*†

110

2,409

RC2 Corp.*

130

3,649

Netflix, Inc.*†

90

2,396

Media General, Inc.†

170

3,612

Hayes Lemmerz International, Inc.*

520

2,376

Drew Industries, Inc.*

130

3,562

Multimedia Games, Inc.*†

280

2,335

Red Robin Gourmet Burgers, Inc.*

110

3,519

Morningstar, Inc.*

30

2,333

Life Time Fitness, Inc.*†

70

3,478

Kellwood Co.

140

2,330

Speedway Motorsports, Inc.†

110

3,419

Ambassadors Group, Inc.

120

2,197

Charming Shoppes, Inc.*†

630

3,408

Premier Exhibitions, Inc.*†

200

2,188

Lin TV Corp. — Class A*

280

3,408

AFC Enterprises, Inc.*

190

2,151

Universal Electronics, Inc.*

100

3,344

Journal Communications, Inc. —

Skechers U.S.A., Inc. — Class A*

170

3,317

Class A†

240

2,146

Buckle, Inc.

100

3,300

Tenneco, Inc.*

80

2,086

Maidenform Brands, Inc.*

240

3,247

World Wrestling Entertainment, Inc.

140

2,066

Gaylord Entertainment Co.*†

80

3,238

Cox Radio Inc. — Class A*

170

2,066

Vail Resorts, Inc.*

60

3,229

Fred’s, Inc.†

210

2,022

Core-Mark Holding Co., Inc.*

110

3,159

Steven Madden, Ltd.*

100

2,000

Monro Muffler Brake, Inc.

160

3,118

NexCen Brands, Inc.*

410

1,984

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

59

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Quiksilver, Inc.*

230

$

1,973

ENERGY 4.6%

Asbury Automotive Group, Inc.

130

1,957

Exterran Holdings, Inc.*

170

$

13,906

Denny’s Corp.*

520

1,950

Atwood Oceanics, Inc.*†

110

11,026

O’Charleys, Inc.

130

1,947

Whiting Petroleum Corp.*

170

9,802

CBRL Group, Inc.

60

1,943

Alpha Natural Resources, Inc.*

280

9,094

Citadel Broadcasting Corp.†

940

1,936

Mariner Energy, Inc.*†

370

8,466

Triarc Cos., Inc. — Class B

220

1,927

Hercules Offshore*†

350

8,323

Monarch Casino & Resort, Inc.*†

80

1,926

Berry Petroleum Co. — Class A†

180

8,001

Winnebago Industries, Inc.†

90

1,892

W-H Energy Services, Inc.*†

140

7,869

Bluegreen Corp.*†

260

1,869

Oil States International, Inc.*†

220

7,506

Buffalo Wild Wings, Inc.*

80

1,858

PetroHawk Energy Corp.*†

430

7,443

Gymboree Corp.*

60

1,828

Comstock Resources, Inc.*

210

7,140

Benihana, Inc.*

140

1,785

Swift Energy Co.*†

150

6,604

Under Armour, Inc.*†

40

1,747

Stone Energy Corp.*

140

6,567

Carter’s, Inc.*

90

1,742

ION Geophysical Corp.*†

360

5,681

Big 5 Sporting Goods Corp.

120

1,730

Bristow Group, Inc.*

100

5,665

Jo-Ann Stores, Inc.*†

130

1,700

GulfMark Offshore, Inc.*

120

5,615

Marcus Corp.†

110

1,700

NATCO Group, Inc.*†

100

5,415

DSW, Inc.*†

90

1,688

USEC, Inc.*†

580

5,220

Arbitron, Inc.†

40

1,663

Lufkin Industries, Inc.

90

5,156

Jamba, Inc.*†

440

1,628

Rosetta Resources, Inc.*†

260

5,156

Beazer Homes USA, Inc.†

210

1,560

Grey Wolf, Inc.*†

960

5,117

Live Nation, Inc.*†

100

1,452

Basic Energy Services, Inc.*†

230

5,048

CKX, Inc.*

120

1,440

EXCO Resources, Inc.*

310

4,799

Spartan Motors, Inc.†

180

1,375

Golar LNG Ltd.†

210

4,645

Pacific Sunwear of California, Inc.*†

90

1,270

Complete Production

National CineMedia, Inc.

50

1,261

Services, Inc.*†

250

4,492

CSK Auto Corp.*†

220

1,102

CARBO Ceramics, Inc.†

120

4,464

Riviera Holdings Corp.*

30

924

Parker Drilling Co.*

580

4,379

Sally Beauty Holdings, Inc.*†

100

905

Petroleum Development Corp.*†

70

4,139

Tween Brands, Inc.*†

30

794

Concho Resources, Inc.*

190

3,916

Salem Communications Corp. —

Encore Acquisition Co.*†

110

3,671

Class A

120

791

International Coal Group, Inc.*†

660

3,538

Aaron Rents, Inc.†

40

770

Bois d’Arc Energy, Inc.*

170

3,374

Timberland Co. — Class A*

40

723

Uranium Resources, Inc.*†

270

3,370

Cumulus Media, Inc. — Class A*†

87

699

Bronco Drilling Co., Inc.*

220

3,267

Blue Nile, Inc.*†

10

681

Pioneer Drilling Co.*

260

3,089

CKE Restaurants, Inc.

50

660

Matrix Service Co.*

140

3,055

Capella Education Co.*

10

655

Penn Virginia Corp.†

70

3,054

ArvinMeritor, Inc.†

50

587

Delek US Holdings, Inc.

150

3,034

TiVo, Inc.*

70

584

Union Drilling, Inc.*

190

2,996

Coinstar, Inc.*

20

563

Alon USA Energy, Inc.†

110

2,990

P.F. Chang’s China Bistro, Inc.*†

20

457

Trico Marine Services, Inc.*†

80

2,962

Hibbett Sports Inc.*†

20

400

Pacific Ethanol, Inc.*†

360

2,956

IHOP Corp.†

10

366

Allis-Chalmers Energy, Inc.*†

200

2,950

Texas Roadhouse, Inc.*†

30

332

T-3 Energy Services, Inc. —

Borders Group, Inc.†

30

320

Class A*

60

2,821

Ameristar Casinos, Inc.†

10

275

Aventine Renewable Energy

Total Consumer Discretionary

575,047

Holdings, Inc.*

220

2,807

Dril-Quip, Inc.*

50

2,783

Contango Oil & Gas Co.*

50

2,544

Newpark Resources, Inc.*

460

2,507

60

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Arena Resources, Inc.*†

60

$

2,503

Century Aluminum Co.*†

60

$

3,236

Harvest Natural Resources, Inc.*

200

2,500

Calgon Carbon Corp.*†

200

3,178

Atlas America, Inc.

40

2,367

Olympic Steel, Inc.

100

3,171

Willbros Group, Inc.*

60

2,297

PolyOne Corp.*

480

3,158

Warren Resources, Inc.*

160

2,261

Universal Stainless & Alloy*

80

2,846

Crosstex Energy, Inc.†

60

2,234

A. Schulman, Inc.

130

2,801

Carrizo Oil & Gas, Inc.*

40

2,190

Coeur d’Alene Mines Corp.*†

520

2,569

Knightsbridge Tankers Ltd.†

90

2,173

Headwaters, Inc.*†

200

2,348

Callon Petroleum Co.*

130

2,139

Spartech Corp.†

160

2,256

Bill Barrett Corp.*

50

2,094

NewMarket Corp.

40

2,228

World Fuel Services Corp.

70

2,032

Koppers Holdings, Inc.

50

2,162

Energy Partners Ltd.*

160

1,890

Silgan Holdings, Inc.

40

2,078

Double Hull Tankers, Inc.†

150

1,836

Wausau Paper Corp.

230

2,068

Delta Petroleum Corp.*†

90

1,697

Innospec, Inc.

120

2,059

ATP Oil & Gas Corp.*†

30

1,516

Compass Minerals

Oilsands Quest, Inc.*†

370

1,510

International, Inc.

50

2,050

Hornbeck Offshore Services, Inc.*

30

1,349

GenTek, Inc.*

70

2,049

Nordic American Tanker Shipping†

40

1,313

Horsehead Holding Corp.*

120

2,036

Ship Finance International Ltd.†

20

554

Minerals Technologies, Inc.

30

2,008

General Maritime Corp.

20

489

AbitibiBowater, Inc.†

90

1,855

Parallel Petroleum Corp.*†

20

353

Metal Management, Inc.

40

1,821

BPZ Resources, Inc.*

30

335

Myers Industries, Inc.†

90

1,302

Total Energy

286,054

Zoltek Cos., Inc.*†

30

1,286

MATERIALS 3.7%

Arch Chemicals, Inc.

30

1,103

CF Industries Holdings, Inc.†

200

22,012

Amcol International Corp.

30

1,081

Terra Industries, Inc.*†

350

16,716

Apex Silver Mines Ltd.*†

60

914

AptarGroup, Inc.†

270

11,046

Haynes International, Inc.*

10

695

Hercules, Inc.†

480

9,288

Flotek Industries, Inc.*

10

360

Greif, Inc. — Class A

140

9,152

Royal Gold, Inc.†

10

305

Quanex Corp.†

160

8,304

Total Materials

231,731

OM Group, Inc.*

130

7,480

UTILITIES 2.0%

Schnitzer Steel Industries, Inc. —

Nicor, Inc.†

190

8,046

Class A†

100

6,913

Cleco Corp.†

270

7,506

Olin Corp.

340

6,572

Black Hills Corp.

170

7,497

Sensient Technologies Corp.

230

6,504

WGL Holdings, Inc.†

220

7,207

H.B. Fuller Co.†

280

6,286

New Jersey Resources Corp.

130

6,503

Rockwood Holdings, Inc.*†

180

5,980

Aquila, Inc.*†

1,740

6,490

Worthington Industries, Inc.

320

5,722

Northwest Natural Gas Co.†

130

6,326

Kaiser Aluminum Corp.†

70

5,564

Southwest Gas Corp.

210

6,252

Hecla Mining Co.*†

580

5,423

Westar Energy, Inc.†

240

6,226

Rock-Tenn Co. — Class A

190

4,828

El Paso Electric Co.*

230

5,881

Ferro Corp.

230

4,768

ITC Holdings Corp.

100

5,642

Glatfelter

280

4,287

NorthWestern Corp.

190

5,605

Texas Industries, Inc.†

60

4,206

South Jersey Industries, Inc.

150

5,413

Brush Engineered Materials, Inc.*

110

4,072

Portland General Electric Co.

180

5,000

LSB Industries, Inc.*†

140

3,951

Laclede Group, Inc.

130

4,451

W.R. Grace & Co.*†

150

3,927

Piedmont Natural Gas Co.†

160

4,186

Buckeye Technologies, Inc.*

280

3,500

PNM Resources, Inc.†

160

3,432

Neenah Paper, Inc.

120

3,498

Central Vermont Public

RTI International Metals, Inc.*†

50

3,446

Service Corp.†

100

3,084

A.M. Castle & Co.†

120

3,263

Consolidated Water Co., Inc.†

120

3,023

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

61

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

IDACORP, Inc.†

80

$

2,818

Vector Group Ltd.

20

$

401

Unisource Energy Corp.

70

2,209

Great Atlantic & Pacific Tea Co.*†

10

313

Empire District Electric Co.†

90

2,050

Pantry, Inc.*

10

261

Allete, Inc.†

50

1,979

Total Consumer Staples

118,541

American States Water Co.

50

1,884

TELECOMMUNICATION SERVICES 1.1%

Avista Corp.

70

1,508

Time Warner Telecom, Inc. —

Otter Tail Power Co.†

40

1,384

Class A*†

370

7,507

UIL Holding Corp.†

20

739

Golden Telecom, Inc.*†

70

7,066

Ormat Technologies, Inc.†

10

550

Cogent Communications

CH Energy Group, Inc.

10

445

Group, Inc.*†

250

5,927

California Water Service Group

10

370

Cincinnati Bell, Inc.*†

1,220

5,795

Mge Energy, Inc.

10

355

Premiere Global Services, Inc.*

350

5,197

Total Utilities

124,061

NTELOS Holdings Corp.

170

5,047

CONSUMER STAPLES 1.9%

Shenandoah

Flowers Foods, Inc.†

330

7,725

Telecommunications Co.

160

3,837

Casey’s General Stores, Inc.

240

7,106

Iowa Telecommunications

Universal Corp.†

130

6,659

Services, Inc.

230

3,740

Ruddick Corp.†

190

6,587

Syniverse Holdings, Inc.*

230

3,583

Pilgrim’s Pride Corp.†

210

6,079

USA Mobility, Inc.*

230

3,289

Fresh Del Monte Produce, Inc.*

160

5,373

Alaska Communications

Performance Food Group Co.*†

190

5,105

Systems Group, Inc.

210

3,150

Darling International, Inc.*

410

4,740

Atlantic Tele-Network, Inc.

90

3,040

Central European

General Communication, Inc. —

Distribution Corp.*†

80

4,646

Class A*

270

2,363

TreeHouse Foods, Inc.*

190

4,368

Rural Cellular Corp. — Class A*

40

1,764

WD-40 Co.

110

4,177

Fairpoint Communications, Inc.†

130

1,693

Sanderson Farms, Inc.†

120

4,054

Cbeyond, Inc.*

30

1,170

Winn-Dixie Stores, Inc.*†

230

3,880

North Pittsburgh Systems, Inc.

50

1,135

Nash Finch Co.†

100

3,528

PAETEC Holding Corp.*†

60

585

Elizabeth Arden, Inc.*

170

3,459

Global Crossing*

20

441

Longs Drug Stores Corp.

70

3,290

Total Telecommunication Services

66,329

Cal-Maine Foods, Inc.

120

3,184

Total Common Stocks

Arden Group, Inc.

20

3,094

(Cost $4,137,981)

4,149,162

Ralcorp Holdings, Inc.*

50

3,040

American Oriental

FACE

Bioengineering, Inc.*

270

2,992

AMOUNT

Central Garden and Pet Co. —

REPURCHASE AGREEMENTS 29.8%

Class A*†

520

2,787

Repurchase Agreement (Note 5)

Imperial Sugar Co., Inc.†

140

2,628

Mizuho Financial Group, Inc.

Village Super Market

50

2,545

issued 12/31/07 at 1.40%

Farmer Brothers Co.

110

2,529

due 01/02/08

$ 528,638

528,638

Chattem, Inc.*

30

2,266

Morgan Stanley

Hain Celestial Group, Inc.*†

70

2,240

issued 12/31/07

United Natural Foods, Inc.*†

70

2,220

at 1.20% due 01/02/08

528,638

528,638

Alliance One International, Inc.*

500

2,035

UBS Financial Services, Inc.

Reddy Ice Holdings, Inc.†

70

1,772

issued 12/31/07 at 1.14%

Tootsie Roll Industries, Inc.†

30

823

due 01/02/08

528,638

528,638

Lancaster Colony Corp.

20

794

Lehman Brothers Holdings, Inc.

Chiquita Brands

issued 12/31/07 at 1.00%

International, Inc.*†

40

736

due 01/02/08

263,171

263,171

Nu Skin Enterprises, Inc.

40

657

Total Repurchase Agreements

Andersons, Inc.†

10

448

(Cost $1,849,085)

1,849,085

62

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

SECURITIES LENDING COLLATERAL 20.4%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$1,267,411

$

1,267,411

Total Securities Lending Collateral

(Cost $1,267,411)

1,267,411

Total Investments 117.1%

(Cost $7,254,477)

$  7,265,658

Liabilities in Excess of

Other Assets – (17.1)%

$ (1,061,054)

Net Assets – 100.0%

$   6,204,604

UNREALIZED

GAIN (LOSS)

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

March 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $6,699,000)

87

$

35,641

UNITS

EQUITY INDEX SWAP AGREEMENTS††

February 2008 Russell 2000 Index

Swap, Terminating 02/18/08**

(Notional Market Value

$353,178)

461

$

4,362

March 2008 Russell 2000 Index

Swap, Terminating 03/28/08**

(Notional Market Value

$1,207,018)

1,576

(9,849)

(Total Notional Market

Value $1,560,196)

$

(5,487)

*

Non-Income Producing Security.

**

Price Return based on Russell 2000 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

Cash was pledged as equity Index swap collateral at December 31, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

63

SCHEDULE OF INVESTMENTS

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 65.3%

Zoran Corp.*†

860

$

19,359

ATMI, Inc.*

590

19,027

INFORMATION TECHNOLOGY 11.9%

Dycom Industries, Inc.*†

710

18,921

Ansys, Inc.*†

1,050

$

43,533

j2 Global

Flir Systems, Inc.*

1,250

39,125

Communications, Inc.*†

870

18,418

Micros Systems, Inc.*†

550

38,588

MKS Instruments, Inc.*†

950

18,183

Polycom, Inc.*

1,300

36,114

Advent Software, Inc.*†

330

17,853

Foundry Networks, Inc.*†

2,020

35,390

Macrovision Corp.*†

970

17,780

Sybase, Inc.*†

1,300

33,917

Entegris, Inc.*

2,060

17,778

Equinix, Inc.*†

330

33,353

FEI Co.*

710

17,629

ON Semiconductor Corp.*†

3,510

31,169

Standard Microsystems Corp.*

450

17,581

Arris Group, Inc.*

3,067

30,611

Brooks Automation, Inc.*

1,310

17,305

Parametric Technology Corp.*†

1,680

29,988

Synaptics, Inc.*†

420

17,287

Anixter International, Inc.*

460

28,644

Semtech Corp.*†

1,110

17,227

Jack Henry & Associates, Inc.

1,150

27,991

Amkor Technology, Inc.*†

1,990

16,975

3Com Corp.*

5,890

26,623

Insight Enterprises, Inc.*

930

16,963

ValueClick, Inc.*

1,200

26,280

ViaSat, Inc.*

490

16,871

Atheros Communications, Inc.*

850

25,959

Mantech International

TIBCO Software, Inc.*†

3,090

24,936

Corp. — Class A*

380

16,652

Informatica Corp.*

1,380

24,868

Cabot Microelectronics Corp.*

460

16,519

Rofin-Sinar Technologies, Inc.*

500

24,055

Ariba, Inc.*

1,400

15,610

Itron, Inc.*†

250

23,992

SonicWALL, Inc.*

1,440

15,437

RF Micro Devices, Inc.*†

4,150

23,696

MTS Systems Corp.†

360

15,361

Concur Technologies, Inc.*

640

23,174

MicroStrategy, Inc. — Class A*

160

15,216

Progress Software Corp.*

680

22,902

Brightpoint, Inc.*

990

15,206

CACI International, Inc. —

Littelfuse, Inc.*

460

15,162

Class A*

500

22,385

Tessera Technologies, Inc.*†

360

14,976

Skyworks Solutions, Inc.*

2,580

21,930

Blue Coat Systems, Inc.*

450

14,791

Euronet Worldwide, Inc.*†

730

21,900

Epicor Software Corp.*

1,250

14,725

PMC - Sierra, Inc.*

3,330

21,778

Hutchinson Technology, Inc.*

550

14,476

SAIC, Inc.*†

1,080

21,730

SPSS, Inc.*

400

14,364

Quest Software, Inc.*

1,170

21,575

Methode Electronics, Inc. —

Lawson Software, Inc.*

2,100

21,504

Class A

870

14,303

Benchmark Electronics, Inc.*†

1,210

21,453

United Online, Inc.†

1,180

13,948

Netgear, Inc.*†

600

21,402

THQ, Inc.*

480

13,531

Electronics for Imaging, Inc.*†

950

21,356

Electro Scientific

Comtech

Industries, Inc.*

680

13,498

Telecommunications Corp.*

390

21,064

VistaPrint Ltd.*

310

13,283

Net 1 UEPS

Bankrate, Inc.*†

270

12,984

Technologies, Inc.*†

710

20,846

Pericom Semiconductor Corp.*

690

12,903

Plantronics, Inc.†

800

20,800

JDA Software Group, Inc.*

630

12,890

Cymer, Inc.*†

530

20,633

Novatel Wireless, Inc.*†

780

12,636

SRA International, Inc. —

Sycamore Networks, Inc.*

3,290

12,634

Class A*

700

20,615

Mattson Technology, Inc.*

1,440

12,326

Technitrol, Inc.

720

20,578

TheStreet.com, Inc.†

760

12,099

Nuance

EMS Technologies, Inc.*

400

12,096

Communications, Inc.*†

1,100

20,548

Microsemi Corp.*

540

11,956

Perot Systems Corp. —

CMGI, Inc.*

910

11,912

Class A*

1,500

20,250

AMIS Holdings, Inc.*

1,180

11,824

Avocent Corp.*†

850

19,813

Palm, Inc.†

1,840

11,666

MPS Group, Inc.*†

1,810

19,801

Immersion Corp.*†

900

11,655

Checkpoint Systems, Inc.*

750

19,485

64

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

CSG Systems

Mastec, Inc.*†

740

$

7,526

International, Inc.*

780

$

11,482

Diodes, Inc.*

250

7,517

Vignette Corp.*

780

11,396

Cohu, Inc.

490

7,497

Formfactor, Inc.*†

340

11,254

Extreme Networks, Inc.*

2,110

7,469

Sonus Networks, Inc.*†

1,910

11,135

SI International, Inc.*

270

7,417

Sigma Designs, Inc.*†

200

11,040

Take-Two Interactive

RealNetworks, Inc.*†

1,810

11,023

Software, Inc.*†

400

7,380

AsiaInfo Holdings, Inc.*

1,000

11,000

Faro Technologies, Inc.*

270

7,339

Loral Space &

EPIQ Systems, Inc.*

420

7,312

Communications, Inc.*

320

10,960

Super Micro Computer, Inc.*

950

7,286

Excel Technology, Inc.*

400

10,840

Harmonic, Inc.*

690

7,231

CTS Corp.†

1,090

10,824

Trident Microsystems, Inc.*†

1,100

7,216

Digi International, Inc.*

760

10,784

EarthLink, Inc.*

1,020

7,211

LoJack Corp.*

640

10,758

Adaptec, Inc.*

2,130

7,199

Gerber Scientific, Inc.*

980

10,584

S1 Corp.*

980

7,154

SYNNEX Corp.*

540

10,584

Intermec, Inc.*†

350

7,109

Black Box Corp.

290

10,489

Kulicke & Soffa

SYKES Enterprises, Inc.*

580

10,440

Industries, Inc.*†

1,030

7,066

Rimage Corp.*†

400

10,380

ADTRAN, Inc.†

330

7,055

infoUSA, Inc. — Class B

1,150

10,269

Heartland Payment

KEMET Corp.*

1,500

9,945

Systems, Inc.†

260

6,968

Art Technology Group, Inc.*†

2,290

9,893

MAXIMUS, Inc.

180

6,950

Sohu.com, Inc.*

180

9,814

Ultimate Software Group, Inc.*

220

6,923

Keynote Systems, Inc.*

690

9,694

The Knot, Inc.*

430

6,854

Digital River, Inc.*†

290

9,590

Manhattan Associates, Inc.*

260

6,854

SiRF Technology

Blackboard, Inc.*†

170

6,843

Holdings, Inc.*†

380

9,549

Plexus Corp.*

260

6,828

Vasco Data Security

LivePerson, Inc.*

1,270

6,782

International*

340

9,493

LoopNet, Inc.*†

480

6,744

Quantum Corp.*

3,470

9,334

Ness Technologies, Inc.*

730

6,738

iGate Corp.*

1,090

9,232

Greenfield Online, Inc.*

460

6,721

Photronics, Inc.*†

740

9,228

L-1 Identity Solutions, Inc.*†

370

6,642

Aspen Technology, Inc.*

560

9,083

Mentor Graphics Corp.*

610

6,576

Smart Modular Technologies

Rudolph Technologies, Inc.*†

580

6,566

WWH, Inc.*

890

9,060

Marchex, Inc.†

600

6,516

Ultra Clean Holdings*

740

9,028

Anadigics, Inc.*†

560

6,479

Cass Information Systems, Inc.

270

9,021

Blackbaud, Inc.

230

6,449

Wright Express Corp.*

250

8,872

DealerTrack Holdings, Inc.*†

190

6,359

Emulex Corp.*†

540

8,813

Imergent, Inc.†

600

6,354

TTM Technologies, Inc.*†

740

8,628

Gartner, Inc. — Class A*†

360

6,322

CPI International, Inc.*

500

8,550

Ciber, Inc.*

1,020

6,232

Micrel, Inc.

990

8,365

DSP Group, Inc.*

490

5,978

CNET Networks, Inc.*†

910

8,317

Measurement Specialties, Inc.*

270

5,967

Cirrus Logic, Inc.*†

1,570

8,290

Exar Corp.*

740

5,898

Triquint Semiconductor, Inc.*†

1,250

8,287

Wind River Systems, Inc.*†

660

5,894

Cogent, Inc.*

740

8,251

Avid Technology, Inc.*†

200

5,668

Advanced Energy

Chordiant Software, Inc.*

630

5,387

Industries, Inc.*

610

7,979

Cybersource Corp.*†

280

4,976

InterDigital, Inc.*

340

7,932

Omniture, Inc.*†

140

4,661

Radiant Systems, Inc.*

450

7,753

Agilysys, Inc.

290

4,385

Hittite Microwave Corp.*†

160

7,642

BearingPoint, Inc.*†

1,520

4,302

Newport Corp.*†

590

7,546

Cognex Corp.

210

4,232

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

65

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Coherent, Inc.*

160

$

4,011

First Niagara Financial

Rogers Corp.*

80

3,470

Group, Inc.†

1,740

$

20,950

OmniVision

Strategic Hotels &

Technologies, Inc.*†

200

3,130

Resorts, Inc.†

1,220

20,411

Mercadolibre, Inc.*†

40

2,955

RLI Corp.

350

19,876

Scansource, Inc.*†

80

2,588

MB Financial Corp.

630

19,423

ACI Worldwide, Inc.*†

120

2,285

South Financial Group, Inc.†

1,240

19,381

CommScope, Inc.*

39

1,940

Citizens Banking Corp.†

1,330

19,298

Imation Corp.†

80

1,680

First Community Bancorp

460

18,970

Websense, Inc.*†

90

1,528

International Bancshares Corp.

900

18,846

Tekelec*

120

1,500

Prosperity Bancshares, Inc.

640

18,810

Sapient Corp.*

170

1,498

Odyssey Re Holdings Corp.

510

18,722

Commvault Systems, Inc.*

70

1,483

Sunstone Hotel Investors, Inc.†

1,020

18,656

Synchronoss

American Financial Realty Trust

2,320

18,606

Technologies, Inc.*†

40

1,418

United Bankshares, Inc.

660

18,493

SAVVIS, Inc.*†

50

1,396

Ares Capital Corp.

1,250

18,287

Daktronics, Inc.

60

1,354

Omega Healthcare

Applied Micro Circuits Corp.*

150

1,311

Investors, Inc.†

1,110

17,815

PC Connection, Inc.*

110

1,249

Signature Bank*†

520

17,550

Total Information Technology

2,606,409

Cash America

FINANCIALS 11.8%

International, Inc.†

540

17,442

Alexandria Real Estate

Digital Realty Trust, Inc.†

450

17,266

Equities, Inc.†

420

42,701

Boston Private Financial

Nationwide Health

Holdings, Inc.†

630

17,060

Properties, Inc.†

1,220

38,271

Navigators Group, Inc.*

260

16,900

Aspen Insurance

Pacific Capital Bancorp

830

16,708

Holdings Ltd.†

1,220

35,185

Provident Financial

Platinum Underwriters

Services, Inc.

1,140

16,439

Holdings Ltd.†

870

30,937

Lexington Realty Trust†

1,130

16,430

Senior Housing Properties Trust

1,250

28,350

Umpqua Holding Corp.†

1,070

16,414

ProAssurance Corp.*†

500

27,460

Stifel Financial Corp.*†

310

16,297

Waddell & Reed

Piper Jaffray Cos., Inc.*

350

16,212

Financial, Inc. — Class A†

740

26,707

Extra Space Storage, Inc.†

1,130

16,148

Montpelier Re Holdings Ltd.†

1,550

26,365

Acadia Realty Trust†

630

16,134

IPC Holdings Ltd.†

910

26,272

Sterling Savings Bank

960

16,118

SVB Financial Group*†

520

26,208

Horace Mann Educators Corp.

850

16,099

Max Capital Group Ltd.†

930

26,031

FNB Corp.†

1,070

15,729

Apollo Investment Corp.†

1,510

25,745

Glacier Bancorp, Inc.†

830

15,554

National Retail Properties, Inc.†

1,100

25,718

Alabama National

Delphi Financial Group, Inc. —

Bancorporation

190

14,784

Class A

680

23,990

Sterling Bancshares, Inc.†

1,320

14,731

BioMed Realty Trust, Inc.†

1,020

23,633

The Midland Co.

220

14,232

Realty Income Corp.†

870

23,507

Commerce Group, Inc.

390

14,032

Knight Capital Group, Inc. —

United Community Banks, Inc.

880

13,904

Class A*†

1,620

23,328

Parkway Properties, Inc.

370

13,683

DiamondRock Hospitality Co.†

1,490

22,320

Ashford Hospitality Trust, Inc.†

1,880

13,517

Phoenix Cos., Inc.

1,860
22,078

NBT Bancorp, Inc.

590

13,464

UCBH Holdings, Inc.†

1,540

21,806

MFA Mortgage

Cathay General Bancorp†

820

21,722

Investments, Inc.†

1,450

13,413

Entertainment

Gramercy Capital Corp.†

550

13,371

Properties Trust†

450

21,150

Chemical Financial Corp.†

560

13,322

Harleysville Group, Inc.

370

13,091

66

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

IBERIABANK Corp.†

280

$

13,090

Post Properties, Inc.†

300

$

10,536

MCG Capital Corp.†

1,090

12,633

GFI Group, Inc.*

110

10,529

FirstFed Financial Corp.*†

350

12,537

Marathon Acquisition Corp.*†

1,350

10,503

GAMCO Investors, Inc. —

United Fire & Casualty Co.

360

10,472

Class A†

180

12,456

Peoples Bancorp, Inc.

420

10,454

Potlatch Corp.†

280

12,443

Prospect Capital Corp.

800

10,440

National Western Life

Berkshire Hills Bancorp, Inc.

400

10,400

Insurance Co. — Class A

60

12,442

Community Bank System, Inc.

520

10,332

FBL Financial Group, Inc. —

Susquehanna Bancshares, Inc.†

560

10,326

Class A

360

12,431

LTC Properties, Inc.†

410

10,271

Hercules Technology Growth

Federal Agricultural

Capital, Inc.

990

12,296

Mortgage Corp.

390

10,265

Renasant Corp.

570

12,295

Winthrop Realty Trust

1,930

10,210

Medical Properties Trust Inc.†

1,190

12,126

WSFS Financial Corp.

200

10,040

Highwoods Properties, Inc.†

410

12,046

First Bancorp

530

10,012

Validus Holdings Ltd.*†

460

11,951

SWS Group, Inc.

790

10,009

National Financial

Central Pacific Financial Corp.

540

9,968

Partners Corp.†

260

11,859

Sun Bancorp, Inc.*

630

9,941

First Merchants Corp.

540

11,794

Baldwind & Lyons, Inc. —

Sandy Spring Bancorp, Inc.

420

11,684

Class B

360

9,886

First Charter Corp.†

390

11,645

West Coast Bancorp

530

9,805

Banco Latinoamericano de

First Midwest Bancorp, Inc.†

320

9,792

Exportaciones SA

710

11,580

PFF Bancorp, Inc.†

810

9,752

Presidential Life Corp.

660

11,557

Hilb Rogal & Hobbs Co.

240

9,737

Portfolio Recovery

NorthStar Realty

Associates, Inc.†

290

11,504

Finance Corp.†

1,090

9,723

First Financial Corp.

400

11,336

JER Investors Trust, Inc.†

900

9,693

Texas Capital Bancshares, Inc.*

620

11,315

Great Southern Bancorp, Inc.

440

9,662

First Mercury Financial Corp.*

460

11,224

Home Properties, Inc.†

210

9,419

Amtrust Financial

Community Bancorp*

530

9,206

Services, Inc.†

810

11,154

Darwin Professional

Assured Guaranty Ltd.

420

11,147

Underwriters, Inc.*

380

9,185

First Industrial Realty

Kohlberg Capital Corp.

760

9,120

Trust, Inc.†

320

11,072

Hilltop Holdings, Inc.*

830

9,064

Chittenden Corp.

310

11,042

Flagstone Reinsurance H

Capital Trust, Inc. — Class A†

360

11,034

oldings

650

9,035

First Bancorp Puerto Rico†

1,480

10,789

Asta Funding, Inc.†

340

8,990

American Physicians

Sierra Bancorp

360

8,960

Capital, Inc.†

260

10,780

Arbor Realty Trust, Inc.

550

8,861

Zenith National

optionsXpress Holdings, Inc.†

260

8,793

Insurance Corp.†

240

10,735

Mission West Properties

910

8,654

Bancfirst Corp.

250

10,713

Washington Real Estate

SeaBright Insurance

Investment Trust†

270

8,481

Holdings, Inc.*

710

10,707

Anworth Mortgage

DCT Industrial Trust, Inc.

1,150

10,707

Asset Corp.†

1,019

8,417

Financial Federal Corp.†

480

10,699

Interactive Brokers Group,

CNA Surety Corp.*

540

10,687

Inc. — Class A*

260

8,403

Ramco-Gershenson

Castlepoint Holdings Ltd.

700

8,400

Properties Trust

500

10,685

LaSalle Hotel Properties†

260

8,294

FirstMerit Corp.†

530

10,605

Anthracite Capital, Inc.†

1,140

8,254

AmericanWest Bancorp

600

10,578

United America Indemnity

Amerisafe, Inc.*

680

10,547

Ltd. — Class A*

410

8,167

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

67

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Corus Bankshares, Inc.†

760

$

8,109

FelCor Lodging Trust, Inc.†

390

$

6,080

NewAlliance Bancshares, Inc.

700

8,064

Mid-America Apartment

Columbia Banking

Communities, Inc.†

140

5,985

Systems, Inc.†

270

8,027

Irwin Financial Corp.†

790

5,807

Westamerica Bancorporation†

180

8,019

Royal Bancshares of

Cedar Shopping Centers, Inc.

780

7,979

Pennsylvania, Inc. — Class A

470

5,170

BRT Realty Trust†

520

7,956

Maguire Properties, Inc.†

160

4,715

Hallmark Financial

Eastgroup Properties, Inc.†

110

4,604

Services, Inc.*†

500

7,930

First Indiana Corp.

140

4,480

BankAtlantic Bancorp, Inc. —

Franklin Bank Corp.*

990

4,267

Class A

1,900

7,790

Hancock Holding Co.†

110

4,202

Advanta Corp.

960

7,747

Pennsylvania Real Estate

Thomas Weisel Partners

Investment Trust

140

4,155

Group, Inc.*

560

7,689

Old National Bancorp†

240

3,590

Triad Guaranty, Inc.*†

780

7,644

Meadowbrook Insurance

WesBanco, Inc.

370

7,622

Group, Inc.*

340

3,199

World Acceptance Corp.*†

280

7,554

Equity Lifestyle Properties, Inc.

70

3,197

Brookline Bancorp, Inc.†

740

7,518

Franklin Street

Deerfield Capital Corp.†

920

7,360

Properties Corp., Inc.†

210

3,108

Greenhill & Co., Inc.†

110

7,313

Cousins Properties, Inc.†

140

3,094

Green Bankshares, Inc.

380

7,296

Employers Holdings, Inc.

160

2,674

Bank Mutual Corp.

690

7,293

PS Business Parks, Inc.

50

2,628

National Health Investors, Inc.

260

7,254

Enstar Group*

20

2,448

Corporate Office Properties

Equity One, Inc.†

100

2,303

Trust SBI†

230

7,245

Wintrust Financial Corp.

60

1,988

Ezcorp, Inc. — Class A*

640

7,226

Park National Corp.†

30

1,935

Healthcare Realty Trust, Inc.†

280

7,109

First Commonwealth

Ocwen Financial Corp.*†

1,270

7,036

Financial Corp.†

180

1,917

TrustCo Bank Corp.†

700

6,944

First Financial Bankshares, Inc.

50

1,883

Inland Real Estate Corp.†

490

6,938

Simmons First National Corp.

60

1,590

UMB Financial Corp.†

180

6,905

Investors Bancorp, Inc.*†

100

1,414

Selective Insurance

S&T Bancorp, Inc.

50

1,382

Group, Inc.†

300

6,897

Redwood Trust, Inc.†

40

1,370

Resource Capital Corp.†

740

6,889

National Penn

Frontier Financial Corp.†

370

6,871

Bancshares, Inc.†

90

1,363

First State Bancorporation

490

6,811

CVB Financial Corp.†

130

1,344

MarketAxess Holdings, Inc.*†

530

6,800

American Campus

Tanger Factory Outlet

Communities, Inc.

50

1,343

Centers, Inc.†

180

6,788

Provident Bankshares Corp.

60

1,283

Preferred Bank

260

6,765

KBW, Inc.*†

50

1,280

Independent Bank Corp.

710

6,745

Downey Financial Corp.†

40

1,244

Midwest Banc Holdings, Inc.

540

6,707

RAIT Financial Trust†

140

1,207

Bankunited Financial Corp. —

Alfa Corp.

30

650

Class A†

960

6,624

Total Financials

2,586,735

Sovran Self Storage, Inc.†

160

6,416

HEALTH CARE 10.0%

Saul Centers, Inc.

120

6,412

Hologic, Inc.*†

1,470

100,901

Trustmark Corp.†

250

6,340

BioMarin

Argo Group International

Pharmaceuticals, Inc.*†

1,320

46,728

Holdings Ltd.*

150

6,320

MGI Pharma, Inc.*

1,070

43,367

Security Bank Corp.†

680

6,215

Onyx Pharmaceuticals, Inc.*

740

41,159

Hanmi Financial Corp.

710

6,120

OSI Pharmaceuticals, Inc.*

790

38,323

Newcastle Investment Corp.†

470

6,091

Perrigo Co.†

1,080

37,811

68

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Inverness Medical

AmSurg Corp.*

620

$

16,777

Innovations, Inc.*†

620

$

34,832

Phase Forward, Inc.*

770

16,747

Adams Respiratory

Integra LifeSciences

Therapeutics, Inc.*

520

31,065

Holdings Corp.*†

380

15,933

United Therapeutics Corp.*†

300

29,295

Healthspring, Inc.*

830

15,811

Myriad Genetics, Inc.*†

630

29,245

Sun Healthcare Group, Inc.*

920

15,796

Bio-Rad Laboratories, Inc. —

Healthways, Inc.*†

270

15,779

Class A*

280

29,014

Bruker BioSciences Corp.*

1,140

15,162

AMERIGROUP Corp.*†

790

28,795

Invacare Corp.†

600

15,120

Varian, Inc.*

440

28,732

PharmaNet

Steris Corp.†

980

28,263

Development Group, Inc.*

380

14,900

Illumina, Inc.*†

470

27,852

Sciele Pharma, Inc.*†

710

14,519

Magellan Health Services, Inc.*

590

27,512

Res-Care, Inc.*

570

14,341

Owens & Minor, Inc.†

640

27,155

Symmetry Medical, Inc.*

820

14,293

Haemonetics Corp.*

420

26,468

Kendle International, Inc.*†

290

14,187

Ventana Medical Systems, Inc.*

300

26,169

Conmed Corp.*†

610

14,097

Psychiatric Solutions, Inc.*†

800

26,000

AMN Healthcare Services, Inc.*

820

14,079

Affymetrix, Inc.*†

1,090

25,223

Sirona Dental Systems, Inc.*†

410

13,727

Alkermes, Inc.*

1,600

24,944

Matria Healthcare, Inc.*

570

13,549

Dionex Corp.*

300

24,858

The Trizetto Group, Inc.*†

780

13,549

Medicis Pharmaceutical

SonoSite, Inc.*†

400

13,468

Corp. — Class A†

900

23,373

Vital Signs, Inc.†

260

13,291

Alexion Pharmaceuticals, Inc.*†

310

23,259

Molina Healthcare, Inc.*†

340

13,158

LifeCell Corp.*†

530

22,848

Alnylam Pharmaceuticals, Inc.*†

450

13,086

Chemed Corp.

400

22,352

SurModics, Inc.*†

240

13,025

Parexel International Corp.*

460

22,218

Gentiva Health Services, Inc.*†

680

12,947

NuVasive, Inc.*

560

22,131

Air Methods Corp.*

260

12,914

Amedisys, Inc.*†

450

21,834

eResearch Technology, Inc.*

1,050

12,411

Universal American

Greatbatch, Inc.*†

610

12,194

Financial Corp.*

840

21,496

Natus Medical, Inc.*

630

12,190

Applera Corp. - Celera Group*

1,340

21,266

Cepheid, Inc.*

460

12,121

Centene Corp.*†

770

21,129

ICU Medical, Inc.*†

335

12,063

XenoPort, Inc.*†

370

20,676

Datascope Corp.

330

12,012

ArthroCare Corp.*†

430

20,661

Enzon Pharmaceuticals, Inc.*†

1,260

12,008

Medarex, Inc.*†

1,980

20,632

RehabCare Group, Inc.*

530

11,957

Eclipsys Corp.*†

800

20,248

National Healthcare Corp.

220

11,374

Meridian Bioscience, Inc.

670

20,154

LHC Group, Inc.*

450

11,241

Valeant Pharmaceuticals

Bentley Pharmaceuticals, Inc.*†

740

11,167

International*†

1,660

19,870

Healthsouth Corp.*†

530

11,130

Cubist Pharmaceuticals, Inc.*†

950

19,484

Nektar Therapeutics*

1,630

10,937

Martek Biosciences Corp.*†

650

19,227

Albany Molecular

Immucor, Inc.*†

550

18,694

Research, Inc.*

760

10,929

American Medical Systems

Merit Medical Systems, Inc.*

780

10,842

Holdings, Inc.*

1,270

18,364

Cypress Bioscience, Inc.*†

980

10,809

Orthofix International NV*

310

17,971

MWI Veterinary Supply, Inc.*

270

10,800

inVentiv Health, Inc.*

580

17,957

Pharmion Corp.*†

170

10,686

Align Technology, Inc.*†

1,050

17,514

Medical Action

Par Pharmaceutical Cos., Inc.*

720

17,280

Industries, Inc.*†

500

10,425

Omnicell, Inc.*

640

17,235

Medcath Corp.*

410

10,070

Analogic Corp.

250

16,930

Quidel Corp.*

510

9,930

Alpharma, Inc. — Class A*†

840

16,926

Regeneron

Apria Healthcare Group, Inc.*

780

16,825

Pharmaceuticals, Inc.*†

410

9,901

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

69

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Viropharma, Inc.*†

1,240

$

9,846

Teledyne Technologies, Inc.*

520

$

27,732

Emergency Medical

GrafTech International Ltd.*

1,560

27,690

Services Corp. — Class A*†

330

9,662

Deluxe Corp.

790

25,983

Cynosure, Inc.*†

350

9,261

SkyWest, Inc.

950

25,507

Dendreon Corp.*†

1,480

9,206

Barnes Group, Inc.†

750

25,042

Salix Pharmaceuticals Ltd.*†

1,130

8,904

Esterline Technologies Corp.*

470

24,322

Zoll Medical Corp.*

330

8,818

Baldor Electric Co.

710

23,899

Cantel Medical Corp.*

600

8,748

EMCOR Group, Inc.*

990

23,394

Isis Pharmaceuticals, Inc.*†

550

8,662

Regal-Beloit Corp.†

510

22,924

Human Genome

IKON Office Solutions, Inc.

1,760

22,915

Sciences, Inc.*†

810

8,456

Triumph Group, Inc.

270

22,234

Seattle Genetics, Inc.*†

740

8,436

Wabtec Corp.†

640

22,042

Halozyme Therapeutics, Inc.*†

1,140

8,105

Applied Industrial

Sunrise Senior Living, Inc.*

260

7,977

Technologies, Inc.†

730

21,185

Cross Country Healthcare, Inc.*

560

7,974

Granite Construction, Inc.

580

20,984

Wright Medical Group, Inc.*†

260

7,584

United Stationers, Inc.*

430

19,870

PSS World Medical, Inc.*

380

7,437

Mueller Industries, Inc.

660

19,133

Mentor Corp.†

190

7,429

Robbins & Myers, Inc.

250

18,907

Geron Corp.*†

1,300

7,384

Mueller Water Products, Inc. —

West Pharmaceutical

Class A†

1,980

18,850

Services, Inc.

180

7,306

Hexcel Corp.*†

770

18,696

AMAG Pharmaceuticals, Inc.*†

120

7,216

Alaska Air Group, Inc.*

730

18,257

OraSure Technologies, Inc.*

810

7,201

Perini Corp.*†

440

18,225

Exelixis, Inc.*

820

7,077

Curtiss-Wright Corp.†

360

18,072

Nabi Biopharmaceuticals*†

1,950

7,039

Kaman Corp. — Class A

490

18,037

KV Pharmaceutical Co.*†

240

6,850

Simpson

Ariad Pharmaceuticals, Inc.*

1,530

6,503

Manufacturing Co., Inc.†

670

17,815

Obagi Medical Products, Inc.*

350

6,402

Goodman Global, Inc.*

725

17,791

CytRx Corp.*†

2,180

6,191

Watsco, Inc.†

450

16,542

Allscripts Healthcare

G & K Services, Inc. — Class A

430

16,134

Solutions, Inc.*

230

4,467

Interface, Inc. — Class A†

980

15,994

Thoratec Corp.*

190

3,456

Korn/Ferry International, Inc.*

840

15,809

Medicines Co.*†

180

3,449

Circor International, Inc.

340

15,762

Neurocrine Biosciences, Inc.*

740

3,360

Woodward Governor Co.†

230

15,628

Auxilium Pharmaceuticals, Inc.*

100

2,999

ABM Industries, Inc.

760

15,496

Incyte Corp.*

250

2,513

Heidrick & Struggles

Savient Pharmaceuticals, Inc.*†

100

2,297

International, Inc.†

410

15,215

HealthExtras, Inc.*

80

2,086

Atlas Air Worldwide

Abaxis, Inc.*

40

1,434

Holdings Co., Inc.*

280

15,182

Kindred Healthcare, Inc.*

50

1,249

A.O. Smith Corp.

430

15,071

Total Health Care

2,182,701

UAP Holding Corp.

390

15,054

INDUSTRIALS 9.5%

Cubic Corp.

380

14,896

FTI Consulting, Inc.*†

650

40,066

Republic Airways

Genlyte Group, Inc.*

390

37,128

Holdings, Inc.*

760

14,888

Bucyrus International, Inc. —

Old Dominion Freight

Class A

340

33,793

Line, Inc.*†

630

14,559

Herman Miller, Inc.

960

31,094

M&F Worldwide Corp.*†

270

14,539

Waste Connections, Inc.*

980

30,282

IHS, Inc.*

240

14,534

Acuity Brands, Inc.†

650

29,250

DynCorp International,

Watson Wyatt & Co. Holdings†

630

29,238

Inc. — Class A*

540

14,515

Belden, Inc.†

650

28,925

GeoEye, Inc.*†

430

14,469

Actuant Corp. — Class A†

830

28,228

Clarcor, Inc.

380

14,429

70

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

EnPro Industries, Inc.*

470

$

14,406

EnerSys*

380

$

9,485

Columbus McKinnon Corp. —

Mine Safety Appliances Co.†

180

9,337

Class A*†

440

14,353

Pacer International, Inc.

630

9,198

Rush Enterprises, Inc. —

Standex International Corp.

520

9,074

Class A*

785

14,271

Hardinge, Inc.

540

9,061

Walter Industries, Inc.†

390

14,013

Tredegar Corp.

560

9,005

Nordson Corp.†

240

13,910

Preformed Line Products Co.†

150

8,925

NCI Building Systems, Inc.*†

480

13,819

Huron Consulting Group, Inc.*

110

8,869

Werner Enterprises, Inc.†

810

13,794

Orbital Sciences Corp.*†

360

8,827

Comfort Systerms USA, Inc.

1,070

13,675

Celadon Group, Inc.*†

950

8,702

Interline Brands, Inc.*

620

13,584

Arkansas Best Corp.†

390

8,557

Brady Corp. — Class A†

370

12,983

ESCO Technologies, Inc.*†

210

8,387

School Specialty, Inc.*

370

12,784

Cascade Corp.

180

8,363

Bowne & Co., Inc.

710

12,496

Blount International, Inc.*

670

8,248

LB Foster Co. — Class A*

240

12,415

American Reprographics Co.*†

500

8,240

Universal Forest Products, Inc.

420

12,373

Geo Group, Inc.*†

290

8,120

Dollar Thrifty Automotive

Barrett Business Services, Inc.

450

8,105

Group, Inc.*

520

12,314

NACCO Industries, Inc. —

Superior Essex, Inc.*

510

12,240

Class A

80

7,975

Chart Industries, Inc.*

390

12,051

Pike Electric Corp.*

470

7,877

TrueBlue, Inc.*

830

12,018

Evergreen Solar, Inc.*†

450

7,772

Consolidated Graphics, Inc.*

250

11,955

Kenexa Corp. — Class A*

400

7,768

II-VI, Inc.*

390

11,915

Ennis Inc.

430

7,740

Moog, Inc. — Class A*†

260

11,911

Kelly Services, Inc.†

410

7,651

AirTran Holdings, Inc.*†

1,630

11,671

Heico Corp.†

140

7,627

Valmont Industries, Inc.

130

11,586

AAR Corp.*†

200

7,606

Kadant, Inc.*

390

11,571

Ceradyne, Inc.*

160

7,509

Gibraltar Industries, Inc.

750

11,565

Taser International, Inc.*†

520

7,483

Spherion Corp.*

1,580

11,502

Energy Conversion

Apogee Enterprises, Inc.

670

11,464

Devices, Inc.*†

220

7,403

Northwest Pipe Co.*

290

11,351

Courier Corp.

220

7,262

Twin Disc, Inc.

160

11,323

TransDigm Group, Inc.*

160

7,227

Encore Wire Corp.†

700

11,144

Wabash National Corp.†

920

7,075

Navigant Consulting, Inc.*

810

11,073

Eagle Bulk Shipping, Inc.†

260

6,903

Integrated Electrical

Knoll, Inc.

420

6,901

Services, Inc.*

580

10,898

Tetra Tech, Inc.*†

320

6,880

Michael Baker Corp.*

260

10,686

Genesee & Wyoming, Inc. —

Ampco-Pittsburgh Corp.

280

10,676

Class A*

280

6,768

PHH Corp.*

600

10,584

Griffon Corp.*†

520

6,474

LSI Industries, Inc.

580

10,556

Aecom Technology Corp.*

220

6,285

AZZ, Inc.*

370

10,490

Genco Shipping & Trading Ltd.

110

6,024

CDI Corp.†

430

10,432

JetBlue Airways Corp.*†

1,010

5,959

COMSYS IT Partners, Inc.*

660

10,415

Advisory Board Co.*

90

5,777

Waste Industries USA, Inc.

280

10,164

Briggs & Stratton Corp.†

240

5,438

Kforce, Inc.*

1,040

10,140

American

Pinnacle Airlines Corp.*

660

10,065

Superconductor Corp.*†

180

4,921

Park-Ohio Holdings Corp.*

400

10,040

Albany International Corp. —

Hurco Cos., Inc.*

230

10,040

Class A†

130

4,823

Dynamex, Inc.*

370

10,012

HUB Group, Inc. — Class A*†

180

4,784

Schawk, Inc.

640

9,933

Cenveo, Inc.*†

250

4,368

Kaydon Corp.†

180

9,817

Midwest Air Group, Inc.*

270

3,996

Federal Signal Corp.

850

9,537

Middleby Corp.*†

50

3,831

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

71

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Forward Air Corp.†

120

$

3,740

Regis Corp.

750

$

20,970

Resources Connection, Inc.

190

3,450

Interactive Data Corp.

630

20,796

Watts Industries, Inc. —

Strayer Education, Inc.†

120

20,470

Class A†

110

3,278

Callaway Golf Co.†

1,140

19,870

Teletech Holdings, Inc.*

140

2,978

Collective Brands, Inc.*

1,130

19,651

Knight Transportation, Inc.†

200

2,962

Gemstar-TV Guide

CoStar Group, Inc.*

60

2,835

International, Inc.*†

4,090

19,468

Ameron International Corp.

30

2,765

Scholastic Corp.*

550

19,189

Healthcare Services Group†

130

2,753

LKQ Corp.*†

900

18,918

ACCO Brands Corp.*†

170

2,727

Cooper Tire & Rubber Co.

1,130

18,735

Clean Harbors, Inc.*†

50

2,585

American Greetings Corp. —

Layne Christensen Co.*

50

2,461

Class A†

920

18,676

American Commercial

Rent-A-Center, Inc.*†

1,240

18,005

Lines, Inc.*†

150

2,436

Iconix Brand Group, Inc.*

880

17,301

Heartland Express, Inc.

170

2,411

Bob Evans Farms, Inc.

620

16,697

Force Protection, Inc.*†

480

2,246

Bright Horizons Family

RBC Bearings, Inc.*†

50

2,173

Solutions, Inc.*†

480

16,579

Rollins, Inc.

110

2,112

Jackson Hewitt Tax Service, Inc.

520

16,510

Viad Corp.

50

1,579

American Axle & Manufacturing

Titan International, Inc.

50

1,563

Holdings, Inc.†

870

16,199

Franklin Electric Co., Inc.†

40

1,531

Stewart Enterprises, Inc. —

Astec Industries, Inc.*

40

1,488

Class A†

1,820

16,198

Administaff, Inc.

50

1,414

Ethan Allen Interiors, Inc.†

550

15,675

Lindsay Manufacturing Co.†

20

1,414

Zale Corp.*†

970

15,578

Gencorp, Inc.*†

120

1,399

Tupperware Brands Corp.†

470

15,524

Tennant Co.†

30

1,329

Deckers Outdoor Corp.*

100

15,506

Amerco, Inc.*

20

1,314

Steiner Leisure Ltd.*†

350

15,456

Mobile Mini, Inc.*

70

1,298

Lee Enterprises, Inc.

980

14,357

FuelCell Energy, Inc.*

130

1,290

CEC Entertainment, Inc.*†

550

14,278

Dynamic Materials Corp.

20

1,178

Jakks Pacific, Inc.*

600

14,166

Total Industrials

2,083,560

DG FastChannel, Inc.*

550

14,102

CONSUMER DISCRETIONARY 9.0%

Brown Shoe Co., Inc.†

910

13,805

Priceline.com, Inc.*†

490

56,281

Stage Stores, Inc.†

930

13,764

DeVry, Inc.†

790

41,048

Columbia Sportswear Co.†

310

13,668

Chipotle Mexican Grill, Inc.*

310

38,145

Jos. A. Bank Clothiers, Inc.*†

480

13,656

Bally Technologies Inc.*

760

37,787

Aftermarket Technology Corp.*

500

13,630

Sotheby’s Holdings, Inc. —

Blockbuster, Inc. — Class A*†

3,440

13,416

Class A†

920

35,052

Champion Enterprises, Inc.*†

1,420

13,376

Lear Corp.*†

1,100

30,426

Unifirst Corp.

350

13,300

Aeropostale, Inc.*†

1,130

29,945

Pre-Paid Legal Services, Inc.*†

240

13,284

J. Crew Group, Inc.*†

580

27,962

Dress Barn, Inc.*

1,060

13,261

Tempur-Pedic

Valassis

International, Inc.†

1,070

27,788

Communications, Inc.*†

1,110

12,976

Fossil, Inc.*

650

27,287

Blyth, Inc.

590

12,945

Polaris Industries, Inc.†

550

26,273

RC2 Corp.*

460

12,912

Jack in the Box, Inc.*

960

24,739

Helen of Troy Ltd.*

750

12,855

WMS Industries, Inc.*

670

24,549

Cato Corp. — Class A†

810

12,685

Warnaco Group, Inc.*

700

24,360

Sonic Automotive, Inc.

640

12,390

Belo Corp. — Class A†

1,370

23,893

Drew Industries, Inc.*

450

12,330

Men’s Wearhouse, Inc.†

830

22,393

Media General, Inc.†

570

12,112

Wolverine World Wide, Inc.†

880

21,578

Universal Electronics, Inc.*

360

12,038

72

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Red Robin Gourmet

PEP Boys-Manny Moe & Jack†

710

$

8,151

Burgers, Inc.*

370

$

11,836

Multimedia Games, Inc.*†

960

8,006

Charming Shoppes, Inc.*†

2,180

11,794

Netflix, Inc.*†

300

7,986

Lin TV Corp. — Class A*

950

11,561

Kellwood Co.

470

7,821

Buckle, Inc.

350

11,550

Morningstar, Inc.*

100

7,775

Speedway Motorsports, Inc.†

370

11,500

Premier Exhibitions, Inc.*†

690

7,549

Life Time Fitness, Inc.*†

230

11,426

Ambassadors Group, Inc.

410

7,507

Gaylord Entertainment Co.*†

280

11,332

AFC Enterprises, Inc.*

660

7,471

Skechers U.S.A., Inc. —

Tenneco, Inc.*

280

7,300

Class A*

570

11,121

Journal Communications,

Maidenform Brands, Inc.*

820

11,095

Inc. — Class A†

810

7,241

Monro Muffler Brake, Inc.

560

10,914

Cox Radio Inc. — Class A*

590

7,168

Core-Mark Holding Co., Inc.*

380

10,914

World Wrestling

Movado Group, Inc.

430

10,875

Entertainment, Inc.

480

7,085

Vail Resorts, Inc.*†

200

10,762

O’Charleys, Inc.

460

6,891

Russ Berrie & Co., Inc.*

630

10,307

NexCen Brands, Inc.*

1,420

6,873

Systemax, Inc.†

500

10,160

Fred’s, Inc.†

710

6,837

Fisher Communications, Inc.*

265

10,059

CBRL Group, Inc.

210

6,802

Avatar Holdings, Inc.*†

240

10,037

Denny’s Corp.*

1,790

6,713

CSS Industries, Inc.

270

9,909

Quiksilver, Inc.*

780

6,692

Hooker Furniture Corp.†

490

9,849

Citadel Broadcasting Corp.†

3,240

6,674

Group 1 Automotive, Inc.†

410

9,737

Triarc Cos., Inc. — Class B

760

6,658

Monaco Coach Corp.

1,090

9,679

Steven Madden, Ltd.*

330

6,600

Weyco Group, Inc.

350

9,625

Bluegreen Corp.*†

910

6,543

Entravision Communications

Asbury Automotive Group, Inc.

430

6,472

Corp. — Class A*

1,210

9,474

Gymboree Corp.*

210

6,397

Genesco, Inc.*†

250

9,450

Carter’s, Inc.*

330

6,386

Matthews International

Winnebago Industries, Inc.†

300

6,306

Corp. — Class A

200

9,374

Buffalo Wild Wings, Inc.*

270

6,269

Steinway Musical Instruments

340

9,374

Monarch Casino & Resort, Inc.*

260

6,261

Ruby Tuesday, Inc.†

960

9,360

Benihana, Inc.*

480

6,120

Marvel Entertainment, Inc.*

350

9,348

DSW, Inc.*†

320

6,003

G-III Apparel Group Ltd.*

630

9,305

Marcus Corp.†

380

5,871

FTD Group, Inc.

720

9,274

Arbitron, Inc.†

140

5,820

Modine Manufacturing Co.

560

9,246

Big 5 Sporting Goods Corp.†

400

5,768

Build-A-Bear Workshop, Inc.*†

650

9,067

Jo-Ann Stores, Inc.*†

440

5,755

Pinnacle Entertainment, Inc.*†

380

8,953

Under Armour, Inc.*†

130

5,677

Amerigon, Inc.*

420

8,879

Jamba, Inc.*†

1,530

5,661

Sealy Corp.†

790

8,840

Beazer Homes USA, Inc.†

720

5,350

Perry Ellis International, Inc.*

570

8,767

CKX, Inc.*

420

5,040

Exide Technologies*†

1,090

8,720

Spartan Motors, Inc.†

630

4,813

Conn’s, Inc.*†

500

8,555

Live Nation, Inc.*†

330

4,792

Furniture Brands

National CineMedia, Inc.

180

4,538

International, Inc.†

850

8,551

Pacific Sunwear of

Charter Communications,

California, Inc.*

310

4,374

Inc. — Class A*†

7,290

8,529

CSK Auto Corp.*†

760

3,808

INVESTools, Inc.*

480

8,515

Blue Nile, Inc.*†

50

3,403

Corinthian Colleges, Inc.*†

550

8,470

Riviera Holdings Corp.*

110

3,388

Global Sources Ltd.*

297

8,381

Sally Beauty Holdings, Inc.*†

350

3,168

Sonic Corp.*

380

8,322

Tween Brands, Inc.*†

110

2,913

Hayes Lemmerz

Timberland Co. — Class A*

150

2,712

International, Inc.*

1,800

8,226

Aaron Rents, Inc.†

140

2,694

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

73

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Salem Communications

International Coal

Corp. — Class A

400

$

2,636

Group, Inc.*†

2,260

$

12,114

Cumulus Media, Inc. —

Uranium Resources, Inc.*†

920

11,482

Class A*†

318

2,557

Bronco Drilling Co., Inc.*

770

11,434

CKE Restaurants, Inc.

160

2,112

Penn Virginia Corp.†

260

11,344

ArvinMeritor, Inc.†

170

1,994

Bois d’Arc Energy, Inc.*

570

11,314

TiVo, Inc.*

230

1,918

Delek US Holdings, Inc.

530

10,722

Coinstar, Inc.*

50

1,408

Alon USA Energy, Inc.†

390

10,600

Hibbett Sports Inc.*†

70

1,399

Pioneer Drilling Co.*

890

10,573

Ameristar Casinos, Inc.†

50

1,377

Trico Marine Services, Inc.*†

280

10,366

Capella Education Co.*

20

1,309

Allis-Chalmers Energy, Inc.*†

700

10,325

Borders Group, Inc.†

120

1,278

Pacific Ethanol, Inc.*†

1,250

10,262

Texas Roadhouse, Inc.*†

110

1,217

Matrix Service Co.*

470

10,255

P.F. Chang’s China Bistro, Inc.*†

50

1,142

Union Drilling, Inc.*

640

10,093

IHOP Corp.†

30

1,097

T-3 Energy Services, Inc. —

Total Consumer Discretionary

1,973,351

Class A*

210

9,872

ENERGY 4.5%

Aventine Renewable Energy

Exterran Holdings, Inc.*†

590

48,262

Holdings, Inc.*

770

9,825

Atwood Oceanics, Inc.*†

380

38,091

Dril-Quip, Inc.*

170

9,462

Whiting Petroleum Corp.*

600

34,596

Arena Resources, Inc.*†

220

9,176

Alpha Natural Resources, Inc.*†

960

31,181

Newpark Resources, Inc.*

1,590

8,665

Mariner Energy, Inc.*†

1,290

29,515

Contango Oil & Gas Co.*

170

8,651

Hercules Offshore*†

1,210

28,774

Willbros Group, Inc.*

220

8,424

W-H Energy Services, Inc.*†

480

26,981

Harvest Natural

Berry Petroleum Co. —

Resources, Inc.*

670

8,375

Class A†

600

26,670

Crosstex Energy, Inc.†

210

7,820

Oil States International, Inc.*†

770

26,272

Atlas America, Inc.

130

7,693

PetroHawk Energy Corp.*†

1,470

25,446

Warren Resources, Inc.*

540

7,630

Comstock Resources, Inc.*

710

24,140

Callon Petroleum Co.*

460

7,567

Stone Energy Corp.*

470

22,048

Bill Barrett Corp.*

170

7,118

Swift Energy Co.*†

500

22,015

Carrizo Oil & Gas, Inc.*

130

7,117

ION Geophysical Corp.*†

1,240

19,567

Knightsbridge Tankers Ltd.†

290

7,004

Bristow Group, Inc.*†

340

19,261

World Fuel Services Corp.

230

6,677

GulfMark Offshore, Inc.*

410

19,184

Energy Partners Ltd.*

540

6,377

NATCO Group, Inc.*†

340

18,411

Double Hull Tankers, Inc.

520

6,365

USEC, Inc.*†

2,000

18,000

Delta Petroleum Corp.*†

300

5,655

Grey Wolf, Inc.*

3,290

17,536

Oilsands Quest, Inc.*†

1,260

5,141

Rosetta Resources, Inc.*†

880

17,450

ATP Oil & Gas Corp.*†

90

4,549

Basic Energy Services, Inc.*†

790

17,340

Nordic American Tanker

Lufkin Industries, Inc.

300

17,187

Shipping†

130

4,267

EXCO Resources, Inc.*

1,070

16,564

Hornbeck Offshore

Golar LNG Ltd.†

730

16,148

Services, Inc.*†

90

4,046

CARBO Ceramics, Inc.†

410

15,252

Ship Finance International Ltd.†

80

2,217

Parker Drilling Co.*

2,000

15,100

Parallel Petroleum Corp.*†

70

1,234

Complete Production

BPZ Resources, Inc.*

110

1,230

Services, Inc.*†

840

15,095

General Maritime Corp.

50

1,223

Petroleum

Total Energy

980,412

Development Corp.*†

240

14,191

MATERIALS 3.7%

Concho Resources, Inc.*

640

13,190

CF Industries Holdings, Inc.†

690

75,941

Encore Acquisition Co.*†

380

12,681

Terra Industries, Inc.*†

1,220

58,267

74

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

AptarGroup, Inc.†

940

$

38,455

Apex Silver Mines Ltd.*†

200

$

3,048

Hercules, Inc.†

1,650

31,927

Royal Gold, Inc.†

50

1,526

Greif, Inc. — Class A

480

31,378

Flotek Industries, Inc.*†

40

1,442

Quanex Corp.†

550

28,545

Total Materials

801,916

OM Group, Inc.*

460

26,468

UTILITIES 2.0%

Schnitzer Steel Industries,

Nicor, Inc.†

670

28,386

Inc. — Class A†

350

24,195

Black Hills Corp.†

590

26,019

Olin Corp.

1,180

22,809

Cleco Corp.†

930

25,854

Sensient Technologies Corp.

770

21,776

WGL Holdings, Inc.†

770

25,225

H.B. Fuller Co.†

960

21,552

New Jersey Resources Corp.

460

23,009

Rockwood Holdings, Inc.*†

600

19,932

Aquila, Inc.*†

6,000

22,380

Kaiser Aluminum Corp.†

250

19,870

Northwest Natural Gas Co.†

450

21,897

Worthington Industries, Inc.

1,100

19,668

Westar Energy, Inc.†

830

21,530

Hecla Mining Co.*†

2,010

18,793

Southwest Gas Corp.

710

21,137

Rock-Tenn Co. — Class A

670

17,025

El Paso Electric Co.*

790

20,200

Ferro Corp.

810

16,791

ITC Holdings Corp.

340

19,183

Glatfelter

950

14,544

NorthWestern Corp.

650

19,175

Brush Engineered

South Jersey Industries, Inc.

530

19,128

Materials, Inc.*

390

14,438

Portland General Electric Co.

600

16,668

LSB Industries, Inc.*†

500

14,110

Laclede Group, Inc.

450

15,408

Texas Industries, Inc.†

200

14,020

Piedmont Natural Gas Co.†

560

14,649

W.R. Grace & Co.*†

500

13,090

PNM Resources, Inc.†

540

11,583

Buckeye Technologies, Inc.*

980

12,250

Central Vermont Public

Neenah Paper, Inc.

410

11,952

Service Corp.†

350

10,794

A.M. Castle & Co.†

420

11,420

IDACORP, Inc.†

290

10,214

Calgon Carbon Corp.*†

700

11,123

Consolidated Water Co., Inc.†

400

10,076

RTI International Metals, Inc.*†

160

11,029

Unisource Energy Corp.

230

7,256

PolyOne Corp.*

1,660

10,923

Empire District Electric Co.†

310

7,062

Century Aluminum Co.*†

200

10,788

Allete, Inc.†

170

6,729

Olympic Steel, Inc.

330

10,464

American States Water Co.

170

6,406

A. Schulman, Inc.

460

9,913

Avista Corp.

250

5,385

Universal Stainless & Alloy*

260

9,248

Otter Tail Power Co.†

120

4,152

Coeur d’Alene Mines Corp.*†

1,780

8,793

UIL Holding Corp.†

80

2,956

Headwaters, Inc.*†

700

8,218

Ormat Technologies, Inc.†

30

1,650

NewMarket Corp.

140

7,797

California Water Service Group

40

1,481

Koppers Holdings, Inc.

180

7,783

Mge Energy, Inc.

40

1,419

Spartech Corp.†

540

7,614

CH Energy Group, Inc.

30

1,336

Minerals Technologies, Inc.

110

7,365

Silgan Holdings, Inc.

140

7,272

Total Utilities

428,347

Innospec, Inc.

420

7,207

CONSUMER STAPLES 1.9%

Horsehead Holding Corp.*

420

7,127

Flowers Foods, Inc.†

1,150

26,921

GenTek, Inc.*

240

7,025

Casey’s General Stores, Inc.

810

23,984

Wausau Paper Corp.

780

7,012

Ruddick Corp.†

660

22,882

Compass Minerals

Universal Corp.†

440

22,537

International, Inc.

170

6,970

Pilgrim’s Pride Corp.†

710

20,554

Metal Management, Inc.

150

6,830

Fresh Del Monte Produce, Inc.*

560

18,805

AbitibiBowater, Inc.†

320

6,595

Performance Food

Zoltek Cos., Inc.*†

110

4,716

Group Co.*†

670

18,003

Myers Industries, Inc.†

310

4,486

Darling International, Inc.*

1,430

16,531

Amcol International Corp.

100

3,603

Central European

Haynes International, Inc.*

50

3,475

Distribution Corp.*†

260

15,101

Arch Chemicals, Inc.

90

3,308

TreeHouse Foods, Inc.*

650

14,943

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

75

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

WD-40 Co.

370

$

14,049

General Communication,

Sanderson Farms, Inc.†

410

13,850

Inc. — Class A*

920

$

8,050

Winn-Dixie Stores, Inc.*†

800

13,496

Rural Cellular Corp. — Class A*

140

6,173

Elizabeth Arden, Inc.*†

600

12,210

Fairpoint

Nash Finch Co.†

340

11,995

Communications, Inc.†

460

5,989

Longs Drug Stores Corp.

240

11,280

Cbeyond, Inc.*

110

4,289

Cal-Maine Foods, Inc.

420

11,143

North Pittsburgh Systems, Inc.†

170

3,857

Ralcorp Holdings, Inc.*

180

10,942

PAETEC Holding Corp.*†

220

2,145

American Oriental

Global Crossing*

70

1,544

Bioengineering, Inc.*

920

10,194

Total Telecommunication Services

228,716

Central Garden and Pet Co. —

Total Common Stocks

Class A*†

1,800

9,648

(Cost $13,913,073)

14,276,803

Arden Group, Inc.

60

9,281

Imperial Sugar Co., Inc.†

490

9,197

FACE

Farmer Brothers Co.

380

8,736

AMOUNT

Village Super Market

160

8,142

REPURCHASE AGREEMENTS 25.0%

Hain Celestial Group, Inc.*†

230

7,360

Repurchase Agreement (Note 5)

United Natural Foods, Inc.*†

230

7,296

Mizuho Financial Group, Inc.

Alliance One International, Inc.*

1,710

6,960

issued 12/31/07 at 1.40%

Chattem, Inc.*†

90

6,799

due 01/02/08

$1,563,744

1,563,744

Reddy Ice Holdings, Inc.†

240

6,074

Morgan Stanley issued

Tootsie Roll Industries, Inc.†

110

3,016

12/31/07 at 1.20% due

Lancaster Colony Corp.

70

2,779

01/02/08

1,563,744

1,563,744

Chiquita Brands

UBS Financial Services, Inc.

International, Inc.*†

130

2,391

issued 12/31/07 at 1.14%

Nu Skin Enterprises, Inc.

130

2,136

due 01/02/08

1,563,744

1,563,744

Great Atlantic & Pacific

Lehman Brothers Holdings, Inc.

Tea Co.*†

50

1,566

issued 12/31/07 at 1.00%

Andersons, Inc.†

30

1,344

due 01/02/08

778,475

778,475

Pantry, Inc.*

50

1,307

Total Repurchase Agreements

Vector Group Ltd.

60

1,204

(Cost $5,469,707)

5,469,707

Total Consumer Staples

404,656

TELECOMMUNICATION SERVICES 1.0%

SECURITIES LENDING COLLATERAL 20.2%

Time Warner Telecom, Inc. —

Investment in Securities Lending Short Term

Class A*†

1,270

25,768

Investment Portfolio Held by

Golden Telecom, Inc.*†

240

24,228

U.S. Bank (Note 8)

4,427,807

4,427,807

Cogent Communications

Total Securities Lending Collateral

Group, Inc.*†

870

20,628

(Cost $4,427,807)

4,427,807

Cincinnati Bell, Inc.*

4,200

19,950

Total Investments 110.5%

Premiere Global Services, Inc.*

1,200

17,820

(Cost $23,810,587)

$ 24,174,317

NTELOS Holdings Corp.

580

17,220

Liabilities in Excess of

Shenandoah

Other Assets – (10.5)%

$   (2,294,828)

Telecommunications Co.

550

13,189

Net Assets – 100.0%

$ 21,879,489

Iowa Telecommunications

Services, Inc.

790

12,845

UNREALIZED

Syniverse Holdings, Inc.*

780

12,152

GAIN

USA Mobility, Inc.*

790

11,297

CONTRACTS

(NOTE 1)

Alaska Communications

FUTURES CONTRACTS PURCHASED

Systems Group, Inc.

740

11,100

March 2008 Russell 2000 Index

Atlantic Tele-Network, Inc.

310

10,472

Mini Futures Contracts

(Aggregate Market Value

of Contracts $10,087,000)

131

$

100,330

76

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

UNREALIZED

GAIN (LOSS)

UNITS

(NOTE 1)

EQUITY INDEX SWAP AGREEMENTS††

February 2008 Russell 2000 Index

Swap, Terminating 02/18/08**

(Notional Market Value

$2,554,595)

3,335

$

29,326

March 2008 Russell 2000 Index

Swap, Terminating 03/28/08**

(Notional Market Value

$5,900,379)

7,703

(46,063)

(Total Notional Market

Value $8,454,974)

$

(16,737)

*

Non-Income Producing Security.

**

Price Return based on Russell 2000 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

Cash was pledged as equity index swap collateral at December 31, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

77

SCHEDULE OF INVESTMENTS

December 31, 2007

INVERSE RUSSELL 2000® STRATEGY FUND

MARKET

UNREALIZED

FACE

VALUE

GAIN (LOSS)

AMOUNT

(NOTE 1)

UNITS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 17.3%

EQUITY INDEX SWAP AGREEMENTS

Farmer Mac*

SOLD SHORT†

4.54% due 01/02/08

$1,000,000

$

1,000,000

March 2008 Russell 2000 Index

Federal Home Loan Bank*

Swap, Terminating 03/28/08**

4.34% due 01/02/08

1,000,000

1,000,000

(Notional Market Value

Total Federal Agency Discount Notes

$4,142,022)

5,407

$

32,197

(Cost $2,000,000)

2,000,000

February 2008 Russell 2000 Index

Swap, Terminating 02/18/08**

REPURCHASE AGREEMENTS 59.1%

(Notional Market Value

Repurchase Agreement (Note 5)

$6,323,394)

8,255

(39,142)

Mizuho Financial Group, Inc.

(Total Notional Market

issued 12/31/07 at 1.40%

Value $10,465,416)

$

(6,945)

due 01/02/08

1,947,001

1,947,001

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

1,947,001

1,947,001

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

1,947,001

1,947,001

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

969,270

969,270

Total Repurchase Agreements

(Cost $6,810,273)

6,810,273

Total Investments 76.4%

(Cost $8,810,273)

$

8,810,273

Other Assets in Excess

of Liabilities – 23.6%

$

2,724,394

Net Assets – 100.0%

$  11,534,667

UNREALIZED

LOSS

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS SOLD SHORT

March 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $1,078,000)

14

$

(1,845)

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S.

Government.

**

Price Return based on Russell 2000 Index +/- financing at a variable rate.

†

Cash was pledged as equity index swap collateral at December 31, 2007.

78

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 23.0%

Federal Home Loan Bank*

4.23% due 01/03/08

$ 3,000,000

$

2,999,647

Federal Farm Credit Bank*

4.25% due 01/08/08

3,000,000

2,997,875

Freddie Mac*

4.26% due 01/08/08

3,000,000

2,997,870

Fannie Mae*

4.31% due 01/11/08

3,000,000

2,996,768

Total Federal Agency Discount Notes

(Cost $11,992,160)

11,992,160

U.S. TREASURY OBLIGATIONS 51.2%

U.S. Treasury Bond

5.00% due 05/15/37

24,553,000

26,735,915

Total U.S. Treasury Obligations

(Cost $24,861,611)

26,735,915

REPURCHASE AGREEMENTS 24.6%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40%

due 01/02/08

3,680,897

3,680,897

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

3,680,897

3,680,897

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

3,680,897

3,680,897

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

1,832,452

1,832,452

Total Repurchase Agreements

(Cost $12,875,143)

12,875,143

Total Investments 98.8%

(Cost $49,728,914)

$ 51,603,218

Other Assets in Excess

of Liabilities – 1.2%

$

646,339

Net Assets – 100.0%

$ 52,249,557

UNREALIZED

LOSS

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

March 2008 U.S. Treasury Bond

Futures Contracts

(Aggregate Market Value of

Contracts $54,827,344)

471

$

(65,686)

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

79

SCHEDULE OF INVESTMENTS

December 31, 2007

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

MARKET

MARKET

FACE

VALUE

FACE

VALUE

AMOUNT

(NOTE 1)

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 45.4%

U.S. TREASURY OBLIGATIONS

Federal Home Loan Bank*

SOLD SHORT (75.2)%

4.15% due 01/03/08

$ 2,000,000

$

1,999,770

U.S. Treasury Bond

Freddie Mac*

5.00% due 05/15/37

$12,162,000

$  (13,243,278)

4.15% due 01/04/08

2,000,000

1,999,539

Total U.S. Treasury Obligations

Federal Farm Credit Bank*

Sold Short

4.25% due 01/08/08

2,000,000

1,998,583

(Proceeds $13,155,581)

(13,243,278)

Fannie Mae*

Total Short Sales (75.2)%

4.31% due 01/11/08

2,000,000

1,997,845

(Proceeds $13,155,581)

$  (13,243,278)

Total Federal Agency Discount Notes

Liabilities in Excess of

(Cost $7,995,737)

7,995,737

Other Assets – (1.9)%

$

(336,226)

REPURCHASE AGREEMENTS 131.7%

Net Assets – 100.0%

$

17,611,452

Joint Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

UNREALIZED
issued 12/31/07 at 1.40%

GAIN

CONTRACTS

(NOTE 1)

due 01/02/08

2,863,269

2,863,269

Morgan Stanley

FUTURES CONTRACTS SOLD SHORT

issued 12/31/07 at 1.20%

March 2008 U.S. Treasury Bond

due 01/02/08

2,863,269

2,863,269

Futures Contracts

UBS Financial Services, Inc.

(Aggregate Market Value of

issued 12/31/07 at 1.14%

Contracts $6,751,563)

58

$

48,369

due 01/02/08

2,863,269

2,863,269

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08†

1,425,412

1,425,412

Individual Repurchase Agreement†

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08 (Secured by

U.S. Treasury Bonds, at a

rate of 5.00% and maturing

05/15/37 as collateral, with a

Market Value of $13,445,120)

to be repurchased at

$13,180,732

13,180,000

13,180,000

Total Repurchase Agreements

(Cost $23,195,219)

23,195,219

Total Long Securities 177.1%

(Cost $31,190,956)

$

31,190,956

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

†

All or a portion is pledged as short security collateral at December 31, 2007.

80

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

EUROPE 1.25x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 71.0%

Anglo American PLC —

SP ADR†

37,880

$

1,150,416

FINANCIALS 19.4%

BHP Billiton Ltd. — SP ADR†

13,210

925,228

HSBC Holdings PLC — SP ADR†

36,290

$

3,037,836

ArcelorMittal†

9,770

755,709

Banco Santander Central

Total Materials

4,120,446

Hispano SA — SP ADR

95,370

2,054,270

CONSUMER STAPLES 4.2%

UBS AG — SP ADR†

34,560

1,589,760

Unilever NV†

40,990

1,494,495

Deutsche Bank AG— SP ADR†

11,130

1,440,333

Diageo PLC — SP ADR

15,700

1,347,531

Banco Bilbao Vizcaya

Cadbury Schweppes PLC —

Argentaria SA — SP ADR†

50,821

1,232,409

SP ADR

12,740

628,974

Allianz AG — SP ADR

57,911

1,230,609

Credit Suisse Group — SP ADR†

20,110

1,208,611

Total Consumer Staples

3,471,000

Lloyds TSB Group PLC —

INFORMATION TECHNOLOGY 3.5%

SP ADR

30,790

1,159,244

Nokia Oyj — SP ADR†

48,931

1,878,461

ING Groep NV — SP ADR

28,790

1,120,219

SAP AG — SP ADR†

11,380

580,949

Barclays PLC — SP ADR

26,890

1,085,549

Telefonaktiebolaget LM

AXA — SP ADR

23,080

916,507

Ericsson — SP ADR†

18,670

435,945

ABN AMRO Holding NV —

Total Information Technology

2,895,355

SP ADR†

2

108

INDUSTRIALS 3.1%

Total Financials

16,075,455

Siemens AG — SP ADR†

10,420

1,639,691

ENERGY 11.7%

Koninklijke Philips Electronics

BP PLC — SP ADR

40,450

2,959,727

NV — SP ADR

14,380

614,745

Total SA — SP ADR

33,190

2,741,494

Ryanair Holdings PLC —

Royal Dutch Shell PLC —

SP ADR*†

7,990

315,126

SP ADR†

27,390

2,306,238

Total Industrials

2,569,562

ENI-Ente Nazionale

CONSUMER DISCRETIONARY 2.2%

Idrocarburi — SP ADR

23,880

1,729,628

DaimlerChrysler AG— SP ADR†

15,230

1,456,445

Total Energy

9,737,087

Luxottica Group — SP ADR†

10,770

339,147

HEALTH CARE 11.1%

Total Consumer Discretionary

1,795,592

GlaxoSmithKline PLC —

Total Common Stocks

SP ADR†

50,081

2,523,582

(Cost $51,143,620)

58,777,169

Novartis AG — SP ADR†

42,710

2,319,580

Sanofi-Aventis — SP ADR

40,460

1,842,144

FACE

AMOUNT

AstraZeneca PLC — SP ADR

27,180

1,163,848

Alcon, Inc. — SP ADR

3,760

537,830

REPURCHASE AGREEMENTS 23.8%

Shire PLC — SP ADR†

6,930

477,823

Repurchase Agreement (Note 5)

Teva Pharmaceutical

Mizuho Financial Group, Inc.

Industries Ltd. — SP ADR†

6,880

319,782

issued 12/31/07 at 1.40%

Total Health Care

9,184,589

due 01/02/08

$ 5,252,538

5,252,538

TELECOMMUNICATION SERVICES 10.8%

Morgan Stanley

Vodafone Group PLC —

issued 12/31/07 at 1.20%

SP ADR

71,471

2,667,298

due 01/02/08

5,252,538

5,252,538

Telefonica SA — SP ADR

26,010

2,538,316

UBS Financial Services, Inc.

Deutsche Telekom AG —

issued 12/31/07 at 1.14%

SP ADR

53,331

1,155,683

due 01/02/08

5,252,538

5,252,538

BT Group PLC — SP ADR

20,980

1,131,242

Lehman Brothers Holdings, Inc.

France Telecom SA — SP ADR

22,780

811,651

issued 12/31/07 at 1.00%

Telecom Italia — SP ADR†

20,230

623,893

due 01/02/08††

3,944,536

3,944,536

Total Telecommunication Services

8,928,083

Total Repurchase Agreements

(Cost $19,702,150)

19,702,150

MATERIALS 5.0%

Rio Tinto PLC — SP ADR†

3,070

1,289,093

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

81

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

EUROPE 1.25x STRATEGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

SECURITIES LENDING COLLATERAL 17.9%

Country Diversification

Investment in Securities Lending Short Term

Investment Portfolio Held by

SWEDEN

U.S. Bank (Note 8)

$14,834,105

$

14,834,105

1%

FINLAND

Total Securities Lending Collateral

ITALY

2%

(Cost $14,834,105)

14,834,105

4%

Total Investments 112.7%

SPAIN

(Cost $85,679,875)

$

93,313,424

8%

Liabilities in Excess of

Other Assets – (12.7)%

$  (10,480,765)

FRANCE

Net Assets – 100.0%

$

82,832,659

9%

GREAT

BRITAIN

UNREALIZED

LOSS

38%

UNITS

(NOTE 1)

NETHERLANDS

EQUITY INDEX SWAP AGREEMENTS

12%

March 2008 Dow Jones STOXX 50

Index Swap, Terminating 03/14/08**

(Notional Market Value

SWITZERLAND

GERMANY

$8,668,245)

1,639

$

(167,094)

13%

13%

March 2008 Dow Jones STOXX 50

Index Swap, Terminating 03/28/08**

The pie chart above reflects percentages of

(Notional Market Value

the market value of Common Stocks.

$36,369,310)

6,818

(458,366)

(Total Notional Market Value

$45,037,555)

$

(625,460)

*

Non-Income Producing Security.

**

Price Return based on Dow Jones STOXX 50 Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

All or a portion of this security is pledged as equity index swap collateral at December 31, 2007.

ADR — American Depository Receipt.

82

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

JAPAN 1.25x STRATEGY FUND

MARKET

UNREALIZED

FACE

VALUE

GAIN (LOSS)

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 38.5%

FOREIGN CURRENCY FUTURES

Federal Farm Credit Bank*

CONTRACTS PURCHASED

4.25% due 01/08/08

$2,000,000

$

1,998,583

March 2008 Japanese Yen

Fannie Mae*

Futures Contracts

4.31% due 01/11/08

2,000,000

1,997,845

(Aggregate Market Value

Farmer Mac*

of Contracts $6,783,750)

60

$

65,870

4.54% due 01/02/08

1,000,000

1,000,000

Federal Home Loan Bank*

FUTURES CONTRACTS PURCHASED

4.34% due 01/02/08

1,000,000

1,000,000

March 2008 Nikkei 225 Index

Futures Contracts

Total Federal Agency Discount Notes

(Aggregate Market Value

(Cost $5,996,428)

5,996,428

of Contracts $6,369,300)

84

$

(227,133)

REPURCHASE AGREEMENTS 63.5%

Repurchase Agreement (Note 5)

UNITS

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

EQUITY INDEX SWAP AGREEMENT

due 01/02/08†

3,641,381

3,641,381

March 2008 Topix 100 Index

Mizuho Financial Group, Inc.

Swap, Terminating 03/14/08**

issued 12/31/07 at 1.40%

(Notional Market Value

due 01/02/08

2,082,111

2,082,111

$13,577,203)

1,416,825

$

(380,195)

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

2,082,111

2,082,111

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

2,082,111

2,082,111

Total Repurchase Agreements

(Cost $9,887,714)

9,887,714

Total Investments 102.0%

(Cost $15,884,142)

$ 15,884,142

Liabilities in Excess of

Other Assets – (2.0)%

$

(315,921)

Net Assets – 100.0%

$ 15,568,221

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Price Return based on Topix 100 Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as equity index swap collateral at December 31, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

83

SCHEDULE OF INVESTMENTS

December 31, 2007

DOW 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 71.8%

MATERIALS 3.6%

E.I. du Pont de Nemours and Co.

19,710

$

869,014

INDUSTRIALS 18.4%

Alcoa, Inc.

19,710

720,400

Boeing Co.

19,710

$

1,723,836

Total Materials

1,589,414

3M Co.

19,710

1,661,947

Total Common Stocks

United Technologies Corp.

19,702

1,507,991

(Cost $28,201,914)

32,161,791

Caterpillar, Inc.

19,710

1,430,158

Honeywell International, Inc.

19,710

1,213,545

FACE

General Electric Co.

19,710

730,650

AMOUNT

Total Industrials

8,268,127

REPURCHASE AGREEMENTS 22.2%

CONSUMER STAPLES 11.3%

Repurchase Agreement (Note 5)

Altria Group, Inc.

19,710

1,489,682

Lehman Brothers Holdings, Inc.

Procter & Gamble Co.

19,708

1,446,961

issued 12/31/07 at 1.00%

Coca-Cola Co.

19,710

1,209,603

due 01/02/08††

$4,194,918

4,194,918

Wal-Mart Stores, Inc.

19,710

936,816

Mizuho Financial Group, Inc.

Total Consumer Staples

5,083,062

issued 12/31/07 at 1.40%

due 01/02/08

1,923,448

1,923,448

INFORMATION TECHNOLOGY 9.7%

Morgan Stanley

International Business

issued 12/31/07 at 1.20%

Machines Corp.

19,710

2,130,651

due 01/02/08

1,923,448

1,923,448

Hewlett-Packard Co.

19,710

994,961

UBS Financial Services, Inc.

Microsoft Corp.

19,710

701,676

issued 12/31/07 at 1.14%

Intel Corp.

19,710

525,469

due 01/02/08

1,923,448

1,923,448

Total Information Technology

4,352,757

Total Repurchase Agreements

FINANCIALS 8.1%

(Cost $9,965,262)

9,965,262

American International

Group, Inc.

19,710

1,149,093

SECURITIES LENDING COLLATERAL 0.6%

American Express Co.

19,710

1,025,314

Investment in Securities Lending Short Term

JPMorgan Chase & Co.

19,709

860,298

Investment Portfolio Held by

Citigroup, Inc.

19,703

580,056

U.S. Bank (Note 8)

271,752

271,752

Total Financials

3,614,761

Total Securities Lending Collateral

HEALTH CARE 6.5%

(Cost $271,752)

271,752

Johnson & Johnson, Inc.

19,710

1,314,657

Total Investments 94.6%

Merck & Co., Inc.

19,710

1,145,348

(Cost $38,438,928)

$ 42,398,805

Pfizer, Inc.

19,710

448,008

Other Assets in Excess

Total Health Care

2,908,013

of Liabilities – 5.4%

$

2,425,991

CONSUMER DISCRETIONARY 6.3%

Net Assets – 100.0%

$ 44,824,796

McDonald’s Corp.

19,710

1,161,116

Walt Disney Co.

19,710

636,239

UNREALIZED

Home Depot, Inc.

19,710

530,987

GAIN

CONTRACTS

(NOTE 1)

General Motors Corp.†

19,710

490,582

Total Consumer Discretionary

2,818,924

FUTURES CONTRACTS PURCHASED

ENERGY 4.1%

March 2008 Dow Jones Industrial

Exxon Mobil Corp.

19,710

1,846,630

Average Index Mini Futures

Contracts

Total Energy

1,846,630

(Aggregate Market Value of

TELECOMMUNICATION SERVICES 3.8%

Contracts $25,387,935)

381

$

62,353

Verizon Communications, Inc.

19,706

860,955

AT&T, Inc.

19,710

819,148

Total Telecommunication Services

1,680,103

84

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

DOW 2x STRATEGY FUND

UNREALIZED

LOSS

UNITS

(NOTE 1)

EQUITY INDEX SWAP AGREEMENT

March 2008 Dow Jones Industrial

Average Index Swap,

Terminating 03/14/08*

(Notional Market Value

$32,561,932)

2,455

$

(590,117)

*

Price Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

††

All or a portion of this security is pledged as equity index swap collateral at December 31, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

85

SCHEDULE OF INVESTMENTS

December 31, 2007

INVERSE DOW 2x STRATEGY FUND

MARKET

UNREALIZED

FACE

VALUE

GAIN

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 33.6%

FUTURES CONTRACTS SOLD SHORT

Farmer Mac*

March 2008 Dow Jones Industrial

4.54% due 01/02/08

$1,000,000

$

1,000,000

Average Index Mini Futures

Federal Home Loan Bank*

Contracts

4.34% due 01/02/08

1,000,000

1,000,000

(Aggregate Market Value

Federal Farm Credit Bank*

of Contracts $4,930,990)

74

$

113,723

4.25% due 01/08/08

1,000,000

999,292

Fannie Mae*

4.31% due 01/11/08

1,000,000

998,922

UNITS

Total Federal Agency Discount Notes

EQUITY INDEX SWAP AGREEMENT

(Cost $3,998,214)

3,998,214

SOLD SHORT

March 2008 Dow Jones Industrial

REPURCHASE AGREEMENTS 63.0%

Average Index Swap,

Repurchase Agreement (Note 5)

Terminating 03/14/08**

Lehman Brothers Holdings, Inc.

(Notional Market Value

issued 12/31/07 at 1.00%

$18,694,599)

1,409

$

393,407

due 01/02/08†

2,722,866

2,722,866

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40%

due 01/02/08

1,587,577

1,587,577

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

1,587,577

1,587,577

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

1,587,577

1,587,577

Total Repurchase Agreements

(Cost $7,485,597)

7,485,597

Total Investments 96.6%

(Cost $11,483,811)

$   11,483,811

Other Assets in Excess

of Liabilities – 3.4%

$

 400,799

Net Assets – 100.0%

$  11, 884,610

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Price Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

†

All or a portion of this security is pledged as equity index swap collateral at December 31, 2007.

86

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

SMALL-CAP VALUE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 100.0%

Corus Bankshares, Inc.

11,100

$

118,437

Colonial Properties Trust†

4,141

93,711

CONSUMER DISCRETIONARY 29.2%

First Bancorp Puerto Rico†

12,567

91,613

Stein Mart, Inc.†

29,357

$

139,152

Franklin Bank Corp.*

19,030

82,019

La-Z-Boy, Inc.†

16,701

132,439

Bankunited Financial Corp. —

Lithia Motors, Inc. — Class A

9,511

130,586

Class A†

11,370

78,453

Kellwood Co.

7,766

129,226

BankAtlantic Bancorp, Inc. —

Standard Motor Products, Inc.†

15,728

128,340

Class A

18,510

75,891

Building Material

Independent Bank Corp.

7,449

70,765

Holding Corp.†

21,598

119,437

Central Pacific Financial Corp.

3,712

68,523

Bassett Furniture

Safety Insurance Group, Inc.

1,753

64,195

Industries, Inc.

12,115

113,154

Umpqua Holding Corp.†

4,090

62,741

Haverty Furniture Cos., Inc.

11,598

104,266

Triad Guaranty, Inc.*

6,360

62,328

Finish Line — Class A

40,510

98,034

SWS Group, Inc.

4,876

61,779

Tuesday Morning Corp.†

18,760

95,113

Irwin Financial Corp.†

7,939

58,352

Group 1 Automotive, Inc.†

3,993

94,834

Provident Bankshares Corp.†

2,538

54,288

PEP Boys-Manny Moe & Jack†

8,242

94,618

Parkway Properties, Inc.

1,457

53,880

Sonic Automotive, Inc.

4,723

91,437

Susquehanna Bancshares, Inc.†

2,883

53,163

Monaco Coach Corp.

9,936

88,232

South Financial Group, Inc.†

3,162

49,422

Arctic Cat, Inc.

7,187

85,813

BioMed Realty Trust, Inc.

2,110

48,889

Triarc Cos., Inc. — Class B

9,113

79,830

Downey Financial Corp.†

1,560

48,532

M/I Homes, Inc.†

7,583

79,621

Lexington Realty Trust†

3,308

48,098

Jo-Ann Stores, Inc.*

6,015

78,676

Medical Properties Trust Inc.†

4,690

47,791

Oxford Industries, Inc.

3,030

78,083

Presidential Life Corp.

2,725

47,715

MarineMax, Inc.*†

4,360

67,580

Mid-America Apartment

O’Charleys, Inc.

4,369

65,448

Communities, Inc.

1,038

44,374

Superior Industries

FirstFed Financial Corp.*

1,190

42,626

International, Inc.†

3,523

64,013

Kite Realty Group Trust

2,686

41,015

Fred’s, Inc.†

6,643

63,972

First Financial Bancorp

3,595

40,983

Cato Corp. — Class A

3,860

60,448

First Commonwealth

Nautilus, Inc.

12,190

59,121

Financial Corp.†

3,721

39,629

National Presto Industries, Inc.

1,099

57,873

Hanmi Financial Corp.

4,560

39,307

Brown Shoe Co., Inc.†

3,250

49,303

DiamondRock Hospitality Co.

2,610

39,098

Zale Corp.*

2,960

47,538

National Retail Properties, Inc.†

1,653

38,647

Live Nation, Inc.*

3,110

45,157

Sterling Bancorp

2,781

37,933

Landry’s Restaurants, Inc.†

2,283

44,975

Senior Housing Properties Trust

1,626

36,878

Libbey, Inc.

2,642

41,849

Sterling Savings Bank

2,190

36,770

Coachmen Industries, Inc.

6,106

36,331

Community Bank System, Inc.

1,807

35,905

Audiovox Corp. — Class A*

2,414

29,934

Guaranty Financial Group, Inc.*

2,180

34,880

Ethan Allen Interiors, Inc.†

1,017

28,985

Selective Insurance

Big 5 Sporting Goods Corp.

1,910

27,542

Group, Inc.†

1,506

34,623

Steak n Shake Co.*

2,400

26,160

Sovran Self Storage, Inc.†

857

34,366

CPI Corp.

1,090

25,670

Whitney Holding Corp.

1,288

33,681

Cabela’s, Inc. — Class A*†

1,310

19,742

Entertainment

CKE Restaurants, Inc.

1,320

17,424

Properties Trust†

647

30,409

Total Consumer Discretionary

2,839,956

LTC Properties, Inc.

1,206

30,210

FINANCIALS 28.4%

Inland Real Estate Corp.†

1,993

28,221

LandAmerica Financial

Brookline Bancorp, Inc.†

2,512

25,522

Group, Inc.†

4,340

145,173

Bank Mutual Corp.

2,377

25,125

Stewart Information

Financial Federal Corp.

1,100

24,519

Services Corp.†

5,005

130,580

Dime Community Bancshares

1,879

23,995

Flagstar Bancorp, Inc.†

18,052

125,822

United Fire & Casualty Co.

820

23,854

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

87

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

SMALL-CAP VALUE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

TrustCo Bank Corp.

2,162

$

21,447

Material Sciences Corp.*

3,491

$

25,938

PS Business Parks, Inc.

340

17,867

Caraustar Industries, Inc.*

7,700

23,793

Anchor BanCorp

Omnova Solutions, Inc.*

5,113

22,548

Wisconsin, Inc.

750

17,640

Total Materials

766,552

First Midwest Bancorp, Inc.†

560

17,136

UTILITIES 6.9%

United Bankshares, Inc.

610

17,092

Atmos Energy Corp.†

3,494

97,972

Total Financials

2,755,912

Laclede Group, Inc.

2,029

69,473

INDUSTRIALS 14.4%

CH Energy Group, Inc.

1,498

66,721

Wabash National Corp.†

16,571

127,431

Southwest Gas Corp.

1,934

57,575

Mesa Air Group, Inc.*

30,846

95,314

Avista Corp.†

2,099

45,212

Volt Information Sciences, Inc.*

5,083

92,816

Central Vermont Public

Arkansas Best Corp.†

3,845

84,359

Service Corp.

1,305

40,246

Spherion Corp.*

10,859

79,053

UIL Holding Corp.

1,071

39,573

Standard Register Co.

6,438

75,067

Unisource Energy Corp.

1,237

39,027

Standex International Corp.

4,145

72,330

Allete, Inc.†

935

37,007

Gibraltar Industries, Inc.

4,568

70,438

UGI Corp.

1,334

36,352

Universal Forest Products, Inc.

2,287

67,375

New Jersey Resources Corp.

666

33,313

Angelica Corp.

3,144

60,050

Piedmont Natural Gas Co.†

1,179

30,843

Griffon Corp.*

4,760

59,262

Cleco Corp.

1,106

30,747

Briggs & Stratton Corp.†

2,257

51,144

Southern Union Co.

810

23,782

Frontier Airlines

Northwest Natural Gas Co.

427

20,778

Holdings, Inc.*†

9,692

50,980

Total Utilities

668,621

ABM Industries, Inc.

2,305

46,999

INFORMATION TECHNOLOGY 6.9%

Watsco, Inc.

1,200

44,112

Gevity HR, Inc.

17,397

133,783

Applied Signal Technology, Inc.

3,115

42,302

SYNNEX Corp.*

4,874

95,530

A.O. Smith Corp.

1,093

38,310

Bell Microproducts, Inc.*

11,129

66,885

Tredegar Corp.

2,374

38,174

Photronics, Inc.*†

4,280

53,372

Lydall, Inc.*

3,555

37,399

Insight Enterprises, Inc.*

2,243

40,912

CDI Corp.

1,353

32,824

Ciber, Inc.*

5,839

35,676

C&D Technologies, Inc.*†

4,077

26,949

Ditech Networks, Inc.*

9,100

31,577

NCI Building Systems, Inc.*

860

24,759

CTS Corp.

3,148

31,260

Mueller Industries, Inc.

812

23,540

Park Electrochemical Corp.

1,083

30,584

United Stationers, Inc.*

409

18,900

Benchmark Electronics, Inc.*

1,530

27,127

Lawson Products, Inc.

492

18,657

Rudolph Technologies, Inc.*

2,240

25,357

Insituform Technologies, Inc. —

Gerber Scientific, Inc.*

2,310

24,948

Class A*

1,190

17,612

Black Box Corp.

680

24,596

Total Industrials

1,396,156

Methode Electronics, Inc. —

MATERIALS 7.9%

Class A

1,466

24,101

Georgia Gulf Corp.†

18,598

123,119

Symmetricom, Inc.*

4,420

20,818

Tronox, Inc.

12,468

107,848

Total Information Technology

666,526

Chesapeake Corp.

18,606

96,565

CONSUMER STAPLES 4.4%

PolyOne Corp.*

11,762

77,394

Nash Finch Co.

2,415

85,201

Wausau Paper Corp.

7,456

67,029

Central Garden and Pet Co. —

A. Schulman, Inc.

2,580

55,599

Class A*

15,650

83,884

Quaker Chemical Corp.

2,477

54,420

Spartan Stores, Inc.†

2,559

58,473

Rock-Tenn Co. — Class A

2,107

53,539

Performance Food Group Co.*

2,143

57,582

A.M. Castle & Co.†

1,130

30,725

Alliance One International, Inc.*

12,584

51,217

Schweitzer-Mauduit

Spectrum Brands, Inc.*†

6,175

32,913

International, Inc.

1,082

28,035

Lance, Inc.

999

20,400

88

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

SMALL-CAP VALUE FUND

MARKET

VALUE

SHARES

(NOTE 1)

Great Atlantic & Pacific

Tea Co.*†

650

$

20,364

Longs Drug Stores Corp.

409

19,223

Total Consumer Staples

429,257

HEALTH CARE 1.9%

Cambrex Corp.

6,340

53,129

Owens & Minor, Inc.

843

35,769

Medcath Corp.*

1,108

27,212

Datascope Corp.

702

25,553

Hooper Holmes, Inc.*

13,020

22,394

Gentiva Health Services, Inc.*

909

17,308

Total Health Care

181,365

Total Common Stocks

(Cost $9,404,459)

9,704,345

FACE

AMOUNT

REPURCHASE AGREEMENT 0.1%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

$

13,719

13,719

Total Repurchase Agreement

(Cost $13,719)

13,719

SECURITIES LENDING COLLATERAL 15.9%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

1,544,114

1,544,114

Total Securities Lending Collateral

(Cost $1,544,114)

1,544,114

Total Investments 116.0%

(Cost $10,962,292)

$ 11,262,178

Liabilities in Excess of

Other Assets – (16.0)%

$  (1,552,528)

Net Assets – 100.0%

$

9,709,650

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

89

SCHEDULE OF INVESTMENTS

December 31, 2007

MID-CAP VALUE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Furniture Brands

International, Inc.†

34,815

$

350,239

FINANCIALS 29.8%

Lee Enterprises, Inc.†

23,326

341,726

IndyMac Bancorp, Inc.

60,710

$

361,224

Charming Shoppes, Inc.*

52,410

283,538

Fidelity National Financial,

Ryland Group, Inc.†

10,230

281,836

Inc. — Class A†

21,079

307,964

Media General, Inc.†

12,920

274,550

First American Corp.

6,806

232,221

Foot Locker, Inc.†

19,329

264,034

Old Republic

Borders Group, Inc.†

20,858

222,138

International Corp.

13,195

203,335

Modine Manufacturing Co.

11,965

197,542

AmeriCredit Corp.*†

14,732

188,422

Entercom

The PMI Group, Inc.

11,970

158,962

Communications Corp.

14,050

192,345

Hospitality Properties Trust†

4,622

148,921

Ruby Tuesday, Inc.

19,090

186,128

Colonial BancGroup, Inc.

10,965

148,466

Lear Corp.*†

5,673

156,915

First Niagara Financial

Rent-A-Center, Inc.*

10,120

146,942

Group, Inc.†

11,805

142,132

Belo Corp. — Class A†

7,685

134,026

Highwoods Properties, Inc.†

4,740

139,261

Collective Brands, Inc.*

6,840

118,948

Mack-Cali Realty Corp.

4,072

138,448

Bob Evans Farms, Inc.

3,126

84,183

Protective Life Corp.

3,339

136,966

Regis Corp.

2,880

80,525

Unitrin, Inc.

2,688

128,997

Scholastic Corp.*

2,257

78,747

Webster Financial Corp.

3,973

127,017

Barnes & Noble, Inc.†

2,080

71,656

Liberty Property Trust

4,142

119,331

99 Cents Only Stores*

6,800

54,128

Mercury General Corp.

2,329

116,007

Boyd Gaming Corp.

1,490

50,764

TCF Financial Corp.

6,310

113,138

Total Consumer Discretionary

3,969,190

American Financial Group, Inc.

3,858

111,419

UTILITIES 13.5%

New York Community

PNM Resources, Inc.†

9,021

193,501

Bancorp, Inc.†

6,190

108,820

Energy East Corp.

6,614

179,967

Associated Banc-Corp.

3,945

106,870

Great Plains Energy, Inc.†

5,636

165,248

Duke Realty Corp.†

3,994

104,164

Hawaiian Electric

FirstMerit Corp.†

4,967

99,390

Industries, Inc.

6,444

146,730

Camden Property Trust

1,970

94,855

Vectren Corp.†

5,054

146,617

Health Care REIT, Inc.†

2,031

90,765

WGL Holdings, Inc.

4,435

145,291

Nationwide Health

Oneok, Inc.

3,021

135,250

Properties, Inc.†

2,779

87,177

AGL Resources, Inc.

3,527

132,756

Commerce Group, Inc.

2,400

86,352

Westar Energy, Inc.

4,815

124,901

Hanover Insurance Group, Inc.

1,710

78,318

SCANA Corp.

2,781

117,219

Cousins Properties, Inc.†

3,378

74,654

OGE Energy Corp.

2,767

100,415

Horace Mann Educators Corp.

3,892

73,714

Alliant Energy Corp.

2,347

95,499

Weingarten Realty Investors†

2,336

73,444

Black Hills Corp.

2,123

93,624

Equity One, Inc.†

3,188

73,420

IDACORP, Inc.†

2,656

93,544

First Community Bancorp

1,770

72,995

Puget Energy, Inc.

3,403

93,344

UDR, Inc.

3,670

72,850

NSTAR

2,507

90,804

Astoria Financial Corp.

3,128

72,789

Sierra Pacific Resources†

3,288

55,830

Arthur J. Gallagher & Co.†

2,920

70,635

Aquila, Inc.*

13,780

51,399

Everest Re Group Ltd.

700

70,280

Realty Income Corp.†

2,419

65,361

Total Utilities

2,161,939

Washington Federal, Inc.

2,875

60,691

INDUSTRIALS 11.8%

Wilmington Trust Corp.

1,590

55,968

YRC Worldwide, Inc.*†

19,086

326,180

BRE Properties, Inc. — Class A

1,290

52,284

Kelly Services, Inc.†

15,671

292,421

Total Financials

4,768,027

Avis Budget Group, Inc.*

20,108

261,404

Federal Signal Corp.

15,210

170,656

CONSUMER DISCRETIONARY 24.8%

Alaska Air Group, Inc.*

6,524

163,165

ArvinMeritor, Inc.†

33,954

398,280

GATX Corp.

2,950

108,206

90

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

MID-CAP VALUE FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Trinity Industries, Inc.†

3,570

$

99,103

REPURCHASE AGREEMENT 0.6%

Manpower, Inc.

1,719

97,811

Repurchase Agreement (Note 5)

United Rentals, Inc.*

4,737

86,971

Lehman Brothers Holdings, Inc.

Timken Co.

2,593

85,180

issued 12/31/07 at 1.00%

Werner Enterprises, Inc.†

4,493

76,516

due 01/02/08

$

97,313

$

97,313

JetBlue Airways Corp.*†

11,830

69,797

Total Repurchase Agreement

Teleflex, Inc.

880

55,449

(Cost $97,313)

97,313

Total Industrials

1,892,859

SECURITIES LENDING COLLATERAL 19.0%

INFORMATION TECHNOLOGY 7.1%

Investment in Securities Lending Short Term

Imation Corp.

11,350

238,350

Investment Portfolio Held by

Ingram Micro, Inc. — Class A*

9,235

166,599

U.S. Bank (Note 8)

3,035,322

3,035,322

Palm, Inc.†

23,960

151,906

Tech Data Corp.*

3,376

127,343

Total Securities Lending Collateral

Acxiom Corp.

10,430

122,344

(Cost $3,035,322)

3,035,322

Vishay Intertechnology, Inc.*

9,067

103,454

Total Investments 119.1%

KEMET Corp.*

15,258

101,161

(Cost $19,065,901)

$ 19,051,937

Arrow Electronics, Inc.*

1,882

73,925

Liabilities in Excess of

Diebold, Inc.

1,970

57,091

Other Assets – (19.1)%

$  (3,054,145)

Total Information Technology

1,142,173

Net Assets – 100.0%

$ 15,997,792

MATERIALS 7.0%

Chemtura Corp.

22,442

175,048

Louisiana-Pacific Corp.

10,550

144,324

Olin Corp.

6,656

128,660

RPM International, Inc.

6,187

125,596

Ferro Corp.

5,580

115,673

Worthington Industries, Inc.

5,687

101,684

Valspar Corp.

3,820

86,103

Sonoco Products Co.

2,426

79,282

Cabot Corp.

1,634

54,478

Sensient Technologies Corp.

1,862

52,657

Lubrizol Corp.

901

48,798

Total Materials

1,112,303

HEALTH CARE 3.2%

Health Management

Associates, Inc. — Class A

35,310

211,154

Kindred Healthcare, Inc.*

7,080

176,859

Omnicare, Inc.

5,140

117,243

Total Health Care

505,256

CONSUMER STAPLES 2.3%

Universal Corp.†

3,133

160,472

Smithfield Foods, Inc.*†

3,367

97,374

J.M. Smucker Co.

1,173

60,339

Ruddick Corp.

1,424

49,370

Total Consumer Staples

367,555

Total Common Stocks

(Cost $15,933,266)

15,919,302

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

91

SCHEDULE OF INVESTMENTS

December 31, 2007

LARGE-CAP VALUE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.9%

M&T Bank Corp.

1,100

$

89,727

General Growth Properties, Inc.

2,030

83,595

FINANCIALS 36.3%

Lehman Brothers Holdings, Inc.

1,200

78,528

Washington Mutual, Inc.†

30,941

$

421,107

Chubb Corp.

1,392

75,975

Freddie Mac

11,740

399,982

PNC Financial

CIT Group, Inc.

16,475

395,894

Services Group, Inc.†

1,123

73,725

Countrywide Financial Corp.†

38,560

344,726

Total Financials

9,001,833

National City Corp.

20,541

338,105

CONSUMER DISCRETIONARY 26.5%

E*Trade Financial Corp.*†

84,920

301,466

KB HOME†

24,760

534,816

First Horizon National Corp.†

15,866

287,968

Lennar Corp. — Class A†

28,730

513,980

MBIA, Inc.†

13,650

254,300

D.R. Horton, Inc.

38,710

509,811

Huntington Bancshares, Inc.†

17,181

253,592

Dillard’s, Inc. — Class A†

24,922

468,035

Regions Financial Corp.†

10,675

252,464

OfficeMax, Inc.†

21,639

447,062

KeyCorp

10,629

249,250

Circuit City Stores, Inc.†

106,345

446,649

Wachovia Corp.†

6,287

239,095

Jones Apparel Group, Inc.

22,110

353,539

Ambac Financial Group, Inc.†

9,000

231,930

AutoNation, Inc.*†

21,141

331,068

Citigroup, Inc.

7,556

222,449

Centex Corp.

12,020

303,625

Comerica, Inc.†

5,090

221,568

Brunswick Corp.†

16,257

277,182

Sovereign Bancorp, Inc.†

19,320

220,248

Gannett Co., Inc.

7,060

275,340

XL Capital Ltd.†

4,327

217,691

New York Times Co. —

Allstate Corp.

3,979

207,823

Class A†

13,186

231,151

Bank of America Corp.

4,762

196,480

Whirlpool Corp.

2,524

206,034

American Capital

CBS Corp.

7,492

204,157

Strategies Ltd.

5,510

181,610

Ford Motor Co.*†

28,431

191,341

Marshall & Ilsley Corp.†

6,700

177,416

Leggett & Platt, Inc.†

10,553

184,044

Bear Stearns Cos., Inc.†

1,967

173,588

Macy’s, Inc.

7,019

181,581

BB&T Corp.†

5,579

171,108

Office Depot, Inc.*

10,260

142,717

Apartment Investment &

Eastman Kodak Co.†

5,898

128,989

Management Co. —

Limited Brands, Inc.†

6,140

116,230

Class A†

4,895

170,003

J.C. Penney Co., Inc.

2,400

105,576

Travelers Cos, Inc.

3,087

166,081

Liz Claiborne, Inc.†

5,010

101,953

Morgan Stanley

3,100

164,641

Time Warner, Inc.

6,142

101,404

Fifth Third Bancorp†

6,340

159,324

Carnival Corp.

1,700

75,633

Cincinnati Financial Corp.

3,921

155,036

Big Lots, Inc.*†

4,680

74,833

SunTrust Banks, Inc.†

2,391

149,414

Mattel, Inc.

3,870

73,685

JPMorgan Chase & Co.

3,354

146,402

Genworth Financial, Inc. —

Total Consumer Discretionary

6,580,435

Class A

5,614

142,876

UTILITIES 14.0%

Zions Bancorporation†

3,060

142,871

Integrys Energy Group, Inc.

6,738

348,287

Equity Residential

3,910

142,598

NiSource, Inc.†

17,880

337,753

Marsh & McLennan Cos., Inc.

5,290

140,026

DTE Energy Co.

5,997

263,628

Merrill Lynch & Co., Inc.†

2,160

115,949

Pinnacle West Capital Corp.†

5,698

241,652

Lincoln National Corp.

1,954

113,762

Duke Energy Corp.†

11,535

232,661

Developers Diversified

Progress Energy, Inc.†

4,638

224,618

Realty Corp.†

2,970

113,721

Consolidated Edison, Inc.

4,414

215,624

Hartford Financial

Pepco Holdings, Inc.

7,050

206,777

Services Group, Inc.

1,247

108,726

Nicor, Inc.†

4,747

201,036

Host Hotels & Resorts, Inc.

6,280

107,011

TECO Energy, Inc.†

11,620

199,980

Capital One Financial Corp.

2,230

105,390

Xcel Energy, Inc.

7,543

170,246

U.S. Bancorp†

3,310

105,059

Ameren Corp.†

3,091

167,563

ACE Ltd.

1,580

97,612

CenterPoint Energy, Inc.

7,949

136,166

Wells Fargo & Co.†

3,111

93,921

Southern Co.†

2,929

113,499

92

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

LARGE-CAP VALUE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

CMS Energy Corp.

6,435

$

111,840

INFORMATION TECHNOLOGY 2.4%

American Electric

Jabil Circuit, Inc.†

15,890

$

242,640

Power Co., Inc.

2,360

109,882

Electronic Data Systems Corp.

9,316

193,121

PG&E Corp.

2,413

103,976

Micron Technology, Inc.*†

21,452

155,527

Dominion Resources, Inc.

1,824

86,549

Total Information Technology

591,288

Total Utilities

3,471,737

ENERGY 1.8%

MATERIALS 4.2%

Spectra Energy Corp.†

17,080

441,006

Ashland, Inc.

5,069

240,422

Total Energy

441,006

Weyerhaeuser Co.†

2,893

213,330

Total Common Stocks

International Paper Co.†

6,302

204,059

(Cost $24,611,777)

24,777,998

Dow Chemical Co.

3,731

147,076

Bemis Co.†

4,973

136,161

FACE

MeadWestvaco Corp.

3,065

95,934

AMOUNT

Total Materials

1,036,982

REPURCHASE AGREEMENT 0.1%

CONSUMER STAPLES 4.1%

Repurchase Agreement (Note 5)

Tyson Foods, Inc. — Class A

21,324

326,897

Lehman Brothers Holdings, Inc.

SUPERVALU, Inc.

7,357

276,035

issued 12/31/07 at 1.00%

Dean Foods Co.

4,810

124,386

due 01/02/08

$

27,930

27,930

Kroger Co.

4,214

112,556

Total Repurchase Agreement

Reynolds American, Inc.

1,465

96,631

(Cost $27,930)

27,930

Safeway, Inc.

2,423

82,891

SECURITIES LENDING COLLATERAL 27.3%

Total Consumer Staples

1,019,396

Investment in Securities Lending Short Term

INDUSTRIALS 3.8%

Investment Portfolio Held by

Ryder System, Inc.†

5,154

242,290

U.S. Bank (Note 8)

6,754,697

6,754,697

Masco Corp.†

8,787

189,887

Total Securities Lending Collateral

Tyco International Ltd.†

3,580

141,947

(Cost $6,754,697)

6,754,697

Allied Waste Industries, Inc.*

10,425

114,884

RR Donnelley & Sons Co.

2,887

108,955

Total Investments 127.3%

Avery Dennison Corp.

1,430

75,990

(Cost $31,394,404)

$ 31,560,625

Northrop Grumman Corp.

886

69,675

Liabilities in Excess of

Total Industrials

943,628

Other Assets – (27.3)%

$  (6,761,341)

HEALTH CARE 3.5%

Net Assets – 100.0%

$ 24,799,284

AmerisourceBergen Corp.

6,480

290,758

McKesson Corp.

2,174

142,419

Cardinal Health, Inc.

2,010

116,078

Tenet Healthcare Corp.*†

21,756

110,520

Pfizer, Inc.

4,700

106,831

Covidien Ltd.

2,180

96,552

Total Health Care

863,158

TELECOMMUNICATION SERVICES 3.3%

Sprint Nextel Corp.†

13,940

183,032

Embarq Corp.†

3,108

153,939

Citizens Communications Co.

11,499

146,382

Verizon Communications, Inc.

3,250

141,993

Windstream Corp.

8,459

110,136

AT&T, Inc.

2,239

93,053

Total Telecommunication Services

828,535

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

93

SCHEDULE OF INVESTMENTS

December 31, 2007

SMALL-CAP GROWTH FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.4%

Meritage Homes Corp.*†

7,281

$

106,084

Coinstar, Inc.*†

3,745

105,422

INFORMATION TECHNOLOGY 24.8%

Pre-Paid Legal Services, Inc.*†

1,859

102,896

Wright Express Corp.*

4,370

$

155,091

Zumiez, Inc.*

4,110

100,120

Netgear, Inc.*†

4,306

153,595

Panera Bread Co. — Class A*†

2,780

99,580

Bankrate, Inc.*†

3,153

151,628

Pool Corp.†

4,950

98,158

j2 Global

Drew Industries, Inc.*

3,105

85,077

Communications, Inc.*†

6,950

147,131

Gymboree Corp.*

2,775

84,527

DealerTrack Holdings, Inc.*†

3,860

129,194

Select Comfort Corp.*

11,670

81,807

Epicor Software Corp.*

10,500

123,690

Hibbett Sports Inc.*†

4,076

81,438

Flir Systems, Inc.*

3,730

116,749

Jos. A. Bank Clothiers, Inc.*†

2,757

78,437

Websense, Inc.*†

6,480

110,030

Standard-Pacific Corp.†

23,196

77,707

Quality Systems, Inc.†

3,532

107,691

Tractor Supply Co.*†

2,111

75,869

Secure Computing Corp.*

10,340

99,264

Sonic Corp.*†

3,318

72,664

InfoSpace, Inc.†

5,050

94,940

Polaris Industries, Inc.†

1,510

72,133

Ansoft Corp.*

3,630

93,835

Papa John’s International, Inc.*

3,155

71,619

United Online, Inc.†

7,820

92,432

Monarch Casino &

Factset Research Systems, Inc.†

1,521

84,720

Resort, Inc.*†

2,862

68,917

Smith Micro Software, Inc.*†

9,990

84,615

Arbitron, Inc.

1,650

68,591

Intevac, Inc.*

5,748

83,576

Stamps.com, Inc.*

5,560

67,721

Sonic Solutions, Inc.*†

7,959

82,694

P.F. Chang’s China Bistro, Inc.*

2,880

65,779

Comtech

CEC Entertainment, Inc.*†

2,438

63,290

Telecommunications Corp.*

1,489

80,421

Deckers Outdoor Corp.*

395

61,249

Concur Technologies, Inc.*

2,190

79,300

Dress Barn, Inc.*

4,885

61,111

Faro Technologies, Inc.*

2,790

75,832

Fossil, Inc.*†

1,368

57,429

Blackbaud, Inc.

2,678

75,091

Christopher & Banks Corp.†

4,682

53,609

SPSS, Inc.*

1,960

70,384

Universal Technical

Brightpoint, Inc.*

4,480

68,813

Institute, Inc.*

3,120

53,040

AMIS Holdings, Inc.*

6,659

66,723

Bright Horizons Family

EPIQ Systems, Inc.*

3,785

65,897

Solutions, Inc.*†

1,471

50,808

CACI International, Inc. —

LKQ Corp.*

1,650

34,683

Class A*

1,426

63,842

WMS Industries, Inc.*

890

32,610

Ansys, Inc.*†

1,462

60,614

Total Consumer Discretionary

2,874,013

Scansource, Inc.*

1,833

59,298

HEALTH CARE 21.2%

Daktronics, Inc.†

2,610

58,908

LCA-Vision, Inc.

7,670

153,170

Micros Systems, Inc.*†

805

56,479

LHC Group, Inc.*

6,080

151,878

Tyler Technologies, Inc.*

4,345

56,007

HealthExtras, Inc.*

5,744

149,804

LoJack Corp.*

3,280

55,137

Sierra Health Services, Inc.*

3,539

148,496

Diodes, Inc.*

1,627

48,924

LifeCell Corp.*

3,360

144,850

Stratasys, Inc.*†

1,780

45,995

Martek Biosciences Corp.*

4,530

133,997

Trimble Navigation Ltd.*†

1,470

44,453

Palomar Medical

ViaSat, Inc.*

1,270

43,726

Technologies, Inc.*†

8,145

124,781

Global Payments, Inc.

1

47

inVentiv Health, Inc.*

3,380

104,645

Total Information Technology

3,086,766

Immucor, Inc.*†

2,961

100,644

CONSUMER DISCRETIONARY 23.1%

Healthways, Inc.*

1,613

94,264

CROCS, Inc.*†

3,730

137,301

Molina Healthcare, Inc.*†

2,123

82,160

Stage Stores, Inc.†

8,853

131,024

AMN Healthcare Services, Inc.*

4,686

80,459

PetMed Express, Inc.*

10,533

127,449

Sunrise Senior Living, Inc.*

2,465

75,626

Shuffle Master, Inc.*†

10,379

124,444

Bradley Pharmaceuticals, Inc.*

3,790

74,663

Volcom, Inc.*

5,150

113,454

Integra LifeSciences

K-Swiss, Inc. — Class A†

5,965

107,966

Holdings Corp.*†

1,776

74,468

94

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

SMALL-CAP GROWTH FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Dionex Corp.*

855

$

70,845

St. Mary Land &

Cooper Cos., Inc.†

1,705

64,790

Exploration Co.

2,846

$

109,884

Idexx Laboratories, Inc.*

1,084

63,555

Hornbeck Offshore

Kendle International, Inc.*

1,280

62,618

Services, Inc.*†

2,411

108,374

Sciele Pharma, Inc.*†

3,019

61,739

Unit Corp.*

2,279

105,404

Pediatrix Medical Group, Inc.*

896

61,062

Helix Energy Solutions

PharmaNet Development

Group, Inc.*†

2,455

101,882

Group, Inc.*

1,464

57,403

Penn Virginia Corp.†

1,692

73,822

Respironics, Inc.*

831

54,414

Cabot Oil & Gas Corp.

1,545

62,372

AmSurg Corp.*

1,930

52,226

CARBO Ceramics, Inc.†

1,546

57,511

SurModics, Inc.*†

901

48,897

Oceaneering

PharMerica Corp.*

3,270

45,388

International, Inc.*

826

55,631

ICU Medical, Inc.*†

1,206

43,428

Superior Well Services, Inc.*

2,450

51,989

Kensey Nash Corp.*

1,418

42,427

Dril-Quip, Inc.*

510

28,387

Amedisys, Inc.*

871

42,261

Total Energy

1,012,928

Merit Medical Systems, Inc.*

2,915

40,519

INDUSTRIALS 6.8%

American Medical Systems

Ceradyne, Inc.*

2,429

113,993

Holdings, Inc.*†

2,426

35,080

Landstar System, Inc.†

2,431

102,467

Possis Medical, Inc.*

2,209

32,207

ASV, Inc.*†

6,914

95,759

Haemonetics Corp.*

500

31,510

AAR Corp.*

1,840

69,975

MGI Pharma, Inc.*

680

27,560

Knight Transportation, Inc.†

4,648

68,837

Total Health Care

2,631,834

Toro Co.†

1,258

68,485

FINANCIALS 9.3%

Simpson

TradeStation Group, Inc.*

10,560

150,058

Manufacturing Co., Inc.†

2,484

66,049

optionsXpress Holdings, Inc.†

4,420

149,484

Curtiss-Wright Corp.†

1,305

65,511

Zenith National

Heartland Express, Inc.†

3,915

55,515

Insurance Corp.

2,520

112,720

Forward Air Corp.†

1,760

54,859

Portfolio Recovery

Teledyne Technologies, Inc.*

860

45,864

Associates, Inc.†

2,798

110,997

Waste Connections, Inc.*

1,394

43,075

Fremont General Corp.*†

29,102

101,857

Total Industrials

850,389

Wilshire Bancorp, Inc.

11,980

94,043

CONSUMER STAPLES 3.5%

Philadelphia Consolidated

Mannatech, Inc.

23,193

146,580

Holding Corp.*

2,049

80,628

USANA Health Sciences, Inc.*†

3,446

127,778

Infinity Property &

United Natural Foods, Inc.*

1,820

57,730

Casualty Corp.

2,173

78,511

Chattem, Inc.*

720

54,389

World Acceptance Corp.*†

2,394

64,590

Boston Beer Co., Inc. —

Nara Bancorp, Inc.†

5,217

60,882

Class A*

1,130

42,544

PrivateBancorp, Inc.†

1,614

52,697

UCBH Holdings, Inc.†

3,453

48,894

Total Consumer Staples

429,021

First Cash Financial

MATERIALS 2.5%

Services, Inc.*

3,210

47,123

Headwaters, Inc.*†

8,779

103,065

Rewards Network, Inc.*†

874

4,344

Deltic Timber Corp.

1,750

90,108

Total Financials

1,156,828

Quanex Corp.†

1,190

61,761

Brush Engineered

ENERGY 8.2%

Materials, Inc.*

1,420

52,568

Basic Energy Services, Inc.*†

6,680

146,626

Petroleum

Total Materials

307,502

Development Corp.*†

1,878

111,046

Total Common Stocks

(Cost $10,895,516)

12,349,281

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

95

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

SMALL-CAP GROWTH FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENT 0.6%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

$

78,077

$

78,077

Total Repurchase Agreement

(Cost $78,077)

78,077

SECURITIES LENDING COLLATERAL 25.5%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

3,174,928

3,174,928

Total Securities Lending Collateral

(Cost $3,174,928)

3,174,928

Total Investments 125.5%

(Cost $14,148,521)

$ 15,602,286

Liabilities in Excess of

Other Assets – (25.5)%

$ (3,174,322)

Net Assets – 100.0%

$ 12,427,964

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

96

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

MID-CAP GROWTH FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.3%

Lincare Holdings, Inc.*†

6,426

$

225,938

Par Pharmaceutical Cos., Inc.*

9,085

218,040

CONSUMER DISCRETIONARY 24.8%

Gen-Probe, Inc.*

3,338

210,060

Aeropostale, Inc.*†

14,549

$

385,548

Techne Corp.*†

3,061

202,179

NVR, Inc.*†

732

383,568

Community Health

Chico’s FAS, Inc.*†

39,376

355,565

Systems, Inc.*†

5,470

201,624

Urban Outfitters, Inc.*†

11,975

326,439

Pharmaceutical Product

Toll Brothers, Inc.*†

15,097

302,846

Development, Inc.

4,959

200,195

Career Education Corp.*

12,032

302,484

Cerner Corp.*†

2,626

148,106

Chipotle Mexican Grill, Inc. —

Henry Schein, Inc.*

2,369

145,457

Class A*

1,980

291,199

Medicis Pharmaceutical

ITT Educational Services, Inc.*

3,188

271,841

Corp. — Class A†

4,619

119,955

Strayer Education, Inc.

1,573

268,322

Covance, Inc.*

1,346

116,590

Getty Images, Inc.*

9,140

265,060

Charles River Laboratories

Corinthian Colleges, Inc.*

16,423

252,914

International, Inc.*

1,570

103,306

Ross Stores, Inc.

9,268

236,983

Total Health Care

6,018,766

Timberland Co. — Class A*†

12,931

233,792

INFORMATION TECHNOLOGY 16.5%

Pacific Sunwear of

Digital River, Inc.*

13,160

435,201

California, Inc.*†

15,633

220,582

F5 Networks, Inc.*

13,120

374,183

Advance Auto Parts, Inc.

5,536

210,313

DST Systems, Inc.*†

4,244

350,342

Valassis

Western Digital Corp.*

10,923

329,984

Communications, Inc.*†

17,250

201,653

Silicon Laboratories, Inc.*

8,004

299,590

Sotheby’s Holdings, Inc. —

Cree, Inc.*†

10,388

285,358

Class A†

5,230

199,263

ACI Worldwide, Inc.*

13,130

249,995

Matthews International

McAfee, Inc.*

5,823

218,363

Corp. — Class A

4,139

193,995

Plantronics, Inc.†

8,371

217,646

Williams-Sonoma, Inc.†

7,438

192,644

Amphenol Corp. — Class A†

4,667

216,409

American Eagle Outfitters, Inc.

9,209

191,271

ValueClick, Inc.*

9,840

215,496

Warnaco Group, Inc.*

5,150

179,220

Alliance Data Systems Corp.*†

2,701

202,548

Scientific Games Corp. —

Global Payments, Inc.

4,245

197,477

Class A*

5,348

177,821

SRA International, Inc. —

Dollar Tree Stores, Inc.*

6,833

177,111

Class A*

5,592

164,684

Cheesecake Factory, Inc.*†

7,461

176,900

Fair Isaac Corp.

4,854

156,056

John Wiley & Sons, Inc. —

Harris Corp.

2,390

149,805

Class A

4,032

172,731

Macrovision Corp.*†

6,820

125,011

O’Reilly Automotive, Inc.*

4,885

158,421

Gartner, Inc. — Class A*†

5,060

88,854

Guess?, Inc.

2,770

104,955

Total Information Technology

4,277,002

Total Consumer Discretionary

6,433,441

INDUSTRIALS 10.3%

HEALTH CARE 23.2%

Joy Global, Inc.

5,450

358,719

Sepracor, Inc.*

16,627

436,459

Alliant Techsystems, Inc.*†
2,567

292,022

Psychiatric Solutions, Inc.*

13,240

430,300

Navigant Consulting, Inc.*

17,550

239,909

Ventana Medical Systems, Inc.*

4,900

427,427

Corporate Executive Board Co.

3,854

231,625

Intuitive Surgical, Inc.*

1,160

376,420

Graco, Inc.†

6,097

227,174

Invitrogen Corp.*

4,004

374,014

Korn/Ferry International, Inc.*

11,420

214,924

Kinetic Concepts, Inc.*†

6,660

356,710

Dun & Bradstreet Corp.†

2,326

206,153

VCA Antech, Inc.*

7,580

335,263

Donaldson Co., Inc.

3,630

168,359

Endo Pharmaceuticals

Rollins, Inc.

8,503

163,258

Holdings, Inc.*

11,640

310,439

Fastenal Co.†

3,944

159,417

Affymetrix, Inc.*†

13,280

307,299

Copart, Inc.*

3,529

150,159

Hologic, Inc.*†

4,475

307,164

Mine Safety Appliances Co.†

2,822

146,377

Apria Healthcare Group, Inc.*

10,817

233,323

Stericycle, Inc.*

1,850

109,890

ResMed, Inc.*†

4,426

232,498

Total Industrials

2,667,986

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

97

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

MID-CAP GROWTH FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

ENERGY 9.5%

REPURCHASE AGREEMENT 0.8%

Encore Acquisition Co.*†

13,500

$

450,495

Repurchase Agreement (Note 5)

Frontier Oil Corp.†

7,650

310,437

Lehman Brothers Holdings, Inc.

Cimarex Energy Co.

6,410

272,617

issued 12/31/07 at 1.00%

Grant Prideco, Inc.*

4,860

269,779

due 01/02/08

$

207,102

$

207,102

Denbury Resources, Inc.*

6,788

201,943

Total Repurchase Agreement

FMC Technologies, Inc.*

3,337

189,208

(Cost $207,102)

207,102

Newfield Exploration Co.*

3,406

179,496

Pioneer Natural

SECURITIES LENDING COLLATERAL 28.7%

Resources Co.†

3,511

171,477

Investment in Securities Lending Short Term

Quicksilver Resources, Inc.*†

2,735

162,979

Investment Portfolio Held by

Southwestern Energy Co.*

2,541

141,584

U.S. Bank (Note 8)

7,446,497

7,446,497

Cameron International Corp.*

2,160

103,961

Total Securities Lending Collateral

Total Energy

2,453,976

(Cost $7,446,497)

7,446,497

MATERIALS 6.0%

Total Investments 128.8%

Cleveland-Cliffs, Inc.†

3,695

372,456

(Cost $29,921,928)

$ 33,409,481

Steel Dynamics, Inc.†

6,186

368,500

Liabilities in Excess of

Commercial Metals Co.

11,427

336,525

Other Assets – (28.8)%

$  (7,469,773)

Terra Industries, Inc.*†

5,430

259,337

Net Assets – 100.0%

$25,939,708

CF Industries Holdings, Inc.†

1,990

219,019

Total Materials

1,555,837

FINANCIALS 4.8%

Jones Lang LaSalle, Inc.

4,630

329,471

W.R. Berkley Corp.

8,787

261,940

Brown & Brown, Inc.

9,839

231,217

Eaton Vance Corp.

4,865

220,920

SEI Investments Co.†

6,566

211,228

Total Financials

1,254,776

CONSUMER STAPLES 4.2%

Hansen Natural Corp.*†

9,444

418,275

Energizer Holdings, Inc.*

2,995

335,829

NBTY, Inc.*

6,966

190,869

Church & Dwight Co., Inc.†

2,758

149,125

Total Consumer Staples

1,094,098

Total Common Stocks

(Cost $22,268,329)

25,755,882

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

98

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

LARGE-CAP GROWTH FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.3%

Microsoft Corp.

5,780

$

205,768

Network Appliance, Inc.*

7,687

191,868

CONSUMER DISCRETIONARY 19.3%

Symantec Corp.*

10,985

177,298

Sears Holdings Corp.*†

4,630

$

472,491

Citrix Systems, Inc.*†

4,609

175,188

Coach, Inc.*

13,735

420,016

Nvidia Corp.*

4,700

159,894

Amazon.com, Inc.*

4,529

419,567

Electronic Arts, Inc.*†

2,701

157,765

Expedia, Inc.*†

12,060

381,337

MEMC Electronic

Apollo Group, Inc. — Class A*†

5,401

378,880

Materials, Inc.*

1,718

152,026

Abercrombie & Fitch Co. —

QLogic Corp.*

10,327

146,643

Class A

4,148

331,716

Western Union Co.

5,870

142,524

Goodyear Tire & Rubber Co.*

11,480

323,966

National Semiconductor Corp.

5,648

127,871

Bed Bath & Beyond, Inc.*

10,403

305,744

BMC Software, Inc.*

2,690

95,872

Starbucks Corp.*†

14,282

292,352

Total Information Technology

6,857,736

TJX Cos., Inc.

10,171

292,213

HEALTH CARE 15.9%

Harley-Davidson, Inc.†

6,149

287,220

Express Scripts, Inc.*

5,006

365,438

AutoZone, Inc.*

2,380

285,386

Zimmer Holdings, Inc.*

5,449

360,451

Black & Decker Corp.†

3,687

256,800

Varian Medical Systems, Inc.*†

6,173

321,984

Harman International

Forest Laboratories, Inc.*

8,765

319,484

Industries, Inc.

3,285

242,137

Coventry Health Care, Inc.*

5,305

314,321

Yum! Brands, Inc.

6,276

240,182

UnitedHealth Group, Inc.

5,271

306,772

Lowe’s Cos., Inc.†

10,245

231,742

Waters Corp.*

3,652

288,764

H&R Block, Inc.†

12,456

231,308

IMS Health, Inc.

12,193

280,927

Darden Restaurants, Inc.†

8,005

221,819

Gilead Sciences, Inc.*

5,716

262,993

Best Buy Co., Inc.†

4,176

219,866

Amgen, Inc.*

5,258

244,181

Kohl’s Corp.*

4,238

194,100

St. Jude Medical, Inc.*

5,931

241,036

International Game

Patterson Cos., Inc.*†

6,768

229,774

Technology, Inc.

4,362

191,623

Stryker Corp.†

3,064

228,942

GameStop Corp. — Class A*

2,710

168,318

Medtronic, Inc.

4,524

227,421

Omnicom Group, Inc.†

3,508

166,735

Biogen Idec, Inc.*†

3,850

219,142

Nike, Inc. — Class B

2,544

163,427

Laboratory Corporation of

McGraw-Hill Cos., Inc.

3,660

160,345

America Holdings*†

2,801

211,560

Polo Ralph Lauren Corp.†

2,070

127,905

Hospira, Inc.*

4,709

200,792

Total Consumer Discretionary

7,007,195

Barr Pharmaceuticals, Inc.*

3,673

195,036

INFORMATION TECHNOLOGY 18.9%

Quest Diagnostics, Inc.

3,473

183,722

Google, Inc. — Class A*

712

492,334

Celgene Corp.*

3,746

173,103

Cognizant Technology

Johnson & Johnson, Inc.

2,512

167,550

Solutions Corp. — Class A*

11,142

378,159

C.R. Bard, Inc.†

1,632

154,714

Yahoo!, Inc.*

15,263

355,017

Becton, Dickinson & Co.

1,699

142,002

Apple, Inc.*

1,680

332,774

Genzyme Corp.*

1,860

138,458

Dell, Inc.*

12,684

310,885

Total Health Care

5,778,567

Intuit, Inc.*†

9,256

292,582

ENERGY 11.9%

eBay, Inc.*

8,237

273,386

Sunoco, Inc.

5,900

427,396

SanDisk Corp.*

8,065

267,516

XTO Energy, Inc.

7,402

380,167

Fiserv, Inc.*†

4,617

256,197

Valero Energy Corp.

4,330

303,230

Autodesk, Inc.*

5,118

254,672

Apache Corp.

2,803

301,435

Lexmark International, Inc.*†

7,240

252,386

ConocoPhillips

3,340

294,922

Adobe Systems, Inc.*

5,895

251,893

EOG Resources, Inc.†

3,257

290,687

Motorola, Inc.

15,670

251,347

Schlumberger Ltd.

2,830

278,387

Oracle Corp.*

10,739

242,487

Murphy Oil Corp.

3,080

261,307

Qualcomm, Inc.

5,969

234,880

Chesapeake Energy Corp.†

6,451

252,879

Total System Services, Inc.

8,340

233,520

Transocean, Inc.†

1,640

234,766

Cisco Systems, Inc.*

8,621

233,370

Exxon Mobil Corp.

2,485

232,820

Akamai Technologies, Inc.*†

6,116

211,614

Halliburton Co.

5,700

216,087

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

99

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

LARGE-CAP GROWTH FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

BJ Services Co.†

8,439

$

204,730

Kellogg Co.†

4,157

$

217,951

Devon Energy Corp.

2,284

203,070

UST, Inc.†

3,830

209,884

Smith International, Inc.

2,341

172,883

Campbell Soup Co.†

5,597

199,981

Consol Energy, Inc.

2,030

145,186

Estee Lauder Cos., Inc. —

Baker Hughes, Inc.†

1,520

123,272

Class A

4,190

182,726

Total Energy

4,323,224

PepsiCo, Inc.

2,193

166,449

FINANCIALS 9.9%

WM Wrigley Jr Co.

2,516

147,312

IntercontinentalExchange, Inc.*

2,270

436,975

Total Consumer Staples

2,566,353

CB Richard Ellis Group, Inc. —

MATERIALS 6.1%

Class A*†

19,780

426,259

United States Steel Corp.

3,520

425,603

Moody’s Corp.†

10,270

366,639

Nucor Corp.

5,973

353,721

Progressive Corp.

18,100

346,796

Freeport-McMoRan Copper &

CME Group Inc.†

450

308,700

Gold, Inc.

3,310

339,077

SLM Corp.†

15,210

306,329

Titanium Metals Corp.

12,660

334,857

Safeco Corp.

5,400

300,672

Ball Corp.

6,631

298,395

Leucadia National Corp.†

5,430

255,753

Ecolab, Inc.†

3,328

170,427

Federated Investors, Inc. —

Sigma-Aldrich Corp.†

2,970

162,162

Class B†

5,750

236,670

Pactiv Corp.*

5,016

133,576

Commerce Bancorp, Inc.†

4,227

161,218

Total Materials

2,217,818

Franklin Resources, Inc.†

1,320

151,048

UTILITIES 1.7%

American Express Co.

2,830

147,217

Constellation Energy

NYSE Euronext

1,420

124,633

Group, Inc.

2,230

228,642

Total Financials

3,568,909

AES Corp.*

9,784

209,280

INDUSTRIALS 8.5%

Questar Corp.

2,970

160,677

Cummins, Inc.

1,960

249,645

Total Utilities

598,599

Caterpillar, Inc.

3,390

245,978

Total Common Stocks

Trane, Inc.

5,180

241,958

(Cost $32,385,500)

36,012,206

Expeditors International

Washington, Inc.

5,400

241,272

FACE

Rockwell Collins, Inc.

3,128

225,122

AMOUNT

Danaher Corp.†

2,368

207,768

REPURCHASE AGREEMENT 0.8%

L-3 Communications

Repurchase Agreement (Note 5)

Holdings, Inc.

1,910

202,345

Lehman Brothers Holdings, Inc.

Lockheed Martin Corp.

1,910

201,047

issued 12/31/07 at 1.00%

Pitney Bowes, Inc.†

5,010

190,580

due 01/02/08

$

280,296

280,296

CH Robinson Worldwide, Inc.

3,380

182,926

Total Repurchase Agreement

Terex Corp.*

2,740

179,662

(Cost $280,296)

280,296

General Dynamics Corp.

1,886

167,835

ITT Industries, Inc.

2,360

155,854

SECURITIES LENDING COLLATERAL 20.0%

Equifax, Inc.

4,120

149,803

Investment in Securities Lending Short Term

Rockwell Automation, Inc.

2,060

142,058

Investment Portfolio Held by

Jacobs Engineering

U.S. Bank (Note 8)

7,276,460

7,276,460

Group, Inc.*†

1,150

109,952

Total Securities Lending Collateral

Total Industrials

3,093,805

(Cost $7,276,460)

7,276,460

CONSUMER STAPLES 7.1%

Total Investments 120.1%

Clorox Co.

4,528

295,090

(Cost $39,942,256)

$ 43,568,962

Avon Products, Inc.†

6,239

246,628

Liabilities in Excess of

Anheuser-Busch Cos., Inc.

4,433

232,023

Other Assets – (20.1)%

$  (7,293,816)

Pepsi Bottling Group, Inc.†

5,680

224,133

Net Assets – 100.0%

$ 36,275,146

Hershey Co.†

5,660

223,004

Colgate-Palmolive Co.

2,837

221,172

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

100

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

U.S. GOVERNMENT MONEY MARKET FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 44.8%

Federal Farm Credit Bank*

4.54% due 01/03/08

$ 25,000,000

$24,996,847

Freddie Mac*

4.32% due 01/22/08

25,000,000

24,940,000

Fannie Mae*

4.26% due 02/13/08

25,000,000

24,875,750

4.59% due 03/28/08

25,000,000

24,726,174

4.31% due 01/11/08

10,000,000

9,989,225

Farmer Mac*

4.28% due 01/30/08

14,800,000

14,750,732

Total Federal Agency Discount Notes

(Cost $124,278,728)

124,278,728

REPURCHASE AGREEMENTS 53.5%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40%

due 01/02/08

42,400,397

42,400,397

Morgan Stanley issued

12/31/07 at 1.20%

due 01/02/08

42,400,397

42,400,397

UBS Financial Services, Inc.

issued 12/31/07 at 1.14%

due 01/02/08

42,400,397

42,400,397

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

21,108,071

21,108,071

Total Repurchase Agreements

(Cost $148,309,262)

148,309,262

Total Investments 98.3%

(Cost $272,587,990)

$ 272,587,990

Other Assets in Excess

of Liabilities – 1.7%

$

4,757,547

Net Assets – 100.0%

$ 277,345,537

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

101

STATEMENTS OF ASSETS AND LIABILITIES

Inverse

Inverse

S&P 500

OTC

Nova

Strategy

OTC

Strategy

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$

68,394,972

$

7,997,518

$

72,390,889

$

3,998,345

Repurchase Agreements* (Note 5)

14,140,391

21,376,276

17,376,747

8,861,337

Segregated Cash with Broker

4,756,140

1,355,786

746,010

364,094

Receivable for Equity Index Swap Settlement (Note 1)

—

79,638

—

109,108

Variation Margin on Futures Contracts (Note 1)

—

90,750

—

51,600

Receivable for Fund Shares Sold

1,744,372

—

125,112

767,629

Investment Income Receivable (Note 1)

84,624

1,426

33,505

587

Other Assets

—

—

—

—

Total Assets

89,120,499

30,901,394

90,672,263

14,152,700

LIABILITIES

Payable for Equity Index Swap Settlement (Note 1)

213,478

—

102,891

—

Variation Margin on Futures Contracts (Note 1)

278,850

—

120,400

—

Payable upon Return of Securities Loaned (Note 8)

6,277,357

—

7,604,902

—

Payable for Securities Purchased (Note 1)

—

—

—

—

Payable for Fund Shares Redeemed

10,708

9,259,834

191,093

470,176

Investment Advisory Fees Payable (Note 3)

50,848

19,943

52,102

12,353

Transfer Agent and Administrative Fees Payable (Note 3)

16,949

5,540

17,367

3,431

Distribution and Service Fees Payable (Note 3)

16,949

5,540

17,367

3,431

Portfolio Accounting Fees Payable (Note 3)

6,780

2,216

6,947

1,373

Custody Fees Payable

2,034

665

2,084

412

Other Liabilities

55,220

26,347

64,614

21,437

Total Liabilities

6,929,173

9,320,085

8,179,767

512,613

NET ASSETS

$

82,191,326

$ 21,581,309

$

82,492,496

$ 13,640,087

NET ASSETS CONSIST OF

Paid-In Capital

$156,689,739

$ 51,919,785

$ 438,066,751

$ 30,944,688

Undistributed Net Investment Income

223,114

172,208

77,200

66,793

Accumulated Net Realized Loss on Investments, Equity Index

Swaps, and Futures Contracts

(82,835,818)

(30,708,385)

(379,223,280)

(17,553,169)

Net Unrealized Appreciation (Depreciation) on Investments,

Equity Index Swaps, and Futures Contracts

8,114,291

197,701

23,571,825

181,775

NET ASSETS

$

82,191,326

$ 21,581,309

$

82,492,496

$ 13,640,087

SHARES OUTSTANDING

8,168,022

511,231

4,552,214

802,897

NET ASSET VALUES

$10.06

$42.21

$18.12

$16.99

*

The cost of investments is $74,467,663, $29,373,794, $66,160,557, $12,859,682, $31,323,998, $52,494,686, $33,091,339, $2,835,073,

$7,254,477, $23,810,587, $8,810,273, and $49,728,914, respectively.

102

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

December 31, 2007

Inverse

Inverse

Government

S&P 500

OTC

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Russell 2000®

Long Bond

2x Strategy

2x Strategy

1.5x Strategy

Strategy

2x Strategy

1.5x Strategy

Strategy

1.2x Strategy

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$13,443,576

$ 46,434,644

$31,261,871

$

399,816

$ 5,416,573

$ 18,704,610

$

2,000,000

$ 38,728,075

21,052,513

16,136,884

1,635,714

2,435,257

1,849,085

5,469,707

6,810,273

12,875,143

2,943,448

2,522,432

868,011

145,882

802,075

1,784,857

974,734

800,700

—

213,549

207,787

28,271

26,795

284,229

32,197

—

—

—

—

11,970

—

—

—

338,531

1,426,790

6,175,812

807,060

17,030

60,696

382,161

1,816,573

2,389

20,035

20,322

18,918

164

7,688

26,918

458

162,755

—

—

—

—

227

764

—

—

38,886,362

71,503,643

34,799,361

3,038,390

8,163,139

26,653,246

11,634,235

52,907,593

358,355

114,540

—

—

19,572

46,063

39,142

—

222,200

231,340

93,823

—

28,710

43,230

38,215

—

1,030,640

5,336,798

6,665,093

—

1,267,411

4,427,807

—

—

1,013

—

—

—

—

—

—

284,830

777,151

637,172

77,351

61

633,591

202,051

236

276,074

27,407

43,952

21,984

3,579

3,950

15,299

7,676

21,759

7,613

12,209

6,107

994

1,097

4,250

2,132

8,704

7,613

12,209

6,107

994

1,097

4,250

2,132

10,880

3,045

4,884

2,443

398

439

1,700

853

4,352

914

1,465

733

119

132

510

256

1,332

21,489

40,092

32,402

3,029

2,536

28,597

8,926

50,105

2,457,440

6,434,661

6,906,043

9,174

1,958,535

4,773,757

99,568

658,036

$36,428,922

$ 65,068,982

$27,893,318

$ 3,029,216

$ 6,204,604

$ 21,879,489

$11,534,667

$ 52,249,557

$34,703,155

$62,504,833

$29,022,146

$ 4,818,673

$ 7,115,844

$ 22,856,483

$19,297,399

$ 55,262,598

—

42,493

—

18,025

54,736

24,990

44,246

—

(1,294,240)

(7,637,094)

(821,181)

(1,871,128)

(1,007,311)

(1,449,307)

(7,798,188)

(4,821,659)

3,020,007

10,158,750

(307,647)

63,646

41,335

447,323

(8,790)

1,808,618

$36,428,922

$ 65,068,982

$27,893,318

$ 3,029,216

$ 6,204,604

$ 21,879,489

$11,534,667

$ 52,249,557

1,893,066

2,170,084

1,283,988

86,471

276,570

639,774

332,823

4,269,817

$19.24

$29.98

$21.72

$35.03

$22.43

$34.20

$34.66

$12.24

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

103

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

Inverse

Government

Long Bond

Europe 1.25x

Japan 1.25x

Dow 2x

Strategy

Strategy

Strategy

Strategy

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$

7,995,737

$ 73,611,274

$

5,996,428

$ 32,433,543

Repurchase Agreements* (Note 5)

23,195,219

19,702,150

9,887,714

9,965,262

Segregated Cash with Broker

98,600

4,962,477

456,000

1,067,562

Receivable for Equity Index Swap Settlement (Note 1)

—

—

—

—

Variation Margin on Futures Contracts (Note 1)

—

—

10,350

—

Receivable for Securities Sold (Note 1)

—

—

—

—

Receivable for Fund Shares Sold

515

128,900

72,026

2,450,478

Investment Income Receivable (Note 1)

1,406

114,765

635

35,203

Total Assets

31,291,477

98,519,566

16,423,153

45,952,048

LIABILITIES

Short Sales at Market Value** (Notes 1 and 2)

13,243,278

—

—

—

Payable to cover Short Sale

174,225

—

—

—

Payable for Equity Index Swap Settlement (Note 1)

—

635,419

508,563

590,118

Variation Margin on Futures Contracts (Note 1)

41,687

—

—

190,500

Payable upon Return of Securities Loaned (Note 8)

—

14,834,105

—

271,752

Payable for Securities Purchased (Note 1)

—

—

—

—

Payable for Fund Shares Redeemed

99,870

50,121

303,338

6,397

Investment Advisory Fees Payable (Note 3)

12,923

64,551

13,254

30,416

Transfer Agent and Administrative Fees Payable (Note 3)

3,590

17,931

3,682

8,449

Distribution and Service Fees Payable (Note 3)

3,590

17,931

3,682

8,449

Portfolio Accounting Fees Payable (Note 3)

1,436

7,172

1,473

3,380

Custody Fees Payable

431

2,152

442

1,048

Interest Payable

81,244

—

—

—

Other Liabilities

17,751

57,525

20,498

16,743

Total Liabilities

13,680,025

15,686,907

854,932

1,127,252

NET ASSETS

$17,611,452

$82,832,659

$15,568,221

$ 44,824,796

NET ASSETS CONSIST OF

Paid-In Capital

$28,361,302

$78,663,855

$18,999,130

$ 46,370,472

Undistributed Net Investment Income

57,414

154,313

76,368

136,108

Accumulated Net Realized Gain (Loss) on Investments,

Equity Index Swaps and Futures Contracts

(10,767,936)

(2,993,598)

(2,965,819)

(5,113,897)

Net Unrealized Appreciation (Depreciation) on Investments,

Equity Index Swaps and Futures Contracts

(39,328)

7,008,089

(541,458)

3,432,113

NET ASSETS

$17,611,452

$82,832,659

$15,568,221

$ 44,824,796

SHARES OUTSTANDING

899,363

2,766,139

684,993

1,744,433

NET ASSET VALUES

$19.58

$29.95

$22.73

$25.70

*

The cost of investments is $31,190,956, $85,679,875, $15,884,142, $38,438,928, $11,483,811, $10,962,292, $19,065,901, $31,394,404,

$14,148,521, $29,921,928, $39,942,256, and $272,587,990, respectively.

**

The proceeds from short sales are $13,155,581, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, and $0, respectively.

104

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

December 31, 2007

Inverse

Dow 2x

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

U.S. Government

Strategy

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

3,998,214

$11,248,459

$18,954,624

$31,532,695

$15,524,209

$ 33,202,379

$43,288,666

$124,278,728

7,485,597

13,719

97,313

27,930

78,077

207,102

280,296

148,309,262

207,348

—

—

—

—

—

—

—

461,526

—

—

—

—

—

—

—

37,000

—

—

—

—

—

—

—

—

—

473,808

—

—

7,777,354

11,014,900

—

100,036

8

—

—

101,100

—

—

5,566,822

481

26,651

22,195

82,124

7,556

15,928

26,974

9,983

12,290,202

11,288,837

19,547,940

31,642,749

15,710,942

41,202,763

54,610,836

278,164,795

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

1,544,114

3,035,322

6,754,697

3,174,928

7,446,497

7,276,460

—

—

—

—

—

75,392

—

313,350

—

380,092

8,781

472,384

18,751

350

7,758,636

10,681,833

335,627

9,532

6,280

10,818

17,229

8,938

20,474

24,783

112,883

2,648

2,093

3,606

5,743

2,979

6,825

8,261

45,153

2,648

2,093

3,606

5,743

2,979

6,825

8,261

56,442

1,059

837

1,442

2,297

1,192

2,730

3,304

22,069

318

385

433

689

397

819

991

6,773

—

—

—

—

—

—

—

—

9,295

14,604

22,537

38,316

15,823

20,249

18,447

240,311

405,592

1,579,187

3,550,148

6,843,465

3,282,978

15,263,055

18,335,690

819,258

$11,884,610

$

9,709,650

$15,997,792

$24,799,284

$12,427,964

$ 25,939,708

$36,275,146

$277,345,537

$18,082,791

$12,227,429

$16,550,187

$24,214,254

$15,216,626

$ 27,573,178

$36,324,351

$277,339,586

59,582

117,535

—

173,272

—

—

—

7,497

(6,764,893)

(2,935,200)

(538,431)

245,537

(4,242,427)

(5,121,023)

(3,675,911)

(1,546)

507,130

299,886

(13,964)

166,221

1,453,765

3,487,553

3,626,706

—

$11,884,610

$

9,709,650

$15,997,792

$24,799,284

$12,427,964

$ 25,939,708

$36,275,146

$277,345,537

412,732

532,814

767,646

977,506

459,060

878,878

1,325,630

277,359,194

$28.79

$18.22

$20.84

$25.37

$27.07

$29.51

$27.36

$1.00

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

105

STATEMENTS OF OPERATIONS

Inverse

Inverse

S&P 500

OTC

Nova

Strategy

OTC

Strategy

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$ 1,032,591

$ 1,270,106

$ 1,042,910

$ 1,216,855

Income from Securities Lending, net (Note 8)

12,994

—

19,298

—

Dividends, Net of Foreign Tax Withheld* (Note 1)

1,438,901

—

251,478

—

Total Income

2,484,486

1,270,106

1,313,686

1,216,855

EXPENSES

Investment Advisory Fees (Note 3)

721,366

245,534

581,978

216,771

Transfer Agent and Administrative Fees (Note 3)

240,455

68,204

193,993

60,214

Audit and Outside Services

38,080

18,127

37,802

13,881

Portfolio Accounting Fees (Note 3)

96,182

27,282

77,597

24,086

Trustees’ Fees**

8,627

2,336

6,763

2,470

Service Fees (Note 3)

240,455

68,204

193,993

60,214

Custody Fees

24,641

7,097

23,476

6,280

Miscellaneous

34,351

7,687

57,716

18,906

Total Expenses

1,404,157

444,471

1,173,318

402,822

Net Investment Income

1,080,329

825,635

140,368

814,033

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

2,794,297

(2,905)

9,814,311

(6,687)

Equity Index Swaps

2,589,051

(1,162,457)

1,794,943

(2,461,657)

Futures Contracts

(228,530)

(599,299)

322,678

(2,695,502)

Total Net Realized Gain (Loss)

5,154,818

(1,764,661)

11,931,932

(5,163,846)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(2,095,528)

827

(506,601)

453

Equity Index Swaps

2,195

79,296

(81,958)

(35,109)

Futures Contracts

292,422

102,467

85,256

(167,161)

Net Change in Unrealized Appreciation (Depreciation)

(1,800,911)

182,590

(503,303)

(201,817)

Net Gain (Loss) on Investments

3,353,907

(1,582,071)

11,428,629

(5,365,663)

Net Increase (Decrease) in Net Assets from Operations

$ 4,434,236

$

(756,436)

$11,568,997

$(4,551,630)

*

Foreign tax withheld of $0, $0, $1,925, $0, $0, $1,041, $0, $0, $23, $169, $0, and $0, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

106

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Year Ended December 31, 2007

Inverse

Inverse

Government

S&P 500

OTC

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Russell 2000®

Long Bond

2x Strategy

2x Strategy

1.5x Strategy

Strategy

2x Strategy

1.5x Strategy

Strategy

1.2x Strategy

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

461,785

$

815,618

$

887,190

$ 164,012

$ 100,057

$

741,953

$523,664

$ 2,532,639

4,636

10,928

9,576

—

2,807

16,851

—

—

417,855

145,480

258,910

—

46,385

224,344

—

—

884,276

972,026

1,155,676

164,012

149,249

983,148

523,664

2,532,639

290,055

413,793

386,897

31,437

51,879

315,031

97,166

263,582

80,571

114,943

107,472

8,733

14,411

87,509

26,990

105,433

14,785

22,891

22,829

2,091

1,697

20,367

6,237

35,174

32,228

45,977

42,989

3,493

5,764

35,004

10,796

52,716

2,683

3,472

3,779

318

346

4,020

1,067

5,063

80,571

114,943

107,472

8,733

14,411

87,509

26,990

131,791

8,624

12,840

12,214

923

2,243

11,589

2,760

17,171

13,292

37,338

19,358

2,401

3,805

16,300

7,521

22,954

522,809

766,197

703,010

58,129

94,556

577,329

179,527

633,884

361,467

205,829

452,666

105,883

54,693

405,819

344,137

1,898,755

2,079,929

(1,937,756)

776,250

(9)

(74,666)

2,516,959

—

348,708

347,235

608,772

(1,090,536)

92,793

(188,418)

(2,134,667)

78,498

—

(1,285,937)

(2,682,481)

14,935

(329,487)

(724,547)

(538,423)

208,383

704,897

1,141,227

(4,011,465)

(299,351)

(236,703)

(987,631)

(156,131)

286,881

1,053,605

(1,463,231)

4,403,195

(2,360,479)

—

(46,605)

(3,939,946)

—

674,723

(206,676)

39,229

169,223

(22,892)

30,242

(3,482)

(68,843)

—

193,879

81,020

64,298

15,262

59,143

351,995

(23,879)

573,446

(1,476,028)

4,523,444

(2,126,958)

(7,630)

42,780

(3,591,433)

(92,722)

1,248,169

(334,801)

511,979

(2,426,309)

(244,333)

(944,851)

(3,747,564)

194,159

2,301,774

$

26,666

$

717,808

$(1,973,643)

$(138,450)

$(890,158)

$(3,341,745)

$538,296

$ 4,200,529

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

107

STATEMENTS OF OPERATIONS (concluded)

Inverse

Government

Long Bond

Europe 1.25x

Japan 1.25x

Dow 2x

Strategy

Strategy

Strategy

Strategy

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$ 1,442,399

$2,006,514

$ 1,207,749

$

400,612

Income from Securities Lending, net (Note 8)

—

20,521

—

3,545

Dividends, Net of Foreign Tax Withheld* (Note 1)

—

1,209,111

—

629,090

Total Income

1,442,399

3,236,146

1,207,749

1,033,247

EXPENSES

Investment Advisory Fees (Note 3)

185,683

764,963

219,755

325,734

Transfer Agent and Administrative Fees (Note 3)

51,579

212,490

61,043

90,482

Audit and Outside Services

12,529

39,649

14,485

11,153

Portfolio Accounting Fees (Note 3)

20,631

84,996

24,417

36,193

Interest Expense

453,604

—

—

—

Trustees’ Fees**

2,224

6,338

2,484

2,146

Service Fees (Note 3)

51,579

212,490

61,043

90,482

Custody Fees

5,398

21,796

6,256

10,589

Miscellaneous

6,830

42,394

9,425

24,252

Total Expenses

790,057

1,385,116

398,908

591,031

Net Investment Income (Loss)

652,342

1,851,030

808,841

442,216

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

(5,243)

211,954

—

(381,843)

Equity Index Swaps

—

1,959,898

(2,212,040)

963,715

Futures Contracts

(2,061,795)

—

(195,274)

(2,080,166)

Securities Sold Short

93,562

—

—

—

Total Net Realized Gain (Loss)

(1,973,476)

2,171,852

(2,407,314)

(1,498,294)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

696

1,361,718

—

939,952

Equity Index Swaps

—

(350,609)

(918,772)

(864,139)

Futures Contracts

(78,956)

—

(290,626)

(117,640)

Securities Sold Short

(748,852)

—

—

—

Net Change in Unrealized Appreciation (Depreciation)

(827,112)

1,011,109

(1,209,398)

(41,827)

Net Gain (Loss) on Investments

(2,800,588)

3,182,961

(3,616,712)

(1,540,121)

Net Increase (Decrease) in Net Assets from Operations

$(2,148,246)

$5,033,991

$ (2,807,871)

$(1,097,905)

*

Foreign tax withheld of $0, $151,502, $0, $0, $0, $387, $0, $0, $0, $0, $0, and $0, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

108

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Year Ended December 31, 2007

Inverse

Dow 2x

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

U.S. Government

Strategy

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

868,253

$

4,214

$

7,110

$

11,862

$

5,719

$

8,811

$

7,316

$13,321,583

—

33,820

15,628

18,887

49,556

24,750

8,397

—

—

343,396

740,853

1,428,278

66,744

226,188

220,562

—

868,253

381,430

763,591

1,459,027

122,019

259,749

236,275

13,321,583

155,835

132,869

242,466

395,951

154,641

223,890

196,397

1,332,696

43,288

44,290

80,822

131,984

51,547

74,630

65,466

533,079

6,394

10,377

15,994

27,203

11,091

13,920

12,453

168,274

17,315

17,716

32,329

52,794

20,619

29,852

26,186

259,040

—

—

—

—

—

—

—

—

1,086

1,897

2,821

4,851

1,751

2,215

1,901

22,925

43,288

44,290

80,822

131,984

51,547

74,630

65,466

666,348

4,541

5,414

9,064

14,169

6,421

8,565

7,300

68,822

16,157

7,043

17,045

27,548

9,436

13,896

11,665

125,646

287,904

263,896

481,363

786,484

307,053

441,598

386,834

3,176,830

580,349

117,534

282,228

672,543

(185,034)

(181,849)

(150,559)

10,144,753

—

(875,146)

1,578,360

5,047,817

(146,038)

(828,789)

(1,379,474)

—

(1,787,285)

—

—

—

—

—

—

—

(836,440)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(2,623,725)

(875,146)

1,578,360

5,047,817

(146,038)

(828,789)

(1,379,474)

—

—

(2,300,846)

(2,259,896)

(5,927,846)

(1,001,524)

1,414,199

1,634,631

—

661,356

—

—

—

—

—

—

—

146,310

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

807,666

(2,300,846)

(2,259,896)

(5,927,846)

(1,001,524)

1,414,199

1,634,631

—

(1,816,059)

(3,175,992)

(681,536)

(880,029)

(1,147,562)

585,410

255,157

—

$

(1,235,710)

$ (3,058,458)

$

(399,308)

$

(207,486)

$ (1,332,596)

$

403,561

$

104,598

$10,144,753

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

109

STATEMENTS OF CHANGES IN NET ASSETS

Inverse S&P 500

Nova Fund

Strategy Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

FROM OPERATIONS

Net Investment Income (Loss)

$

1,080,329

$

998,244

$

825,635

$

1,141,661

Net Realized Gain (Loss) on Investments

5,154,818

16,003,379

(1,764,661)

(4,609,692)

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(1,800,911)

2,015,525

182,590

(522,300)

Net Increase (Decrease) in Net Assets from Operations

4,434,236

19,017,148

(756,436)

(3,990,331)

Distributions to Shareholders from: (Note 1)

Net Investment Income

(1,161,348)

(1,341,115)

(767,870)

(1,546,385)

Realized Gain on Investments

—

—

—

—

Total Distributions to Shareholders

(1,161,348)

(1,341,115)

(767,870)

(1,546,385)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

273,549,727

330,789,125

352,463,997

323,687,307

Value of Shares Purchased through Dividend

Reinvestment

1,161,348

1,341,115

767,870

1,546,385

Cost of Shares Redeemed

(330,269,317)

(347,347,685)

(349,151,544)

(333,177,077)

Net Increase (Decrease) in Net Assets From Share

Transactions

(55,558,242)

(15,217,445)

4,080,323

(7,943,385)

Net Increase (Decrease) in Net Assets

(52,285,354)

2,458,588

2,556,017

(13,480,101)

NET ASSETS—BEGINNING OF PERIOD

134,476,680

132,018,092

19,025,292

32,505,393

NET ASSETS—END OF PERIOD

$

82,191,326

$ 134,476,680

$

21,581,309

$

19,025,292

Undistributed Net Investment Income—End

of Period

$

223,114

$

304,133

$

172,208

$

114,443

110

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Inverse OTC

S&P 500

OTC

OTC Fund

Strategy Fund

2x Strategy Fund

2x Strategy Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

2007

2006

$

140,368

$

(394,473)

$

814,033

$

1,043,640

$

361,467

$

313,647

$

205,829

$

51,200

11,931,932

7,365,238

(5,163,846)

(1,601,916)

1,141,227

3,947,635

(4,011,465)

2,697,092

(503,303)

(3,044,627)

(201,817)

(77,041)

(1,476,028)

2,877,796

4,523,444

1,458,151

11,568,997

3,926,138

(4,551,630)

(635,317)

26,666

7,139,078

717,808

4,206,443

(63,168)

—

(906,240)

(1,363,464)

(354,038)

(352,813)

(186,716)

(27,820)

—

—

—

—

(3,786,307)

(1,389,756)

—

—

(63,168)

—

(906,240)

(1,363,464)

(4,140,345)

(1,742,569)

(186,716)

(27,820)

352,847,814

340,799,995

1,210,258,728

590,666,208

206,969,261

177,319,546

1,067,742,482

708,369,127

63,168

—

906,240

1,363,464

4,140,345

1,742,569

186,716

27,820

(354,795,402)

(374,342,089)

(1,215,995,634)

(585,750,595)

(208,230,256)

(172,192,682)

(1,033,063,920)

(727,215,523)

(1,884,420)

(33,542,094)

(4,830,666)

6,279,077

2,879,350

6,869,433

34,865,278

(18,818,576)

9,621,409

(29,615,956)

(10,288,536)

4,280,296

(1,234,329)

12,265,942

35,396,370

(14,639,953)

72,871,087

102,487,043

23,928,623

19,648,327

37,663,251

25,397,309

29,672,612

44,312,565

$

82,492,496

$

72,871,087

$

13,640,087

$

23,928,623

$

36,428,922

$

37,663,251

$

65,068,982

$

29,672,612

$

77,200

$

—

$

66,793

$

159,000

$

—

$

95,229

$

42,493

$

23,380

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

111

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Mid-Cap

Inverse Mid-Cap

1.5x Strategy Fund

Strategy Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

FROM OPERATIONS

Net Investment Income

$

452,666

$

136,623

$

105,883

$

151,793

Net Realized Gain (Loss) on Investments

(299,351)

2,811,108

(236,703)

(809,381)

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(2,126,958)

(749,220)

(7,630)

45,113

Net Increase (Decrease) in Net Assets from Operations

(1,973,643)

2,198,511

(138,450)

(612,475)

Distributions to Shareholders from: (Note 1)

Net Investment Income

(470,418)

(109,605)

(119,992)

(122,428)

Realized Gain on Investments

(3,554,938)

(7,740,154)

—

—

Total Distributions to Shareholders

(4,025,356)

(7,849,759)

(119,992)

(122,428)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

388,695,373

325,859,602

106,240,775

79,226,875

Value of Shares Purchased through Dividend

Reinvestment

4,025,356

7,849,759

119,992

122,428

Cost of Shares Redeemed

(397,814,356)

(340,269,215)

(109,031,843)

(75,502,029)

Net Increase (Decrease) in Net Assets From Share

Transactions

(5,093,627)

(6,559,854)

(2,671,076)

3,847,274

Net Increase (Decrease) in Net Assets

(11,092,626)

(12,211,102)

(2,929,518)

3,112,371

NET ASSETS—BEGINNING OF PERIOD

38,985,944

51,197,046

5,958,734

2,846,363

NET ASSETS—END OF PERIOD

$

27,893,318

$

38,985,944

$

3,029,216

$

5,958,734

Undistributed Net Investment Income—End

of Period

$

—

$

27,018

$

18,025

$

31,014

*

Since the commencement of operations: October 27, 2006.

112

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Russell 2000®

Russell 2000®

Inverse Russell 2000®

Government Long Bond

2x Strategy Fund

1.5x Strategy Fund

Strategy Fund

1.2x Strategy Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006*

2007

2006

2007

2006

2007

2006

$

54,693

$

8,434

$

405,819

$

290,811

$

344,137

$

550,676

$

1,898,755

$

2,342,620

(987,631)

36,123

(156,131)

5,542,274

286,881

(3,595,440)

1,053,605

(1,287,584)

42,780

(1,445)

(3,591,433)

1,091,905

(92,722)

(111,097)

1,248,169

(922,470)

(890,158)

43,112

(3,341,745)

6,924,990

538,296

(3,155,861)

4,200,529

132,566

(1,234)

(7,200)

(459,551)

(227,797)

(382,872)

(478,048)

(1,898,770)

(2,342,620)

(55,803)

—

(1,542,506)

—

—

—

—

—

(57,037)

(7,200)

(2,002,057)

(227,797)

(382,872)

(478,048)

(1,898,770)

(2,342,620)

51,531,314

11,344,299

367,099,100

540,992,356

207,784,835

220,791,019

463,570,772

601,286,045

57,037

7,200

2,002,057

227,797

382,872

478,048

1,898,770

2,342,620

(49,020,342)

(6,803,621)

(414,989,632)

(513,395,018)

(209,025,910)

(217,247,922)

(465,941,934)

(611,158,020)

2,568,009

4,547,878

(45,888,475)

27,825,135

(858,203)

4,021,145

(472,392)

(7,529,355)

1,620,814

4,583,790

(51,232,277)

34,522,328

(702,779)

387,236

1,829,367

(9,739,409)

4,583,790

—

73,111,766

38,589,438

12,237,446

11,850,210

50,420,190

60,159,599

$

6,204,604

$

4,583,790

$

21,879,489

$

73,111,766

$

11,534,667

$

12,237,446

$

52,249,557

$

50,420,190

$

54,736

$

1,234

$

24,990

$

78,722

$

44,246

$

80,213

$

—

$

—

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

113

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Inverse Government

Europe

Long Bond Strategy Fund

1.25x Strategy Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,
December 31,

2007

2006

2007

2006

FROM OPERATIONS

Net Investment Income

$

652,342

$

925,066

$

1,851,030

$

1,359,244

Net Realized Gain (Loss) on Investments

(1,973,476)

1,012,360

2,171,852

6,101,304

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(827,112)

310,630

1,011,109

4,804,875

Net Increase (Decrease) in Net Assets from Operations

(2,148,246)

2,248,056

5,033,991

12,265,423

Distributions to Shareholders from: (Note 1)

Net Investment Income

(725,228)

(794,766)

(1,982,475)

(1,340,770)

Realized Gain on Investments

—

—

(8,037,155)

(2,181,876)

Total Distributions to Shareholders

(725,228)

(794,766)

(10,019,630)

(3,522,646)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

178,977,020

170,305,300

219,995,801

200,327,455

Value of Shares Purchased through Dividend

Reinvestment

725,228

794,766

10,019,630

3,522,646

Cost of Shares Redeemed

(188,463,694)

(172,977,804)

(231,687,377)

(149,056,372)

Net Increase (Decrease) in Net Assets From Share

Transactions

(8,761,446)

(1,877,738)

(1,671,946)

54,793,729

Net Increase (Decrease) in Net Assets

(11,634,920)

(424,448)

(6,657,585)

63,536,506

NET ASSETS—BEGINNING OF PERIOD

29,246,372

29,670,820

89,490,244

25,953,738

NET ASSETS—END OF PERIOD

$

17,611,452

$

29,246,372

$

82,832,659

$

89,490,244

Undistributed Net Investment Income—End

of Period

$

57,414

$

130,300

$

154,313

$

285,758

114

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Japan

Dow

Inverse Dow

Small-Cap

1.25x Strategy Fund

2x Strategy Fund

2x Strategy Fund

Value Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

2007

2006

$

808,841

$

1,051,644

$

442,216

$

311,984

$

580,349

$

373,015

$

117,534

$

173,885

(2,407,314)

20,050

(1,498,294)

5,080,243

(2,623,725)

(3,397,426)

(875,146)

1,000,837

(1,209,398)

(1,428,995)

(41,827)

3,041,742

807,666

(490,434)

(2,300,846)

1,860,179

(2,807,871)

(357,301)

(1,097,905)

8,433,969

(1,235,710)

(3,514,845)

(3,058,458)

3,034,901

(1,177,302)

(896,686)

(428,235)

(191,209)

(650,488)

(253,535)

(29,154)

(144,730)

—

(4,542,900)

(4,564,672)

(3,941,317)

—

—

(2,089,925)

(1,515,321)

(1,177,302)

(5,439,586)

(4,992,907)

(4,132,526)

(650,488)

(253,535)

(2,119,079)

(1,660,051)

136,271,443

199,922,255

210,572,797

205,483,794

148,035,616

112,560,241

47,931,806

144,403,437

1,177,302

5,439,586

4,992,907

4,132,526

650,488

253,535

2,119,079

1,660,051

(148,405,041)

(224,274,267)

(210,015,349)

(181,472,287)

(151,968,697)

(99,248,879)

(69,287,218)

(132,350,088)

(10,956,296)

(18,912,426)

5,550,355

28,144,033

(3,282,593)

13,564,897

(19,236,333)

13,713,400

(14,941,469)

(24,709,313)

(540,457)

32,445,476

(5,168,791)

9,796,517

(24,413,870)

15,088,250

30,509,690

55,219,003

45,365,253

12,919,777

17,053,401

7,256,884

34,123,520

19,035,270

$

15,568,221

$

30,509,690

$

44,824,796

$

45,365,253

$

11,884,610

$

17,053,401

$

9,709,650

$

34,123,520

$

76,368

$

444,829

$

136,108

$

120,775

$

59,582

$

124,886

$

117,535

$

29,155

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

115

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Mid-Cap

Large-Cap

Value Fund

Value Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

FROM OPERATIONS

Net Investment Income (Loss)

$

282,228

$

286,721

$

672,543

$

554,773

Net Realized Gain (Loss) on Investments

1,578,360

138,273

5,047,817

1,020,513

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(2,259,896)

1,884,835

(5,927,846)

5,455,621

Net Increase (Decrease) in Net Assets from Operations

(399,308)

2,309,829

(207,486)

7,030,907

Distributions to Shareholders from: (Note 1)

Net Investment Income

(366,943)

(212,382)

(639,172)

(420,965)

Realized Gain on Investments

(17,776)

—

(4,733,675)

(1,346,753)

Total Distributions to Shareholders

(384,719)

(212,382)

(5,372,847)

(1,767,718)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

119,801,427

76,783,553

188,096,688

241,682,369

Value of Shares Purchased through Dividend

Reinvestment

384,719

212,382

5,372,847

1,767,718

Cost of Shares Redeemed

(131,658,649)

(65,070,840)

(246,412,645)

(189,937,692)

Net Increase (Decrease) in Net Assets From Share

Transactions

(11,472,503)

11,925,095

(52,943,110)

53,512,395

Net Increase (Decrease) in Net Assets

(12,256,530)

14,022,542

(58,523,443)

58,775,584

NET ASSETS—BEGINNING OF PERIOD

28,254,322

14,231,780

83,322,727

24,547,143

NET ASSETS—END OF PERIOD

$

15,997,792

$ 28,254,322

$

24,799,284

$

83,322,727

Undistributed Net Investment Income—End

of Period

$

—

$

74,339

$

173,272

$

139,901

116

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Small-Cap

Mid-Cap

Large-Cap

U.S. Government

Growth Fund

Growth Fund

Growth Fund

Money Market Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

2007

2006

$

(185,034)

$

(170,071)

$

(181,849)

$

(171,410)

$

(150,559)

$

(119,624)

$

10,144,753

$

9,620,978

(146,038)

(724,911)

(828,789)

600,317

(1,379,474)

(498,552)

—

—

(1,001,524)

1,013,673

1,414,199

437,245

1,634,631

1,637,437

—

—

(1,332,596)

118,691

403,561

866,152

104,598

1,019,261

10,144,753

9,620,978

—

—

—

—

—

—

(10,144,753)

(9,620,977)

(1,579,622)

(747,457)

(2,700,731)

(1,071,590)

(715,291)

(363,547)

—

—

(1,579,622)

(747,457)

(2,700,731)

(1,071,590)

(715,291)

(363,547)

(10,144,753)

(9,620,977)

119,144,626

145,874,332

182,659,368

102,677,830

153,983,619

119,074,730

1,479,694,976

1,169,136,976

1,579,622

747,457

2,700,731

1,071,590

715,291

363,547

10,144,753

9,620,977

(128,683,642)

(147,001,756)

(172,563,004)

(141,139,057)

(141,380,688)

(119,064,356)

(1,420,642,029)

(1,155,974,652)

(7,959,394)

(379,967)

12,797,095

(37,389,637)

13,318,222

373,921

69,197,700

22,783,301

(10,871,612)

(1,008,733)

10,499,925

(37,595,075)

12,707,529

1,029,635

69,197,700

22,783,302

23,299,576

24,308,309

15,439,783

53,034,858

23,567,617

22,537,982

208,147,837

185,364,535

$

12,427,964

$

23,299,576

$

25,939,708

$

15,439,783

$

36,275,146

$

23,567,617

$

277,345,537

$

208,147,837

$

—

$

—

$

—

$

—

$

—

$

—

$

7,497

$

7,497

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

117

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

from

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Return

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

of Capital

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Nova Fund

December 31, 2007

$10.09

$ .12

$

—

$

.12

$

(.15)

$

—

$

—

$

(.15)

$

(.03)

$10.06

1.13%

1.46%

1.12%

94%

$ 82,191

December 31, 2006

8.56

.11

1.54

1.65

(.12)

—

—

(.12)

1.53

10.09

19.27%

1.48%

1.18%

211%

134,477

December 31, 2005

8.26

.05

.28

.33

(.03)

—

—

(.03)

.30

8.56

3.97%

1.53%

0.60%

381%

132,018

December 31, 2004

7.21

.03

1.02

1.05

(—)§

—

—

(—)§

1.05

8.26

14.62%

1.46%

0.41%

654%

130,200

December 31, 2003

5.18

.01

2.02

2.03

—

—

—

—

2.03

7.21

39.19%

1.54%

0.09%

729%

81,816

Inverse S&P 500 Strategy Fund

December 31, 2007

43.90

1.35

(1.00)

.35

(2.04)

—

—

(2.04)

(1.69)

42.21

0.83%

1.63%

3.04%

—

21,581

December 31, 2006†††

51.50

1.70

(5.60)

(3.90)

(3.70)

—

—

(3.70)

(7.60)

43.90

(7.50)%

1.63%

3.29%

—

19,025

December 31, 2005†††

51.90

.80

(1.20)

(.40)

—

—

—

—

(.40)

51.50

(0.77)%

1.70%

1.46%

—

32,505

December 31, 2004†††

57.70

(.20)

(5.60)

(5.80)

—

—

—

—

(5.80)

51.90

(10.05)%

1.62%

(0.28)%

—

19,076

December 31, 2003†††

75.70

(.40)

(17.60)

(18.00)

—

—

—

—

(18.00)

57.70

(23.78)%

1.67%

(0.59)%

—

17,822

OTC Fund

December 31, 2007

15.39

.03

2.71

2.74

(.01)

—

—

(.01)

2.73

18.12

17.82%

1.51%

0.18%

110%

82,492

December 31, 2006

14.55

(.07)

.91

.84

—

—

—

—

.84

15.39

5.77%

1.49%

(0.50)%

152%

72,871

December 31, 2005

14.39

(.09)

.25

.16

—

—

—

—

.16

14.55

1.11%

1.50%

(0.68)%

294%

102,487

December 31, 2004

13.16

(.02)

1.25

1.23

—

—

—

—

1.23

14.39

9.35%

1.47%

(0.17)%

418%

191,476

December 31, 2003

9.05

(.13)

4.24

4.11

—

—

—

—

4.11

13.16

45.41%

1.53%

(1.20)%

482%

127,836

Inverse OTC Strategy Fund

December 31, 2007

19.79

.64

(2.87)

(2.23)

(.57)

—

—

(.57)

(2.80)

16.99

(11.28)%

1.68%

3.40%

—

13,640

December 31, 2006

21.51

.74

(1.07)

(.33)

(1.39)

—

—

(1.39)

(1.72)

19.79

(1.40)%

1.64%

3.35%

—

23,929

December 31, 2005

21.24

.33

(.06)

.27

—

—

—

—

.27

21.51

1.27%

1.63%

1.49%

—

19,648

December 31, 2004

24.09

(.08)

(2.77)

(2.85)

—

—

—

—

(2.85)

21.24

(11.83)%

1.64%

(0.35)%

—

23,928

December 31, 2003

39.04

(.22)

(14.33)

(14.55)

—

(.40)

—

(.40)

(14.95)

24.09

(37.37)%

1.68%

(0.73)%

—

34,563

S&P 500 2x Strategy Fund

December 31, 2007

21.71

.26

(.08)

.18

(.23)

(2.42)

—

(2.65)

(2.47)

19.24

0.61%

1.62%

1.12%

104%

36,429

December 31, 2006

18.37

.23

4.12

4.35

(.20)

(.81)

—

(1.01)

3.34

21.71

23.70%

1.64%

1.13%

168%

37,663

December 31, 2005

19.83

.10

.53

.63

(.02)

(2.07)

—

(2.09)

(1.46)

18.37

3.38%

1.65%

0.55%

585%

25,397

December 31, 2004

21.59

.02

2.98

3.00

—

(4.76)

—

(4.76)

(1.76)

19.83

16.90%

1.65%

0.09%

974%

29,053

December 31, 2003

16.09

(.11)

8.95

8.84

—

(3.34)

—

(3.34)

5.50

21.59

54.94%

1.69%

(0.55)%

1,085%

30,428

OTC 2x Strategy Fund

December 31, 2007

23.46

.13

6.49

6.62

(.10)

—

—

(.10)

6.52

29.98

28.20%

1.66%

0.45%

203%

65,069

December 31, 2006

22.39

.03

1.06

1.09

(.02)

—

—

(.02)

1.07

23.46

4.86%

1.65%

0.14%

250%

29,673

December 31, 2005

23.09

(.09)

(.61)

(.70)

—

—

—

—

(.70)

22.39

(3.03)%

1.65%

(0.42)%

343%

44,313

December 31, 2004

21.73

(.06)

2.76

2.70

(.97)

(.06)

(.31)

(1.34)

1.36

23.09

14.21%

1.65%

(0.29)%

662%

57,599

December 31, 2003

11.90

(.21)

11.95

11.74

—

(1.91)

—

(1.91)

9.83

21.73

98.63%

1.71%

(1.10)%

959%

40,632

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of Period

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Operating

Income

Turnover

(000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Mid-Cap 1.5x Strategy Fund

December 31, 2007

$24.20

$

.28

$

.65

$

.93

$

(.40)

$

(3.01)

$

(3.41)

$

(2.48)

$21.72

3.60%

1.64%

1.64%

1.05%

368%

$

27,893

December 31, 2006

30.15

.11

3.23

3.34

(.13)

(9.16)

(9.29)

(5.95)

24.20

10.46%

1.64%

1.64%

0.34%

478%

38,986

December 31, 2005

26.50

(.02)

3.75

3.73

—

(.08)

(.08)

3.65

30.15

14.07%

1.65%

1.65%

(0.05)%

573%

51,197

December 31, 2004

24.74

(.09)

4.96

4.87

—

(3.11)

(3.11)

1.76

26.50

22.14%

1.64%

1.64%

(0.37)%

866%

34,162

December 31, 2003

17.77

(.12)

9.44

9.32

—

(2.35)

(2.35)

6.97

24.74

52.43%

1.70%

1.70%

(0.54)%

1,665%

18,544

Inverse Mid-Cap Strategy Fund

December 31, 2007

36.96

1.06

(1.81)

(.75)

(1.18)

—

(1.18)

(1.93)

35.03

(1.98)%

1.67%

1.67%

3.04%

—

3,029

December 31, 2006

39.15

1.32

(2.83)

(1.51)

(.68)

—

(.68)

(2.19)

36.96

(3.83)%

1.65%

1.65%

3.49%

—

5,959

December 31, 2005

44.03

.70

(4.31)

(3.61)

(1.27)

—

(1.27)

(4.88)

39.15

(8.16)%

1.64%

1.64%

1.65%

—

2,846

December 31, 2004*

50.00

(.06)

(5.91)

(5.97)

—

—

—

(5.97)

44.03

(11.94)%

1.62%**

1.62%**

(0.17)%**

—

1,319

Russell 2000® 2x Strategy Fund

December 31, 2007

25.97

.25

(3.52)

(3.27)

(.01)

(.26)

(.27)

(3.54)

22.43

(12.59)%

1.64%

1.64%

0.95%

174%

6,205

December 31, 2006*

25.00

.05

.96

1.01

(.04)

—

(.04)

.97

25.97

4.06%

1.64%**

1.64%**

1.02%**

60%

4,584

Russell 2000® 1.5x Strategy Fund

December 31, 2007

41.14

.49

(3.26)

(2.77)

(.96)

(3.21)

(4.17)

(6.94)

34.20

(6.74)%

1.66%

1.66%

1.16%

354%

21,879

December 31, 2006

34.14

.19

6.93

7.12

(.12)

—

(.12)

7.00

41.14

20.85%

1.64%

1.64%

0.49%

380%

73,112

December 31, 2005

33.65

.01

1.31

1.32

(.83)

—

(.83)

.49

34.14

3.91%

1.63%

1.63%

0.04%

404%

38,589

December 31, 2004

29.75

(.10)

6.95

6.85

—

(2.95)

(2.95)

3.90

33.65

25.20%

1.65%

1.65%

(0.32)%

1,171%

112,649

December 31, 2003

20.11

(.18)

13.11

12.93

—

(3.29)

(3.29)

9.64

29.75

64.28%

1.70%

1.70%

(0.66)%

1,135%

122,995

Inverse Russell 2000® Strategy Fund

December 31, 2007

34.61

1.10

.76

1.86

(1.81)

—

(1.81)

.05

34.66

5.37%

1.67%

1.67%

3.19%

—

11,535

December 31, 2006

40.60

1.30

(6.16)

(4.86)

(1.13)

—

(1.13)

(5.99)

34.61

(11.95)%

1.64%

1.64%

3.48%

—

12,237

December 31, 2005

42.83

.65

(1.98)

(1.33)

(.90)

—

(.90)

(2.23)

40.60

(3.07)%

1.63%

1.63%

1.49%

—

11,850

December 31, 2004*

50.00

(.10)

(7.07)

(7.17)

—

—

—

(7.17)

42.83

(14.34)%

1.65%**

1.65%**

(0.29)%**

—

4,344

Government Long Bond 1.2x Strategy Fund

December 31, 2007

11.56

.41

.68

1.09

(.41)

—

(.41)

.68

12.24

9.77%

1.20%

1.20%

3.60%

1,367%

52,250

December 31, 2006

12.38

.42

(.82)

(.40)

(.42)

—

(.42)

(.82)

11.56

(3.14)%

1.20%

1.20%

3.66%

1,339%

50,420

December 31, 2005

11.88

.41

.50

.91

(.41)

—

(.41)

.50

12.38

7.71%

1.18%

1.18%

3.30%

1,284%

60,160

December 31, 2004

11.67

.40

.54

.94

(.40)

(.33)

(.73)

.21

11.88

8.42%

1.21%

1.21%

3.36%

1,318%

48,709

December 31, 2003

13.08

.41

(.52)

(.11)

(.41)

(.89)

(1.30)

(1.41)

11.67

(0.64)%

1.23%

1.23%

3.26%

1,272%

65,358

Inverse Government Long Bond Strategy Fund

December 31, 2007

21.55

.70

(1.67)

(.97)

(1.00)

—

(1.00)

(1.97)

19.58

(4.51)%

3.83%

1.63%◊

3.17%

1,123%

17,611

December 31, 2006

20.80

.69

.97

1.66

(.91)

—

(.91)

.75

21.55

8.11%

5.12%

1.63%◊

3.08%

597%

29,246

December 31, 2005

21.95

(.07)

(1.08)

(1.15)

—

—

—

(1.15)

20.80

(5.24)%

5.11%

1.63%◊

(0.33)%

589%

29,671

December 31, 2004

24.82

(.66)

(1.98)

(2.64)

—

(.23)

(.23)

(2.87)

21.95

(10.67)%

5.02%

1.63%◊

(2.86)%

—

41,098

December 31, 2003*

25.00

(.13)

(.05)

(.18)

—

—

—

(.18)

24.82

(0.72)%

1.69%**

1.69%**◊

(0.74)%**

—

22,355

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

NET ASSET

Net

Net Realized and

(Decrease) in

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized Gains

Net Asset Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

(Losses) on

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Europe 1.25x Strategy Fund

December 31, 2007

$29.60

$

.70

$

3.26

$

3.96

$

(.71)

$

(2.90)

$

(3.61)

$

.35

$29.95

13.06%

1.63%

2.18%

220%

$ 82,833

December 31, 2006

23.84

.70

6.31

7.01

(.48)

(.77)

(1.25)

5.76

29.60

29.51%

1.65%

2.55%

219%

89,490

December 31, 2005

22.62

.21

1.23

1.44

(.09)

(.13)

(.22)

1.22

23.84

6.36%

1.63%

0.94%

399%

25,954

December 31, 2004

22.87

(.05)

3.71

3.66

(3.82)

(.09)

(3.91)

(.25)

22.62

16.15%

1.64%

(0.23)%

—

54,994

December 31, 2003

19.52

(.17)

8.58

8.41

—

(5.06)

(5.06)

3.35

22.87

43.08%

1.70%

(0.75)%

—

38,443

Japan 1.25x Strategy Fund

December 31, 2007

27.13

.88

(3.83)

(2.95)

(1.45)

—

(1.45)

(4.40)

22.73

(11.23)%

1.64%

3.32%

—

15,568

December 31, 2006

33.42

1.02

.50

1.52

(1.29)

(6.52)

(7.81)

(6.29)

27.13

5.14%

1.63%

2.99%

—

30,510

December 31, 2005

27.77

.48

5.17

5.65

—

—

—

5.65

33.42

20.35%

1.70%

1.72%

—

55,219

December 31, 2004

25.17

(.14)

2.74

2.60

—

—

—

2.60

27.77

10.33%

1.63%

(0.50)%

—

14,228

December 31, 2003

18.29

(.16)

7.04

6.88

—

—

—

6.88

25.17

37.62%

1.69%

(0.75)%

—

11,541

Dow 2x Strategy Fund

December 31, 2007

26.89

.36

1.93

2.29

(.30)

(3.18)

(3.48)

(1.19)

25.70

8.15%

1.63%

1.22%

105%

44,825

December 31, 2006

23.10

.40

6.58

6.98

(.15)

(3.04)

(3.19)

3.79

26.89

30.54%

1.65%

1.52%

224%

45,365

December 31, 2005

25.89

.24

(1.25)

(1.01)

(.17)

(1.61)

(1.78)

(2.79)

23.10

(3.81)%

1.67%

1.03%

666%

12,920

December 31, 2004*

25.00

.14

2.03

2.17

(1.16)

(.12)

(1.28)

.89

25.89

8.65%

1.63%**

0.91%**

907%

10,419

Inverse Dow 2x Strategy Fund

December 31, 2007

33.34

1.02

(4.06)

(3.04)

(1.51)

—

(1.51)

(4.55)

28.79

(8.99)%

1.66%

3.36%

—

11,885

December 31, 2006

43.20

1.35

(10.75)

(9.40)

(.46)

—

(.46)

(9.86)

33.34

(21.77)%

1.64%

3.61%

—

17,053

December 31, 2005

43.22

.74

(.06)

.68

(.70)

—

(.70)

(.02)

43.20

1.63%

1.65%

1.67%

—

7,257

December 31, 2004*

50.00

(.03)

(5.71)

(5.74)

—

(1.04)

(1.04)

(6.78)

43.22

(11.47)%

1.62%**

(0.09)%**

—

3,184

Small-Cap Value Fund

December 31, 2007

28.60

.19

(5.97)

(5.78)

(.06)

(4.54)

(4.60)

(10.38)

18.22

(20.36)%

1.49%

0.66%

241%

9,710

December 31, 2006

25.67

.18

4.74

4.92

(.17)

(1.82)

(1.99)

2.93

28.60

19.21%

1.49%

0.64%

433%

34,124

December 31, 2005

28.84

(.05)

1.13

1.08

—

(4.25)

(4.25)

(3.17)

25.67

3.64%

1.47%

(0.16)%

825%

19,035

December 31, 2004*

25.00

.01

4.50

4.51

(.01)

(.66)

(.67)

3.84

28.84

18.03%

1.46%**

0.07%**

507%

47,274

Mid-Cap Value Fund

December 31, 2007

22.38

.21

(1.29)

(1.08)

(.44)

(.02)

(.46)

(1.54)

20.84

(4.85)%

1.49%

0,87%

358%

15,998

December 31, 2006

19.27

.28

3.01

3.29

(.18)

—

(.18)

3.11

22.38

17.08%

1.49%

1.37%

307%

28,254

December 31, 2005

27.08

.07

2.28

2.35

(.20)

(9.96)

(10.16)

(7.81)

19.27

8.32%

1.48%

0.26%

1,133%

14,232

December 31, 2004*

25.00

—

3.80

3.80

(—)§

(1.72)

(1.72)

2.08

27.08

15.20%

1.48%**

0.01%**

1,173%

19,479

Large-Cap Value Fund

December 31, 2007

31.78

.42

(2.03)

(1.61)

(.57)

(4.23)

(4.80)

(6.41)

25.37

(5.37)%

1.49%

1.28%

307%

24,799

December 31, 2006

27.90

.39

4.53

4.92

(.25)

(.79)

(1.04)

3.88

31.78

17.66%

1.50%

1.29%

401%

83,323

December 31, 2005

27.68

.21

.95

1.16

(.15)

(.79)

(.94)

.22

27.90

4.19%

1.50%

0.77%

493%

24,547

December 31, 2004*

25.00

.12

3.00

3.12

(.11)

(.33)

(.44)

2.68

27.68

12.49%

1.45%**

0.69%**

983%

11,144

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Small-Cap Growth Fund

December 31, 2007

$29.92

$

(.28)

$

.30

$

.02

$

—

$

(2.87)

$

(2.87)

$

(2.85)

$27.07

(0.11)%

1.49%

1.49%

(0.90)%

573%

$ 12,428

December 31, 2006

28.64

(.31)

2.54

2.23

—

(.95)

(.95)

1.28

29.92

7.73%

1.49%

1.49%

(1.01)%

769%

23,300

December 31, 2005

28.55

(.21)

2.00

1.79

—

(1.70)

(1.70)

.09

28.64

6.20%

1.50%

1.50%

(0.72)%

737%

24,308

December 31, 2004*

25.00

(.17)

4.12

3.95

—

(.40)

(.40)

3.55

28.55

15.82%

1.46%**

1.46%**

(0.93)%**

733%

30,269

Mid-Cap Growth Fund

December 31, 2007

29.33

(.19)

2.69

2.50

—

(2.32)

(2.32)

.18

29.51

8.42%

1.48%

1.48%

(0.61)%

591%

25,940

December 31, 2006

30.24

(.28)

1.26

.98

—

(1.89)

(1.89)

(.91)

29.33

3.13%

1.47%

1.47%

(0.90)%

462%

15,440

December 31, 2005

27.13

(.20)

3.31

3.11

—

—

—

3.11

30.24

11.46%

1.52%

1.52%

(0.70)%

1,178%

53,035

December 31, 2004*

25.00

(.13)

2.26

2.13

—

—

—

2.13

27.13

8.52%

1.46%**

1.46%**

(0.75)%**

875%

20,702

Large-Cap Growth Fund

December 31, 2007

26.68

(.16)

1.46

1.30

—

(.62)

(.62)

.68

27.36

4.87%

1.48%

1.48%

(0.57)%

521%

36,275

December 31, 2006

25.69

(.17)

1.56

1.39

—

(.40)

(.40)

.99

26.68

5.40%

1.49%

1.49%

(0.66)%

612%

23,568

December 31, 2005

25.75

(.01)

.47

.46

(.02)

(.50)

(.52)

(.06)

25.69

1.77%

1.52%

1.52%

(0.03)%

1,111%

22,538

December 31, 2004*

25.00

.36

.71

1.07

(.15)

(.17)

(.32)

.75

25.75

4.26%

1.46%**

1.46%**

2.12%**

1,087%

20,012

U.S. Government Money Market Fund

December 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.90%

1.19%

1.19%

3.80%

—

277,346

December 31, 2006

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.82%

1.19%

1.19%

3.78%

—

208,148

December 31, 2005

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

2.00%

1.17%

1.17%

1.96%

—

185,365

December 31, 2004

1.00

—)§

—

—

(—)§

—

(—)§

—

1.00

0.23%

1.19%

1.10%

0.20%

—

167,678

December 31, 2003

1.00

—)§

—

—

(—)§

—

(—)§

—

1.00

0.01%

1.22%

1.11%

0.01%

—

232,493

*

Since the commencement of operations:

May 1, 2003 – Inverse Government Long Bond Strategy Fund;

May 3, 2004 – Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Small-Cap Value Fund,

Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, and Large-Cap Growth Fund;

October 27, 2006 – Russell 2000® 2x Strategy Fund.

**

Annualized

†

Calculated using the average daily shares outstanding for the year.

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

†††

Per share amounts for periods ended December 31, 2003 — December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007 — See Note 10.

§

Less than $.01 per share.

◊

Operating Expenses exclude interest expense from securities sold short.

NOTES TO FINANCIAL STATEMENTS

1.

Organization and Significant Accounting Policies

contracts that is determined by marking the contracts to

Organization

their current realized settlement prices. Financial futures

The Rydex Variable Trust (the “Trust”), a Delaware business

contracts are valued at the last quoted sales price, usually as trust, is registered with the SEC under the Investment

of 4:00 p.m. on the valuation date. In the event that the

Company Act of 1940 (the “1940 Act”) as a non-diversified,

exchange for a specific futures contract closes earlier than open-ended investment company and is authorized to issue

4:00 p.m., the futures contract is valued at the Official

an unlimited number of no par value shares. The Trust offers

Settlement Price of the exchange. However, the underlying

shares of the Funds to insurance companies for their

securities from which the futures contract value is derived

variable annuity and variable life insurance contracts.

are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation. Short-term

At December 31, 2007, the Trust consisted of fifty-five

securities, if any, are valued at amortized cost, which

separate Funds: twenty-three Benchmark Funds, one Money

approximates market value.

Market Fund, eight Alternative Strategy Funds, seventeen

Sector Funds, three Essential Portfolio Funds and three CLS

Debt securities with a maturity greater than 60 days are

AdvisorOne Funds. This report covers the Benchmark and

valued at the last traded fill price at the close of the Funds’

the Money Market Funds (the “Funds”), while the

pricing cycle, unless no trades were executed. If there are

Alternative Strategies Funds, the Sector Funds, the Essential

no trades, a security is valued at the reported bid price, at

Portfolio Funds and the CLS AdvisorOne Funds are

the close of the Funds’ pricing cycle, usually 4:00 p.m.

contained in separate reports.

Structured notes are valued in accordance with the terms of

Rydex Investments provides advisory, transfer agent and

their agreement at the value of the underlying index close,

administrative services, and accounting services to the Trust.

usually 4:00 p.m., adjusted for any interest accruals and

Rydex Distributors, Inc. (the “Distributor”) acts as principal financing charges. If the securities comprising the

underwriter for the Trust. Both Rydex Investments and the

underlying index cease trading before a Fund’s close of

Distributor are affiliated entities.

business, the index will be fair valued with the use of an

appropriate market indicator.

Significant Accounting Policies

Traditional open-end investment companies (“Mutual

The following significant accounting policies are in

Funds”) are valued at their NAV as of the close of business,

conformity with U.S. generally accepted accounting

usually 4:00 p.m. on the valuation date. Exchange Traded

principles and are consistently followed by the Trust. All

Funds (“ETFs”) and closed-end investment companies are

time references are based on Eastern Time. The

valued at the last quoted sales price.

information contained in these notes may not apply to

every Fund in the Trust.

The value of domestic equity index and credit default swap

agreements entered into by a Fund is accounted for using

A. Effective August 31, 2007, the Trust ceased calculating a the unrealized gain or loss on the agreements that is

NAV twice each business day, first in the morning and again

determined by marking the agreements to the last quoted

in the afternoon for the S&P 500 2x Strategy Fund, the OTC

value of the index that the swap pertains to at the close of

2x Strategy Fund, the Dow 2x Strategy Fund, and the

the NYSE, usually 4:00 p.m. The swap’s market value is then

Inverse Dow 2x Strategy Fund. All Funds in the Trust will

adjusted to include dividends accrued, financing charges

now price at the afternoon NAV, which is calculated at the

and/or interest associated with the swap agreements.

close of the New York Stock Exchange (“NYSE”), usually

4:00 p.m. The NAV is calculated using the current market

The value of foreign equity and index currency index swap

value of each Fund’s total assets as of the respective time of agreements entered into by a Fund is accounted for using

calculation. These financial statements are based on the

the unrealized gain or loss on the agreements that is

December 31, 2007 afternoon NAV.

determined by marking the agreements to the price at which

orders are being filled at the close of the NYSE, usually 4:00

B. Equity securities listed on an exchange (NYSE or

p.m. In the event that no order is filled at 4:00 p.m., the

American Stock Exchange) are valued at the last quoted

security dealer provides a fair value quote at which the swap sales price as of the close of business on the NYSE, usually agreement is valued. The swap’s market value is then

4:00 p.m. on the valuation date. Equity securities listed on adjusted to include dividends accrued, financing charges

the NASDAQ market system are valued at the NASDAQ

and/or interest associated with the swap agreements.

Official Closing Price, usually as of 4:00 p.m. on the

valuation date. Listed options held by the Trust are valued

Investments for which market quotations are not readily

at the Official Settlement Price listed by the exchange,

available are fair valued as determined in good faith by

usually as of 4:00 p.m. In the event that a settlement price is

Rydex Investments under the direction of the Board of

not available, fair valuation is enacted. Over-the-counter

Trustees using methods established or ratified by the Board

options held by the Trust are valued using the average bid

of Trustees. These methods include, but are not limited to:

price obtained from one or more security dealers. The value

(i) general information as to how these securities and assets of futures contracts purchased and sold by the Trust is

trade; (ii) in connection with futures contracts and options accounted for using the unrealized gain or loss on the

thereupon, and other derivative investments, information as

122

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

to how (a) these contracts and other derivative investments

or less than the cost of the option. When a Fund exercises a trade in the futures or other derivative markets, respectively,

put option, that Fund will realize a gain or loss from the sale and (b) the securities underlying these contracts and other

of the underlying security and the proceeds from such sale

derivative investments trade in the cash market; and (iii)

will be decreased by the premium originally paid. When a

other information and considerations, including current

Fund exercises a call option, the cost of the security pur-

values in related-markets.

chased by that Fund upon exercise will be increased by the

C. Securities transactions are recorded on the trade date for premium originally paid. When a Fund writes (sells) an

financial reporting purposes. Realized gains and losses from option, an amount equal to the premium received is

securities transactions are recorded using the identified cost entered in that Fund’s accounting records as an asset and

basis. Proceeds from lawsuits related to investment holdings equivalent liability. The amount of the liability is subsequent-

are recorded as realized gains in the respective Fund.

ly marked-to-market to reflect the current value of the

Dividend income is recorded on the ex-dividend date, net

option written. When a written option expires, or if a Fund

of applicable taxes withheld by foreign countries. Interest

enters into a closing purchase transaction, that Fund realizes income, including amortization of premiums and accretion

a gain (or loss if the cost of a closing purchase transaction of discount, is accrued on a daily basis.

exceeds the premium received when the option was sold).

D. Net investment income is computed and dividends are

G. The Trust may enter into stock and bond index futures

declared daily in the Government Long Bond 1.2x Strategy

contracts and options on such futures contracts. Futures

Fund and the U.S. Government Money Market Fund.

contracts are contracts for delayed delivery of securities at a

Income dividends in these Funds are accrued daily.

specified future delivery date and at a specific price. Upon

Dividends are reinvested in additional shares unless

entering into a contract, a Fund deposits and maintains as

shareholders request payment in cash. Distributions of net

collateral such initial margin as required by the exchange on investment income in the remaining Funds and distributions

which the transaction is effected. Pursuant to the contract,

of net realized capital gains in all Funds are recorded on the the Fund agrees to receive from or pay to the broker an

ex-dividend date and are determined in accordance with

amount of cash equal to the daily fluctuation in value of the income tax regulations which may differ from U.S. generally

contract. Such receipts or payments are known as variation

accepted accounting principles. These differences are

margin and are recorded by the Fund as unrealized gains or

primarily due to differing treatments for items such as

losses. When the contract is closed, the Fund records a

deferral of wash sales and post-October losses and

realized gain or loss equal to the difference between the

regulated futures contracts and options. Net investment

value of the contract at the time it was opened and the

income and loss, net realized gains and losses, and net

value at the time it was closed.

assets are not affected by these differences.

H. The Trust may enter into domestic equity index and

E. When a Fund engages in a short sale of an equity or

domestic currency index swap agreements, which are over-

fixed income security, an amount equal to the proceeds is

the-counter contracts in which one party agrees to make

reflected as an asset and an equivalent liability. The amount periodic payments based on the change in market value of

of the liability is subsequently marked-to-market to reflect a specified equity security, basket of equity securities,

the market value of the short sale. The Fund maintains a

equity index or domestic currency index, in return for

segregated account of cash and/or securities as collateral

periodic payments based on a fixed or variable interest rate for short sales. The Fund is exposed to market risk based on or the change in market value of a different equity security,

the amount, if any, that the market value of the security

basket of equity securities, equity index or domestic

exceeds the market value of the securities in the

currency index. Swap agreements are used to obtain

segregated account. Fees, if any, paid to brokers to borrow

exposure to an equity or market without owning or taking

securities in connection with short sales are considered part physical custody of securities. The swap agreements are

of the cost of short sale transactions. In addition, the Fund marked-to-market daily based upon quotations from market

must pay out the dividend rate of the equity or coupon rate

makers and the change, if any, is recorded as unrealized

of the treasury obligation to the lender and records this as gain or loss. Payments received or made as a result of an

an expense. Short dividends or interest expense is a cost

agreement or termination of the agreement are recognized

associated with the investment objective of short sales

as realized gains or losses.

transactions, rather than an operational cost associated with

The Trust may enter into credit default swap agreements

the day-to-day management of any mutual fund.

where one party, the protection buyer, makes an upfront or

F. Upon the purchase of an option by a Fund, the premium

periodic payment to counterparty, the protection seller, in

paid is recorded as an investment, the value of which is

exchange for the right to receive a contingent payment.

marked-to-market daily. When a purchased option expires,

The maximum amount of the payment may equal the

that Fund will realize a loss in the amount of the cost of the notional amount, at par, of the underlying index or security option. When a Fund enters into a closing sale transaction,

as a result of a related credit event. Upfront payments

that Fund will realize a gain or loss depending on whether

received or made by a Fund, are amortized over the

the proceeds from the closing sale transaction are greater

expected life of the agreement. Periodic payments received

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

123

NOTES TO FINANCIAL STATEMENTS (continued)

or paid by a Fund are recorded as realized gains or losses.

gains and losses are included in the Statement of

The credit default contracts are marked-to-market daily

Operations.

based upon quotations from market makers and the

L. Certain U.S. Government and Agency Obligations are

change, if any, is recorded as unrealized gain or loss.

traded on a discount basis; the interest rates shown on the

Payments received or made as a result of a credit event or

Schedules of Investments reflect the discount rates paid at

termination of the contract are recognized, net of a

the time of purchase by the Funds. Other securities bear

proportional amount of the upfront payment, as realized

interest at the rates shown, payable at fixed dates through

gains or losses.

maturity.

I. The Trust may invest in structured notes, which are over-

The Funds may also purchase American Depository

the-counter contracts linked to the performance of an

Receipts, U.S. Government securities, and enter into

underlying benchmark such as interest rates, equity

repurchase agreements.

markets, equity indices, commodities indices, corporate

credits or foreign exchange markets. A structured note is a

M. The Funds may leave cash overnight in their cash

type of bond in which an issuer borrows money from

account with the custodian, U.S. Bank. Periodically, a Fund

investors and pays back the principal, adjusted for

may have cash due to the custodian bank as an overdraft

performance of the underlying benchmark, at a specified

balance. A fee is incurred on this overdraft, calculated by

maturity date. In addition, the contract may require periodic multiplying the overdraft by a rate based on the federal

interest payments. Structured notes are used to obtain

funds rate. Segregated cash with the broker is held as

exposure to a market without owning or taking physical

collateral for investments in derivative instruments such as custody of securities or commodities. Fluctuations in value

futures contracts and index swap agreements.

of the structured notes are recorded as unrealized gains and

N. The preparation of financial statements in conformity

losses in the accompanying financial statements. Coupon

with U.S. generally accepted accounting principles requires

payments are recorded as income while net payments are

management to make estimates and assumptions that affect

recorded as net realized gains or losses.

the reported amount of assets and liabilities and disclosure

J. Investment securities and other assets and liabilities

of contingent assets and liabilities at the date of the

denominated in foreign currencies are translated into U.S.

financial statements and the reported amounts of revenues

dollar amounts at the date of valuation. Purchases and sales and expenses during the reporting period. Actual results

of investment securities and income and expense items

could differ from these estimates.

denominated in foreign currencies are translated into U.S.

2.

Financial Instruments

dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of

As part of its investment strategy, the Trust may utilize short operations resulting from changes in foreign exchange rates

sales and a variety of derivative instruments, including

on investments from the fluctuations arising from changes in options, futures, options on futures, structured notes, and

market prices of securities held. Such fluctuations are

swap agreements. These investments involve, to varying

included with the net realized and unrealized gain and loss

degrees, elements of market risk and risks in excess of the

from investments.

amounts recognized in the Statements of Assets and

Liabilities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses

Throughout the normal course of business, the Funds enter

realized between the trade and settlement dates on

into contracts that contain a variety of representations and investment transactions. Net unrealized exchange gains and

warranties which provide general indemnifications. The

losses arise from changes in the fair values of assets and

Funds’ maximum exposure under these arrangements is

liabilities other than investments in securities at the fiscal unknown, as this would involve future claims that may be

period end, resulting from changes in exchange rates.

made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds

K. The Trust may enter into forward currency contracts

expect the risk of loss to be remote.

primarily to hedge against foreign currency exchange rate

risks on its non-U.S. dollar denominated investment

Short sales are transactions in which a Fund sells an equity securities. When entering into a forward currency contract, a or fixed income security it does not own. If the security sold

Fund agrees to receive or deliver a fixed quantity of foreign short decreases in price between the time the Fund sells the currency for an agreed-upon price on an agreed future

security and closes its short position, that Fund will realize a date. These contracts are valued daily and the

gain on the transaction. Conversely, if the security increases corresponding unrealized gain or loss on the contracts, as

in price during the period, that Fund will realize a loss on measured by the difference between the forward foreign

the transaction. The risk of such price increases is the

exchange rates at the dates of entry into the contracts and

principal risk of engaging in short sales.

the forward rates at the reporting date, is included in the

The risk associated with purchasing options is limited to the

Statement of Assets and Liabilities. Realized and unrealized premium originally paid. The risk in writing a covered call

option is that a Fund may forego the opportunity for profit

124

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

if the market price of the underlying security increases and

In conjunction with the use of short sales, options, futures,

the option is exercised. The risk in writing a covered put

options on futures, and swap agreements, the Funds are

option is that a Fund may incur a loss if the market price of required to maintain collateral in various forms. The Funds

the underlying security decreases and the option is

use, where appropriate, depending on the financial

exercised. In addition, there is the risk that a Fund may not instrument utilized and the broker involved, margin deposits be able to enter into a closing transaction because of an

at the broker, cash and/or securities segregated at the

illiquid secondary market or, for over-the-counter options,

custodian bank, discount notes, or the repurchase

because of the counterparty’s inability to perform.

agreements allocated to each Fund.

There are several risks in connection with the use of futures

The risks inherent in the use of short sales, options, futures contracts. Risks may be caused by an imperfect correlation

contracts, options on futures contracts, structured notes,

between movements in the price of the instruments and the

and swap agreements, include i) adverse changes in the

price of the underlying securities. In addition, there is the value of such instruments; ii) imperfect correlation between risk that a Fund may not be able to enter into a closing

the price of the instruments and movements in the price of

transaction because of an illiquid secondary market.

the underlying securities, indices, or futures contracts; iii)

There are several risks associated with the use of structured the possible absence of a liquid secondary market for any

notes. Structured securities are leveraged, thereby

particular instrument at any time; and iv) the potential of

providing an exposure to the underlying benchmark of

counterparty default. The Trust has established strict

three times the face amount and increasing the volatility of counterparty credit guidelines and enters into transactions

each note relative to the change in the underlying linked

only with financial institutions of investment grade or better.

financial instrument. A highly liquid secondary market may

3.

Fees And Other Transactions With Affiliates

not exist for the structured notes a Fund invests in, which

Under the terms of an investment advisory contract, the

may make it difficult for that Fund to sell the structured

Trust pays Rydex Investments investment advisory fees

notes it holds at an acceptable price or to accurately value calculated at an annualized rate of 0.50% of the average

them. In addition, structured notes are subject to the risk

daily net assets of the Government Long Bond 1.2x

that the counterparty to the instrument, or issuer, might not

Strategy Fund and the U.S. Government Money Market

pay interest when due or repay principal at maturity of the

Fund; 0.75% of the average daily net assets of the Nova

obligation. Although the Trust will not invest in any

Fund, the OTC Fund, the Small-Cap Value Fund, the Mid-

structured notes unless Rydex Investments believes that the

Cap Value Fund, the Large-Cap Value Fund, the Small-Cap

issuer is creditworthy, a Fund does bear the risk of loss of

Growth Fund, the Mid-Cap Growth Fund and the Large-Cap

the amount expected to be received in the event of the

Growth Fund; and 0.90% of the average daily net assets of

default or bankruptcy of the issuer.

the remaining Funds covered in this report.

There are several risks associated with the use of swap

Rydex Investments provides transfer agent and administrative agreements that are different from those associated with

services to the Funds calculated at an annualized rate of

ordinary portfolio securities transactions, due to the fact

0.20% of the average daily net assets of the Government

they could be considered illiquid. Although the Trust will not

Long Bond 1.2x Strategy Fund and the U.S. Government

enter into any swap agreement unless Rydex Investments

Money Market Fund; and 0.25% of the average daily net

believes that the other party to the transaction is

assets of the remaining Funds covered in this report.

creditworthy, the Funds bear the risk of loss of the amount

expected to be received under a swap agreement in the

Rydex Investments also provides accounting services to the

event of the default or bankruptcy of the agreement

Trust for fees calculated at an annualized rate of 0.10% on

counterparty.

the first $250 million of the average daily net assets, 0.075%

on the next $250 million of the average daily net assets,

There are several risks associated with credit default swaps.

0.05% on the next $250 million of the average daily net

Credit default swaps involve the exchange of a fixed-rate

assets, and 0.03% on the average daily net assets over $750

premium for protection against the loss in value of an

million of each Fund.

underlying debt instrument in the event of a defined credit

event (such as payment default or bankruptcy). Under the

Rydex Investments engages external service providers to

terms of the swap, one party acts as a “guarantor,”

perform other necessary services for the Trust, such as

receiving a periodic payment that is a fixed percentage

accounting and audit related services, legal services,

applied to a notional principal amount. In return, the party custody, printing and mailing, etc., on a pass-through basis.

agrees to purchase the notional amount of the underlying

Such expenses vary from Fund to Fund and are allocated to

instrument, at par, if a credit event occurs during the term the Funds based on relative net assets. Organizational and

of the swap. A Fund may enter into credit default swaps in

setup costs for new funds are paid by the Trust.

which that Fund or its counterparty acts as guarantor. By

The Trust has adopted a Distribution Services Plan for which acting as the guarantor of a swap, that Fund assumes the

the Distributor and other firms that provide shareholder

market and credit risk of the underlying instrument,

services (“Service Providers”) may receive compensation.

including liquidity and loss of value.

The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

125

NOTES TO FINANCIAL STATEMENTS (continued)

Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

Certain officers and trustees of the Trust are also officers of Rydex Investments.

4.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no

Federal income tax provision has been recorded.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from

U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current period and capital loss carry forward expired. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2007, the following Funds expired or offset net realized capital gains with capital losses from previous years:

Fund

Amount

Nova Fund

$5,638,783

Inverse S&P 500 Strategy Fund

2,209,540

OTC Fund

9,540,671

Small-Cap Growth Fund

219,170

The tax character of distributions paid during 2007 was as follows:

Ordinary

Long-Term

Return of

Total

Fund

Income

Capital Gain

Capital

Distributions

Nova Fund

$

1,161,348

$

—

$

—

$

1,161,348

Inverse S&P 500 Strategy Fund

767,870

—

—

767,870

OTC Fund

63,168

—

—

63,168

Inverse OTC Strategy Fund

906,240

—

—

906,240

S&P 500 2x Strategy Fund

2,666,050

622,608

851,687

4,140,345

OTC 2x Strategy Fund

186,716

—

—

186,716

Mid-Cap 1.5x Strategy Fund

1,494,103

691,701

—

2,185,804

Inverse Mid-Cap Strategy Fund

119,992

—

—

119,992

Russell 2000® 2x Strategy Fund

57,037

—

—

57,037

Russell 2000® 1.5x Strategy Fund

459,551

1,542,506

—

2,002,057

Inverse Russell 2000® Strategy Fund

382,872

—

—

382,872

Government Long Bond 1.2x Strategy Fund

1,898,770

—

—

1,898,770

Inverse Government Long Bond Strategy Fund

725,228

—

—

725,228

Europe 1.25x Strategy Fund

9,030,437

989,193

—

10,019,630

Japan 1.25x Strategy Fund

1,177,302

—

—

1,177,302

Dow 2x Strategy Fund

4,715,887

277,020

—

4,992,907

Inverse Dow 2x Strategy Fund

650,488

—

—

650,488

Small-Cap Value Fund

1,261,225

857,854

—

2,119,079

Mid-Cap Value Fund

366,943

17,776

—

384,719

Large-Cap Value Fund

3,639,001

1,733,846

—

5,372,847

Small-Cap Growth Fund

924,827

654,795

—

1,579,622

Mid-Cap Growth Fund

1,416,965
1,250,505

33,261

2,700,731

Large-Cap Growth Fund

503,128

190,616

21,547

715,291

U.S. Government Money Market Fund

10,144,753

—

—

10,144,753

126

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during 2006 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Nova Fund

$1,341,115

$

—

$1,341,115

Inverse S&P 500 Strategy Fund

1,546,385

—

1,546,385

OTC Fund

—

—

—

Inverse OTC Strategy Fund

1,363,464

—

1,363,464

S&P 500 2x Strategy Fund

1,742,569

—

1,742,569

OTC 2x Strategy Fund

27,820

—

27,820

Mid-Cap 1.5x Strategy Fund

6,443,388

1,406,371

7,849,759

Inverse Mid-Cap Strategy Fund

122,428

—

122,428

Russell 2000® 2x Strategy Fund

7,200

—

7,200

Russell 2000® 1.5x Strategy Fund

227,797

—

227,797

Inverse Russell 2000® Strategy Fund

478,048

—

478,048

Government Long Bond 1.2x Strategy Fund

2,342,620

—

2,342,620

Inverse Government Long Bond Strategy Fund

794,766

—

794,766

Europe 1.25x Strategy Fund

3,427,521

95,125

3,522,646

Japan 1.25x Strategy Fund

4,962,847

476,739

5,439,586

Dow 2x Strategy Fund

3,421,440

711,086

4,132,526

Inverse Dow 2x Strategy Fund

253,535

—

253,535

Small-Cap Value Fund

796,173

863,878

1,660,051

Mid-Cap Value Fund

212,382

—

212,382

Large-Cap Value Fund

933,005

834,713

1,767,718

Small-Cap Growth Fund

188,230

559,227

747,457

Mid-Cap Growth Fund

708,980

362,610

1,071,590

Large-Cap Growth Fund

300,944

62,603

363,547

U.S. Government Money Market Fund

9,620,977

—

9,620,977

The tax character of distributable earnings/(accumulated losses) at December 31, 2007, was as follows:

Undistributed

Undistributed

Net Unrealized

Ordinary

Long-Term

Appreciation/

Capital Loss

Fund

Income

Capital Gain

Depreciation

Carryforward

Nova Fund

$223,114

$

—

$ 4,722,205

$

(79,443,732)2

Inverse S&P 500 Strategy Fund

172,209

—

(78,849)

(30,431,836)2

OTC Fund

77,200

—

(854,363)

(354,797,092)2

Inverse OTC Strategy Fund

66,793

—

106,783

(17,478,177)2

S&P 500 2x Strategy Fund

—

—

1,725,767

—

OTC 2x Strategy Fund

42,493

—

6,293,117

(3,771,461)2

Mid-Cap 1.5x Strategy Fund

—

—

(970,843)

(157,985)1

Inverse Mid-Cap Strategy Fund

18,024

—

33,461

(1,791,885)2

Russell 2000® 2x Strategy Fund

54,736

—

(49,894)

(684,184)1

Russell 2000® 1.5x Strategy Fund

24,991

—

(153,247)

(848,738)1

Inverse Russell 2000® Strategy Fund

44,246

—

(6,945)

(7,800,033)2

Government Long Bond 1.2x Strategy Fund

—

—

1,624,233

(4,637,274)2

Inverse Government Long Bond Strategy Fund

57,414

—

(521,973)

(10,285,291)2

Europe 1.25x Strategy Fund

396,211

254,418

3,518,175

—

Japan 1.25x Strategy Fund

76,368

—

(380,195)

(3,127,082)2

Dow 2x Strategy Fund

136,108

—

2,344,452

—

Inverse Dow 2x Strategy Fund

59,582

—

393,407

(6,651,170)2

Small-Cap Value Fund

117,535

—

(2,141,218)

(494,096)1

Mid-Cap Value Fund

177,210

1,456,316

(2,185,921)

—

Large-Cap Value Fund

173,272

2,551,427

(2,139,669)

—

Small-Cap Growth Fund

—

172

(1,059,053)

—

Mid-Cap Growth Fund

—

—

(979,784)

—

Large-Cap Growth Fund

—

—

36,342

—

U.S. Government Money Market Fund

7,497

—

—

(1,546)2

Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

1 Expires in 2015.

2 Nova Fund: $22,511,032 expires in 2008, $40,390,472 expires in 2009, and $16,542,228 expires in 2010.

Inverse S&P 500 Strategy Fund: $12,563,901 expires in 2011, $10,777,389 expires in 2012, $314,257 expires in 2013, $5,114,923 expires in

2014, and $1,661,366 expires in 2015.

OTC Fund: $65,045,522 expires in 2008, $180,736,125 expires in 2009, $98,591,246 expires in 2010, $10,118,266 expires in 2011, and

$305,933 expires in 2012.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

127

NOTES TO FINANCIAL STATEMENTS (continued)

Inverse OTC Strategy Fund: $1,648,984 expires in 2009, $1,790,535 expires in 2011, $4,909,190 expires in 2012, $2,303,943 expires in 2003,

$1,494,971 expires in 2014, and $5,330,554 expires in 2015.

OTC 2x Strategy Fund: $798,838 expires in 2013 and $2,972,623 expires in 2015.

Inverse Mid-Cap Strategy Fund: $392,757 expires in 2012, $141,768 expires in 2013, $916,790 expires in 2014, and $340,570 expires in 2015.

Inverse Russell 2000® Strategy Fund: $2,561,018 expires in 2012, $955,067 expires in 2013, $3,912,378 expires in 2014, and $371,570 expires in 2015.

Government Long Bond 1.2x Strategy Fund: $2,376,550 expires in 2012, $1,091,899 expires in 2014, $1,168,825 expires in 2015.

Inverse Government Long Bond Strategy Fund: $5,005,075 expires in 2012, $2,319,251 expires in 2013, $986,005 expires in 2014, and

$1,974,960 expires in 2015.

Japan 1.25x Strategy Fund: $429,142 expires in 2014 and $2,697,940 expires in 2015.

Inverse Dow 2x Strategy Fund: $261,996 expires in 2013, $2,445,007 expires in 2014, and $3,944,167 expires in 2015.

U.S. Government Money Market Fund: $1,127 expires in 2008, $386 expires in 2010, and $33 expires in 2011.

At December 31, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Nova Fund

$

77,626,516

$8,293,485

$(3,384,638)

$ 4,908,847

Inverse S&P 500 Strategy Fund

29,548,298

—

(174,504)

(174,504)

OTC Fund

90,530,480

338,274

(1,101,118)

(762,844)

Inverse OTC Strategy Fund

12,859,682

—

—

—

S&P 500 2x Strategy Fund

32,423,145

2,313,158

(240,214)

2,072,944

OTC 2x Strategy Fund

56,279,051

6,925,141

(632,664)

6,292,477

Mid-Cap 1.5x Strategy Fund

33,970,188

771,024

(1,843,627)

(1,072,603)

Inverse Mid-Cap Strategy Fund

2,835,073

—

—

—

Russell 2000® 2x Strategy Fund

7,310,065

270,214

(314,622)

(44,408)

Russell 2000® 1.5x Strategy Fund

24,310,827

742,263

(878,773)

(136,510)

Inverse Russell 2000® Strategy Fund

8,810,273

—

—

—

Government Long Bond 1.2x Strategy Fund

49,978,985

1,624,233

—

1,624,233

Inverse Government Long Bond Strategy Fund

31,625,233

—

(434,277)

(434,277)

Europe 1.25x Strategy Fund

89,169,790

4,653,289

(509,655)

4,143,634

Japan 1.25x Strategy Fund

15,884,142

—

—

—

Dow 2x Strategy Fund

39,464,236

3,611,008

(676,439)

2,934,569

Inverse Dow 2x Strategy Fund

11,483,811

—

—

—

Small-Cap Value Fund

13,403,396

—

(2,141,218)

(2,141,218)

Mid-Cap Value Fund

21,237,858

—

(2,185,921)

(2,185,921)

Large-Cap Value Fund

33,700,294

165,916

(2,305,585)

(2,139,669)

Small-Cap Growth Fund

16,661,339

—

(1,059,053)

(1,059,053)

Mid-Cap Growth Fund

34,389,265

—

(979,784)

(979,784)

Large-Cap Growth Fund

43,532,620

546,122

(509,780)

36,342

U.S. Government Money Market Fund

272,587,990

—

—

—

Post-October Losses Deferred

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2007, $49,057, $231,898, $4,026,235, $1,729,781, $653,686, and $85,547 of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until 2008 for Inverse Mid-Cap

Fund, Russell 2000® 2x Strategy Fund, Dow 2x Strategy Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund and Large-Cap

Growth Fund, respectively.

128

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

5.

Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreement at maturity. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of December 31, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

1.40% due 01/02/08

$100,000,000

$100,000,000

$100,007,778

Morgan Stanley

1.20% due 01/02/08

100,000,000

100,000,000

100,006,667

UBS Financial Services, Inc.

1.14% due 01/02/08

100,000,000

100,000,000

100,006,333

Lehman Brothers Holdings, Inc.

1.00% due 01/02/08

76,214,183

76,214,183

76,218,418

$376,214,183

$376,239,196

As of December 31, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

11/15/08 – 11/15/16

3.375% – 4.750%

$193,110,000

$197,169,227

TIP Notes

01/15/09 – 07/15/17

1.875% – 4.250%

141,445,000

165,690,117

Federal Home Loan Bank

08/05/09 – 09/09/16

5.000% – 5.375%

7,755,000

8,203,002

TIP Bonds

01/15/25

2.375%

5,920,000

6,890,030

Federal Discount Note

02/29/08

0.000%

3,950,000

3,922,350

U.S. Treasury Bills

02/14/08 – 02/21/08

0.000%

1,883,000

1,875,790

$383,750,516

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities,

including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

6.

Securities Transactions

During the year ended December 31, 2007, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

Inverse

Inverse OTC

S&P 500 2x

OTC 2x

Mid-Cap 1.5x

Inverse

S&P 500

Strategy

Strategy

Strategy

Strategy

Mid-Cap

Nova Fund

Strategy Fund

OTC Fund

Fund

Fund

Fund

Fund

Strategy Fund

Purchases

$69,951,381

$

—

$ 61,733,329

$

—

$ 22,657,496

$

73,794,718

$

98,447,337

$

—

Sales

$98,317,283

$

—

$ 74,313,048

$

—

$ 34,902,159

$

58,733,415

$

98,531,937

$

—

Government

Inverse

Russell 2000® 2x

Russell 2000®

Inverse

Long Bond

Government

Europe 1.25x

Japan 1.25x

Dow 2x

Strategy

1.5x Strategy

Russell 2000®

1.2x Strategy

Long Bond

Strategy

Strategy

Strategy

Fund

Fund

Strategy Fund

Fund

Strategy Fund

Fund

Fund

Fund

Purchases

$

7,514,222

$  79,731,959

$

—

$534,746,116

$111,213,370

$104,617,266

$

—

$30,109,888

Sales

$

6,067,586

$129,055,294

$

—

$532,965,704

$121,292,660

$

96,522,667

$

—

$32,171,784

U.S.

Inverse Dow 2x

Small-Cap

Mid-Cap

Large-Cap

Government

Strategy

Small-Cap

Mid-Cap

Large-Cap

Growth

Growth

Growth

Money Market

Fund

Value Fund

Value Fund

Value Fund

Fund

Fund

Fund

Fund

Purchases

$

—

$ 43,576,939

$116,405,244

$168,014,185

$115,846,628

$179,140,002

$150,325,829

$

—

Sales

$

—

$ 64,601,951

$127,844,109

$225,200,655

$125,556,206

$169,330,696

$138,032,881

$

—

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

129

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the years presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

2007

2006

Nova Fund

26,120,576

36,391,385

114,081

134,112

(31,396,735)

(38,611,971)

(5,162,078)

(2,086,474)

Inverse S&P 500 Strategy Fund

19,376,299

6,349,104†

18,344

35,225†

(23,220,677)

(6,581,856)†

(3,826,034)

(197,527)†

OTC Fund

20,423,064

23,324,174

3,482

–

(20,609,419)

(25,634,991)

(182,873)

(2,310,817)

Inverse OTC Strategy Fund

64,675,490

27,146,402

53,434

70,318

(65,135,299)

(26,920,756)

(406,375)

295,964

S&P 500 2x Strategy Fund

9,149,129

8,927,290

211,350

80,824

(9,202,386)

(8,655,618)

158,093

352,496

OTC 2x Strategy Fund

39,415,461

32,871,270

6,199

1,149

(38,516,138)

(33,586,772)

905,522

(714,353)

Mid-Cap 1.5x Strategy Fund

14,637,784

10,365,935

182,225

318,062

(15,146,674)

(10,771,652)

(326,665)

(87,655)

Inverse Mid-Cap Strategy Fund

3,053,209

2,052,002

3,463

3,375

(3,131,417)

(1,966,866)

(74,745)

88,511

Russell 2000® 2x Strategy Fund

2,021,473

435,979*

2,538

281*

(1,923,950)

(259,751)*

100,061

176,509*

Russell 2000® 1.5x Strategy Fund

8,677,892

14,057,946

58,488

5,472

(9,873,791)

(13,416,501)

(1,137,411)

646,917

Inverse Russell 2000® Strategy Fund

6,055,699

5,804,634

11,037

13,949

(6,087,515)

(5,756,889)

(20,779)

61,694

Government Long Bond 1.2x

Strategy Fund

40,890,318

52,456,584

166,118

205,208

(41,149,330)

(53,159,906)

(92,894)

(498,114)

Inverse Government Long Bond

Strategy Fund

8,139,115

7,623,241

37,001

37,828

(8,633,879)

(7,730,453)

(457,763)

(69,384)

Europe 1.25x Strategy Fund

6,760,829

7,330,052

325,736

121,094

(7,343,936)

(5,516,268)

(257,371)

1,934,878

Japan 1.25x Strategy Fund

5,089,542

5,931,337

48,429

205,422

(5,577,430)

(6,664,739)

(439,459)

(527,980)

Dow 2x Strategy Fund

7,160,299

8,202,609

188,696

157,071

(7,291,478)

(7,232,030)

57,517

1,127,650

Inverse Dow 2x Strategy Fund

4,904,068

2,919,948

23,215

7,464

(5,026,052)

(2,583,888)

(98,769)

343,524

Small-Cap Value Fund

1,754,037

5,163,582

115,167

58,288

(2,529,670)

(4,770,195)

(660,466)

451,675

Mid-Cap Value Fund

5,074,565

3,686,972

18,096

9,490

(5,587,238)

(3,172,845)

(494,577)

523,617

Large-Cap Value Fund

5,719,976

8,054,378

207,526

56,065

(7,571,756)

(6,368,500)

(1,644,254)

1,741,943

Small-Cap Growth Fund

3,790,354

4,900,217

57,233

24,612

(4,167,256)

(4,994,748)

(319,669)

(69,919)

Mid-Cap Growth Fund

5,781,889

3,360,551

90,205

35,875

(5,519,616)

(4,623,670)

352,478

(1,227,244)

Large-Cap Growth Fund

5,518,742

4,582,138

26,086

13,495

(5,102,555)

(4,589,497)

442,273

6,136

U.S. Government Money

Market Fund

1,479,694,977

1,169,136,977

10,144,753

9,620,976

(1,420,642,030)

(1,155,974,653)

69,197,700

22,783,300

* Since the commencement of operations: October 27, 2006.

† Share amounts have been restated to reflect a 1:10 reverse stock split effective April 23, 2007 — See Note 10.

NOTES TO FINANCIAL STATEMENTS (continued)

8.

Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. Under the terms of the Trust’s securities lending agreement with U.S. Bank,

cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At December 31, 2007, the cash collateral investments consisted of mutual funds. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

76,947,883

$76,947,883

Total Mutual Fund

$76,947,883

At December 31, 2007, the following Funds participated in securities lending and received cash collateral:

Value of

Cash

Securities

Fund

Collateral

Loaned

Nova Fund

$

6,277,357

$

6,058,711

OTC Fund

7,604,902

7,217,291

S&P 500 2x Strategy Fund

1,030,640

994,618

OTC 2x Strategy Fund

5,336,798

5,081,055

Mid-Cap 1.5x Strategy Fund

6,665,093

6,413,491

Russell 2000® 2x Strategy Fund

1,267,411

1,204,139

Russell 2000® 1.5x Strategy Fund

4,427,807

4,208,262

Europe 1.25x Strategy Fund

14,834,105

14,313,026

Dow 2x Strategy Fund

271,752

260,150

Small-Cap Value Fund

1,544,114

1,435,489

Mid-Cap Value Fund

3,035,322

2,861,898

Large-Cap Value Fund

6,754,697

6,436,279

Small-Cap Growth Fund

3,174,928

3,012,601

Mid-Cap Growth Fund

7,446,497

7,142,581

Large-Cap Growth Fund

7,276,460

7,024,723

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

131

NOTES TO FINANCIAL STATEMENTS (concluded)

9.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period.

Management adopted FIN 48 on June 29, 2007. There is no material impact to the financial statements or disclosures thereto as a result of the adopting of this pronouncement.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Fund’s U.S. federal income tax returns filed for the fiscal years 2004 to 2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

10.

Inverse S&P 500 Fund 1-for-10 Reverse Split

Effective April 23, 2007, the Inverse S&P 500 Fund underwent a 1-for-10 reverse split. The effect of this transaction was to divide the number of outstanding shares of the Fund by ten, while multiplying the net asset value per share by ten. There were no changes in the aggregate market values of the outstanding shares as a result of this transaction.

11.

Subsequent Event

At the close of business on January 17, 2008, Rydex NV, Inc., comprised of Rydex Investments, together with several other Rydex entities, was acquired by Security Benefit Corporation (“Security Benefit”), a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the

“Transaction”). As a result of the Transaction’s completion, Rydex Investments and the Distributor are wholly-owned subsidiaries of

Security Benefit. While the Transaction has no material impact on the Funds or their shareholders, it resulted in a change of control of Rydex Investments, which in turn caused the termination of the investment advisory agreement between Rydex

Investments and the Funds.

A new investment advisory agreement between Rydex Investments and the Funds was approved under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). This New Agreement was approved by shareholders, via proxy, and took effect upon the closing of the Transaction.

The Transaction has no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds.

132

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nova Fund, Inverse S&P 500 Strategy Fund (formerly Inverse S&P 500 Fund), OTC Fund, Inverse OTC

Strategy Fund (formerly Inverse OTC Fund), S&P 500 2x Strategy Fund (formerly Dynamic S&P 500 Fund), OTC 2x Strategy Fund

(formerly Dynamic OTC Fund), Mid-Cap 1.5x Strategy Fund (formerly Mid-Cap Advantage Fund), Inverse Mid-Cap Strategy Fund

(formerly Inverse Mid-Cap Fund), Russell 2000® 2x Strategy Fund (formerly Dynamic Russell 2000® Fund), Russell 2000® 1.5x

Strategy Fund (formerly Russell 2000® Advantage Fund), Inverse Russell 2000® Strategy Fund (formerly Inverse Russell 2000® Fund),

Government Long Bond 1.2x Strategy Fund (formerly Government Long Bond Advantage Fund), Inverse Government Long Bond

Strategy Fund (formerly Inverse Government Long Bond Fund), Europe 1.25x Strategy Fund (formerly Europe Advantage Fund),

Japan 1.25x Strategy Fund (formerly Japan Advantage Fund), Dow 2x Strategy Fund (formerly Dynamic Dow Fund), Inverse Dow

2x Strategy Fund (formerly Inverse Dynamic Dow Fund), Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund,

Small-Cap Growth Fund, Mid-Cap Growth Fund, Large-Cap Growth Fund and U.S Government Money Market Fund (twenty four series of Rydex Variable Trust, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented,

in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our respon-

sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31,

2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 26, 2008

THE RYDEX VARIABLE TRUST ANNUAL REPORT

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133

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund

% Qualifying

Nova Fund

73.81%

OTC Fund

100.00%

S&P 500 2x Strategy Fund

14.87%

OTC 2x Strategy Fund

56.99%

Mid-Cap 1.5x Strategy Fund

14.35%

Russell 2000® 1.5x Strategy Fund

24.93%

Dow 2x Strategy Fund

11.71%

Mid-Cap Value Fund

79.74%

Large-Cap Value Fund

15.98%

Small-Cap Growth Fund

6.20%

Mid-Cap Growth Fund

8.94%

Large-Cap Growth Fund

22.34%

The Funds’ distributions to shareholders included:

S&P 500 2x

Mid-Cap 1.5x

Russell 2000® 2x

Russell 2000® 1.5x

Strategy

Strategy

Strategy

Strategy

Fund

Fund

Fund

Fund

From short-term capital gains:

$2,209,353

$1,014,419

$

55,803

$

—

From long-term capital gains,

subject to the 15% rate gains category:

622,608

691,701

—

1,542,506

Return of Capital:

—

1,839,552

—

—

Europe 1.25x

Dow 2x

Small-Cap

Mid-Cap

Strategy

Strategy

Value

Value

Fund

Fund

Fund

Fund

From short-term capital gains:

$7,047,962

$4,287,651

$1,232,071

$

10,376

From long-term capital gains,

subject to the 15% rate gains category:

989,193

277,020

857,854

17,776

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

Value

Growth

Growth

Growth

Fund

Fund

Fund

Fund

From short-term capital gains:

$2,999,829

$

924,827

$1,450,226

$

524,675

From long-term capital gains,

subject to the 15% rate gains category:

1,733,846

654,967

1,250,505

190,616

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds' portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement be specifically approved by the vote of a majority of the trustees who are not parties to the

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Rydex Variable Trust Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements between Rydex

Variable Trust (the “Trust”) and PADCO Advisors II, Inc., which does business under the name Rydex Investments (“Rydex

Investments”), (the “Current Agreements”) with respect to existing funds in the Trust, including the funds discussed in this Annual

Report (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex

Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments, including information about

Rydex Investments’ affiliates, personnel and operations. The Board also receives data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements. In addition, the Independent

Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of fund management, and participate in question and answer sessions with representatives of Rydex Investments.

At a Special Meeting of the Board held on July 10, 2007, and subsequently, during the Board’s regular quarterly meeting held on

August 27 and 28, 2007 (the “Annual Renewal Meeting” and together with the July 10, 2007 Meeting, the “Meetings”), the

Board considered and voted in favor of new investment advisory agreements for Rydex Variable Trust (each, a “New Agreement”

and collectively, the “New Agreements”), which, subject to their approval by each Fund’s shareholders, will enable Rydex

Investments to continue to serve as investment adviser to each Fund after the completion of the acquisition of Rydex Investments’

parent, Rydex Holdings, Inc. (the “Transaction”). During the Annual Renewal Meeting, the Board also considered and approved the selection of Rydex Investments and the continuance of the Current Agreements for an additional one-year period or until the closing of the Transaction, based on its review of qualitative and quantitative information provided by Rydex Investments.

Board Considerations in Approving the New Investment Advisory Agreements and the Continuation of the Current

Investment Advisory Agreements

In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex Investments’ brokerage practices

(including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex Investments’ policies on and compliance procedures for personal securities transactions; (j) Rydex Investments’ reputation, expertise and resources in domestic financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-

important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current

Agreements and New Agreements were fair and reasonable; (b) concluded that Rydex Investments’ fees were reasonable in light of the services that Rydex Investments provides to the Funds; (c) agreed to renew each Current Agreement for an additional one-

year term; and (d) agreed to approve the New Agreements for an initial term of two years. In approving the New Agreements and the continuation of the Current Agreements at the Annual Renewal Meeting, the Board, including the Independent Trustees,

advised by independent counsel, considered the factors discussed below.

Nature, Extent, and Quality of Services Provided by Rydex Investments

At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under each

Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly

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135

OTHER INFORMATION (Unaudited) (continued)

scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex

Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section

12(d)(1), the Board considered and determined that the advisory fees charged under the Current Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated ETF does not alleviate

Rydex Investments’ duties and responsibilities as investment adviser to the Fund. The Board also noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by Rydex Investments due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Current Agreements were appropriate and continued

to support the Board’s original selection of Rydex Investments as investment adviser to the Funds.

Fund Expenses and Performance of the Funds and Rydex Investments

At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each

Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex

Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current

Agreements.

Costs of Services Provided to the Funds and Profits Realized by Rydex Investments and its Affiliates

At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex Investments based on the advisory fees payable under the Current Agreements for the last calendar year. Rydex Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the

Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to Rydex Investments. The

Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by

Rydex Investments and/or its affiliates in connection with the services provided to the Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’ profit margin as reflected in Rydex

Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the Current

Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

Economies of Scale

In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The

Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex

Investments’ assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the Funds to engage in unlimited trading. The

Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

Other Benefits to Rydex Investments and/or its Affiliates

At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by

Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to the Trust will benefit the

Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’ shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

Additional Considerations in Approving the New Agreements

On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of Rydex Investments for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that

Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that Rydex Investments provide the Board with additional information pertaining to the effect of the proposed change of control on Rydex Investments’ personnel and operations and the terms of the New Agreements. Rydex Investments presented its response to the Board’s request for additional information prior to and at a Special Meeting of the Boards of Trustees held on July 10, 2007. Rydex Investments provided the Board with oral and written information to help the Board evaluate the impact of the change of control on Rydex

Investments, Rydex Investments’ ability to continue to provide investment advisory services to the Funds under the New

Agreements, and informed the Board that the contractual rate of Rydex Investments’ fees will not change under the New

Agreements. Rydex Investments also affirmed that the terms of the New Agreements were the same in all material respects to those of the Current Agreements.

The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board determined that the terms of the New Agreements set forth materially similar rights, duties and obligations on Rydex Investments with regard to the services to be provided to the Trust, and provided at least the same level of protection to the Trust, the Funds and the

Funds’ shareholders as the Current Agreements. The Board also noted that Rydex Investments’ fees for their services to the Funds under each New Agreement would be the same as their fees under the corresponding Current Agreement. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements,

as discussed above, were equally relevant to their approval of the New Agreements along with the additional factors relevant to the proposed change in control discussed below.

Nature, Extent and Quality of Services Provided by Rydex Investments; Performance of the Funds

The Board noted that Rydex Investments was taking appropriate steps to maintain its associates through the closing of the

Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to Rydex Investments. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with Rydex Investments following the Transaction and that the investment and management services provided to the Funds by Rydex Investments will not change. The Board also considered Rydex Investments’ and Security Benefit’s representations to the Board that Security Benefit intends for Rydex

Investments to continue to operate following the closing of the Transaction in much the same manner as it operates today,

and that the Transaction should have no impact on the day-to-day operations of Rydex Investments, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by Rydex Investments to the Funds were appropriate and were expected to continue under the New

Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by Rydex Investments and its affiliates or the future performance of the Funds.

Fund Expenses

The Board also considered the fact that the fees payable to Rydex Investments and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New Agreements. More detailed information regarding the fees under the New Agreements is contained in the Proxy Statement and accompanying materials dated September 6, 2007.

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137

OTHER INFORMATION

(Unaudited)

(concluded)

Costs of Services Provided to the Funds and Profits Realized by Rydex Investments and its Affiliates

Because Rydex Investments’ fees under the New Agreements are the same as those assessed under the Current

Agreements, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the New

Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect Rydex Investments’ future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

Economies of Scale

The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

147

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005 to

present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of

Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

147

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice President of

Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic

Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners

SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and

Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

John O. Demaret

Rydex Series Funds – 1997

139

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

139

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

139

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller

Rydex Series Funds – 2005

139

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

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139

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

139

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

139

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

139

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of

Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and Secretary (1966)

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Vice

President of Rydex Investments (2004 to present); Director of

Accounting of Rydex Investments (2003 to 2004); Vice President

of Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVABENF-ANN-2-1207x1208